UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

This report on Form N-CSR relates solely to the Registrant's Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Stock Selector Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.12%	-1.88%	4.97%
Class T (incl. 3.50% sales charge)	13.58%	-1.61%	5.01%
Class B (incl. contingent deferred sales charge) A	11.97%	-1.84%	4.99%
Class C (incl. contingent deferred sales charge) B	16.03%	-1.46%	4.79%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from James Morrow, Lead Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 17.90%, 17.70%, 16.97% and 17.03%, respectively (excluding sales charges), compared with 17.26% for the benchmark Russell 3000® Value Index. The fund benefited from favorable sector positioning, especially within information technology, where an overweighting in the strong-performing software/services industry largely offset subpar security selection. Stock picking and modest underweightings among semiconductor-related and hardware/equipment names also proved helpful. Good positioning in the consumer discretionary and utilities sectors, and among banks within financials, added value, as did the fund's health care overweighting. In contrast, modestly negative stock picking in telecommunication services and positioning within energy hurt. A small average cash allocation also detracted in an up market. In terms of individual stocks, the fund was helped by strong results from cable and media company Comcast, consumer electronics giant Apple, financials firms JPMorgan Chase and Wells Fargo, and underweighting energy producer Occidental Petroleum. In contrast, underweightings in Bank of America and media company Walt Disney limited results, as did an overweighting in health benefits company WellPoint and out-of-benchmark stakes in energy companies Royal Dutch Shell and Penn West Petroleum.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.01%
Actual		$ 1,000.00	$ 1,118.40	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.95	$ 5.10
Class T	1.21%
Actual		$ 1,000.00	$ 1,117.70	$ 6.41
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.11
Class B	1.80%
Actual		$ 1,000.00	$ 1,114.00	$ 9.51
HypotheticalA		$ 1,000.00	$ 1,016.00	$ 9.07
Class C	1.76%
Actual		$ 1,000.00	$ 1,114.20	$ 9.30
HypotheticalA		$ 1,000.00	$ 1,016.20	$ 8.87
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,120.30	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.35	$ 3.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.5	3.4
Comcast Corp. Class A	3.0	2.8
Procter & Gamble Co.	2.9	2.8
Chevron Corp.	2.9	3.9
Wells Fargo & Co.	2.7	3.0
Pfizer, Inc.	2.5	3.0
General Electric Co.	2.2	2.1
Johnson & Johnson	2.1	2.1
Paychex, Inc.	2.1	2.0
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.6
	26.0
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	19.1
Health Care	13.8	15.4
Energy	13.6	12.2
Consumer Staples	10.8	11.5
Industrials	10.2	9.1
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 92.0%		Stocks 93.9%
	Bonds 0.5%		Bonds 0.7%
	Convertible Securities 5.0%		Convertible Securities 3.8%
	Other Investments 0.1%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	12.8%	** Foreign investments	14.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.1%
Gentex Corp.	84,544	$ 1,501
Diversified Consumer Services - 0.2%
Strayer Education, Inc.	64,247	3,362
Hotels, Restaurants & Leisure - 1.2%
CEC Entertainment, Inc.	70,501	2,207
Cedar Fair LP (depository unit)	29,961	990
McDonald's Corp.	188,312	16,391
Texas Roadhouse, Inc. Class A	209,989	3,488
Yum! Brands, Inc.	46,683	3,131
		26,207
Leisure Equipment & Products - 0.3%
New Academy Holding Co. LLC unit (a)(j)(k)	52,800	6,629
Media - 4.6%
Comcast Corp. Class A	1,686,545	62,706
Time Warner, Inc.	739,217	34,965
		97,671
Multiline Retail - 1.6%
Target Corp.	516,767	32,624
Specialty Retail - 0.8%
Lowe's Companies, Inc.	375,000	13,534
Staples, Inc.	354,433	4,147
		17,681
TOTAL CONSUMER DISCRETIONARY		185,675
CONSUMER STAPLES - 10.6%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	71,297	6,261
Molson Coors Brewing Co. Class B	92,505	3,835
PepsiCo, Inc.	314,459	22,078
The Coca-Cola Co.	367,488	13,935
		46,109
Food & Staples Retailing - 2.8%
Safeway, Inc. (f)	933,983	15,980
Sysco Corp.	235,200	7,444
Wal-Mart Stores, Inc.	236,150	17,008
Walgreen Co.	549,269	18,626
		59,058
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 0.9%
Kellogg Co.	331,052	$ 18,360
Household Products - 3.2%
Kimberly-Clark Corp.	74,572	6,392
Procter & Gamble Co.	892,347	62,313
		68,705
Tobacco - 1.5%
Altria Group, Inc.	442,565	14,963
British American Tobacco PLC sponsored ADR	52,431	5,528
Lorillard, Inc.	47,618	5,769
Philip Morris International, Inc.	71,878	6,460
		32,720
TOTAL CONSUMER STAPLES		224,952
ENERGY - 13.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	57,900	3,372
Exterran Partners LP	147,837	3,218
Halliburton Co.	304,100	10,142
National Oilwell Varco, Inc.	59,905	4,092
Noble Corp.	220,817	7,616
Trinidad Drilling Ltd.	455,100	3,088
		31,528
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	160,057	12,339
BG Group PLC	60,800	1,042
BP PLC sponsored ADR	402,857	16,823
Buckeye Partners LP	69,150	3,475
Canadian Natural Resources Ltd.	303,700	8,741
Chevron Corp.	585,779	61,911
EV Energy Partners LP	126,352	7,670
Exxon Mobil Corp.	462,772	40,789
Holly Energy Partners LP	47,256	3,173
HollyFrontier Corp.	157,815	7,154
Inergy Midstream LP	75,800	1,783
Legacy Reserves LP	145,199	3,572
Markwest Energy Partners LP	59,000	3,049
Occidental Petroleum Corp.	52,800	3,971
Penn West Petroleum Ltd.	459,900	5,139
Pioneer Southwest Energy Partners LP	52,298	1,188
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC Class A sponsored ADR	661,950	$ 44,331
Southcross Energy Partners LP	51,650	1,213
Suncor Energy, Inc.	239,700	7,833
The Williams Companies, Inc.	365,275	11,996
		247,192
TOTAL ENERGY		278,720
FINANCIALS - 17.8%
Capital Markets - 3.0%
Apollo Investment Corp.	300,339	2,439
Ashmore Group PLC	897,225	5,178
BlackRock, Inc. Class A	41,800	8,236
Charles Schwab Corp.	733,934	9,615
FXCM, Inc. Class A	54,700	548
Goldman Sachs Group, Inc.	42,924	5,056
KKR & Co. LP	784,243	10,783
Manning & Napier, Inc.	178,300	2,231
Morgan Stanley	462,104	7,796
The Blackstone Group LP	806,339	11,845
		63,727
Commercial Banks - 4.8%
Comerica, Inc.	122,480	3,624
Cullen/Frost Bankers, Inc.	49,871	2,723
M&T Bank Corp.	82,409	8,054
Standard Chartered PLC (United Kingdom)	255,142	5,948
SunTrust Banks, Inc.	232,501	6,312
U.S. Bancorp	538,600	17,375
Wells Fargo & Co.	1,777,050	58,660
		102,696
Diversified Financial Services - 4.4%
Bank of America Corp.	425,800	4,198
JPMorgan Chase & Co.	1,807,657	74,250
KKR Financial Holdings LLC	1,209,552	12,712
NYSE Euronext	68,773	1,606
		92,766
Insurance - 4.4%
ACE Ltd.	205,921	16,315
AFLAC, Inc.	172,400	9,135
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Assured Guaranty Ltd.	182,000	$ 2,539
Berkshire Hathaway, Inc. Class B (a)	58,310	5,136
Fidelity National Financial, Inc. Class A	97,339	2,357
Hanover Insurance Group, Inc.	107,774	3,939
MetLife, Inc.	1,052,690	34,939
MetLife, Inc. unit	119,385	5,307
Prudential Financial, Inc.	88,300	4,602
Validus Holdings Ltd.	265,274	9,407
		93,676
Real Estate Investment Trusts - 1.1%
American Capital Agency Corp.	165,300	5,215
Annaly Capital Management, Inc.	345,900	5,092
Lexington Corporate Properties Trust	113,735	1,091
Rayonier, Inc.	63,835	3,182
Retail Properties America, Inc.	290,922	3,573
Two Harbors Investment Corp.	185,115	2,096
Ventas, Inc.	45,685	2,908
		23,157
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (k)	96,000	1,920
TOTAL FINANCIALS		377,942
HEALTH CARE - 13.0%
Biotechnology - 0.5%
Amgen, Inc.	55,075	4,891
PDL BioPharma, Inc. (f)	586,705	4,635
		9,526
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	37,200	2,465
Covidien PLC	117,700	6,840
St. Jude Medical, Inc.	103,762	3,557
		12,862
Health Care Providers & Services - 2.0%
Aetna, Inc.	191,300	8,262
Brookdale Senior Living, Inc. (a)	217,072	5,548
Cardinal Health, Inc.	119,500	4,834
McKesson Corp.	33,310	3,147
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
UnitedHealth Group, Inc.	46,300	$ 2,518
WellPoint, Inc.	339,313	18,968
		43,277
Pharmaceuticals - 9.9%
Abbott Laboratories	235,256	15,292
AstraZeneca PLC sponsored ADR	265,900	12,641
Eli Lilly & Co.	305,582	14,986
Johnson & Johnson	647,018	45,117
Merck & Co., Inc.	944,960	41,862
Pfizer, Inc.	2,066,871	51,713
Sanofi SA	150,703	13,460
Teva Pharmaceutical Industries Ltd. sponsored ADR	240,598	9,708
Warner Chilcott PLC	357,824	4,172
		208,951
TOTAL HEALTH CARE		274,616
INDUSTRIALS - 9.5%
Aerospace & Defense - 1.9%
Raytheon Co.	242,813	13,872
Rockwell Collins, Inc.	125,805	7,194
United Technologies Corp.	240,607	19,275
		40,341
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	184,800	11,410
United Parcel Service, Inc. Class B	349,690	25,566
		36,976
Commercial Services & Supplies - 1.2%
Intrum Justitia AB	280,628	3,944
Pitney Bowes, Inc. (f)	142,300	1,592
Republic Services, Inc.	709,033	20,186
		25,722
Electrical Equipment - 0.2%
Emerson Electric Co.	43,500	2,185
Rockwell Automation, Inc.	27,596	2,187
		4,372
Industrial Conglomerates - 2.2%
General Electric Co.	2,166,812	45,785
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.5%
Briggs & Stratton Corp. (f)	343,052	$ 6,961
Cummins, Inc.	45,902	4,506
Douglas Dynamics, Inc.	220,050	3,164
Eaton Corp.	48,900	2,551
Illinois Tool Works, Inc.	79,266	4,880
Stanley Black & Decker, Inc.	145,997	10,499
		32,561
Professional Services - 0.3%
Michael Page International PLC	1,043,518	5,957
Road & Rail - 0.3%
Union Pacific Corp.	44,638	5,481
Trading Companies & Distributors - 0.2%
Watsco, Inc.	48,256	3,459
TOTAL INDUSTRIALS		200,654
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	1,692,948	32,014
Computers & Peripherals - 0.4%
Apple, Inc.	5,500	3,219
Dell, Inc.	427,727	4,123
Lexmark International, Inc. Class A	65,232	1,587
		8,929
IT Services - 4.5%
Accenture PLC Class A	200,796	13,638
Cognizant Technology Solutions Corp. Class A (a)	185,449	12,468
Fidelity National Information Services, Inc.	37,771	1,364
IBM Corp.	89,796	17,068
Paychex, Inc.	1,365,467	44,432
The Western Union Co.	151,700	1,913
Visa, Inc. Class A	32,240	4,827
		95,710
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	556,700	5,973
KLA-Tencor Corp.	144,543	6,572
Siliconware Precision Industries Co. Ltd. sponsored ADR	964,033	5,206
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	648,800	11,205
		28,956
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 0.8%
CA Technologies, Inc.	148,881	$ 3,299
Microsoft Corp.	535,217	14,247
		17,546
TOTAL INFORMATION TECHNOLOGY		183,155
MATERIALS - 1.0%
Chemicals - 0.5%
Eastman Chemical Co.	109,100	6,639
Monsanto Co.	5,846	535
PPG Industries, Inc.	32,156	3,996
		11,170
Containers & Packaging - 0.1%
Sealed Air Corp.	124,200	2,089
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (f)	92,097	1,400
Commercial Metals Co.	248,183	3,363
Nucor Corp.	73,800	3,039
		7,802
TOTAL MATERIALS		21,061
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	941,559	32,135
CenturyLink, Inc.	110,688	4,299
Verizon Communications, Inc.	895,003	39,488
		75,922
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC	6,456,634	16,656
TOTAL TELECOMMUNICATION SERVICES		92,578
UTILITIES - 4.8%
Electric Utilities - 3.4%
Duke Energy Corp.	138,227	8,822
Edison International	50,700	2,306
FirstEnergy Corp.	254,469	10,805
NextEra Energy, Inc.	199,920	13,737
Northeast Utilities	135,365	5,244
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
PPL Corp.	753,017	$ 22,101
Southern Co.	205,841	8,964
		71,979
Multi-Utilities - 1.4%
CMS Energy Corp.	43,700	1,068
GDF Suez	124,600	2,803
National Grid PLC	689,100	7,789
PG&E Corp.	172,307	7,056
Sempra Energy	177,847	12,168
		30,884
TOTAL UTILITIES		102,863
TOTAL COMMON STOCKS (Cost $1,804,093)		1,942,216
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	95,400	3,861
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	2,000	2,143
TOTAL CONSUMER DISCRETIONARY		6,004
FINANCIALS - 0.4%
Commercial Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	5,200	6,447
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	33,300	1,878
TOTAL FINANCIALS		8,325
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	10,339	2,016
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
HealthSouth Corp. Series A 6.50%	3,400	$ 3,557
TOTAL HEALTH CARE		5,573
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	88,000	4,815
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	42,100	2,222
TOTAL INDUSTRIALS		7,037
UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	55,144	2,754
Series E, 5.599%	56,900	2,848
PPL Corp. 8.75%	45,300	2,458
		8,060
TOTAL CONVERTIBLE PREFERRED STOCKS		34,999
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	6,973	1,509
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (g)	7,923	7,666
Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	11,985	312
TOTAL FINANCIALS		7,978
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,487
TOTAL PREFERRED STOCKS (Cost $40,667)		44,486
Corporate Bonds - 3.8%
		Principal Amount (000s)(e)	Value (000s)
Convertible Bonds - 3.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (g)	EUR	2,400	$ 3,343
Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15		1,080	1,105
TOTAL CONSUMER DISCRETIONARY			4,448
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17 (k)		516	361
Chesapeake Energy Corp. 2.5% 5/15/37		2,330	2,097
Massey Energy Co. 3.25% 8/1/15		3,040	2,875
Peabody Energy Corp. 4.75% 12/15/66		2,170	1,973
Western Refining, Inc. 5.75% 6/15/14		910	2,612
			9,918
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(g)		3,390	1,161
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 1.625% 4/15/13		1,330	1,334
Teleflex, Inc. 3.875% 8/1/17		1,830	2,315
			3,649
Health Care Providers & Services - 0.3%
WellPoint, Inc. 2.75% 10/15/42 (g)		6,940	7,183
TOTAL HEALTH CARE			10,832
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.3%
Covanta Holding Corp. 3.25% 6/1/14		4,570	5,673
Corporate Bonds - continued
		Principal Amount (000s)(e)	Value (000s)
Convertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - 0.1%
MasTec, Inc.:
4% 6/15/14		$ 1,710	$ 2,641
4.25% 12/15/14		500	795
			3,436
TOTAL INDUSTRIALS			9,109
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.2%
InterDigital, Inc. 2.5% 3/15/16		3,070	3,281
Computers & Peripherals - 0.2%
SanDisk Corp. 1.5% 8/15/17		3,600	4,003
Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37		1,690	1,961
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14		1,920	2,107
Semiconductors & Semiconductor Equipment - 0.3%
GT Advanced Technologies, Inc. 3% 10/1/17		3,830	2,930
Intel Corp. 3.25% 8/1/39		1,370	1,577
Micron Technology, Inc. 3.125% 5/1/32 (g)		3,050	2,844
			7,351
Software - 0.4%
Nuance Communications, Inc. 2.75% 11/1/31		7,190	7,882
TOTAL INFORMATION TECHNOLOGY			26,585
MATERIALS - 0.2%
Metals & Mining - 0.2%
Goldcorp, Inc. 2% 8/1/14		2,010	2,281
Newmont Mining Corp. 1.25% 7/15/14		2,330	2,818
			5,099
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (g)		3,340	3,190
TOTAL CONVERTIBLE BONDS			70,342
Corporate Bonds - continued
		Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - 0.5%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
9.25% 3/15/20		$ 660	$ 670
9.5% 6/15/17		3,105	3,187
			3,857
FINANCIALS - 0.2%
Consumer Finance - 0.1%
GMAC LLC 8% 11/1/31		645	816
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (h)(i)		2,885	2,239
TOTAL FINANCIALS			3,055
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18		1,882	2,150
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)		475	501
TOTAL NONCONVERTIBLE BONDS			9,563
TOTAL CORPORATE BONDS (Cost $80,600)			79,905
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Insurance - 0.1%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (i) (Cost $979)		965	991
Money Market Funds - 2.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	47,352,726	$ 47,353
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	8,168,287	8,168
TOTAL MONEY MARKET FUNDS (Cost $55,521)		55,521
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,981,860)		2,123,119
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,730)
NET ASSETS - 100%		$ 2,119,389
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,888,000 or 1.2% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,910,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 516
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 1,920
New Academy Holding Co. LLC unit	8/1/11	$ 5,565
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 81
Fidelity Securities Lending Cash Central Fund	473
Total	$ 554
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,188	$ 184,416	$ 2,143	$ 6,629
Consumer Staples	224,952	218,691	6,261	-
Energy	278,720	278,720	-	-
Financials	394,245	377,474	14,851	1,920
Health Care	280,189	263,172	17,017	-
Industrials	207,691	205,469	2,222	-
Information Technology	183,155	183,155	-	-
Materials	21,061	21,061	-	-
Telecommunication Services	92,578	75,922	16,656	-
Utilities	110,923	95,074	15,849	-
Corporate Bonds	79,905	-	79,905	-
Floating Rate Loans	991	-	991	-
Money Market Funds	55,521	55,521	-	-
Total Investments in Securities:	$ 2,123,119	$ 1,958,675	$ 155,895	$ 8,549
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.2%
United Kingdom	5.9%
Canada	1.2%
Switzerland	1.2%
Ireland	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $7,892) - See accompanying schedule: Unaffiliated issuers (cost $1,926,339)	$ 2,067,598
Fidelity Central Funds (cost $55,521)	55,521
Total Investments (cost $1,981,860)		$ 2,123,119
Cash		689
Receivable for fund shares sold		638
Dividends receivable		7,955
Interest receivable		873
Distributions receivable from Fidelity Central Funds		78
Prepaid expenses		6
Other receivables		109
Total assets		2,133,467

Liabilities
Payable for investments purchased	$ 549
Payable for fund shares redeemed	3,308
Accrued management fee	799
Distribution and service plan fees payable	631
Other affiliated payables	470
Other payables and accrued expenses	153
Collateral on securities loaned, at value	8,168
Total liabilities		14,078

Net Assets		$ 2,119,389
Net Assets consist of:
Paid in capital		$ 2,284,721
Undistributed net investment income		9,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(316,441)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		141,256
Net Assets		$ 2,119,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($646,292 ÷ 25,295 shares)	$ 25.55

Maximum offering price per share (100/94.25 of $25.55)	$ 27.11
Class T: Net Asset Value and redemption price per share ($853,879 ÷ 32,920 shares)	$ 25.94

Maximum offering price per share (100/96.50 of $25.94)	$ 26.88
Class B: Net Asset Value and offering price per share ($31,396 ÷ 1,222 shares)A	$ 25.69

Class C: Net Asset Value and offering price per share ($142,860 ÷ 5,567 shares)A	$ 25.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($444,962 ÷ 16,881 shares)	$ 26.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 69,393
Interest		4,106
Income from Fidelity Central Funds		554
Total income		74,053

Expenses
Management fee	$ 9,600
Transfer agent fees	4,971
Distribution and service plan fees	7,759
Accounting and security lending fees	639
Custodian fees and expenses	61
Independent trustees' compensation	14
Registration fees	96
Audit	65
Legal	9
Miscellaneous	22
Total expenses before reductions	23,236
Expense reductions	(84)	23,152
Net investment income (loss)		50,901
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,984
Foreign currency transactions	49
Total net realized gain (loss)		109,033
Change in net unrealized appreciation (depreciation) on: Investment securities	183,812
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		183,817
Net gain (loss)		292,850
Net increase (decrease) in net assets resulting from operations		$ 343,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,901	$ 41,286
Net realized gain (loss)	109,033	355,857
Change in net unrealized appreciation (depreciation)	183,817	(201,222)
Net increase (decrease) in net assets resulting from operations	343,751	195,921
Distributions to shareholders from net investment income	(45,384)	(40,790)
Share transactions - net increase (decrease)	(210,314)	(625,752)
Total increase (decrease) in net assets	88,053	(470,621)

Net Assets
Beginning of period	2,031,336	2,501,957
End of period (including undistributed net investment income of $9,853 and undistributed net investment income of $8,045, respectively)	$ 2,119,389	$ 2,031,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.18	$ 21.07	$ 20.26	$ 16.72	$ 30.63
Income from Investment Operations
Net investment income (loss) C	.61	.42	.25	.28	.36
Net realized and unrealized gain (loss)	3.32	1.11	.81	3.58	(12.22)
Total from investment operations	3.93	1.53	1.06	3.86	(11.86)
Distributions from net investment income	(.56)	(.42)	(.25)	(.32)	(.37)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.56)	(.42)	(.25)	(.32)	(2.05)
Net asset value, end of period	$ 25.55	$ 22.18	$ 21.07	$ 20.26	$ 16.72
Total Return A, B	17.90%	7.25%	5.26%	23.58%	(41.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.03%	1.04%	1.07%	1.01%
Expenses net of fee waivers, if any	1.02%	1.03%	1.04%	1.07%	1.01%
Expenses net of all reductions	1.01%	1.02%	1.04%	1.07%	1.00%
Net investment income (loss)	2.52%	1.82%	1.21%	1.67%	1.46%
Supplemental Data
Net assets, end of period (in millions)	$ 646	$ 634	$ 719	$ 831	$ 801
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.50	$ 21.37	$ 20.54	$ 16.94	$ 31.01
Income from Investment Operations
Net investment income (loss) C	.57	.38	.22	.25	.31
Net realized and unrealized gain (loss)	3.37	1.13	.82	3.63	(12.39)
Total from investment operations	3.94	1.51	1.04	3.88	(12.08)
Distributions from net investment income	(.50)	(.38)	(.21)	(.28)	(.31)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.50)	(.38)	(.21)	(.28)	(1.99)
Net asset value, end of period	$ 25.94	$ 22.50	$ 21.37	$ 20.54	$ 16.94
Total Return A, B	17.70%	7.02%	5.09%	23.35%	(41.49)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.22%	1.23%	1.28%	1.21%
Expenses net of fee waivers, if any	1.21%	1.22%	1.23%	1.28%	1.21%
Expenses net of all reductions	1.21%	1.21%	1.22%	1.27%	1.21%
Net investment income (loss)	2.32%	1.63%	1.03%	1.47%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$ 854	$ 862	$ 1,108	$ 1,264	$ 1,286
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.29	$ 21.16	$ 20.33	$ 16.77	$ 30.67
Income from Investment Operations
Net investment income (loss) C	.42	.24	.09	.15	.17
Net realized and unrealized gain (loss)	3.34	1.12	.82	3.59	(12.26)
Total from investment operations	3.76	1.36	.91	3.74	(12.09)
Distributions from net investment income	(.36)	(.23)	(.08)	(.18)	(.13)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.36)	(.23)	(.08)	(.18)	(1.81)
Net asset value, end of period	$ 25.69	$ 22.29	$ 21.16	$ 20.33	$ 16.77
Total Return A, B	16.97%	6.43%	4.49%	22.59%	(41.80)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.81%	1.82%	1.84%	1.80%
Expenses net of fee waivers, if any	1.80%	1.81%	1.82%	1.84%	1.80%
Expenses net of all reductions	1.80%	1.80%	1.81%	1.84%	1.80%
Net investment income (loss)	1.73%	1.04%	.44%	.90%	.66%
Supplemental Data
Net assets, end of period (in millions)	$ 31	$ 42	$ 63	$ 88	$ 115
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.27	$ 21.16	$ 20.34	$ 16.78	$ 30.70
Income from Investment Operations
Net investment income (loss) C	.43	.25	.09	.16	.17
Net realized and unrealized gain (loss)	3.33	1.11	.82	3.59	(12.26)
Total from investment operations	3.76	1.36	.91	3.75	(12.09)
Distributions from net investment income	(.37)	(.25)	(.09)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.37)	(.25)	(.09)	(.19)	(1.83)
Net asset value, end of period	$ 25.66	$ 22.27	$ 21.16	$ 20.34	$ 16.78
Total Return A, B	17.03%	6.40%	4.50%	22.63%	(41.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.78%	1.80%	1.83%	1.77%
Expenses net of fee waivers, if any	1.77%	1.78%	1.80%	1.83%	1.77%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.83%	1.77%
Net investment income (loss)	1.76%	1.06%	.46%	.91%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 134	$ 149	$ 165	$ 170
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.86	$ 21.70	$ 20.85	$ 17.20	$ 31.46
Income from Investment Operations
Net investment income (loss) B	.70	.50	.32	.34	.44
Net realized and unrealized gain (loss)	3.43	1.14	.83	3.68	(12.57)
Total from investment operations	4.13	1.64	1.15	4.02	(12.13)
Distributions from net investment income	(.63)	(.48)	(.30)	(.37)	(.45)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.63)	(.48)	(.30)	(.37)	(2.13)
Net asset value, end of period	$ 26.36	$ 22.86	$ 21.70	$ 20.85	$ 17.20
Total Return A	18.27%	7.55%	5.56%	23.90%	(41.18)%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.74%	.77%	.79%	.72%
Expenses net of fee waivers, if any	.73%	.74%	.77%	.79%	.72%
Expenses net of all reductions	.73%	.73%	.76%	.78%	.72%
Net investment income (loss)	2.80%	2.10%	1.49%	1.96%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$ 445	$ 360	$ 464	$ 1,127	$ 1,249
Portfolio turnover rate D	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, equity-debt classifications, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 216,423
Gross unrealized depreciation	(85,692)
Net unrealized appreciation (depreciation) on securities and other investments	$ 130,731

Tax Cost	$ 1,992,388

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,960
Capital loss carryforward	$ (302,542)
Net unrealized appreciation (depreciation)	$ 130,727

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (302,542)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 45,384	$ 40,790

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,005,041 and $1,241,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,629	$ 20
Class T	.25%	.25%	4,354	26
Class B	.75%	.25%	366	275
Class C	.75%	.25%	1,410	102
			$ 7,759	$ 423

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 83
Class T	26
Class B*	49
Class C*	7
$ 165

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,730.27
Class T	1,829.21
Class B	111.30
Class C	381.27
Institutional Class	920.23
	$ 4,971

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $20 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $473, including $2 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $84 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 14,971	$ 13,065
Class T	17,872	17,415
Class B	544	526
Class C	2,166	1,562
Institutional Class	9,831	8,222
Total	$ 45,384	$ 40,790

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	3,213	4,188	$ 77,551	$ 97,031
Reinvestment of distributions	577	531	13,763	12,005
Shares redeemed	(7,076)	(10,247)	(170,494)	(238,795)
Net increase (decrease)	(3,286)	(5,528)	$ (79,180)	$ (129,759)
Class T
Shares sold	3,722	5,547	$ 91,180	$ 130,320
Reinvestment of distributions	709	731	17,138	16,748
Shares redeemed	(9,817)	(19,797)	(240,587)	(459,385)
Net increase (decrease)	(5,386)	(13,519)	$ (132,269)	$ (312,317)
Class B
Shares sold	27	67	$ 663	$ 1,568
Reinvestment of distributions	21	21	492	473
Shares redeemed	(695)	(1,179)	(16,864)	(27,544)
Net increase (decrease)	(647)	(1,091)	$ (15,709)	$ (25,503)
Class C
Shares sold	618	717	$ 15,024	$ 16,632
Reinvestment of distributions	79	61	1,896	1,375
Shares redeemed	(1,166)	(1,786)	(28,340)	(41,317)
Net increase (decrease)	(469)	(1,008)	$ (11,420)	$ (23,310)
Institutional Class
Shares sold	5,436	3,589	$ 134,907	$ 85,642
Reinvestment of distributions	377	329	9,300	7,669
Shares redeemed	(4,659)	(9,571)	(115,943)	(228,174)
Net increase (decrease)	1,154	(5,653)	$ 28,264	$ (134,863)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians, agent bank, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/12	12/14/12	$0.198	$0.030
	12/28/12	12/27/12	$0.024	$0.000
Class T	12/17/12	12/14/12	$0.184	$0.030
	12/28/12	12/27/12	$0.024	$0.000
Class B	12/17/12	12/14/12	$0.141	$0.030
	12/28/12	12/27/12	$0.024	$0.000
Class C	12/17/12	12/14/12	$0.147	$0.030
	12/28/12	12/27/12	$0.024	$0.000

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 92%, 100%, 100%, and 100%; Class T designates 100%, 100%, 100%, and 100%; Class B designates 100%, 100%, 100%, and 100%; and Class C designates 100%, 100%, 100%, and 100%; of the dividends distributed in December 2011, April 2012, July 2012 and October 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

EPI-UANN-0113
1.786681.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	18.27%	-0.43%	5.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from James Morrow, Lead Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Institutional Class shares gained 18.27%, compared with 17.26% for the benchmark Russell 3000® Value Index. The fund benefited from favorable sector positioning, especially within information technology, where an overweighting in the strong-performing software/services industry largely offset subpar security selection. Stock picking and modest underweightings among semiconductor-related and hardware/equipment names also proved helpful. Good positioning in the consumer discretionary and utilities sectors, and among banks within financials, added value, as did the fund's health care overweighting. In contrast, modestly negative stock picking in telecommunication services and positioning within energy hurt. A small average cash allocation also detracted in an up market. In terms of individual stocks, the fund was helped by strong results from cable and media company Comcast, consumer electronics giant Apple, financials firms JPMorgan Chase and Wells Fargo, and underweighting energy producer Occidental Petroleum. In contrast, underweightings in Bank of America and media company Walt Disney limited results, as did an overweighting in health benefits company WellPoint and out-of-benchmark stakes in energy companies Royal Dutch Shell and Penn West Petroleum.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.01%
Actual		$ 1,000.00	$ 1,118.40	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.95	$ 5.10
Class T	1.21%
Actual		$ 1,000.00	$ 1,117.70	$ 6.41
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.11
Class B	1.80%
Actual		$ 1,000.00	$ 1,114.00	$ 9.51
HypotheticalA		$ 1,000.00	$ 1,016.00	$ 9.07
Class C	1.76%
Actual		$ 1,000.00	$ 1,114.20	$ 9.30
HypotheticalA		$ 1,000.00	$ 1,016.20	$ 8.87
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,120.30	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.35	$ 3.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.5	3.4
Comcast Corp. Class A	3.0	2.8
Procter & Gamble Co.	2.9	2.8
Chevron Corp.	2.9	3.9
Wells Fargo & Co.	2.7	3.0
Pfizer, Inc.	2.5	3.0
General Electric Co.	2.2	2.1
Johnson & Johnson	2.1	2.1
Paychex, Inc.	2.1	2.0
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.6
	26.0
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	19.1
Health Care	13.8	15.4
Energy	13.6	12.2
Consumer Staples	10.8	11.5
Industrials	10.2	9.1
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 92.0%		Stocks 93.9%
	Bonds 0.5%		Bonds 0.7%
	Convertible Securities 5.0%		Convertible Securities 3.8%
	Other Investments 0.1%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	12.8%	** Foreign investments	14.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.1%
Gentex Corp.	84,544	$ 1,501
Diversified Consumer Services - 0.2%
Strayer Education, Inc.	64,247	3,362
Hotels, Restaurants & Leisure - 1.2%
CEC Entertainment, Inc.	70,501	2,207
Cedar Fair LP (depository unit)	29,961	990
McDonald's Corp.	188,312	16,391
Texas Roadhouse, Inc. Class A	209,989	3,488
Yum! Brands, Inc.	46,683	3,131
		26,207
Leisure Equipment & Products - 0.3%
New Academy Holding Co. LLC unit (a)(j)(k)	52,800	6,629
Media - 4.6%
Comcast Corp. Class A	1,686,545	62,706
Time Warner, Inc.	739,217	34,965
		97,671
Multiline Retail - 1.6%
Target Corp.	516,767	32,624
Specialty Retail - 0.8%
Lowe's Companies, Inc.	375,000	13,534
Staples, Inc.	354,433	4,147
		17,681
TOTAL CONSUMER DISCRETIONARY		185,675
CONSUMER STAPLES - 10.6%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	71,297	6,261
Molson Coors Brewing Co. Class B	92,505	3,835
PepsiCo, Inc.	314,459	22,078
The Coca-Cola Co.	367,488	13,935
		46,109
Food & Staples Retailing - 2.8%
Safeway, Inc. (f)	933,983	15,980
Sysco Corp.	235,200	7,444
Wal-Mart Stores, Inc.	236,150	17,008
Walgreen Co.	549,269	18,626
		59,058
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 0.9%
Kellogg Co.	331,052	$ 18,360
Household Products - 3.2%
Kimberly-Clark Corp.	74,572	6,392
Procter & Gamble Co.	892,347	62,313
		68,705
Tobacco - 1.5%
Altria Group, Inc.	442,565	14,963
British American Tobacco PLC sponsored ADR	52,431	5,528
Lorillard, Inc.	47,618	5,769
Philip Morris International, Inc.	71,878	6,460
		32,720
TOTAL CONSUMER STAPLES		224,952
ENERGY - 13.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	57,900	3,372
Exterran Partners LP	147,837	3,218
Halliburton Co.	304,100	10,142
National Oilwell Varco, Inc.	59,905	4,092
Noble Corp.	220,817	7,616
Trinidad Drilling Ltd.	455,100	3,088
		31,528
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	160,057	12,339
BG Group PLC	60,800	1,042
BP PLC sponsored ADR	402,857	16,823
Buckeye Partners LP	69,150	3,475
Canadian Natural Resources Ltd.	303,700	8,741
Chevron Corp.	585,779	61,911
EV Energy Partners LP	126,352	7,670
Exxon Mobil Corp.	462,772	40,789
Holly Energy Partners LP	47,256	3,173
HollyFrontier Corp.	157,815	7,154
Inergy Midstream LP	75,800	1,783
Legacy Reserves LP	145,199	3,572
Markwest Energy Partners LP	59,000	3,049
Occidental Petroleum Corp.	52,800	3,971
Penn West Petroleum Ltd.	459,900	5,139
Pioneer Southwest Energy Partners LP	52,298	1,188
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC Class A sponsored ADR	661,950	$ 44,331
Southcross Energy Partners LP	51,650	1,213
Suncor Energy, Inc.	239,700	7,833
The Williams Companies, Inc.	365,275	11,996
		247,192
TOTAL ENERGY		278,720
FINANCIALS - 17.8%
Capital Markets - 3.0%
Apollo Investment Corp.	300,339	2,439
Ashmore Group PLC	897,225	5,178
BlackRock, Inc. Class A	41,800	8,236
Charles Schwab Corp.	733,934	9,615
FXCM, Inc. Class A	54,700	548
Goldman Sachs Group, Inc.	42,924	5,056
KKR & Co. LP	784,243	10,783
Manning & Napier, Inc.	178,300	2,231
Morgan Stanley	462,104	7,796
The Blackstone Group LP	806,339	11,845
		63,727
Commercial Banks - 4.8%
Comerica, Inc.	122,480	3,624
Cullen/Frost Bankers, Inc.	49,871	2,723
M&T Bank Corp.	82,409	8,054
Standard Chartered PLC (United Kingdom)	255,142	5,948
SunTrust Banks, Inc.	232,501	6,312
U.S. Bancorp	538,600	17,375
Wells Fargo & Co.	1,777,050	58,660
		102,696
Diversified Financial Services - 4.4%
Bank of America Corp.	425,800	4,198
JPMorgan Chase & Co.	1,807,657	74,250
KKR Financial Holdings LLC	1,209,552	12,712
NYSE Euronext	68,773	1,606
		92,766
Insurance - 4.4%
ACE Ltd.	205,921	16,315
AFLAC, Inc.	172,400	9,135
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Assured Guaranty Ltd.	182,000	$ 2,539
Berkshire Hathaway, Inc. Class B (a)	58,310	5,136
Fidelity National Financial, Inc. Class A	97,339	2,357
Hanover Insurance Group, Inc.	107,774	3,939
MetLife, Inc.	1,052,690	34,939
MetLife, Inc. unit	119,385	5,307
Prudential Financial, Inc.	88,300	4,602
Validus Holdings Ltd.	265,274	9,407
		93,676
Real Estate Investment Trusts - 1.1%
American Capital Agency Corp.	165,300	5,215
Annaly Capital Management, Inc.	345,900	5,092
Lexington Corporate Properties Trust	113,735	1,091
Rayonier, Inc.	63,835	3,182
Retail Properties America, Inc.	290,922	3,573
Two Harbors Investment Corp.	185,115	2,096
Ventas, Inc.	45,685	2,908
		23,157
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (k)	96,000	1,920
TOTAL FINANCIALS		377,942
HEALTH CARE - 13.0%
Biotechnology - 0.5%
Amgen, Inc.	55,075	4,891
PDL BioPharma, Inc. (f)	586,705	4,635
		9,526
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	37,200	2,465
Covidien PLC	117,700	6,840
St. Jude Medical, Inc.	103,762	3,557
		12,862
Health Care Providers & Services - 2.0%
Aetna, Inc.	191,300	8,262
Brookdale Senior Living, Inc. (a)	217,072	5,548
Cardinal Health, Inc.	119,500	4,834
McKesson Corp.	33,310	3,147
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
UnitedHealth Group, Inc.	46,300	$ 2,518
WellPoint, Inc.	339,313	18,968
		43,277
Pharmaceuticals - 9.9%
Abbott Laboratories	235,256	15,292
AstraZeneca PLC sponsored ADR	265,900	12,641
Eli Lilly & Co.	305,582	14,986
Johnson & Johnson	647,018	45,117
Merck & Co., Inc.	944,960	41,862
Pfizer, Inc.	2,066,871	51,713
Sanofi SA	150,703	13,460
Teva Pharmaceutical Industries Ltd. sponsored ADR	240,598	9,708
Warner Chilcott PLC	357,824	4,172
		208,951
TOTAL HEALTH CARE		274,616
INDUSTRIALS - 9.5%
Aerospace & Defense - 1.9%
Raytheon Co.	242,813	13,872
Rockwell Collins, Inc.	125,805	7,194
United Technologies Corp.	240,607	19,275
		40,341
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	184,800	11,410
United Parcel Service, Inc. Class B	349,690	25,566
		36,976
Commercial Services & Supplies - 1.2%
Intrum Justitia AB	280,628	3,944
Pitney Bowes, Inc. (f)	142,300	1,592
Republic Services, Inc.	709,033	20,186
		25,722
Electrical Equipment - 0.2%
Emerson Electric Co.	43,500	2,185
Rockwell Automation, Inc.	27,596	2,187
		4,372
Industrial Conglomerates - 2.2%
General Electric Co.	2,166,812	45,785
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.5%
Briggs & Stratton Corp. (f)	343,052	$ 6,961
Cummins, Inc.	45,902	4,506
Douglas Dynamics, Inc.	220,050	3,164
Eaton Corp.	48,900	2,551
Illinois Tool Works, Inc.	79,266	4,880
Stanley Black & Decker, Inc.	145,997	10,499
		32,561
Professional Services - 0.3%
Michael Page International PLC	1,043,518	5,957
Road & Rail - 0.3%
Union Pacific Corp.	44,638	5,481
Trading Companies & Distributors - 0.2%
Watsco, Inc.	48,256	3,459
TOTAL INDUSTRIALS		200,654
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	1,692,948	32,014
Computers & Peripherals - 0.4%
Apple, Inc.	5,500	3,219
Dell, Inc.	427,727	4,123
Lexmark International, Inc. Class A	65,232	1,587
		8,929
IT Services - 4.5%
Accenture PLC Class A	200,796	13,638
Cognizant Technology Solutions Corp. Class A (a)	185,449	12,468
Fidelity National Information Services, Inc.	37,771	1,364
IBM Corp.	89,796	17,068
Paychex, Inc.	1,365,467	44,432
The Western Union Co.	151,700	1,913
Visa, Inc. Class A	32,240	4,827
		95,710
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	556,700	5,973
KLA-Tencor Corp.	144,543	6,572
Siliconware Precision Industries Co. Ltd. sponsored ADR	964,033	5,206
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	648,800	11,205
		28,956
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 0.8%
CA Technologies, Inc.	148,881	$ 3,299
Microsoft Corp.	535,217	14,247
		17,546
TOTAL INFORMATION TECHNOLOGY		183,155
MATERIALS - 1.0%
Chemicals - 0.5%
Eastman Chemical Co.	109,100	6,639
Monsanto Co.	5,846	535
PPG Industries, Inc.	32,156	3,996
		11,170
Containers & Packaging - 0.1%
Sealed Air Corp.	124,200	2,089
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (f)	92,097	1,400
Commercial Metals Co.	248,183	3,363
Nucor Corp.	73,800	3,039
		7,802
TOTAL MATERIALS		21,061
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	941,559	32,135
CenturyLink, Inc.	110,688	4,299
Verizon Communications, Inc.	895,003	39,488
		75,922
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC	6,456,634	16,656
TOTAL TELECOMMUNICATION SERVICES		92,578
UTILITIES - 4.8%
Electric Utilities - 3.4%
Duke Energy Corp.	138,227	8,822
Edison International	50,700	2,306
FirstEnergy Corp.	254,469	10,805
NextEra Energy, Inc.	199,920	13,737
Northeast Utilities	135,365	5,244
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
PPL Corp.	753,017	$ 22,101
Southern Co.	205,841	8,964
		71,979
Multi-Utilities - 1.4%
CMS Energy Corp.	43,700	1,068
GDF Suez	124,600	2,803
National Grid PLC	689,100	7,789
PG&E Corp.	172,307	7,056
Sempra Energy	177,847	12,168
		30,884
TOTAL UTILITIES		102,863
TOTAL COMMON STOCKS (Cost $1,804,093)		1,942,216
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	95,400	3,861
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	2,000	2,143
TOTAL CONSUMER DISCRETIONARY		6,004
FINANCIALS - 0.4%
Commercial Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	5,200	6,447
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	33,300	1,878
TOTAL FINANCIALS		8,325
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	10,339	2,016
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
HealthSouth Corp. Series A 6.50%	3,400	$ 3,557
TOTAL HEALTH CARE		5,573
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	88,000	4,815
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	42,100	2,222
TOTAL INDUSTRIALS		7,037
UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	55,144	2,754
Series E, 5.599%	56,900	2,848
PPL Corp. 8.75%	45,300	2,458
		8,060
TOTAL CONVERTIBLE PREFERRED STOCKS		34,999
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	6,973	1,509
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (g)	7,923	7,666
Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	11,985	312
TOTAL FINANCIALS		7,978
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,487
TOTAL PREFERRED STOCKS (Cost $40,667)		44,486
Corporate Bonds - 3.8%
		Principal Amount (000s)(e)	Value (000s)
Convertible Bonds - 3.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (g)	EUR	2,400	$ 3,343
Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15		1,080	1,105
TOTAL CONSUMER DISCRETIONARY			4,448
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17 (k)		516	361
Chesapeake Energy Corp. 2.5% 5/15/37		2,330	2,097
Massey Energy Co. 3.25% 8/1/15		3,040	2,875
Peabody Energy Corp. 4.75% 12/15/66		2,170	1,973
Western Refining, Inc. 5.75% 6/15/14		910	2,612
			9,918
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(g)		3,390	1,161
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 1.625% 4/15/13		1,330	1,334
Teleflex, Inc. 3.875% 8/1/17		1,830	2,315
			3,649
Health Care Providers & Services - 0.3%
WellPoint, Inc. 2.75% 10/15/42 (g)		6,940	7,183
TOTAL HEALTH CARE			10,832
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.3%
Covanta Holding Corp. 3.25% 6/1/14		4,570	5,673
Corporate Bonds - continued
		Principal Amount (000s)(e)	Value (000s)
Convertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - 0.1%
MasTec, Inc.:
4% 6/15/14		$ 1,710	$ 2,641
4.25% 12/15/14		500	795
			3,436
TOTAL INDUSTRIALS			9,109
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.2%
InterDigital, Inc. 2.5% 3/15/16		3,070	3,281
Computers & Peripherals - 0.2%
SanDisk Corp. 1.5% 8/15/17		3,600	4,003
Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37		1,690	1,961
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14		1,920	2,107
Semiconductors & Semiconductor Equipment - 0.3%
GT Advanced Technologies, Inc. 3% 10/1/17		3,830	2,930
Intel Corp. 3.25% 8/1/39		1,370	1,577
Micron Technology, Inc. 3.125% 5/1/32 (g)		3,050	2,844
			7,351
Software - 0.4%
Nuance Communications, Inc. 2.75% 11/1/31		7,190	7,882
TOTAL INFORMATION TECHNOLOGY			26,585
MATERIALS - 0.2%
Metals & Mining - 0.2%
Goldcorp, Inc. 2% 8/1/14		2,010	2,281
Newmont Mining Corp. 1.25% 7/15/14		2,330	2,818
			5,099
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (g)		3,340	3,190
TOTAL CONVERTIBLE BONDS			70,342
Corporate Bonds - continued
		Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - 0.5%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
9.25% 3/15/20		$ 660	$ 670
9.5% 6/15/17		3,105	3,187
			3,857
FINANCIALS - 0.2%
Consumer Finance - 0.1%
GMAC LLC 8% 11/1/31		645	816
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (h)(i)		2,885	2,239
TOTAL FINANCIALS			3,055
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18		1,882	2,150
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)		475	501
TOTAL NONCONVERTIBLE BONDS			9,563
TOTAL CORPORATE BONDS (Cost $80,600)			79,905
Floating Rate Loans - 0.1%

FINANCIALS - 0.1%
Insurance - 0.1%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (i) (Cost $979)		965	991
Money Market Funds - 2.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	47,352,726	$ 47,353
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	8,168,287	8,168
TOTAL MONEY MARKET FUNDS (Cost $55,521)		55,521
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,981,860)		2,123,119
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,730)
NET ASSETS - 100%		$ 2,119,389
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,888,000 or 1.2% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,910,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 516
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 1,920
New Academy Holding Co. LLC unit	8/1/11	$ 5,565
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 81
Fidelity Securities Lending Cash Central Fund	473
Total	$ 554
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,188	$ 184,416	$ 2,143	$ 6,629
Consumer Staples	224,952	218,691	6,261	-
Energy	278,720	278,720	-	-
Financials	394,245	377,474	14,851	1,920
Health Care	280,189	263,172	17,017	-
Industrials	207,691	205,469	2,222	-
Information Technology	183,155	183,155	-	-
Materials	21,061	21,061	-	-
Telecommunication Services	92,578	75,922	16,656	-
Utilities	110,923	95,074	15,849	-
Corporate Bonds	79,905	-	79,905	-
Floating Rate Loans	991	-	991	-
Money Market Funds	55,521	55,521	-	-
Total Investments in Securities:	$ 2,123,119	$ 1,958,675	$ 155,895	$ 8,549
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.2%
United Kingdom	5.9%
Canada	1.2%
Switzerland	1.2%
Ireland	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $7,892) - See accompanying schedule: Unaffiliated issuers (cost $1,926,339)	$ 2,067,598
Fidelity Central Funds (cost $55,521)	55,521
Total Investments (cost $1,981,860)		$ 2,123,119
Cash		689
Receivable for fund shares sold		638
Dividends receivable		7,955
Interest receivable		873
Distributions receivable from Fidelity Central Funds		78
Prepaid expenses		6
Other receivables		109
Total assets		2,133,467

Liabilities
Payable for investments purchased	$ 549
Payable for fund shares redeemed	3,308
Accrued management fee	799
Distribution and service plan fees payable	631
Other affiliated payables	470
Other payables and accrued expenses	153
Collateral on securities loaned, at value	8,168
Total liabilities		14,078

Net Assets		$ 2,119,389
Net Assets consist of:
Paid in capital		$ 2,284,721
Undistributed net investment income		9,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(316,441)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		141,256
Net Assets		$ 2,119,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($646,292 ÷ 25,295 shares)	$ 25.55

Maximum offering price per share (100/94.25 of $25.55)	$ 27.11
Class T: Net Asset Value and redemption price per share ($853,879 ÷ 32,920 shares)	$ 25.94

Maximum offering price per share (100/96.50 of $25.94)	$ 26.88
Class B: Net Asset Value and offering price per share ($31,396 ÷ 1,222 shares)A	$ 25.69

Class C: Net Asset Value and offering price per share ($142,860 ÷ 5,567 shares)A	$ 25.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($444,962 ÷ 16,881 shares)	$ 26.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 69,393
Interest		4,106
Income from Fidelity Central Funds		554
Total income		74,053

Expenses
Management fee	$ 9,600
Transfer agent fees	4,971
Distribution and service plan fees	7,759
Accounting and security lending fees	639
Custodian fees and expenses	61
Independent trustees' compensation	14
Registration fees	96
Audit	65
Legal	9
Miscellaneous	22
Total expenses before reductions	23,236
Expense reductions	(84)	23,152
Net investment income (loss)		50,901
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,984
Foreign currency transactions	49
Total net realized gain (loss)		109,033
Change in net unrealized appreciation (depreciation) on: Investment securities	183,812
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		183,817
Net gain (loss)		292,850
Net increase (decrease) in net assets resulting from operations		$ 343,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,901	$ 41,286
Net realized gain (loss)	109,033	355,857
Change in net unrealized appreciation (depreciation)	183,817	(201,222)
Net increase (decrease) in net assets resulting from operations	343,751	195,921
Distributions to shareholders from net investment income	(45,384)	(40,790)
Share transactions - net increase (decrease)	(210,314)	(625,752)
Total increase (decrease) in net assets	88,053	(470,621)

Net Assets
Beginning of period	2,031,336	2,501,957
End of period (including undistributed net investment income of $9,853 and undistributed net investment income of $8,045, respectively)	$ 2,119,389	$ 2,031,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.18	$ 21.07	$ 20.26	$ 16.72	$ 30.63
Income from Investment Operations
Net investment income (loss) C	.61	.42	.25	.28	.36
Net realized and unrealized gain (loss)	3.32	1.11	.81	3.58	(12.22)
Total from investment operations	3.93	1.53	1.06	3.86	(11.86)
Distributions from net investment income	(.56)	(.42)	(.25)	(.32)	(.37)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.56)	(.42)	(.25)	(.32)	(2.05)
Net asset value, end of period	$ 25.55	$ 22.18	$ 21.07	$ 20.26	$ 16.72
Total Return A, B	17.90%	7.25%	5.26%	23.58%	(41.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.03%	1.04%	1.07%	1.01%
Expenses net of fee waivers, if any	1.02%	1.03%	1.04%	1.07%	1.01%
Expenses net of all reductions	1.01%	1.02%	1.04%	1.07%	1.00%
Net investment income (loss)	2.52%	1.82%	1.21%	1.67%	1.46%
Supplemental Data
Net assets, end of period (in millions)	$ 646	$ 634	$ 719	$ 831	$ 801
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.50	$ 21.37	$ 20.54	$ 16.94	$ 31.01
Income from Investment Operations
Net investment income (loss) C	.57	.38	.22	.25	.31
Net realized and unrealized gain (loss)	3.37	1.13	.82	3.63	(12.39)
Total from investment operations	3.94	1.51	1.04	3.88	(12.08)
Distributions from net investment income	(.50)	(.38)	(.21)	(.28)	(.31)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.50)	(.38)	(.21)	(.28)	(1.99)
Net asset value, end of period	$ 25.94	$ 22.50	$ 21.37	$ 20.54	$ 16.94
Total Return A, B	17.70%	7.02%	5.09%	23.35%	(41.49)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.22%	1.23%	1.28%	1.21%
Expenses net of fee waivers, if any	1.21%	1.22%	1.23%	1.28%	1.21%
Expenses net of all reductions	1.21%	1.21%	1.22%	1.27%	1.21%
Net investment income (loss)	2.32%	1.63%	1.03%	1.47%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$ 854	$ 862	$ 1,108	$ 1,264	$ 1,286
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.29	$ 21.16	$ 20.33	$ 16.77	$ 30.67
Income from Investment Operations
Net investment income (loss) C	.42	.24	.09	.15	.17
Net realized and unrealized gain (loss)	3.34	1.12	.82	3.59	(12.26)
Total from investment operations	3.76	1.36	.91	3.74	(12.09)
Distributions from net investment income	(.36)	(.23)	(.08)	(.18)	(.13)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.36)	(.23)	(.08)	(.18)	(1.81)
Net asset value, end of period	$ 25.69	$ 22.29	$ 21.16	$ 20.33	$ 16.77
Total Return A, B	16.97%	6.43%	4.49%	22.59%	(41.80)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.81%	1.82%	1.84%	1.80%
Expenses net of fee waivers, if any	1.80%	1.81%	1.82%	1.84%	1.80%
Expenses net of all reductions	1.80%	1.80%	1.81%	1.84%	1.80%
Net investment income (loss)	1.73%	1.04%	.44%	.90%	.66%
Supplemental Data
Net assets, end of period (in millions)	$ 31	$ 42	$ 63	$ 88	$ 115
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.27	$ 21.16	$ 20.34	$ 16.78	$ 30.70
Income from Investment Operations
Net investment income (loss) C	.43	.25	.09	.16	.17
Net realized and unrealized gain (loss)	3.33	1.11	.82	3.59	(12.26)
Total from investment operations	3.76	1.36	.91	3.75	(12.09)
Distributions from net investment income	(.37)	(.25)	(.09)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.37)	(.25)	(.09)	(.19)	(1.83)
Net asset value, end of period	$ 25.66	$ 22.27	$ 21.16	$ 20.34	$ 16.78
Total Return A, B	17.03%	6.40%	4.50%	22.63%	(41.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.78%	1.80%	1.83%	1.77%
Expenses net of fee waivers, if any	1.77%	1.78%	1.80%	1.83%	1.77%
Expenses net of all reductions	1.77%	1.77%	1.79%	1.83%	1.77%
Net investment income (loss)	1.76%	1.06%	.46%	.91%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 143	$ 134	$ 149	$ 165	$ 170
Portfolio turnover rate E	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.86	$ 21.70	$ 20.85	$ 17.20	$ 31.46
Income from Investment Operations
Net investment income (loss) B	.70	.50	.32	.34	.44
Net realized and unrealized gain (loss)	3.43	1.14	.83	3.68	(12.57)
Total from investment operations	4.13	1.64	1.15	4.02	(12.13)
Distributions from net investment income	(.63)	(.48)	(.30)	(.37)	(.45)
Distributions from net realized gain	-	-	-	-	(1.68)
Total distributions	(.63)	(.48)	(.30)	(.37)	(2.13)
Net asset value, end of period	$ 26.36	$ 22.86	$ 21.70	$ 20.85	$ 17.20
Total Return A	18.27%	7.55%	5.56%	23.90%	(41.18)%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.74%	.77%	.79%	.72%
Expenses net of fee waivers, if any	.73%	.74%	.77%	.79%	.72%
Expenses net of all reductions	.73%	.73%	.76%	.78%	.72%
Net investment income (loss)	2.80%	2.10%	1.49%	1.96%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$ 445	$ 360	$ 464	$ 1,127	$ 1,249
Portfolio turnover rate D	49%	89%	29%	76%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, equity-debt classifications, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 216,423
Gross unrealized depreciation	(85,692)
Net unrealized appreciation (depreciation) on securities and other investments	$ 130,731

Tax Cost	$ 1,992,388

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,960
Capital loss carryforward	$ (302,542)
Net unrealized appreciation (depreciation)	$ 130,727

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (302,542)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 45,384	$ 40,790

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,005,041 and $1,241,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,629	$ 20
Class T	.25%	.25%	4,354	26
Class B	.75%	.25%	366	275
Class C	.75%	.25%	1,410	102
			$ 7,759	$ 423

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 83
Class T	26
Class B*	49
Class C*	7
$ 165

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,730.27
Class T	1,829.21
Class B	111.30
Class C	381.27
Institutional Class	920.23
	$ 4,971

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $20 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $473, including $2 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $84 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 14,971	$ 13,065
Class T	17,872	17,415
Class B	544	526
Class C	2,166	1,562
Institutional Class	9,831	8,222
Total	$ 45,384	$ 40,790

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	3,213	4,188	$ 77,551	$ 97,031
Reinvestment of distributions	577	531	13,763	12,005
Shares redeemed	(7,076)	(10,247)	(170,494)	(238,795)
Net increase (decrease)	(3,286)	(5,528)	$ (79,180)	$ (129,759)
Class T
Shares sold	3,722	5,547	$ 91,180	$ 130,320
Reinvestment of distributions	709	731	17,138	16,748
Shares redeemed	(9,817)	(19,797)	(240,587)	(459,385)
Net increase (decrease)	(5,386)	(13,519)	$ (132,269)	$ (312,317)
Class B
Shares sold	27	67	$ 663	$ 1,568
Reinvestment of distributions	21	21	492	473
Shares redeemed	(695)	(1,179)	(16,864)	(27,544)
Net increase (decrease)	(647)	(1,091)	$ (15,709)	$ (25,503)
Class C
Shares sold	618	717	$ 15,024	$ 16,632
Reinvestment of distributions	79	61	1,896	1,375
Shares redeemed	(1,166)	(1,786)	(28,340)	(41,317)
Net increase (decrease)	(469)	(1,008)	$ (11,420)	$ (23,310)
Institutional Class
Shares sold	5,436	3,589	$ 134,907	$ 85,642
Reinvestment of distributions	377	329	9,300	7,669
Shares redeemed	(4,659)	(9,571)	(115,943)	(228,174)
Net increase (decrease)	1,154	(5,653)	$ 28,264	$ (134,863)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians, agent bank, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/12	12/14/12	$0.215	$0.030
	12/28/12	12/27/12	$0.024	$0.000

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 83%, 100%, 100%, and 100% of the dividends distributed in December 2011, April 2012, July 2012 and October 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Equity Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

EPII-UANN-0113
1.786682.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Equity Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	10.53%	-2.27%	4.87%
Class T (incl. 3.50% sales charge)	12.85%	-2.06%	4.85%
Class B (incl. contingent deferred sales charge)A	11.37%	-2.24%	4.94%
Class C (incl. contingent deferred sales charge)B	15.39%	-1.85%	4.72%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Sean Gavin, who became Portfolio Manager of Fidelity Advisor® Equity Value Fund on January 12, 2012: For the year, the fund's Class A, Class T, Class B and Class C shares returned 17.27%, 16.94%, 16.37% and 16.39%, respectively (excluding sales charges), roughly in line with the 17.26% gain of the Russell 3000® Value Index. Versus the index, the fund was helped by positioning in information technology - with stock selection in tech hardware/equipment particularly helpful - and in utilities, and by overweighting media. Top individual contributors included media companies Comcast and Time Warner Cable, consumer electronics giant Apple, real estate firm CBL & Associates Properties, timely ownership of Occidental Petroleum and an investment in credit card company Visa. Conversely, security selection in retailing and software/services hurt - although overweighting the latter group more than offset this negative - as did an underweighting in telecommunication services. Among the detractors were not owning index component Bank of America, investments in computer and printer manufacturer Hewlett-Packard and Royal Dutch Shell, and untimely ownership of Cabot Oil & Gas, financial services giant Citigroup and wireless telecom company Verizon. Some stocks mentioned were not in the index and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.25%
Actual		$ 1,000.00	$ 1,107.60	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,105.60	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.57
Class B	2.00%
Actual		$ 1,000.00	$ 1,103.50	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,015.00	$ 10.08
Class C	2.00%
Actual		$ 1,000.00	$ 1,103.20	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,015.00	$ 10.08
Institutional Class	.92%
Actual		$ 1,000.00	$ 1,108.20	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.40	$ 4.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.5	3.6
Berkshire Hathaway, Inc. Class B	3.8	3.7
Exxon Mobil Corp.	3.7	2.2
Wells Fargo & Co.	3.0	2.8
Comcast Corp. Class A	2.3	2.1
Merck & Co., Inc.	2.2	2.0
JPMorgan Chase & Co.	2.1	2.2
Cisco Systems, Inc.	2.0	1.7
U.S. Bancorp	2.0	2.2
UnitedHealth Group, Inc.	1.8	1.7
	27.4
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.9	22.6
Health Care	14.7	15.5
Energy	12.0	9.3
Consumer Discretionary	11.3	11.6
Consumer Staples	11.2	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 97.8%		Stocks 96.1%
	Convertible Securities 0.7%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	14.7%	** Foreign investments	12.7%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Diversified Consumer Services - 0.5%
Steiner Leisure Ltd. (a)	7,100	$ 326,600
Media - 7.6%
Comcast Corp. Class A	39,950	1,485,341
John Wiley & Sons, Inc. Class A	13,515	577,091
McGraw-Hill Companies, Inc.	13,300	706,363
The Walt Disney Co.	12,295	610,570
Time Warner Cable, Inc.	9,057	859,419
Viacom, Inc. Class B (non-vtg.)	13,100	676,091
		4,914,875
Multiline Retail - 1.1%
Target Corp.	10,900	688,117
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	7,700	563,255
AutoZone, Inc. (a)	1,215	466,281
		1,029,536
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	5,300	306,552
TOTAL CONSUMER DISCRETIONARY		7,265,680
CONSUMER STAPLES - 11.2%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	4,744	417,330
PepsiCo, Inc.	3,400	238,714
SABMiller PLC	7,600	344,286
		1,000,330
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	22,200	1,032,522
Walgreen Co.	16,800	569,688
		1,602,210
Food Products - 2.5%
Post Holdings, Inc. (a)	9,312	320,705
The J.M. Smucker Co.	8,500	751,910
Unilever NV (NY Reg.)	13,845	523,756
		1,596,371
Household Products - 3.0%
Colgate-Palmolive Co.	3,439	373,132
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	14,242	$ 994,519
Reckitt Benckiser Group PLC	9,040	568,475
		1,936,126
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	6,500	685,295
Lorillard, Inc.	3,500	424,060
		1,109,355
TOTAL CONSUMER STAPLES		7,244,392
ENERGY - 12.0%
Energy Equipment & Services - 1.3%
National Oilwell Varco, Inc.	8,500	580,550
Transocean Ltd. (United States)	5,461	252,298
		832,848
Oil, Gas & Consumable Fuels - 10.7%
BP PLC sponsored ADR	19,116	798,284
Chevron Corp.	27,597	2,916,723
Exxon Mobil Corp.	27,100	2,388,594
Royal Dutch Shell PLC Class A sponsored ADR	11,597	776,651
		6,880,252
TOTAL ENERGY		7,713,100
FINANCIALS - 23.9%
Capital Markets - 1.3%
Bank of New York Mellon Corp.	31,200	746,928
MLP AG	11,900	86,669
		833,597
Commercial Banks - 5.9%
PNC Financial Services Group, Inc.	10,600	595,084
U.S. Bancorp	39,466	1,273,173
Wells Fargo & Co.	58,403	1,927,883
		3,796,140
Consumer Finance - 1.9%
American Express Co.	11,800	659,620
Capital One Financial Corp.	9,543	549,677
		1,209,297
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 4.2%
JPMorgan Chase & Co.	33,492	$ 1,375,851
Moody's Corp.	17,217	836,402
The NASDAQ Stock Market, Inc.	20,800	503,984
		2,716,237
Insurance - 8.2%
ACE Ltd.	4,700	372,381
AFLAC, Inc.	10,999	582,837
Aon PLC	13,100	744,080
Berkshire Hathaway, Inc. Class B (a)	28,087	2,473,903
Greenlight Capital Re, Ltd. (a)	14,025	324,398
MetLife, Inc.	9,490	314,973
The Travelers Companies, Inc.	6,587	466,491
		5,279,063
Real Estate Investment Trusts - 2.4%
CBL & Associates Properties, Inc.	27,150	611,147
Public Storage	3,400	478,176
Rayonier, Inc.	9,900	493,416
		1,582,739
TOTAL FINANCIALS		15,417,073
HEALTH CARE - 14.7%
Biotechnology - 0.9%
Amgen, Inc.	6,600	586,080
Health Care Equipment & Supplies - 2.0%
Covidien PLC	13,700	796,107
Stryker Corp.	9,400	509,104
		1,305,211
Health Care Providers & Services - 5.6%
Chemed Corp.	3,370	229,430
CIGNA Corp.	13,762	719,340
Express Scripts Holding Co. (a)	6,300	339,255
Laboratory Corp. of America Holdings (a)	6,400	541,376
McKesson Corp.	6,429	607,348
UnitedHealth Group, Inc.	21,300	1,158,507
		3,595,256
Pharmaceuticals - 6.2%
Endo Pharmaceuticals Holdings, Inc. (a)	12,057	345,554
GlaxoSmithKline PLC sponsored ADR	15,961	686,483
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	4,108	$ 286,451
Merck & Co., Inc.	32,430	1,436,649
Pfizer, Inc.	24,429	611,214
Sanofi SA sponsored ADR	14,330	639,405
		4,005,756
TOTAL HEALTH CARE		9,492,303
INDUSTRIALS - 6.7%
Aerospace & Defense - 0.9%
United Technologies Corp.	6,847	548,513
Electrical Equipment - 0.5%
Emerson Electric Co.	6,960	349,601
Industrial Conglomerates - 2.7%
3M Co.	9,200	836,740
Danaher Corp.	6,300	340,011
General Electric Co.	26,947	569,390
		1,746,141
Machinery - 0.7%
Stanley Black & Decker, Inc.	6,600	474,606
Marine - 0.7%
Kirby Corp. (a)	7,203	416,910
Professional Services - 1.2%
Dun & Bradstreet Corp.	6,835	541,195
Nielsen Holdings B.V. (a)	7,900	223,728
		764,923
TOTAL INDUSTRIALS		4,300,694
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 2.0%
Cisco Systems, Inc.	70,100	1,325,591
Computers & Peripherals - 3.2%
Dell, Inc.	84,780	817,279
EMC Corp. (a)	13,100	325,142
Hewlett-Packard Co.	34,852	452,727
Lexmark International, Inc. Class A (d)	18,288	444,947
		2,040,095
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 3.4%
Amdocs Ltd.	11,600	$ 388,136
Fiserv, Inc. (a)	8,800	677,512
IBM Corp.	1,800	342,126
The Western Union Co.	39,200	494,312
Visa, Inc. Class A	1,900	284,449
		2,186,535
Software - 1.6%
Microsoft Corp.	17,100	455,202
Oracle Corp.	17,142	550,258
		1,005,460
TOTAL INFORMATION TECHNOLOGY		6,557,681
MATERIALS - 2.0%
Chemicals - 1.1%
Cytec Industries, Inc.	5,000	343,200
Sigma Aldrich Corp.	5,200	377,104
		720,304
Containers & Packaging - 0.9%
Ball Corp.	12,700	567,563
TOTAL MATERIALS		1,287,867
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	12,800	497,152
UTILITIES - 5.0%
Electric Utilities - 5.0%
American Electric Power Co., Inc.	14,200	605,630
Duke Energy Corp.	10,000	638,200
Edison International	14,593	663,690
NextEra Energy, Inc.	9,900	680,229
PPL Corp.	20,702	607,604
		3,195,353
TOTAL COMMON STOCKS (Cost $56,102,152)		62,971,295
Convertible Bonds - 0.7%
	Principal Amount	Value
INDUSTRIALS - 0.7%
Marine - 0.7%
DryShips, Inc. 5% 12/1/14	$ 620,000	$ 478,950
TOTAL CONVERTIBLE BONDS (Cost $477,179)		478,950
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	673,039	673,039
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	457,200	457,200
TOTAL MONEY MARKET FUNDS (Cost $1,130,239)		1,130,239
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $57,709,570)		64,580,484
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(196,575)
NET ASSETS - 100%		$ 64,383,909
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,475
Fidelity Securities Lending Cash Central Fund	5,113
Total	$ 7,588
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,265,680	$ 7,265,680	$ -	$ -
Consumer Staples	7,244,392	7,244,392	-	-
Energy	7,713,100	7,713,100	-	-
Financials	15,417,073	15,417,073	-	-
Health Care	9,492,303	9,492,303	-	-
Industrials	4,300,694	4,300,694	-	-
Information Technology	6,557,681	6,557,681	-	-
Materials	1,287,867	1,287,867	-	-
Telecommunication Services	497,152	497,152	-	-
Utilities	3,195,353	3,195,353	-	-
Corporate Bonds	478,950	-	478,950	-
Money Market Funds	1,130,239	1,130,239	-	-
Total Investments in Securities:	$ 64,580,484	$ 64,101,534	$ 478,950	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.3%
United Kingdom	7.3%
Ireland	1.2%
Netherlands	1.2%
France	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $444,947) - See accompanying schedule: Unaffiliated issuers (cost $56,579,331)	$ 63,450,245
Fidelity Central Funds (cost $1,130,239)	1,130,239
Total Investments (cost $57,709,570)		$ 64,580,484
Receivable for investments sold		355,397
Receivable for fund shares sold		34,096
Dividends receivable		198,861
Interest receivable		15,500
Distributions receivable from Fidelity Central Funds		688
Prepaid expenses		206
Other receivables		957
Total assets		65,186,189

Liabilities
Payable for investments purchased	$ 69,826
Payable for fund shares redeemed	160,288
Accrued management fee	29,263
Distribution and service plan fees payable	24,611
Other affiliated payables	18,653
Audit fees payable	41,016
Other payables and accrued expenses	1,423
Collateral on securities loaned, at value	457,200
Total liabilities		802,280

Net Assets		$ 64,383,909
Net Assets consist of:
Paid in capital		$ 85,972,998
Undistributed net investment income		576,510
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,036,476)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,870,877
Net Assets		$ 64,383,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,282,277 ÷ 2,763,549 shares)	$ 10.60

Maximum offering price per share (100/94.25 of $10.60)	$ 11.25
Class T: Net Asset Value and redemption price per share ($21,212,451 ÷ 2,007,369 shares)	$ 10.57

Maximum offering price per share (100/96.50 of $10.57)	$ 10.95
Class B: Net Asset Value and offering price per share ($2,981,213 ÷ 285,360 shares)A	$ 10.45

Class C: Net Asset Value and offering price per share ($8,785,130 ÷ 847,448 shares)A	$ 10.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,122,838 ÷ 197,405 shares)	$ 10.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 1,608,275
Interest		27,150
Income from Fidelity Central Funds		7,588
Total income		1,643,013

Expenses
Management fee Basic fee	$ 374,546
Performance adjustment	(26,675)
Transfer agent fees	203,038
Distribution and service plan fees	308,223
Accounting and security lending fees	26,204
Custodian fees and expenses	6,873
Independent trustees' compensation	447
Registration fees	58,606
Audit	57,747
Legal	284
Miscellaneous	613
Total expenses before reductions	1,009,906
Expense reductions	(31,798)	978,108
Net investment income (loss)		664,905
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,109,543
Foreign currency transactions	2,619
Total net realized gain (loss)		6,112,162
Change in net unrealized appreciation (depreciation) on: Investment securities	3,630,710
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		3,630,671
Net gain (loss)		9,742,833
Net increase (decrease) in net assets resulting from operations		$ 10,407,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 664,905	$ 295,999
Net realized gain (loss)	6,112,162	7,660,307
Change in net unrealized appreciation (depreciation)	3,630,671	(3,858,078)
Net increase (decrease) in net assets resulting from operations	10,407,738	4,098,228
Distributions to shareholders from net investment income	(227,180)	(640,646)
Share transactions - net increase (decrease)	(11,212,076)	(19,854,591)
Total increase (decrease) in net assets	(1,031,518)	(16,397,009)

Net Assets
Beginning of period	65,415,427	81,812,436
End of period (including undistributed net investment income of $576,510 and undistributed net investment income of $148,081, respectively)	$ 64,383,909	$ 65,415,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.09	$ 8.85	$ 8.07	$ 6.70	$ 12.21
Income from Investment Operations
Net investment income (loss) C	.12	.06	.07 F	.06	.10
Net realized and unrealized gain (loss)	1.44	.27	.77	1.42	(5.05)
Total from investment operations	1.56	.33	.84	1.48	(4.95)
Distributions from net investment income	(.05)	(.09)	(.06)	(.11)	-
Distributions from net realized gain	-	-	-	-	(.56)
Total distributions	(.05)	(.09)	(.06)	(.11)	(.56)
Net asset value, end of period	$ 10.60	$ 9.09	$ 8.85	$ 8.07	$ 6.70
Total Return A, B	17.27%	3.72%	10.42%	22.49%	(42.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.27%	1.28%	1.33%	1.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.24%	1.25%
Net investment income (loss)	1.20%	.59%	.83% F	.89%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,282	$ 27,910	$ 34,244	$ 36,306	$ 32,365
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.06	$ 8.81	$ 8.04	$ 6.67	$ 12.14
Income from Investment Operations
Net investment income (loss) C	.09	.03	.05 F	.04	.07
Net realized and unrealized gain (loss)	1.44	.28	.76	1.42	(5.02)
Total from investment operations	1.53	.31	.81	1.46	(4.95)
Distributions from net investment income	(.02)	(.06)	(.04)	(.09)	-
Distributions from net realized gain	-	-	-	-	(.52)
Total distributions	(.02)	(.06)	(.04)	(.09)	(.52)
Net asset value, end of period	$ 10.57	$ 9.06	$ 8.81	$ 8.04	$ 6.67
Total Return A, B	16.94%	3.53%	10.06%	22.12%	(42.62)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.55%	1.53%	1.54%	1.59%	1.53%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.50%	1.49%	1.49%	1.50%
Net investment income (loss)	.95%	.34%	.58% F	.64%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,212	$ 21,319	$ 25,208	$ 29,288	$ 33,023
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 8.73	$ 7.96	$ 6.57	$ 11.96
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.01 F	.01	.02
Net realized and unrealized gain (loss)	1.43	.27	.76	1.40	(4.97)
Total from investment operations	1.47	.26	.77	1.41	(4.95)
Distributions from net investment income	-	(.01)	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.44)
Total distributions	-	(.01)	-	(.02)	(.44)
Net asset value, end of period	$ 10.45	$ 8.98	$ 8.73	$ 7.96	$ 6.57
Total Return A, B	16.37%	2.96%	9.67%	21.46%	(42.96)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.02%	2.03%	2.08%	2.03%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	.45%	(.16)%	.08% F	.14%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,981	$ 3,884	$ 5,478	$ 7,007	$ 8,296
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 8.67	$ 7.91	$ 6.55	$ 11.93
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.01 F	.01	.02
Net realized and unrealized gain (loss)	1.42	.27	.75	1.39	(4.94)
Total from investment operations	1.46	.26	.76	1.40	(4.92)
Distributions from net investment income	-	(.02)	- H	(.04)	-
Distributions from net realized gain	-	-	-	-	(.46)
Total distributions	-	(.02)	- H	(.04)	(.46)
Net asset value, end of period	$ 10.37	$ 8.91	$ 8.67	$ 7.91	$ 6.55
Total Return A, B	16.39%	2.95%	9.64%	21.46%	(42.90)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.02%	2.03%	2.08%	2.03%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	.45%	(.16)%	.08% F	.14%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,785	$ 8,922	$ 10,265	$ 11,556	$ 11,104
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.22	$ 8.97	$ 8.18	$ 6.80	$ 12.38
Income from Investment Operations
Net investment income (loss) B	.15	.08	.09 E	.08	.12
Net realized and unrealized gain (loss)	1.45	.29	.78	1.43	(5.11)
Total from investment operations	1.60	.37	.87	1.51	(4.99)
Distributions from net investment income	(.07)	(.12)	(.08)	(.13)	-
Distributions from net realized gain	-	-	-	-	(.59)
Total distributions	(.07)	(.12)	(.08)	(.13)	(.59)
Net asset value, end of period	$ 10.75	$ 9.22	$ 8.97	$ 8.18	$ 6.80
Total Return A	17.49%	4.05%	10.65%	22.71%	(42.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	.96%	1.01%	1.03%	1.08%	1.01%
Expenses net of fee waivers, if any	.96%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.96%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.49%	.84%	1.08% E	1.14%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,123	$ 3,381	$ 6,617	$ 6,168	$ 5,173
Portfolio turnover rate D	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Advisor® Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,738,359
Gross unrealized depreciation	(1,295,639)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,442,720

Tax Cost	$ 58,137,764

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 559,730
Capital loss carryforward	$ (28,534,646)
Net unrealized appreciation (depreciation)	$ 6,442,683

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (6,986,240)
2017	(21,548,406)
Total capital loss carryforward	$ (28,534,646)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 227,180	$ 640,646

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $50,255,686 and $61,217,802, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 73,857	$ 608
Class T	.25%	.25%	109,180	345
Class B	.75%	.25%	35,056	26,349
Class C	.75%	.25%	90,130	5,172
			$ 308,223	$ 32,474

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,790
Class T	2,892
Class B*	4,033
Class C*	799
$ 15,514

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 89,747.30
Class T	67,938.31
Class B	10,669.30
Class C	27,452.30
Institutional Class	7,232.22
	$ 203,038

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $866 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $184 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

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7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,113. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 13,181
Class T	1.50%	11,418
Class B	2.00%	1,972
Class C	2.00%	4,405
		$ 30,976

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $822 for the period.

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Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 153,829	$ 353,584
Class T	48,135	176,686
Class B	-	5,575
Class C	-	18,328
Institutional Class	25,216	86,473
Total	$ 227,180	$ 640,646

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	512,068	575,837	$ 5,071,992	$ 5,469,472
Reinvestment of distributions	15,952	35,093	141,492	328,121
Shares redeemed	(833,957)	(1,411,614)	(8,294,641)	(13,478,343)
Net increase (decrease)	(305,937)	(800,684)	$ (3,081,157)	$ (7,680,750)
Class T
Shares sold	358,551	278,257	$ 3,605,553	$ 2,649,081
Reinvestment of distributions	5,241	18,100	46,483	169,054
Shares redeemed	(709,166)	(804,027)	(7,062,030)	(7,619,768)
Net increase (decrease)	(345,374)	(507,670)	$ (3,409,994)	$ (4,801,633)
Class B
Shares sold	1,897	13,734	$ 19,084	$ 128,198
Reinvestment of distributions	-	560	-	5,209
Shares redeemed	(148,957)	(209,433)	(1,471,427)	(1,988,321)
Net increase (decrease)	(147,060)	(195,139)	$ (1,452,343)	$ (1,854,914)
Class C
Shares sold	132,946	119,311	$ 1,314,514	$ 1,117,877
Reinvestment of distributions	-	1,837	-	16,951
Shares redeemed	(286,550)	(304,252)	(2,827,158)	(2,850,524)
Net increase (decrease)	(153,604)	(183,104)	$ (1,512,644)	$ (1,715,696)
Institutional Class
Shares sold	19,258	117,761	$ 195,293	$ 1,161,636
Reinvestment of distributions	2,110	8,010	18,952	75,776
Shares redeemed	(190,665)	(496,691)	(1,970,183)	(5,039,010)
Net increase (decrease)	(169,297)	(370,920)	$ (1,755,938)	$ (3,801,598)

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11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class T designates 100%; Class B designates 0%; and Class C designates 0% of the dividends distributed in December 2011, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class B designates 0%; and Class C designates 0% of the dividends distributed in December 2011, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEV-UANN-0113
1.786683.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Equity Value

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	17.49%	-0.87%	5.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Sean Gavin, who became Portfolio Manager of Fidelity Advisor® Equity Value Fund on January 12, 2012: For the year, the fund's Institutional Class shares returned 17.49%, in line with the 17.26% gain of the Russell 3000® Value Index. Versus the index, the fund was helped by positioning in information technology - with stock selection in tech hardware/equipment particularly helpful - and in utilities, and by overweighting media. Top individual contributors included media companies Comcast and Time Warner Cable, consumer electronics giant Apple, real estate firm CBL & Associates Properties, timely ownership of Occidental Petroleum and an investment in credit card company Visa. Conversely, security selection in retailing and software/services hurt - although overweighting the latter group more than offset this negative - as did an underweighting in telecommunication services. Among the detractors were not owning index component Bank of America, investments in computer and printer manufacturer Hewlett-Packard and Royal Dutch Shell, and untimely ownership of Cabot Oil & Gas, financial services giant Citigroup and wireless telecom company Verizon. Some stocks mentioned were not in the index and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.25%
Actual		$ 1,000.00	$ 1,107.60	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,105.60	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.57
Class B	2.00%
Actual		$ 1,000.00	$ 1,103.50	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,015.00	$ 10.08
Class C	2.00%
Actual		$ 1,000.00	$ 1,103.20	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,015.00	$ 10.08
Institutional Class	.92%
Actual		$ 1,000.00	$ 1,108.20	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.40	$ 4.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.5	3.6
Berkshire Hathaway, Inc. Class B	3.8	3.7
Exxon Mobil Corp.	3.7	2.2
Wells Fargo & Co.	3.0	2.8
Comcast Corp. Class A	2.3	2.1
Merck & Co., Inc.	2.2	2.0
JPMorgan Chase & Co.	2.1	2.2
Cisco Systems, Inc.	2.0	1.7
U.S. Bancorp	2.0	2.2
UnitedHealth Group, Inc.	1.8	1.7
	27.4
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.9	22.6
Health Care	14.7	15.5
Energy	12.0	9.3
Consumer Discretionary	11.3	11.6
Consumer Staples	11.2	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 97.8%		Stocks 96.1%
	Convertible Securities 0.7%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.7%
* Foreign investments	14.7%	** Foreign investments	12.7%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Diversified Consumer Services - 0.5%
Steiner Leisure Ltd. (a)	7,100	$ 326,600
Media - 7.6%
Comcast Corp. Class A	39,950	1,485,341
John Wiley & Sons, Inc. Class A	13,515	577,091
McGraw-Hill Companies, Inc.	13,300	706,363
The Walt Disney Co.	12,295	610,570
Time Warner Cable, Inc.	9,057	859,419
Viacom, Inc. Class B (non-vtg.)	13,100	676,091
		4,914,875
Multiline Retail - 1.1%
Target Corp.	10,900	688,117
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	7,700	563,255
AutoZone, Inc. (a)	1,215	466,281
		1,029,536
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.	5,300	306,552
TOTAL CONSUMER DISCRETIONARY		7,265,680
CONSUMER STAPLES - 11.2%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	4,744	417,330
PepsiCo, Inc.	3,400	238,714
SABMiller PLC	7,600	344,286
		1,000,330
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	22,200	1,032,522
Walgreen Co.	16,800	569,688
		1,602,210
Food Products - 2.5%
Post Holdings, Inc. (a)	9,312	320,705
The J.M. Smucker Co.	8,500	751,910
Unilever NV (NY Reg.)	13,845	523,756
		1,596,371
Household Products - 3.0%
Colgate-Palmolive Co.	3,439	373,132
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	14,242	$ 994,519
Reckitt Benckiser Group PLC	9,040	568,475
		1,936,126
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	6,500	685,295
Lorillard, Inc.	3,500	424,060
		1,109,355
TOTAL CONSUMER STAPLES		7,244,392
ENERGY - 12.0%
Energy Equipment & Services - 1.3%
National Oilwell Varco, Inc.	8,500	580,550
Transocean Ltd. (United States)	5,461	252,298
		832,848
Oil, Gas & Consumable Fuels - 10.7%
BP PLC sponsored ADR	19,116	798,284
Chevron Corp.	27,597	2,916,723
Exxon Mobil Corp.	27,100	2,388,594
Royal Dutch Shell PLC Class A sponsored ADR	11,597	776,651
		6,880,252
TOTAL ENERGY		7,713,100
FINANCIALS - 23.9%
Capital Markets - 1.3%
Bank of New York Mellon Corp.	31,200	746,928
MLP AG	11,900	86,669
		833,597
Commercial Banks - 5.9%
PNC Financial Services Group, Inc.	10,600	595,084
U.S. Bancorp	39,466	1,273,173
Wells Fargo & Co.	58,403	1,927,883
		3,796,140
Consumer Finance - 1.9%
American Express Co.	11,800	659,620
Capital One Financial Corp.	9,543	549,677
		1,209,297
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 4.2%
JPMorgan Chase & Co.	33,492	$ 1,375,851
Moody's Corp.	17,217	836,402
The NASDAQ Stock Market, Inc.	20,800	503,984
		2,716,237
Insurance - 8.2%
ACE Ltd.	4,700	372,381
AFLAC, Inc.	10,999	582,837
Aon PLC	13,100	744,080
Berkshire Hathaway, Inc. Class B (a)	28,087	2,473,903
Greenlight Capital Re, Ltd. (a)	14,025	324,398
MetLife, Inc.	9,490	314,973
The Travelers Companies, Inc.	6,587	466,491
		5,279,063
Real Estate Investment Trusts - 2.4%
CBL & Associates Properties, Inc.	27,150	611,147
Public Storage	3,400	478,176
Rayonier, Inc.	9,900	493,416
		1,582,739
TOTAL FINANCIALS		15,417,073
HEALTH CARE - 14.7%
Biotechnology - 0.9%
Amgen, Inc.	6,600	586,080
Health Care Equipment & Supplies - 2.0%
Covidien PLC	13,700	796,107
Stryker Corp.	9,400	509,104
		1,305,211
Health Care Providers & Services - 5.6%
Chemed Corp.	3,370	229,430
CIGNA Corp.	13,762	719,340
Express Scripts Holding Co. (a)	6,300	339,255
Laboratory Corp. of America Holdings (a)	6,400	541,376
McKesson Corp.	6,429	607,348
UnitedHealth Group, Inc.	21,300	1,158,507
		3,595,256
Pharmaceuticals - 6.2%
Endo Pharmaceuticals Holdings, Inc. (a)	12,057	345,554
GlaxoSmithKline PLC sponsored ADR	15,961	686,483
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	4,108	$ 286,451
Merck & Co., Inc.	32,430	1,436,649
Pfizer, Inc.	24,429	611,214
Sanofi SA sponsored ADR	14,330	639,405
		4,005,756
TOTAL HEALTH CARE		9,492,303
INDUSTRIALS - 6.7%
Aerospace & Defense - 0.9%
United Technologies Corp.	6,847	548,513
Electrical Equipment - 0.5%
Emerson Electric Co.	6,960	349,601
Industrial Conglomerates - 2.7%
3M Co.	9,200	836,740
Danaher Corp.	6,300	340,011
General Electric Co.	26,947	569,390
		1,746,141
Machinery - 0.7%
Stanley Black & Decker, Inc.	6,600	474,606
Marine - 0.7%
Kirby Corp. (a)	7,203	416,910
Professional Services - 1.2%
Dun & Bradstreet Corp.	6,835	541,195
Nielsen Holdings B.V. (a)	7,900	223,728
		764,923
TOTAL INDUSTRIALS		4,300,694
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 2.0%
Cisco Systems, Inc.	70,100	1,325,591
Computers & Peripherals - 3.2%
Dell, Inc.	84,780	817,279
EMC Corp. (a)	13,100	325,142
Hewlett-Packard Co.	34,852	452,727
Lexmark International, Inc. Class A (d)	18,288	444,947
		2,040,095
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 3.4%
Amdocs Ltd.	11,600	$ 388,136
Fiserv, Inc. (a)	8,800	677,512
IBM Corp.	1,800	342,126
The Western Union Co.	39,200	494,312
Visa, Inc. Class A	1,900	284,449
		2,186,535
Software - 1.6%
Microsoft Corp.	17,100	455,202
Oracle Corp.	17,142	550,258
		1,005,460
TOTAL INFORMATION TECHNOLOGY		6,557,681
MATERIALS - 2.0%
Chemicals - 1.1%
Cytec Industries, Inc.	5,000	343,200
Sigma Aldrich Corp.	5,200	377,104
		720,304
Containers & Packaging - 0.9%
Ball Corp.	12,700	567,563
TOTAL MATERIALS		1,287,867
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	12,800	497,152
UTILITIES - 5.0%
Electric Utilities - 5.0%
American Electric Power Co., Inc.	14,200	605,630
Duke Energy Corp.	10,000	638,200
Edison International	14,593	663,690
NextEra Energy, Inc.	9,900	680,229
PPL Corp.	20,702	607,604
		3,195,353
TOTAL COMMON STOCKS (Cost $56,102,152)		62,971,295
Convertible Bonds - 0.7%
	Principal Amount	Value
INDUSTRIALS - 0.7%
Marine - 0.7%
DryShips, Inc. 5% 12/1/14	$ 620,000	$ 478,950
TOTAL CONVERTIBLE BONDS (Cost $477,179)		478,950
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	673,039	673,039
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	457,200	457,200
TOTAL MONEY MARKET FUNDS (Cost $1,130,239)		1,130,239
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $57,709,570)		64,580,484
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(196,575)
NET ASSETS - 100%		$ 64,383,909
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,475
Fidelity Securities Lending Cash Central Fund	5,113
Total	$ 7,588
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,265,680	$ 7,265,680	$ -	$ -
Consumer Staples	7,244,392	7,244,392	-	-
Energy	7,713,100	7,713,100	-	-
Financials	15,417,073	15,417,073	-	-
Health Care	9,492,303	9,492,303	-	-
Industrials	4,300,694	4,300,694	-	-
Information Technology	6,557,681	6,557,681	-	-
Materials	1,287,867	1,287,867	-	-
Telecommunication Services	497,152	497,152	-	-
Utilities	3,195,353	3,195,353	-	-
Corporate Bonds	478,950	-	478,950	-
Money Market Funds	1,130,239	1,130,239	-	-
Total Investments in Securities:	$ 64,580,484	$ 64,101,534	$ 478,950	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.3%
United Kingdom	7.3%
Ireland	1.2%
Netherlands	1.2%
France	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $444,947) - See accompanying schedule: Unaffiliated issuers (cost $56,579,331)	$ 63,450,245
Fidelity Central Funds (cost $1,130,239)	1,130,239
Total Investments (cost $57,709,570)		$ 64,580,484
Receivable for investments sold		355,397
Receivable for fund shares sold		34,096
Dividends receivable		198,861
Interest receivable		15,500
Distributions receivable from Fidelity Central Funds		688
Prepaid expenses		206
Other receivables		957
Total assets		65,186,189

Liabilities
Payable for investments purchased	$ 69,826
Payable for fund shares redeemed	160,288
Accrued management fee	29,263
Distribution and service plan fees payable	24,611
Other affiliated payables	18,653
Audit fees payable	41,016
Other payables and accrued expenses	1,423
Collateral on securities loaned, at value	457,200
Total liabilities		802,280

Net Assets		$ 64,383,909
Net Assets consist of:
Paid in capital		$ 85,972,998
Undistributed net investment income		576,510
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,036,476)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,870,877
Net Assets		$ 64,383,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,282,277 ÷ 2,763,549 shares)	$ 10.60

Maximum offering price per share (100/94.25 of $10.60)	$ 11.25
Class T: Net Asset Value and redemption price per share ($21,212,451 ÷ 2,007,369 shares)	$ 10.57

Maximum offering price per share (100/96.50 of $10.57)	$ 10.95
Class B: Net Asset Value and offering price per share ($2,981,213 ÷ 285,360 shares)A	$ 10.45

Class C: Net Asset Value and offering price per share ($8,785,130 ÷ 847,448 shares)A	$ 10.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,122,838 ÷ 197,405 shares)	$ 10.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 1,608,275
Interest		27,150
Income from Fidelity Central Funds		7,588
Total income		1,643,013

Expenses
Management fee Basic fee	$ 374,546
Performance adjustment	(26,675)
Transfer agent fees	203,038
Distribution and service plan fees	308,223
Accounting and security lending fees	26,204
Custodian fees and expenses	6,873
Independent trustees' compensation	447
Registration fees	58,606
Audit	57,747
Legal	284
Miscellaneous	613
Total expenses before reductions	1,009,906
Expense reductions	(31,798)	978,108
Net investment income (loss)		664,905
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,109,543
Foreign currency transactions	2,619
Total net realized gain (loss)		6,112,162
Change in net unrealized appreciation (depreciation) on: Investment securities	3,630,710
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		3,630,671
Net gain (loss)		9,742,833
Net increase (decrease) in net assets resulting from operations		$ 10,407,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 664,905	$ 295,999
Net realized gain (loss)	6,112,162	7,660,307
Change in net unrealized appreciation (depreciation)	3,630,671	(3,858,078)
Net increase (decrease) in net assets resulting from operations	10,407,738	4,098,228
Distributions to shareholders from net investment income	(227,180)	(640,646)
Share transactions - net increase (decrease)	(11,212,076)	(19,854,591)
Total increase (decrease) in net assets	(1,031,518)	(16,397,009)

Net Assets
Beginning of period	65,415,427	81,812,436
End of period (including undistributed net investment income of $576,510 and undistributed net investment income of $148,081, respectively)	$ 64,383,909	$ 65,415,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.09	$ 8.85	$ 8.07	$ 6.70	$ 12.21
Income from Investment Operations
Net investment income (loss) C	.12	.06	.07 F	.06	.10
Net realized and unrealized gain (loss)	1.44	.27	.77	1.42	(5.05)
Total from investment operations	1.56	.33	.84	1.48	(4.95)
Distributions from net investment income	(.05)	(.09)	(.06)	(.11)	-
Distributions from net realized gain	-	-	-	-	(.56)
Total distributions	(.05)	(.09)	(.06)	(.11)	(.56)
Net asset value, end of period	$ 10.60	$ 9.09	$ 8.85	$ 8.07	$ 6.70
Total Return A, B	17.27%	3.72%	10.42%	22.49%	(42.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.27%	1.28%	1.33%	1.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.24%	1.25%
Net investment income (loss)	1.20%	.59%	.83% F	.89%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,282	$ 27,910	$ 34,244	$ 36,306	$ 32,365
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.06	$ 8.81	$ 8.04	$ 6.67	$ 12.14
Income from Investment Operations
Net investment income (loss) C	.09	.03	.05 F	.04	.07
Net realized and unrealized gain (loss)	1.44	.28	.76	1.42	(5.02)
Total from investment operations	1.53	.31	.81	1.46	(4.95)
Distributions from net investment income	(.02)	(.06)	(.04)	(.09)	-
Distributions from net realized gain	-	-	-	-	(.52)
Total distributions	(.02)	(.06)	(.04)	(.09)	(.52)
Net asset value, end of period	$ 10.57	$ 9.06	$ 8.81	$ 8.04	$ 6.67
Total Return A, B	16.94%	3.53%	10.06%	22.12%	(42.62)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.55%	1.53%	1.54%	1.59%	1.53%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.50%	1.49%	1.49%	1.50%
Net investment income (loss)	.95%	.34%	.58% F	.64%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,212	$ 21,319	$ 25,208	$ 29,288	$ 33,023
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 8.73	$ 7.96	$ 6.57	$ 11.96
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.01 F	.01	.02
Net realized and unrealized gain (loss)	1.43	.27	.76	1.40	(4.97)
Total from investment operations	1.47	.26	.77	1.41	(4.95)
Distributions from net investment income	-	(.01)	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.44)
Total distributions	-	(.01)	-	(.02)	(.44)
Net asset value, end of period	$ 10.45	$ 8.98	$ 8.73	$ 7.96	$ 6.57
Total Return A, B	16.37%	2.96%	9.67%	21.46%	(42.96)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.02%	2.03%	2.08%	2.03%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	.45%	(.16)%	.08% F	.14%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,981	$ 3,884	$ 5,478	$ 7,007	$ 8,296
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 8.67	$ 7.91	$ 6.55	$ 11.93
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.01 F	.01	.02
Net realized and unrealized gain (loss)	1.42	.27	.75	1.39	(4.94)
Total from investment operations	1.46	.26	.76	1.40	(4.92)
Distributions from net investment income	-	(.02)	- H	(.04)	-
Distributions from net realized gain	-	-	-	-	(.46)
Total distributions	-	(.02)	- H	(.04)	(.46)
Net asset value, end of period	$ 10.37	$ 8.91	$ 8.67	$ 7.91	$ 6.55
Total Return A, B	16.39%	2.95%	9.64%	21.46%	(42.90)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.02%	2.03%	2.08%	2.03%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	.45%	(.16)%	.08% F	.14%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,785	$ 8,922	$ 10,265	$ 11,556	$ 11,104
Portfolio turnover rate E	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.22	$ 8.97	$ 8.18	$ 6.80	$ 12.38
Income from Investment Operations
Net investment income (loss) B	.15	.08	.09 E	.08	.12
Net realized and unrealized gain (loss)	1.45	.29	.78	1.43	(5.11)
Total from investment operations	1.60	.37	.87	1.51	(4.99)
Distributions from net investment income	(.07)	(.12)	(.08)	(.13)	-
Distributions from net realized gain	-	-	-	-	(.59)
Total distributions	(.07)	(.12)	(.08)	(.13)	(.59)
Net asset value, end of period	$ 10.75	$ 9.22	$ 8.97	$ 8.18	$ 6.80
Total Return A	17.49%	4.05%	10.65%	22.71%	(42.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	.96%	1.01%	1.03%	1.08%	1.01%
Expenses net of fee waivers, if any	.96%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.96%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.49%	.84%	1.08% E	1.14%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,123	$ 3,381	$ 6,617	$ 6,168	$ 5,173
Portfolio turnover rate D	77%	65%	103%	135%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Advisor® Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,738,359
Gross unrealized depreciation	(1,295,639)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,442,720

Tax Cost	$ 58,137,764

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 559,730
Capital loss carryforward	$ (28,534,646)
Net unrealized appreciation (depreciation)	$ 6,442,683

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (6,986,240)
2017	(21,548,406)
Total capital loss carryforward	$ (28,534,646)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 227,180	$ 640,646

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $50,255,686 and $61,217,802, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 73,857	$ 608
Class T	.25%	.25%	109,180	345
Class B	.75%	.25%	35,056	26,349
Class C	.75%	.25%	90,130	5,172
			$ 308,223	$ 32,474

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,790
Class T	2,892
Class B*	4,033
Class C*	799
$ 15,514

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 89,747.30
Class T	67,938.31
Class B	10,669.30
Class C	27,452.30
Institutional Class	7,232.22
	$ 203,038

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $866 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $184 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,113. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 13,181
Class T	1.50%	11,418
Class B	2.00%	1,972
Class C	2.00%	4,405
		$ 30,976

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $822 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 153,829	$ 353,584
Class T	48,135	176,686
Class B	-	5,575
Class C	-	18,328
Institutional Class	25,216	86,473
Total	$ 227,180	$ 640,646

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	512,068	575,837	$ 5,071,992	$ 5,469,472
Reinvestment of distributions	15,952	35,093	141,492	328,121
Shares redeemed	(833,957)	(1,411,614)	(8,294,641)	(13,478,343)
Net increase (decrease)	(305,937)	(800,684)	$ (3,081,157)	$ (7,680,750)
Class T
Shares sold	358,551	278,257	$ 3,605,553	$ 2,649,081
Reinvestment of distributions	5,241	18,100	46,483	169,054
Shares redeemed	(709,166)	(804,027)	(7,062,030)	(7,619,768)
Net increase (decrease)	(345,374)	(507,670)	$ (3,409,994)	$ (4,801,633)
Class B
Shares sold	1,897	13,734	$ 19,084	$ 128,198
Reinvestment of distributions	-	560	-	5,209
Shares redeemed	(148,957)	(209,433)	(1,471,427)	(1,988,321)
Net increase (decrease)	(147,060)	(195,139)	$ (1,452,343)	$ (1,854,914)
Class C
Shares sold	132,946	119,311	$ 1,314,514	$ 1,117,877
Reinvestment of distributions	-	1,837	-	16,951
Shares redeemed	(286,550)	(304,252)	(2,827,158)	(2,850,524)
Net increase (decrease)	(153,604)	(183,104)	$ (1,512,644)	$ (1,715,696)
Institutional Class
Shares sold	19,258	117,761	$ 195,293	$ 1,161,636
Reinvestment of distributions	2,110	8,010	18,952	75,776
Shares redeemed	(190,665)	(496,691)	(1,970,183)	(5,039,010)
Net increase (decrease)	(169,297)	(370,920)	$ (1,755,938)	$ (3,801,598)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed in December 2011, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2011, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEVI-UANN-0113
1.786684.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Growth & Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.35%	-1.20%	4.58%
Class T (incl. 3.50% sales charge)	14.77%	-0.97%	4.58%
Class B (incl. contingent deferred sales charge) A	13.31%	-1.15%	4.64%
Class C (incl. contingent deferred sales charge) B	17.33%	-0.75%	4.43%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Growth & Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 19.20%, 18.93%, 18.31% and 18.33%, respectively (excluding sales charges), topping the S&P 500® Index. Relative performance was driven by both industry positioning and security selection, especially within consumer discretionary. Here, Comcast benefited from a healthy advertising market. Home-improvement retailer Lowe's Companies also performed well, as investors began to anticipate that improved housing fundamentals would lead to higher long-term earnings. Overweighting financials was the right call, including a sizable position in JPMorgan Chase, which rose because the market became comfortable that the Federal Reserve would allow the strongest financial institutions to return capital to shareholders. The biggest individual detractor stemmed from largely avoiding index component Bank of America, which rebounded as the market gained clarity on the company's long-term earnings potential. I established a small stake in Bank of America in November. Elsewhere, not owning index component Home Depot was detrimental because its stock gained based on the same factors that boosted Lowe's. Lastly, the fund was hurt by unfavorable positioning in telecommunication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.04%
Actual		$ 1,000.00	$ 1,111.70	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.25
Class T	1.26%
Actual		$ 1,000.00	$ 1,110.60	$ 6.65
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.36
Class B	1.81%
Actual		$ 1,000.00	$ 1,107.50	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,015.95	$ 9.12
Class C	1.75%
Actual		$ 1,000.00	$ 1,107.70	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,016.25	$ 8.82
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.70
HypotheticalA		$ 1,000.00	$ 1,021.50	$ 3.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	5.2
JPMorgan Chase & Co.	3.9	3.3
Wells Fargo & Co.	3.2	3.8
Chevron Corp.	3.0	3.4
General Electric Co.	2.6	2.4
Procter & Gamble Co.	2.3	2.2
Exxon Mobil Corp.	2.0	2.5
Comcast Corp. Class A (special) (non-vtg.)	2.0	2.0
Merck & Co., Inc.	2.0	1.8
Lowe's Companies, Inc.	1.9	1.6
	27.4
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	16.3
Information Technology	16.6	17.5
Industrials	12.5	13.2
Consumer Staples	12.2	12.1
Health Care	12.1	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 98.2%		Stocks 98.4%
	Bonds 0.0%		Bonds 0.2%
	Convertible Securities 1.2%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	11.0%	** Foreign investments	12.0%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.5%
Gentex Corp.	220,471	$ 3,913
Johnson Controls, Inc.	103,412	2,848
		6,761
Distributors - 0.1%
Genuine Parts Co.	6,300	410
LKQ Corp. (a)	55,200	1,210
		1,620
Diversified Consumer Services - 0.2%
Strayer Education, Inc. (e)	49,890	2,611
Hotels, Restaurants & Leisure - 1.2%
McDonald's Corp.	163,714	14,250
Yum! Brands, Inc.	43,995	2,951
		17,201
Household Durables - 0.4%
Ryland Group, Inc.	69,118	2,312
Toll Brothers, Inc. (a)	120,212	3,828
		6,140
Media - 4.9%
Comcast Corp. Class A (special) (non-vtg.)	798,129	28,765
Scripps Networks Interactive, Inc. Class A	44,170	2,608
The Walt Disney Co.	82,524	4,098
Thomson Reuters Corp.	114,700	3,158
Time Warner Cable, Inc.	21,832	2,072
Time Warner, Inc.	533,945	25,256
Viacom, Inc. Class B (non-vtg.)	113,285	5,847
		71,804
Multiline Retail - 1.7%
Kohl's Corp.	36,320	1,622
Target Corp.	354,564	22,384
		24,006
Specialty Retail - 2.1%
Lowe's Companies, Inc.	757,639	27,343
Staples, Inc.	311,957	3,650
		30,993
TOTAL CONSUMER DISCRETIONARY		161,136
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 12.1%
Beverages - 3.4%
Dr. Pepper Snapple Group, Inc.	223,304	$ 10,015
Molson Coors Brewing Co. Class B	40,307	1,671
PepsiCo, Inc.	236,256	16,588
The Coca-Cola Co.	578,787	21,948
		50,222
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	162,551	7,560
Kroger Co.	130,600	3,427
Safeway, Inc.	205,117	3,510
Walgreen Co.	478,335	16,220
		30,717
Food Products - 1.1%
Bunge Ltd.	11,800	863
Danone SA	60,372	3,830
Kellogg Co.	189,549	10,512
Tate & Lyle PLC	53,435	662
		15,867
Household Products - 3.5%
Colgate-Palmolive Co.	13,726	1,489
Kimberly-Clark Corp.	185,621	15,911
Procter & Gamble Co.	472,167	32,971
		50,371
Tobacco - 2.0%
British American Tobacco PLC sponsored ADR	169,041	17,822
Lorillard, Inc.	90,095	10,916
		28,738
TOTAL CONSUMER STAPLES		175,915
ENERGY - 11.2%
Energy Equipment & Services - 1.4%
Canadian Energy Services & Tech Credit	10,300	111
Core Laboratories NV	14,500	1,496
Ensco PLC Class A	20,172	1,175
Exterran Partners LP	61,320	1,335
Halliburton Co.	296,742	9,896
Pason Systems, Inc.	33,600	564
Schlumberger Ltd.	72,334	5,181
		19,758
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 9.8%
Apache Corp.	41,991	$ 3,237
Atlas Pipeline Partners LP	68,984	2,276
BG Group PLC	81,100	1,390
BP PLC sponsored ADR	174,329	7,280
Canadian Natural Resources Ltd.	143,900	4,142
Chevron Corp.	415,573	43,922
Exxon Mobil Corp.	330,080	29,093
Legacy Reserves LP	23,668	582
Markwest Energy Partners LP	70,977	3,668
Occidental Petroleum Corp.	163,498	12,297
Royal Dutch Shell PLC Class A (United Kingdom)	502,986	16,841
Southcross Energy Partners LP	19,100	448
Suncor Energy, Inc.	348,300	11,382
The Williams Companies, Inc.	184,510	6,059
		142,617
TOTAL ENERGY		162,375
FINANCIALS - 18.1%
Capital Markets - 4.0%
Apollo Investment Corp.	88,994	723
Ashmore Group PLC	527,208	3,042
BlackRock, Inc. Class A	23,600	4,650
Charles Schwab Corp.	1,069,430	14,010
KKR & Co. LP	470,319	6,467
Morgan Stanley	724,271	12,218
Northern Trust Corp.	145,032	6,964
TD Ameritrade Holding Corp.	250,882	4,064
The Blackstone Group LP	285,500	4,194
UBS AG	130,620	2,048
		58,380
Commercial Banks - 5.4%
City National Corp.	37,273	1,815
PNC Financial Services Group, Inc.	81,836	4,594
Standard Chartered PLC (United Kingdom)	119,674	2,790
SunTrust Banks, Inc.	315,029	8,553
U.S. Bancorp	444,770	14,348
Wells Fargo & Co.	1,407,950	46,476
		78,576
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 0.1%
SLM Corp.	73,000	$ 1,208
Diversified Financial Services - 6.7%
Bank of America Corp.	110,379	1,088
Citigroup, Inc.	620,419	21,448
CME Group, Inc.	103,255	5,707
JPMorgan Chase & Co.	1,372,570	56,385
KKR Financial Holdings LLC	950,725	9,992
MSCI, Inc. Class A (a)	32,063	930
NYSE Euronext	62,106	1,450
		97,000
Insurance - 1.3%
AFLAC, Inc.	19,709	1,044
Direct Line Insurance Grup PLC	173,400	563
MetLife, Inc.	328,196	10,893
MetLife, Inc. unit	90,300	4,014
Prudential Financial, Inc.	35,046	1,827
		18,341
Real Estate Investment Trusts - 0.4%
MFA Financial, Inc.	127,475	1,072
PennyMac Mortgage Investment Trust	9,600	237
Sun Communities, Inc.	91,346	3,526
		4,835
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (g)	67,500	1,350
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	49,342	86
Radian Group, Inc.	382,577	1,676
		1,762
TOTAL FINANCIALS		261,452
HEALTH CARE - 11.6%
Biotechnology - 0.9%
Amgen, Inc.	150,055	13,325
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	31,700	2,101
ResMed, Inc.	15,918	654
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	34,331	$ 1,177
Stryker Corp.	83,059	4,498
		8,430
Health Care Providers & Services - 2.3%
Aetna, Inc.	138,783	5,994
Cardinal Health, Inc.	67,769	2,741
Fresenius Medical Care AG & Co. KGaA	13,600	934
McKesson Corp.	139,810	13,208
WellPoint, Inc.	185,401	10,364
		33,241
Health Care Technology - 0.2%
Quality Systems, Inc.	172,092	3,134
Life Sciences Tools & Services - 0.1%
Lonza Group AG	9,231	445
QIAGEN NV (a)(e)	80,442	1,488
		1,933
Pharmaceuticals - 7.5%
Abbott Laboratories	150,300	9,770
AstraZeneca PLC sponsored ADR	72,000	3,423
Cardiome Pharma Corp. (a)	222,565	61
Eli Lilly & Co.	174,028	8,534
GlaxoSmithKline PLC sponsored ADR	184,401	7,931
Johnson & Johnson	340,057	23,712
Merck & Co., Inc.	642,500	28,463
Novartis AG sponsored ADR	54,757	3,398
Pfizer, Inc.	698,596	17,479
Sanofi SA	42,630	3,808
Teva Pharmaceutical Industries Ltd. sponsored ADR	34,396	1,388
		107,967
TOTAL HEALTH CARE		168,030
INDUSTRIALS - 12.4%
Aerospace & Defense - 3.1%
Honeywell International, Inc.	81,342	4,989
Raytheon Co.	116,116	6,634
Rockwell Collins, Inc.	182,741	10,449
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	145,616	$ 10,816
United Technologies Corp.	145,861	11,685
		44,573
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	92,682	5,722
United Parcel Service, Inc. Class B	225,851	16,512
		22,234
Commercial Services & Supplies - 0.9%
Aggreko PLC	46,510	1,663
Interface, Inc.	268,705	3,947
Republic Services, Inc.	268,254	7,637
		13,247
Electrical Equipment - 0.5%
Emerson Electric Co.	69,209	3,476
Hubbell, Inc. Class B	40,782	3,436
Rockwell Automation, Inc.	11,723	929
		7,841
Industrial Conglomerates - 3.1%
Danaher Corp.	129,100	6,968
General Electric Co.	1,765,706	37,309
		44,277
Machinery - 1.9%
Briggs & Stratton Corp.	54,580	1,107
Cummins, Inc.	15,039	1,476
Douglas Dynamics, Inc.	217,195	3,123
Graco, Inc.	36,904	1,823
Illinois Tool Works, Inc.	31,950	1,967
Ingersoll-Rand PLC	133,620	6,518
Lincoln Electric Holdings, Inc.	15,435	733
Morgan Crucible Co. PLC	291,489	1,138
PACCAR, Inc.	14,500	637
Schindler Holding AG (participation certificate)	12,965	1,819
Stanley Black & Decker, Inc.	94,298	6,781
		27,122
Marine - 0.2%
Irish Continental Group PLC unit	29,807	716
Kuehne & Nagel International AG	16,895	2,035
		2,751
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.5%
Amadeus Fire AG	17,413	$ 834
Bureau Veritas SA	27,431	3,043
Michael Page International PLC	485,686	2,773
		6,650
Road & Rail - 0.4%
J.B. Hunt Transport Services, Inc.	72,130	4,288
Kansas City Southern	15,370	1,201
		5,489
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	17,373	3,371
Watsco, Inc.	20,011	1,435
		4,806
TOTAL INDUSTRIALS		178,990
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 1.7%
Cisco Systems, Inc.	902,417	17,065
QUALCOMM, Inc.	113,890	7,246
		24,311
Computers & Peripherals - 4.9%
Apple, Inc.	111,393	65,192
Dell, Inc.	279,052	2,690
EMC Corp. (a)	127,318	3,160
		71,042
Electronic Equipment & Components - 0.1%
Arrow Electronics, Inc. (a)	49,040	1,827
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	36,841	25,729
IT Services - 5.7%
Cognizant Technology Solutions Corp. Class A (a)	93,910	6,314
Fidelity National Information Services, Inc.	230,940	8,337
IBM Corp.	33,600	6,386
MasterCard, Inc. Class A	34,239	16,732
Paychex, Inc.	685,409	22,303
The Western Union Co.	620,668	7,827
Total System Services, Inc.	87,136	1,913
Visa, Inc. Class A	91,635	13,719
		83,531
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc.	81,973	$ 3,328
Intersil Corp. Class A	111,076	792
		4,120
Software - 2.1%
Microsoft Corp.	988,828	26,323
Royalblue Group PLC	94,612	2,149
Symantec Corp. (a)	105,300	1,975
		30,447
TOTAL INFORMATION TECHNOLOGY		241,007
MATERIALS - 1.4%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	48,605	4,031
Airgas, Inc.	39,354	3,486
E.I. du Pont de Nemours & Co.	64,559	2,785
Syngenta AG (Switzerland)	16,100	6,446
The Dow Chemical Co.	91,639	2,767
		19,515
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	211,034	9,311
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC sponsored ADR	361,920	9,338
TOTAL TELECOMMUNICATION SERVICES		18,649
UTILITIES - 2.2%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	47,066	2,007
Duke Energy Corp.	45,138	2,881
Edison International	32,000	1,455
FirstEnergy Corp.	225,991	9,596
ITC Holdings Corp.	21,450	1,685
NextEra Energy, Inc.	44,483	3,056
Northeast Utilities	11,100	430
PPL Corp.	77,766	2,282
		23,392
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.6%
National Grid PLC	296,365	$ 3,350
PG&E Corp.	67,715	2,773
Sempra Energy	43,200	2,956
		9,079
TOTAL UTILITIES		32,471
TOTAL COMMON STOCKS (Cost $1,231,639)		1,419,540
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 0.9%
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Bunge Ltd. 4.875%	13,100	1,331
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Apache Corp. 6.00%	15,200	675
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	40,174	7,834
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	29,300	1,603
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	28,600	1,552
TOTAL CONVERTIBLE PREFERRED STOCKS		12,995
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	13,210	2,860
TOTAL PREFERRED STOCKS (Cost $17,175)		15,855
Convertible Bonds - 0.3%
		Principal Amount (000s)(d)	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	2,000	$ 2,786
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (g)		1,592	1,113
TOTAL CONVERTIBLE BONDS (Cost $4,155)			3,899
Money Market Funds - 0.4%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	4,569,780	4,570
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,787,209	1,787
TOTAL MONEY MARKET FUNDS (Cost $6,357)		6,357
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,259,326)		1,445,651
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,527
NET ASSETS - 100%		$ 1,449,178
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,786,000 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,463,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 1,592
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 1,350
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 10
Fidelity Securities Lending Cash Central Fund	207
Total	$ 217
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 163,996	$ 163,996	$ -	$ -
Consumer Staples	177,246	175,915	1,331	-
Energy	163,050	146,209	16,841	-
Financials	261,452	254,040	6,062	1,350
Health Care	175,864	171,122	4,742	-
Industrials	180,593	180,593	-	-
Information Technology	241,007	241,007	-	-
Materials	19,515	13,069	6,446	-
Telecommunication Services	18,649	18,649	-	-
Utilities	34,023	29,121	4,902	-
Corporate Bonds	3,899	-	3,899	-
Money Market Funds	6,357	6,357	-	-
Total Investments in Securities:	$ 1,445,651	$ 1,400,078	$ 44,223	$ 1,350
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.0%
United Kingdom	5.8%
Canada	1.3%
Switzerland	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $1,739) - See accompanying schedule: Unaffiliated issuers (cost $1,252,969)	$ 1,439,294
Fidelity Central Funds (cost $6,357)	6,357
Total Investments (cost $1,259,326)		$ 1,445,651
Cash		144
Foreign currency held at value (cost $1)		1
Receivable for investments sold		5,203
Receivable for fund shares sold		470
Dividends receivable		4,840
Interest receivable		21
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		5
Other receivables		15
Total assets		1,456,357

Liabilities
Payable for investments purchased	$ 3,256
Payable for fund shares redeemed	1,070
Distributions payable	8
Accrued management fee	540
Distribution and service plan fees payable	163
Other affiliated payables	291
Other payables and accrued expenses	64
Collateral on securities loaned, at value	1,787
Total liabilities		7,179

Net Assets		$ 1,449,178
Net Assets consist of:
Paid in capital		$ 1,312,309
Distributions in excess of net investment income		(28)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,431)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		186,328
Net Assets		$ 1,449,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($182,670 ÷ 9,287.0 shares)	$ 19.67

Maximum offering price per share (100/94.25 of $19.67)	$ 20.87
Class T: Net Asset Value and redemption price per share ($166,302 ÷ 8,449.1 shares)	$ 19.68

Maximum offering price per share (100/96.50 of $19.68)	$ 20.39
Class B: Net Asset Value and offering price per share($11,063 ÷ 583.9 shares)A	$ 18.95

Class C: Net Asset Value and offering price per share($57,993 ÷ 3,073.1 shares)A	$ 18.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,031,150 ÷ 52,097.1 shares)	$ 19.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 39,876
Interest		732
Income from Fidelity Central Funds		217
Total income		40,825

Expenses
Management fee	$ 6,686
Transfer agent fees	3,234
Distribution and service plan fees	1,966
Accounting and security lending fees	461
Custodian fees and expenses	97
Independent trustees' compensation	10
Registration fees	72
Audit	60
Legal	6
Interest	5
Miscellaneous	13
Total expenses before reductions	12,610
Expense reductions	(48)	12,562
Net investment income (loss)		28,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,474
Foreign currency transactions	14
Futures contracts	(241)
Total net realized gain (loss)		38,247
Change in net unrealized appreciation (depreciation) on: Investment securities	189,077
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		189,073
Net gain (loss)		227,320
Net increase (decrease) in net assets resulting from operations		$ 255,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,263	$ 19,574
Net realized gain (loss)	38,247	196,652
Change in net unrealized appreciation (depreciation)	189,073	(130,536)
Net increase (decrease) in net assets resulting from operations	255,583	85,690
Distributions to shareholders from net investment income	(45,234)	(5,465)
Distributions to shareholders from net realized gain	(2,237)	-
Total distributions	(47,471)	(5,465)
Share transactions - net increase (decrease)	(170,346)	(24,995)
Total increase (decrease) in net assets	37,766	55,230

Net Assets
Beginning of period	1,411,412	1,356,182
End of period (including distributions in excess of net investment income of $28 and undistributed net investment income of $17,749, respectively)	$ 1,449,178	$ 1,411,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.00	$ 16.05	$ 14.67	$ 11.96	$ 21.84
Income from Investment Operations
Net investment income (loss) C	.33	.21	.04	.08	.12
Net realized and unrealized gain (loss)	2.90	.78	1.41	2.75	(8.82)
Total from investment operations	3.23	.99	1.45	2.83	(8.70)
Distributions from net investment income	(.53)	(.04)	(.07)	(.12)	(.09)
Distributions from net realized gain	(.03)	-	-	-	(1.10)
Total distributions	(.56)	(.04)	(.07)	(.12)	(1.18) H
Net asset value, end of period	$ 19.67	$ 17.00	$ 16.05	$ 14.67	$ 11.96
Total Return A, B	19.20%	6.17%	9.90%	23.96%	(42.07)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.05%	1.09%	1.06%
Expenses net of fee waivers, if any	1.05%	1.06%	1.05%	1.09%	1.06%
Expenses net of all reductions	1.04%	1.05%	1.05%	1.08%	1.06%
Net investment income (loss)	1.75%	1.22%	.26%	.60%	.67%
Supplemental Data
Net assets, end of period (in millions)	$ 183	$ 170	$ 232	$ 252	$ 228
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.97	$ 16.02	$ 14.64	$ 11.90	$ 21.70
Income from Investment Operations
Net investment income (loss) C	.29	.17	- H	.04	.08
Net realized and unrealized gain (loss)	2.89	.78	1.41	2.75	(8.76)
Total from investment operations	3.18	.95	1.41	2.79	(8.68)
Distributions from net investment income	(.44)	-	(.03)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	-	-	(1.10)
Total distributions	(.47)	-	(.03)	(.05)	(1.12) I
Net asset value, end of period	$ 19.68	$ 16.97	$ 16.02	$ 14.64	$ 11.90
Total Return A, B	18.93%	5.93%	9.63%	23.57%	(42.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.29%	1.31%	1.34%	1.28%
Expenses net of fee waivers, if any	1.27%	1.29%	1.31%	1.34%	1.28%
Expenses net of all reductions	1.26%	1.28%	1.30%	1.34%	1.28%
Net investment income (loss)	1.53%	.99%	.01%	.35%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 166	$ 158	$ 178	$ 201	$ 204
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I Total distributions of $1.118 per share is comprised of distributions from net investment income of $.020 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.24	$ 15.41	$ 14.13	$ 11.49	$ 21.02
Income from Investment Operations
Net investment income (loss) C	.18	.08	(.07)	(.02)	(.01)
Net realized and unrealized gain (loss)	2.78	.75	1.35	2.66	(8.48)
Total from investment operations	2.96	.83	1.28	2.64	(8.49)
Distributions from net investment income	(.22)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	(1.04)
Total distributions	(.25)	-	-	-	(1.04)
Net asset value, end of period	$ 18.95	$ 16.24	$ 15.41	$ 14.13	$ 11.49
Total Return A, B	18.31%	5.39%	9.06%	22.98%	(42.48)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.81%	1.82%	1.85%	1.81%
Expenses net of fee waivers, if any	1.81%	1.81%	1.82%	1.85%	1.81%
Expenses net of all reductions	1.81%	1.80%	1.81%	1.84%	1.81%
Net investment income (loss)	.99%	.47%	(.51)%	(.16)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 13	$ 19	$ 27	$ 31
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.23	$ 15.39	$ 14.12	$ 11.47	$ 20.99
Income from Investment Operations
Net investment income (loss) C	.19	.08	(.07)	(.02)	(.01)
Net realized and unrealized gain (loss)	2.77	.76	1.34	2.67	(8.47)
Total from investment operations	2.96	.84	1.27	2.65	(8.48)
Distributions from net investment income	(.29)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	(1.04)
Total distributions	(.32)	-	-	-	(1.04)
Net asset value, end of period	$ 18.87	$ 16.23	$ 15.39	$ 14.12	$ 11.47
Total Return A, B	18.33%	5.46%	8.99%	23.10%	(42.49)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.76%	1.78%	1.80%	1.84%	1.79%
Expenses net of fee waivers, if any	1.76%	1.78%	1.80%	1.84%	1.79%
Expenses net of all reductions	1.76%	1.77%	1.80%	1.83%	1.78%
Net investment income (loss)	1.04%	.50%	(.49)%	(.15)%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 53	$ 58	$ 63	$ 59
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.16	$ 16.19	$ 14.80	$ 12.07	$ 22.03
Income from Investment Operations
Net investment income (loss) B	.40	.27	.09	.12	.18
Net realized and unrealized gain (loss)	2.91	.79	1.41	2.78	(8.89)
Total from investment operations	3.31	1.06	1.50	2.90	(8.71)
Distributions from net investment income	(.65)	(.09)	(.11)	(.17)	(.15)
Distributions from net realized gain	(.03)	-	-	-	(1.10)
Total distributions	(.68)	(.09)	(.11)	(.17)	(1.25) G
Net asset value, end of period	$ 19.79	$ 17.16	$ 16.19	$ 14.80	$ 12.07
Total Return A	19.59%	6.56%	10.23%	24.36%	(41.88)%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.72%	.73%	.77%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.77%	.74%
Expenses net of all reductions	.70%	.71%	.72%	.77%	.73%
Net investment income (loss)	2.09%	1.56%	.59%	.92%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 1,031	$ 1,017	$ 870	$ 1,017	$ 725
Portfolio turnover rate D	57%	123%	102%	117%	124% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 215,473
Gross unrealized depreciation	(39,717)
Net unrealized appreciation (depreciation) on securities and other investments	$ 175,756

Tax Cost	$ 1,269,895

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (38,862)
Net unrealized appreciation (depreciation)	$ 175,759

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (3,650)
2017	(35,212)
Total capital loss carryforward	$ (38,862)

The capital loss carryforward expiring 2016 was acquired from Capital One Appreciation Fund.

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 47,471	$ 5,465

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

During the period, the Fund recognized net realized gain (loss) of $(241) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $833,369 and $1,021,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 453	$ 6
Class T	.25%	.25%	826	6
Class B	.75%	.25%	123	93
Class C	.75%	.25%	564	23
			$ 1,966	$ 128

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34
Class T	13
Class B*	13
Class C*	2
$ 62

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 524.29
Class T	430.26
Class B	37.30
Class C	143.25
Institutional Class	2,100.20
	$ 3,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,241.43%		$ 5

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

8. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $207, including $4 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 4,963	$ 579
Class T	3,843	-
Class B	142	-
Class C	894	-
Institutional Class	35,392	4,886
Total	$ 45,234	$ 5,465
From net realized gain
Class A	$ 283	$ -
Class T	258	-
Class B	18	-
Class C	94	-
Institutional Class	1,584	-
Total	$ 2,237	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,303	1,255	$ 24,427	$ 21,690
Reinvestment of distributions	252	25	4,662	420
Shares redeemed	(2,279)	(5,729)	(42,887)	(98,274)
Net increase (decrease)	(724)	(4,449)	$ (13,798)	$ (76,164)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class T
Shares sold	780	839	$ 14,651	$ 14,531
Reinvestment of distributions	212	-	3,940	-
Shares redeemed	(1,871)	(2,612)	(34,844)	(44,989)
Net increase (decrease)	(879)	(1,773)	$ (16,253)	$ (30,458)
Class B
Shares sold	14	8	$ 233	$ 150
Reinvestment of distributions	8	-	147	-
Shares redeemed	(242)	(420)	(4,364)	(7,020)
Net increase (decrease)	(220)	(412)	$ (3,984)	$ (6,870)
Class C
Shares sold	306	227	$ 5,607	$ 3,775
Reinvestment of distributions	47	-	851	-
Shares redeemed	(558)	(706)	(10,063)	(11,678)
Net increase (decrease)	(205)	(479)	$ (3,605)	$ (7,903)
Institutional Class
Shares sold	9,408	11,017	$ 179,442	$ 191,119
Reinvestment of distributions	1,996	286	36,899	4,871
Shares redeemed	(18,539)	(5,784)	(349,047)	(99,590)
Net increase (decrease)	(7,135)	5,519	$ (132,706)	$ 96,400

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund and Fidelity Advisor Freedom 2030 Fund were the owners of record of approximately 11%, 11% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 68% of the total outstanding shares of the Fund.

Annual Report

12. Other - continued

Effective after the close of business on December 7, 2012, 25,355 shares of the Fund held by the Fidelity Advisor Freedom Funds were redeemed for cash and securities, with a value of $503,299. The Fidelity Advisor Freedom Funds' ownership in the Fund was reduced to 51%. The Fund did not recognize gain or loss for federal income tax purposes.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGAI-UANN-0113
1.786687.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	19.59%	0.30%	5.55%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Growth & Income Fund: For the year, the fund's Institutional Class shares gained 19.59%, topping the S&P 500® Index. Relative performance was driven by both industry positioning and security selection, especially within consumer discretionary. Here, Comcast benefited from a healthy advertising market. Home-improvement retailer Lowe's Companies also performed well, as investors began to anticipate that improved housing fundamentals would lead to higher long-term earnings. Overweighting financials was the right call, including a sizable position in JPMorgan Chase, which rose because the market became comfortable that the Federal Reserve would allow the strongest financial institutions to return capital to shareholders. The biggest individual detractor stemmed from largely avoiding index component Bank of America, which rebounded as the market gained clarity on the company's long-term earnings potential. I established a small stake in Bank of America in November. Elsewhere, not owning index component Home Depot was detrimental because its stock gained based on the same factors that boosted Lowe's. Lastly, the fund was hurt by unfavorable positioning in telecommunication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.04%
Actual		$ 1,000.00	$ 1,111.70	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.80	$ 5.25
Class T	1.26%
Actual		$ 1,000.00	$ 1,110.60	$ 6.65
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.36
Class B	1.81%
Actual		$ 1,000.00	$ 1,107.50	$ 9.54
HypotheticalA		$ 1,000.00	$ 1,015.95	$ 9.12
Class C	1.75%
Actual		$ 1,000.00	$ 1,107.70	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,016.25	$ 8.82
Institutional Class	.70%
Actual		$ 1,000.00	$ 1,113.60	$ 3.70
HypotheticalA		$ 1,000.00	$ 1,021.50	$ 3.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	5.2
JPMorgan Chase & Co.	3.9	3.3
Wells Fargo & Co.	3.2	3.8
Chevron Corp.	3.0	3.4
General Electric Co.	2.6	2.4
Procter & Gamble Co.	2.3	2.2
Exxon Mobil Corp.	2.0	2.5
Comcast Corp. Class A (special) (non-vtg.)	2.0	2.0
Merck & Co., Inc.	2.0	1.8
Lowe's Companies, Inc.	1.9	1.6
	27.4
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	16.3
Information Technology	16.6	17.5
Industrials	12.5	13.2
Consumer Staples	12.2	12.1
Health Care	12.1	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 98.2%		Stocks 98.4%
	Bonds 0.0%		Bonds 0.2%
	Convertible Securities 1.2%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	11.0%	** Foreign investments	12.0%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.5%
Gentex Corp.	220,471	$ 3,913
Johnson Controls, Inc.	103,412	2,848
		6,761
Distributors - 0.1%
Genuine Parts Co.	6,300	410
LKQ Corp. (a)	55,200	1,210
		1,620
Diversified Consumer Services - 0.2%
Strayer Education, Inc. (e)	49,890	2,611
Hotels, Restaurants & Leisure - 1.2%
McDonald's Corp.	163,714	14,250
Yum! Brands, Inc.	43,995	2,951
		17,201
Household Durables - 0.4%
Ryland Group, Inc.	69,118	2,312
Toll Brothers, Inc. (a)	120,212	3,828
		6,140
Media - 4.9%
Comcast Corp. Class A (special) (non-vtg.)	798,129	28,765
Scripps Networks Interactive, Inc. Class A	44,170	2,608
The Walt Disney Co.	82,524	4,098
Thomson Reuters Corp.	114,700	3,158
Time Warner Cable, Inc.	21,832	2,072
Time Warner, Inc.	533,945	25,256
Viacom, Inc. Class B (non-vtg.)	113,285	5,847
		71,804
Multiline Retail - 1.7%
Kohl's Corp.	36,320	1,622
Target Corp.	354,564	22,384
		24,006
Specialty Retail - 2.1%
Lowe's Companies, Inc.	757,639	27,343
Staples, Inc.	311,957	3,650
		30,993
TOTAL CONSUMER DISCRETIONARY		161,136
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 12.1%
Beverages - 3.4%
Dr. Pepper Snapple Group, Inc.	223,304	$ 10,015
Molson Coors Brewing Co. Class B	40,307	1,671
PepsiCo, Inc.	236,256	16,588
The Coca-Cola Co.	578,787	21,948
		50,222
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	162,551	7,560
Kroger Co.	130,600	3,427
Safeway, Inc.	205,117	3,510
Walgreen Co.	478,335	16,220
		30,717
Food Products - 1.1%
Bunge Ltd.	11,800	863
Danone SA	60,372	3,830
Kellogg Co.	189,549	10,512
Tate & Lyle PLC	53,435	662
		15,867
Household Products - 3.5%
Colgate-Palmolive Co.	13,726	1,489
Kimberly-Clark Corp.	185,621	15,911
Procter & Gamble Co.	472,167	32,971
		50,371
Tobacco - 2.0%
British American Tobacco PLC sponsored ADR	169,041	17,822
Lorillard, Inc.	90,095	10,916
		28,738
TOTAL CONSUMER STAPLES		175,915
ENERGY - 11.2%
Energy Equipment & Services - 1.4%
Canadian Energy Services & Tech Credit	10,300	111
Core Laboratories NV	14,500	1,496
Ensco PLC Class A	20,172	1,175
Exterran Partners LP	61,320	1,335
Halliburton Co.	296,742	9,896
Pason Systems, Inc.	33,600	564
Schlumberger Ltd.	72,334	5,181
		19,758
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 9.8%
Apache Corp.	41,991	$ 3,237
Atlas Pipeline Partners LP	68,984	2,276
BG Group PLC	81,100	1,390
BP PLC sponsored ADR	174,329	7,280
Canadian Natural Resources Ltd.	143,900	4,142
Chevron Corp.	415,573	43,922
Exxon Mobil Corp.	330,080	29,093
Legacy Reserves LP	23,668	582
Markwest Energy Partners LP	70,977	3,668
Occidental Petroleum Corp.	163,498	12,297
Royal Dutch Shell PLC Class A (United Kingdom)	502,986	16,841
Southcross Energy Partners LP	19,100	448
Suncor Energy, Inc.	348,300	11,382
The Williams Companies, Inc.	184,510	6,059
		142,617
TOTAL ENERGY		162,375
FINANCIALS - 18.1%
Capital Markets - 4.0%
Apollo Investment Corp.	88,994	723
Ashmore Group PLC	527,208	3,042
BlackRock, Inc. Class A	23,600	4,650
Charles Schwab Corp.	1,069,430	14,010
KKR & Co. LP	470,319	6,467
Morgan Stanley	724,271	12,218
Northern Trust Corp.	145,032	6,964
TD Ameritrade Holding Corp.	250,882	4,064
The Blackstone Group LP	285,500	4,194
UBS AG	130,620	2,048
		58,380
Commercial Banks - 5.4%
City National Corp.	37,273	1,815
PNC Financial Services Group, Inc.	81,836	4,594
Standard Chartered PLC (United Kingdom)	119,674	2,790
SunTrust Banks, Inc.	315,029	8,553
U.S. Bancorp	444,770	14,348
Wells Fargo & Co.	1,407,950	46,476
		78,576
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - 0.1%
SLM Corp.	73,000	$ 1,208
Diversified Financial Services - 6.7%
Bank of America Corp.	110,379	1,088
Citigroup, Inc.	620,419	21,448
CME Group, Inc.	103,255	5,707
JPMorgan Chase & Co.	1,372,570	56,385
KKR Financial Holdings LLC	950,725	9,992
MSCI, Inc. Class A (a)	32,063	930
NYSE Euronext	62,106	1,450
		97,000
Insurance - 1.3%
AFLAC, Inc.	19,709	1,044
Direct Line Insurance Grup PLC	173,400	563
MetLife, Inc.	328,196	10,893
MetLife, Inc. unit	90,300	4,014
Prudential Financial, Inc.	35,046	1,827
		18,341
Real Estate Investment Trusts - 0.4%
MFA Financial, Inc.	127,475	1,072
PennyMac Mortgage Investment Trust	9,600	237
Sun Communities, Inc.	91,346	3,526
		4,835
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (g)	67,500	1,350
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	49,342	86
Radian Group, Inc.	382,577	1,676
		1,762
TOTAL FINANCIALS		261,452
HEALTH CARE - 11.6%
Biotechnology - 0.9%
Amgen, Inc.	150,055	13,325
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	31,700	2,101
ResMed, Inc.	15,918	654
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	34,331	$ 1,177
Stryker Corp.	83,059	4,498
		8,430
Health Care Providers & Services - 2.3%
Aetna, Inc.	138,783	5,994
Cardinal Health, Inc.	67,769	2,741
Fresenius Medical Care AG & Co. KGaA	13,600	934
McKesson Corp.	139,810	13,208
WellPoint, Inc.	185,401	10,364
		33,241
Health Care Technology - 0.2%
Quality Systems, Inc.	172,092	3,134
Life Sciences Tools & Services - 0.1%
Lonza Group AG	9,231	445
QIAGEN NV (a)(e)	80,442	1,488
		1,933
Pharmaceuticals - 7.5%
Abbott Laboratories	150,300	9,770
AstraZeneca PLC sponsored ADR	72,000	3,423
Cardiome Pharma Corp. (a)	222,565	61
Eli Lilly & Co.	174,028	8,534
GlaxoSmithKline PLC sponsored ADR	184,401	7,931
Johnson & Johnson	340,057	23,712
Merck & Co., Inc.	642,500	28,463
Novartis AG sponsored ADR	54,757	3,398
Pfizer, Inc.	698,596	17,479
Sanofi SA	42,630	3,808
Teva Pharmaceutical Industries Ltd. sponsored ADR	34,396	1,388
		107,967
TOTAL HEALTH CARE		168,030
INDUSTRIALS - 12.4%
Aerospace & Defense - 3.1%
Honeywell International, Inc.	81,342	4,989
Raytheon Co.	116,116	6,634
Rockwell Collins, Inc.	182,741	10,449
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	145,616	$ 10,816
United Technologies Corp.	145,861	11,685
		44,573
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	92,682	5,722
United Parcel Service, Inc. Class B	225,851	16,512
		22,234
Commercial Services & Supplies - 0.9%
Aggreko PLC	46,510	1,663
Interface, Inc.	268,705	3,947
Republic Services, Inc.	268,254	7,637
		13,247
Electrical Equipment - 0.5%
Emerson Electric Co.	69,209	3,476
Hubbell, Inc. Class B	40,782	3,436
Rockwell Automation, Inc.	11,723	929
		7,841
Industrial Conglomerates - 3.1%
Danaher Corp.	129,100	6,968
General Electric Co.	1,765,706	37,309
		44,277
Machinery - 1.9%
Briggs & Stratton Corp.	54,580	1,107
Cummins, Inc.	15,039	1,476
Douglas Dynamics, Inc.	217,195	3,123
Graco, Inc.	36,904	1,823
Illinois Tool Works, Inc.	31,950	1,967
Ingersoll-Rand PLC	133,620	6,518
Lincoln Electric Holdings, Inc.	15,435	733
Morgan Crucible Co. PLC	291,489	1,138
PACCAR, Inc.	14,500	637
Schindler Holding AG (participation certificate)	12,965	1,819
Stanley Black & Decker, Inc.	94,298	6,781
		27,122
Marine - 0.2%
Irish Continental Group PLC unit	29,807	716
Kuehne & Nagel International AG	16,895	2,035
		2,751
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.5%
Amadeus Fire AG	17,413	$ 834
Bureau Veritas SA	27,431	3,043
Michael Page International PLC	485,686	2,773
		6,650
Road & Rail - 0.4%
J.B. Hunt Transport Services, Inc.	72,130	4,288
Kansas City Southern	15,370	1,201
		5,489
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	17,373	3,371
Watsco, Inc.	20,011	1,435
		4,806
TOTAL INDUSTRIALS		178,990
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 1.7%
Cisco Systems, Inc.	902,417	17,065
QUALCOMM, Inc.	113,890	7,246
		24,311
Computers & Peripherals - 4.9%
Apple, Inc.	111,393	65,192
Dell, Inc.	279,052	2,690
EMC Corp. (a)	127,318	3,160
		71,042
Electronic Equipment & Components - 0.1%
Arrow Electronics, Inc. (a)	49,040	1,827
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	36,841	25,729
IT Services - 5.7%
Cognizant Technology Solutions Corp. Class A (a)	93,910	6,314
Fidelity National Information Services, Inc.	230,940	8,337
IBM Corp.	33,600	6,386
MasterCard, Inc. Class A	34,239	16,732
Paychex, Inc.	685,409	22,303
The Western Union Co.	620,668	7,827
Total System Services, Inc.	87,136	1,913
Visa, Inc. Class A	91,635	13,719
		83,531
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc.	81,973	$ 3,328
Intersil Corp. Class A	111,076	792
		4,120
Software - 2.1%
Microsoft Corp.	988,828	26,323
Royalblue Group PLC	94,612	2,149
Symantec Corp. (a)	105,300	1,975
		30,447
TOTAL INFORMATION TECHNOLOGY		241,007
MATERIALS - 1.4%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	48,605	4,031
Airgas, Inc.	39,354	3,486
E.I. du Pont de Nemours & Co.	64,559	2,785
Syngenta AG (Switzerland)	16,100	6,446
The Dow Chemical Co.	91,639	2,767
		19,515
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	211,034	9,311
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC sponsored ADR	361,920	9,338
TOTAL TELECOMMUNICATION SERVICES		18,649
UTILITIES - 2.2%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	47,066	2,007
Duke Energy Corp.	45,138	2,881
Edison International	32,000	1,455
FirstEnergy Corp.	225,991	9,596
ITC Holdings Corp.	21,450	1,685
NextEra Energy, Inc.	44,483	3,056
Northeast Utilities	11,100	430
PPL Corp.	77,766	2,282
		23,392
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.6%
National Grid PLC	296,365	$ 3,350
PG&E Corp.	67,715	2,773
Sempra Energy	43,200	2,956
		9,079
TOTAL UTILITIES		32,471
TOTAL COMMON STOCKS (Cost $1,231,639)		1,419,540
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 0.9%
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Bunge Ltd. 4.875%	13,100	1,331
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Apache Corp. 6.00%	15,200	675
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	40,174	7,834
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	29,300	1,603
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	28,600	1,552
TOTAL CONVERTIBLE PREFERRED STOCKS		12,995
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	13,210	2,860
TOTAL PREFERRED STOCKS (Cost $17,175)		15,855
Convertible Bonds - 0.3%
		Principal Amount (000s)(d)	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	2,000	$ 2,786
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (g)		1,592	1,113
TOTAL CONVERTIBLE BONDS (Cost $4,155)			3,899
Money Market Funds - 0.4%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	4,569,780	4,570
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,787,209	1,787
TOTAL MONEY MARKET FUNDS (Cost $6,357)		6,357
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,259,326)		1,445,651
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,527
NET ASSETS - 100%		$ 1,449,178
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,786,000 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,463,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 1,592
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 1,350
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 10
Fidelity Securities Lending Cash Central Fund	207
Total	$ 217
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 163,996	$ 163,996	$ -	$ -
Consumer Staples	177,246	175,915	1,331	-
Energy	163,050	146,209	16,841	-
Financials	261,452	254,040	6,062	1,350
Health Care	175,864	171,122	4,742	-
Industrials	180,593	180,593	-	-
Information Technology	241,007	241,007	-	-
Materials	19,515	13,069	6,446	-
Telecommunication Services	18,649	18,649	-	-
Utilities	34,023	29,121	4,902	-
Corporate Bonds	3,899	-	3,899	-
Money Market Funds	6,357	6,357	-	-
Total Investments in Securities:	$ 1,445,651	$ 1,400,078	$ 44,223	$ 1,350
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.0%
United Kingdom	5.8%
Canada	1.3%
Switzerland	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $1,739) - See accompanying schedule: Unaffiliated issuers (cost $1,252,969)	$ 1,439,294
Fidelity Central Funds (cost $6,357)	6,357
Total Investments (cost $1,259,326)		$ 1,445,651
Cash		144
Foreign currency held at value (cost $1)		1
Receivable for investments sold		5,203
Receivable for fund shares sold		470
Dividends receivable		4,840
Interest receivable		21
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		5
Other receivables		15
Total assets		1,456,357

Liabilities
Payable for investments purchased	$ 3,256
Payable for fund shares redeemed	1,070
Distributions payable	8
Accrued management fee	540
Distribution and service plan fees payable	163
Other affiliated payables	291
Other payables and accrued expenses	64
Collateral on securities loaned, at value	1,787
Total liabilities		7,179

Net Assets		$ 1,449,178
Net Assets consist of:
Paid in capital		$ 1,312,309
Distributions in excess of net investment income		(28)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,431)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		186,328
Net Assets		$ 1,449,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($182,670 ÷ 9,287.0 shares)	$ 19.67

Maximum offering price per share (100/94.25 of $19.67)	$ 20.87
Class T: Net Asset Value and redemption price per share ($166,302 ÷ 8,449.1 shares)	$ 19.68

Maximum offering price per share (100/96.50 of $19.68)	$ 20.39
Class B: Net Asset Value and offering price per share($11,063 ÷ 583.9 shares)A	$ 18.95

Class C: Net Asset Value and offering price per share($57,993 ÷ 3,073.1 shares)A	$ 18.87

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,031,150 ÷ 52,097.1 shares)	$ 19.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 39,876
Interest		732
Income from Fidelity Central Funds		217
Total income		40,825

Expenses
Management fee	$ 6,686
Transfer agent fees	3,234
Distribution and service plan fees	1,966
Accounting and security lending fees	461
Custodian fees and expenses	97
Independent trustees' compensation	10
Registration fees	72
Audit	60
Legal	6
Interest	5
Miscellaneous	13
Total expenses before reductions	12,610
Expense reductions	(48)	12,562
Net investment income (loss)		28,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,474
Foreign currency transactions	14
Futures contracts	(241)
Total net realized gain (loss)		38,247
Change in net unrealized appreciation (depreciation) on: Investment securities	189,077
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		189,073
Net gain (loss)		227,320
Net increase (decrease) in net assets resulting from operations		$ 255,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,263	$ 19,574
Net realized gain (loss)	38,247	196,652
Change in net unrealized appreciation (depreciation)	189,073	(130,536)
Net increase (decrease) in net assets resulting from operations	255,583	85,690
Distributions to shareholders from net investment income	(45,234)	(5,465)
Distributions to shareholders from net realized gain	(2,237)	-
Total distributions	(47,471)	(5,465)
Share transactions - net increase (decrease)	(170,346)	(24,995)
Total increase (decrease) in net assets	37,766	55,230

Net Assets
Beginning of period	1,411,412	1,356,182
End of period (including distributions in excess of net investment income of $28 and undistributed net investment income of $17,749, respectively)	$ 1,449,178	$ 1,411,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.00	$ 16.05	$ 14.67	$ 11.96	$ 21.84
Income from Investment Operations
Net investment income (loss) C	.33	.21	.04	.08	.12
Net realized and unrealized gain (loss)	2.90	.78	1.41	2.75	(8.82)
Total from investment operations	3.23	.99	1.45	2.83	(8.70)
Distributions from net investment income	(.53)	(.04)	(.07)	(.12)	(.09)
Distributions from net realized gain	(.03)	-	-	-	(1.10)
Total distributions	(.56)	(.04)	(.07)	(.12)	(1.18) H
Net asset value, end of period	$ 19.67	$ 17.00	$ 16.05	$ 14.67	$ 11.96
Total Return A, B	19.20%	6.17%	9.90%	23.96%	(42.07)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.05%	1.09%	1.06%
Expenses net of fee waivers, if any	1.05%	1.06%	1.05%	1.09%	1.06%
Expenses net of all reductions	1.04%	1.05%	1.05%	1.08%	1.06%
Net investment income (loss)	1.75%	1.22%	.26%	.60%	.67%
Supplemental Data
Net assets, end of period (in millions)	$ 183	$ 170	$ 232	$ 252	$ 228
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.97	$ 16.02	$ 14.64	$ 11.90	$ 21.70
Income from Investment Operations
Net investment income (loss) C	.29	.17	- H	.04	.08
Net realized and unrealized gain (loss)	2.89	.78	1.41	2.75	(8.76)
Total from investment operations	3.18	.95	1.41	2.79	(8.68)
Distributions from net investment income	(.44)	-	(.03)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	-	-	(1.10)
Total distributions	(.47)	-	(.03)	(.05)	(1.12) I
Net asset value, end of period	$ 19.68	$ 16.97	$ 16.02	$ 14.64	$ 11.90
Total Return A, B	18.93%	5.93%	9.63%	23.57%	(42.16)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.29%	1.31%	1.34%	1.28%
Expenses net of fee waivers, if any	1.27%	1.29%	1.31%	1.34%	1.28%
Expenses net of all reductions	1.26%	1.28%	1.30%	1.34%	1.28%
Net investment income (loss)	1.53%	.99%	.01%	.35%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 166	$ 158	$ 178	$ 201	$ 204
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I Total distributions of $1.118 per share is comprised of distributions from net investment income of $.020 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.24	$ 15.41	$ 14.13	$ 11.49	$ 21.02
Income from Investment Operations
Net investment income (loss) C	.18	.08	(.07)	(.02)	(.01)
Net realized and unrealized gain (loss)	2.78	.75	1.35	2.66	(8.48)
Total from investment operations	2.96	.83	1.28	2.64	(8.49)
Distributions from net investment income	(.22)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	(1.04)
Total distributions	(.25)	-	-	-	(1.04)
Net asset value, end of period	$ 18.95	$ 16.24	$ 15.41	$ 14.13	$ 11.49
Total Return A, B	18.31%	5.39%	9.06%	22.98%	(42.48)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.81%	1.82%	1.85%	1.81%
Expenses net of fee waivers, if any	1.81%	1.81%	1.82%	1.85%	1.81%
Expenses net of all reductions	1.81%	1.80%	1.81%	1.84%	1.81%
Net investment income (loss)	.99%	.47%	(.51)%	(.16)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 13	$ 19	$ 27	$ 31
Portfolio turnover rate E	57%	123%	102%	117%	124% G
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.23	$ 15.39	$ 14.12	$ 11.47	$ 20.99
Income from Investment Operations
Net investment income (loss) C	.19	.08	(.07)	(.02)	(.01)
Net realized and unrealized gain (loss)	2.77	.76	1.34	2.67	(8.47)
Total from investment operations	2.96	.84	1.27	2.65	(8.48)
Distributions from net investment income	(.29)	-	-	-	-
Distributions from net realized gain	(.03)	-	-	-	(1.04)
Total distributions	(.32)	-	-	-	(1.04)
Net asset value, end of period	$ 18.87	$ 16.23	$ 15.39	$ 14.12	$ 11.47
Total Return A, B	18.33%	5.46%	8.99%	23.10%	(42.49)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.76%	1.78%	1.80%	1.84%	1.79%
Expenses net of fee waivers, if any	1.76%	1.78%	1.80%	1.84%	1.79%
Expenses net of all reductions	1.76%	1.77%	1.80%	1.83%	1.78%
Net investment income (loss)	1.04%	.50%	(.49)%	(.15)%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 53	$ 58	$ 63	$ 59
Portfolio turnover rate E	57%	123%	102%	117%	124% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.16	$ 16.19	$ 14.80	$ 12.07	$ 22.03
Income from Investment Operations
Net investment income (loss) B	.40	.27	.09	.12	.18
Net realized and unrealized gain (loss)	2.91	.79	1.41	2.78	(8.89)
Total from investment operations	3.31	1.06	1.50	2.90	(8.71)
Distributions from net investment income	(.65)	(.09)	(.11)	(.17)	(.15)
Distributions from net realized gain	(.03)	-	-	-	(1.10)
Total distributions	(.68)	(.09)	(.11)	(.17)	(1.25) G
Net asset value, end of period	$ 19.79	$ 17.16	$ 16.19	$ 14.80	$ 12.07
Total Return A	19.59%	6.56%	10.23%	24.36%	(41.88)%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.72%	.73%	.77%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.77%	.74%
Expenses net of all reductions	.70%	.71%	.72%	.77%	.73%
Net investment income (loss)	2.09%	1.56%	.59%	.92%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 1,031	$ 1,017	$ 870	$ 1,017	$ 725
Portfolio turnover rate D	57%	123%	102%	117%	124% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 215,473
Gross unrealized depreciation	(39,717)
Net unrealized appreciation (depreciation) on securities and other investments	$ 175,756

Tax Cost	$ 1,269,895

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (38,862)
Net unrealized appreciation (depreciation)	$ 175,759

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (3,650)
2017	(35,212)
Total capital loss carryforward	$ (38,862)

The capital loss carryforward expiring 2016 was acquired from Capital One Appreciation Fund.

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 47,471	$ 5,465

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

During the period, the Fund recognized net realized gain (loss) of $(241) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $833,369 and $1,021,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 453	$ 6
Class T	.25%	.25%	826	6
Class B	.75%	.25%	123	93
Class C	.75%	.25%	564	23
			$ 1,966	$ 128

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34
Class T	13
Class B*	13
Class C*	2
$ 62

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 524.29
Class T	430.26
Class B	37.30
Class C	143.25
Institutional Class	2,100.20
	$ 3,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,241.43%		$ 5

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

8. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $207, including $4 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 4,963	$ 579
Class T	3,843	-
Class B	142	-
Class C	894	-
Institutional Class	35,392	4,886
Total	$ 45,234	$ 5,465
From net realized gain
Class A	$ 283	$ -
Class T	258	-
Class B	18	-
Class C	94	-
Institutional Class	1,584	-
Total	$ 2,237	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,303	1,255	$ 24,427	$ 21,690
Reinvestment of distributions	252	25	4,662	420
Shares redeemed	(2,279)	(5,729)	(42,887)	(98,274)
Net increase (decrease)	(724)	(4,449)	$ (13,798)	$ (76,164)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class T
Shares sold	780	839	$ 14,651	$ 14,531
Reinvestment of distributions	212	-	3,940	-
Shares redeemed	(1,871)	(2,612)	(34,844)	(44,989)
Net increase (decrease)	(879)	(1,773)	$ (16,253)	$ (30,458)
Class B
Shares sold	14	8	$ 233	$ 150
Reinvestment of distributions	8	-	147	-
Shares redeemed	(242)	(420)	(4,364)	(7,020)
Net increase (decrease)	(220)	(412)	$ (3,984)	$ (6,870)
Class C
Shares sold	306	227	$ 5,607	$ 3,775
Reinvestment of distributions	47	-	851	-
Shares redeemed	(558)	(706)	(10,063)	(11,678)
Net increase (decrease)	(205)	(479)	$ (3,605)	$ (7,903)
Institutional Class
Shares sold	9,408	11,017	$ 179,442	$ 191,119
Reinvestment of distributions	1,996	286	36,899	4,871
Shares redeemed	(18,539)	(5,784)	(349,047)	(99,590)
Net increase (decrease)	(7,135)	5,519	$ (132,706)	$ 96,400

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund and Fidelity Advisor Freedom 2030 Fund were the owners of record of approximately 11%, 11% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 68% of the total outstanding shares of the Fund.

Annual Report

12. Other - continued

Effective after the close of business on December 7, 2012, 25,355 shares of the Fund held by the Fidelity Advisor Freedom Funds were redeemed for cash and securities, with a value of $503,299. The Fidelity Advisor Freedom Funds' ownership in the Fund was reduced to 51%. The Fund did not recognize gain or loss for federal income tax purposes.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 95% of the dividends distributed during the fiscal year as amounts qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AGAII-UANN-0113
1.786688.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Growth Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	10.10%	-1.26%	5.39%
Class T (incl. 3.50% sales charge) C	12.54%	-0.99%	5.46%
Class B (incl. contingent deferred sales charge) A,C	10.94%	-1.24%	5.45%
Class C (incl. contingent deferred sales charge) B,C	14.98%	-0.82%	5.23%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to February 1, 2007, Fidelity Advisor® Growth Opportunities Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

20,000
17,500
15,000
12,500
10,000
9,000
8,000
$6,900
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Period Ending Values
$16,907 Fidelity Advisor Growth Opportunities Fund – Class A
$19,229 Russell 1000® Growth Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Steven Wymer, Lead Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.81%, 16.62%, 15.94% and 15.98%, respectively (excluding sales charges), outperforming the 14.92% gain of the Russell 1000® Growth Index. Relative performance was largely driven by positioning in the pharmaceuticals/biotechnology/life science group, which produced the top-two individual contributors, Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Amylin was acquired during the period and I sold the fund's position. Security selection in diversified financials provided a boost, led by a sizable position in credit card issuer Discover Financial Services. Strong stock picking in consumer durables/apparel helped, including homebuilder Lennar, yoga clothing manufacturer lululemon athletica and flooring retailer Lumber Liquidators. Several information technology stocks also contributed, despite the sector's overall drag on performance. Unfavorable positioning there, particularly in semiconductors and tech hardware/equipment, hurt, producing the three largest detractors: Cypress Semiconductor, graphics chipmaker NVIDIA and networking products manufacturer Riverbed Technology. Positioning in consumer staples detracted, especially by Herbalife, a direct seller of nutritional products. Elsewhere, a stake in retailer JCPenney lagged. A number of these stocks were not in the index.

Note to shareholders: Gopal Reddy was named Co-Portfolio Manager of the fund on October 1, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.29%
Actual		$ 1,000.00	$ 1,079.10	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.51
Class T	1.47%
Actual		$ 1,000.00	$ 1,078.10	$ 7.64
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.41
Class B	2.06%
Actual		$ 1,000.00	$ 1,074.90	$ 10.69
HypotheticalA		$ 1,000.00	$ 1,014.70	$ 10.38
Class C	2.03%
Actual		$ 1,000.00	$ 1,075.30	$ 10.53
HypotheticalA		$ 1,000.00	$ 1,014.85	$ 10.23
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,081.10	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.15	$ 4.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.9	9.4
Google, Inc. Class A	3.9	2.5
salesforce.com, Inc.	3.8	3.6
Regeneron Pharmaceuticals, Inc.	3.8	3.9
lululemon athletica, Inc.	2.9	2.6
Seattle Genetics, Inc.	1.8	1.5
QUALCOMM, Inc.	1.7	1.8
Red Hat, Inc.	1.6	1.8
Discover Financial Services	1.6	1.4
Silicon Laboratories, Inc.	1.5	1.3
	31.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.7	36.2
Consumer Discretionary	18.4	17.9
Health Care	17.7	18.4
Consumer Staples	9.0	8.3
Industrials	5.9	5.4
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 98.7%		Stocks 99.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	6.7%	** Foreign investments	5.8%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 0.2%
Tenneco, Inc. (a)	115,600	$ 3,707
Automobiles - 0.2%
Tesla Motors, Inc. (a)	114,800	3,883
Hotels, Restaurants & Leisure - 3.3%
Arcos Dorados Holdings, Inc. Class A (d)	222,600	2,727
BJ's Restaurants, Inc. (a)	183,100	6,278
Buffalo Wild Wings, Inc. (a)	34,900	2,528
Chipotle Mexican Grill, Inc. (a)	22,100	5,830
Chuys Holdings, Inc.	77,000	1,813
Dunkin' Brands Group, Inc.	163,600	5,206
Hyatt Hotels Corp. Class A (a)	69,700	2,544
Las Vegas Sands Corp.	175,092	8,168
McDonald's Corp.	135,600	11,803
Starbucks Corp.	233,800	12,127
Starwood Hotels & Resorts Worldwide, Inc.	134,900	7,279
The Cheesecake Factory, Inc.	64,300	2,198
		68,501
Household Durables - 2.3%
iRobot Corp. (a)(d)	52,400	987
Lennar Corp. Class A (d)	732,400	27,860
SodaStream International Ltd. (a)(d)	93,739	3,738
Tempur-Pedic International, Inc. (a)	28,954	772
Toll Brothers, Inc. (a)	358,700	11,421
Tupperware Brands Corp.	54,600	3,541
		48,319
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	108,200	27,272
Priceline.com, Inc. (a)	3,100	2,056
TripAdvisor, Inc.	132,600	5,064
		34,392
Media - 1.4%
Comcast Corp. Class A	93,800	3,487
DIRECTV (a)	139,100	6,913
DreamWorks Animation SKG, Inc. Class A (a)	50,200	860
IMAX Corp. (a)	414,800	8,980
Lions Gate Entertainment Corp. (a)(d)	241,100	3,949
The Walt Disney Co.	123,300	6,123
		30,312
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
JCPenney Co., Inc.	354,700	$ 6,363
Target Corp.	135,500	8,554
		14,917
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A	117,300	5,383
Bed Bath & Beyond, Inc. (a)	64,700	3,799
CarMax, Inc. (a)	59,000	2,139
DSW, Inc. Class A	50,100	3,408
Five Below, Inc.	2,100	78
Francescas Holdings Corp. (a)	169,800	4,420
Home Depot, Inc.	212,000	13,795
Lumber Liquidators Holdings, Inc. (a)(d)	396,300	21,273
Staples, Inc.	76,300	893
Ulta Salon, Cosmetics & Fragrance, Inc.	69,200	6,939
		62,127
Textiles, Apparel & Luxury Goods - 5.8%
Coach, Inc.	58,500	3,384
Fifth & Pacific Companies, Inc. (a)	146,100	1,761
Fossil, Inc. (a)	196,600	16,994
lululemon athletica, Inc. (a)	852,016	61,158
Michael Kors Holdings Ltd.	271,200	14,414
NIKE, Inc. Class B	75,200	7,330
Prada SpA	505,200	4,172
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	100,900	1,964
Steven Madden Ltd. (a)	166,800	7,424
Under Armour, Inc. Class A (sub. vtg.) (a)	48,600	2,519
		121,120
TOTAL CONSUMER DISCRETIONARY		387,278
CONSUMER STAPLES - 9.0%
Beverages - 1.9%
Monster Beverage Corp. (a)	62,500	3,253
PepsiCo, Inc.	174,500	12,252
The Coca-Cola Co.	632,900	24,000
		39,505
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	68,700	7,144
Drogasil SA	20,617	203
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Fresh Market, Inc. (a)	56,433	$ 2,925
Wal-Mart Stores, Inc.	227,080	16,354
Whole Foods Market, Inc.	99,400	9,280
		35,906
Food Products - 1.4%
Archer Daniels Midland Co.	38,200	1,020
Bunge Ltd.	56,400	4,126
Green Mountain Coffee Roasters, Inc. (a)(d)	569,700	20,891
Mead Johnson Nutrition Co. Class A	60,300	4,112
		30,149
Household Products - 0.5%
Procter & Gamble Co.	138,400	9,664
Personal Products - 1.2%
Avon Products, Inc.	96,142	1,341
Herbalife Ltd.	527,900	24,268
		25,609
Tobacco - 2.3%
Altria Group, Inc.	474,900	16,056
Lorillard, Inc.	37,400	4,531
Philip Morris International, Inc.	312,950	28,128
		48,715
TOTAL CONSUMER STAPLES		189,548
ENERGY - 4.1%
Energy Equipment & Services - 1.7%
FMC Technologies, Inc. (a)	73,240	2,993
Halliburton Co.	118,300	3,945
National Oilwell Varco, Inc.	83,988	5,736
Schlumberger Ltd.	318,100	22,782
		35,456
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.	74,200	5,431
Chesapeake Energy Corp. (d)	117,064	1,994
Concho Resources, Inc. (a)	55,100	4,422
Continental Resources, Inc. (a)	28,000	1,924
EOG Resources, Inc.	20,600	2,423
Hess Corp.	133,000	6,598
Noble Energy, Inc.	40,400	3,949
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	133,700	$ 10,056
Peabody Energy Corp.	118,100	2,965
Plains Exploration & Production Co. (a)	177,500	6,337
Valero Energy Corp.	159,500	5,145
		51,244
TOTAL ENERGY		86,700
FINANCIALS - 3.3%
Capital Markets - 0.4%
Charles Schwab Corp.	323,700	4,240
Goldman Sachs Group, Inc.	21,191	2,496
T. Rowe Price Group, Inc.	28,700	1,856
		8,592
Commercial Banks - 0.3%
Signature Bank (a)	30,300	2,126
Wells Fargo & Co.	125,000	4,126
		6,252
Consumer Finance - 1.6%
Discover Financial Services	806,233	33,547
Diversified Financial Services - 0.7%
Bank of America Corp.	161,400	1,591
BM&F Bovespa SA	765,958	4,603
CME Group, Inc.	22,000	1,216
JPMorgan Chase & Co.	175,200	7,197
		14,607
Real Estate Investment Trusts - 0.2%
Simon Property Group, Inc.	25,978	3,952
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	100,400	2,147
TOTAL FINANCIALS		69,097
HEALTH CARE - 17.7%
Biotechnology - 13.3%
Alexion Pharmaceuticals, Inc. (a)	79,200	7,605
Alkermes PLC (a)	1,017,000	19,638
Alnylam Pharmaceuticals, Inc. (a)	53,400	906
Amarin Corp. PLC ADR (a)(d)	265,000	3,289
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	201,400	$ 17,884
Biogen Idec, Inc. (a)	41,600	6,202
Celgene Corp. (a)	55,235	4,341
Cepheid, Inc. (a)	136,353	4,421
Exelixis, Inc. (a)(d)	2,162,111	10,573
Gilead Sciences, Inc. (a)	234,000	17,550
ImmunoGen, Inc. (a)(d)	1,444,451	18,330
Immunomedics, Inc. (a)(d)	1,385,487	4,420
InterMune, Inc. (a)	110,400	1,011
Ironwood Pharmaceuticals, Inc. Class A (a)	153,000	1,652
Isis Pharmaceuticals, Inc. (a)(d)	1,276,253	11,742
Lexicon Pharmaceuticals, Inc. (a)	8,920,106	15,343
Merrimack Pharmaceuticals, Inc.	215,300	1,537
Metabolix, Inc. (a)(d)	377,795	427
NPS Pharmaceuticals, Inc. (a)	293,270	3,000
Regeneron Pharmaceuticals, Inc. (a)	449,800	79,412
Rigel Pharmaceuticals, Inc. (a)	890,448	7,391
Seattle Genetics, Inc. (a)(d)	1,534,867	38,847
Transition Therapeutics, Inc. (a)	537,433	1,322
Transition Therapeutics, Inc. (e)	346,464	852
Vertex Pharmaceuticals, Inc. (a)	45,390	1,806
		279,501
Health Care Equipment & Supplies - 0.3%
Baxter International, Inc.	42,300	2,803
Cyberonics, Inc. (a)	79,700	4,120
		6,923
Health Care Providers & Services - 0.7%
Catamaran Corp. (a)	118,100	5,797
Express Scripts Holding Co. (a)	144,767	7,796
McKesson Corp.	20,900	1,974
		15,567
Health Care Technology - 0.1%
athenahealth, Inc. (a)	35,200	2,242
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)(d)	19,300	1,037
Pharmaceuticals - 3.2%
Abbott Laboratories	156,200	10,153
Allergan, Inc.	84,600	7,847
Auxilium Pharmaceuticals, Inc. (a)	134,600	2,576
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Bristol-Myers Squibb Co.	256,900	$ 8,383
Elan Corp. PLC sponsored ADR (a)	951,300	9,494
Johnson & Johnson	37,800	2,636
MAP Pharmaceuticals, Inc. (a)(d)	1,454,554	23,186
Questcor Pharmaceuticals, Inc.	90,600	2,351
		66,626
TOTAL HEALTH CARE		371,896
INDUSTRIALS - 5.9%
Aerospace & Defense - 0.8%
Honeywell International, Inc.	125,800	7,715
The Boeing Co.	132,500	9,842
		17,557
Air Freight & Logistics - 0.8%
FedEx Corp.	22,400	2,005
United Parcel Service, Inc. Class B	207,600	15,178
		17,183
Airlines - 0.5%
Southwest Airlines Co.	431,100	4,108
United Continental Holdings, Inc. (a)	345,900	6,994
		11,102
Construction & Engineering - 0.2%
Fluor Corp.	26,600	1,412
Quanta Services, Inc. (a)	90,259	2,334
		3,746
Electrical Equipment - 0.2%
Roper Industries, Inc.	38,800	4,327
Industrial Conglomerates - 1.1%
3M Co.	69,100	6,285
Danaher Corp.	236,400	12,759
General Electric Co.	147,600	3,119
		22,163
Machinery - 1.1%
Caterpillar, Inc.	151,500	12,914
Cummins, Inc.	29,400	2,886
Deere & Co.	58,100	4,883
ITT Corp.	24,100	539
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Rexnord Corp.	50,100	$ 1,071
Xylem, Inc.	63,000	1,644
		23,937
Professional Services - 0.1%
Nielsen Holdings B.V. (a)	76,000	2,152
Road & Rail - 1.1%
CSX Corp.	324,100	6,404
Union Pacific Corp.	133,800	16,428
		22,832
TOTAL INDUSTRIALS		124,999
INFORMATION TECHNOLOGY - 37.7%
Communications Equipment - 2.4%
F5 Networks, Inc. (a)	27,500	2,576
Infinera Corp. (a)(d)	1,307,681	7,297
Juniper Networks, Inc. (a)	65,500	1,178
Palo Alto Networks, Inc.	2,500	136
QUALCOMM, Inc.	552,665	35,161
Riverbed Technology, Inc. (a)	230,500	4,126
		50,474
Computers & Peripherals - 9.8%
3D Systems Corp. (a)(d)	23,800	1,064
Apple, Inc.	321,958	188,438
Fusion-io, Inc. (a)(d)	581,003	13,555
SanDisk Corp. (a)	49,200	1,924
Silicon Graphics International Corp. (a)(d)	147,734	1,239
Stratasys, Inc. (a)	15,500	1,162
		207,382
Electronic Equipment & Components - 0.1%
Corning, Inc.	66,000	807
Universal Display Corp. (a)	30,900	738
		1,545
Internet Software & Services - 6.1%
Akamai Technologies, Inc. (a)	64,800	2,373
Baidu.com, Inc. sponsored ADR (a)	41,600	4,006
Cornerstone OnDemand, Inc. (a)	140,000	3,926
eBay, Inc. (a)	257,100	13,580
Facebook, Inc. Class A	293,141	8,208
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Google, Inc. Class A (a)	118,065	$ 82,453
Rackspace Hosting, Inc. (a)	167,702	11,592
Web.com Group, Inc. (a)	125,300	1,893
		128,031
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A (a)	142,816	9,602
IBM Corp.	117,900	22,409
MasterCard, Inc. Class A	33,200	16,224
Visa, Inc. Class A	180,700	27,053
		75,288
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)(d)	127,900	281
Analog Devices, Inc.	24,000	974
Applied Materials, Inc.	192,700	2,068
Applied Micro Circuits Corp. (a)	1,146,300	7,829
Broadcom Corp. Class A	162,900	5,275
Cree, Inc. (a)(d)	792,000	25,590
Cypress Semiconductor Corp.	1,507,067	15,297
Intel Corp.	299,400	5,859
Mellanox Technologies Ltd. (a)	192,200	14,008
NVIDIA Corp.	2,546,530	30,507
Rambus, Inc. (a)	1,441,100	7,047
Silicon Laboratories, Inc. (a)	759,300	31,754
Skyworks Solutions, Inc. (a)	48,300	1,094
Xilinx, Inc.	60,800	2,107
		149,690
Software - 8.6%
Citrix Systems, Inc. (a)	46,000	2,813
Infoblox, Inc.	7,200	137
Microsoft Corp.	836,400	22,265
NetSuite, Inc. (a)	133,800	7,977
Oracle Corp.	338,200	10,856
Proofpoint, Inc.	5,800	64
QLIK Technologies, Inc. (a)	335,374	6,500
Red Hat, Inc. (a)	700,230	34,591
salesforce.com, Inc. (a)	505,900	79,765
ServiceNow, Inc.	39,300	1,282
SolarWinds, Inc. (a)	94,700	5,306
Solera Holdings, Inc.	20,900	1,082
Splunk, Inc.	34,600	1,045
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TiVo, Inc. (a)	262,000	$ 3,065
VMware, Inc. Class A (a)	29,400	2,674
Workday, Inc.	27,400	1,373
		180,795
TOTAL INFORMATION TECHNOLOGY		793,205
MATERIALS - 1.9%
Chemicals - 1.8%
CF Industries Holdings, Inc.	9,200	1,969
E.I. du Pont de Nemours & Co.	119,400	5,151
Monsanto Co.	330,000	30,225
		37,345
Metals & Mining - 0.1%
Nucor Corp.	76,800	3,163
TOTAL MATERIALS		40,508
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	200,100	8,828
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	920,700	5,276
TOTAL TELECOMMUNICATION SERVICES		14,104
TOTAL COMMON STOCKS (Cost $1,611,538)		2,077,335
Money Market Funds - 4.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	25,726,144	$ 25,726
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	70,983,738	70,984
TOTAL MONEY MARKET FUNDS (Cost $96,710)		96,710
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,708,248)		2,174,045
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(69,270)
NET ASSETS - 100%		$ 2,104,775
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $852,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Transition Therapeutics, Inc.	11/21/11	$ 468
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 36
Fidelity Securities Lending Cash Central Fund	1,575
Total	$ 1,611
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $68,081) - See accompanying schedule: Unaffiliated issuers (cost $1,611,538)	$ 2,077,335
Fidelity Central Funds (cost $96,710)	96,710
Total Investments (cost $1,708,248)		$ 2,174,045
Receivable for investments sold		1,499
Receivable for fund shares sold		4,296
Dividends receivable		1,928
Distributions receivable from Fidelity Central Funds		75
Prepaid expenses		7
Other receivables		148
Total assets		2,181,998

Liabilities
Payable for investments purchased	$ 54
Payable for fund shares redeemed	3,683
Accrued management fee	1,227
Distribution and service plan fees payable	622
Other affiliated payables	451
Other payables and accrued expenses	202
Collateral on securities loaned, at value	70,984
Total liabilities		77,223

Net Assets		$ 2,104,775
Net Assets consist of:
Paid in capital		$ 2,061,494
Accumulated net investment loss		(6,762)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(415,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		465,796
Net Assets		$ 2,104,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($359,155 ÷ 8,687.6 shares)	$ 41.34

Maximum offering price per share (100/94.25 of $41.34)	$ 43.86
Class T: Net Asset Value and redemption price per share ($1,186,831 ÷ 28,571.0 shares)	$ 41.54

Maximum offering price per share (100/96.50 of $41.54)	$ 43.05
Class B: Net Asset Value and offering price per share ($13,209 ÷ 342.0 shares)A	$ 38.62

Class C: Net Asset Value and offering price per share ($70,527 ÷ 1,816.5 shares)A	$ 38.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($475,053 ÷ 11,064.1 shares)	$ 42.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 17,734
Income from Fidelity Central Funds (including $1,575 from security lending)		1,611
Total income		19,345

Expenses
Management fee Basic fee	$ 10,751
Performance adjustment	3,147
Transfer agent fees	4,414
Distribution and service plan fees	7,497
Accounting and security lending fees	608
Custodian fees and expenses	65
Independent trustees' compensation	13
Registration fees	105
Audit	59
Legal	9
Miscellaneous	18
Total expenses before reductions	26,686
Expense reductions	(123)	26,563
Net investment income (loss)		(7,218)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	165,979
Foreign currency transactions	(11)
Total net realized gain (loss)		165,968
Change in net unrealized appreciation (depreciation) on: Investment securities	117,911
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		117,910
Net gain (loss)		283,878
Net increase (decrease) in net assets resulting from operations		$ 276,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,218)	$ (5,711)
Net realized gain (loss)	165,968	181,541
Change in net unrealized appreciation (depreciation)	117,910	(35,303)
Net increase (decrease) in net assets resulting from operations	276,660	140,527
Share transactions - net increase (decrease)	182,997	(52,964)
Total increase (decrease) in net assets	459,657	87,563

Net Assets
Beginning of period	1,645,118	1,557,555
End of period (including accumulated net investment loss of $6,762 and accumulated net investment loss of $137, respectively)	$ 2,104,775	$ 1,645,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 32.30	$ 26.30	$ 18.92	$ 41.72
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	- H	.10	(.02)
Net realized and unrealized gain (loss)	6.06	3.17	6.13	7.28	(22.78)
Total from investment operations	5.95	3.09	6.13	7.38	(22.80)
Distributions from net investment income	-	-	(.11)	-	-
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	-	-	(.13)	-	-
Net asset value, end of period	$ 41.34	$ 35.39	$ 32.30	$ 26.30	$ 18.92
Total Return A, B	16.81%	9.57%	23.42%	39.01%	(54.65)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.08%	.90%	.80%	1.08%
Expenses net of fee waivers, if any	1.29%	1.08%	.90%	.80%	1.08%
Expenses net of all reductions	1.29%	1.07%	.90%	.80%	1.08%
Net investment income (loss)	(.29)%	(.23)%	-% F	.45%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 359	$ 267	$ 255	$ 236	$ 192
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 35.62	$ 32.58	$ 26.52	$ 19.12	$ 42.24
Income from Investment Operations
Net investment income (loss) C	(.19)	(.15)	(.06)	.05	(.08)
Net realized and unrealized gain (loss)	6.11	3.19	6.19	7.35	(23.04)
Total from investment operations	5.92	3.04	6.13	7.40	(23.12)
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	-	-	(.07)	-	-
Net asset value, end of period	$ 41.54	$ 35.62	$ 32.58	$ 26.52	$ 19.12
Total Return A, B	16.62%	9.33%	23.18%	38.70%	(54.73)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.25%	1.10%	1.03%	1.27%
Expenses net of fee waivers, if any	1.48%	1.25%	1.10%	1.03%	1.27%
Expenses net of all reductions	1.48%	1.25%	1.09%	1.02%	1.26%
Net investment income (loss)	(.48)%	(.40)%	(.20)%	.23%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,187	$ 1,102	$ 1,126	$ 1,051	$ 876
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 33.31	$ 30.64	$ 25.01	$ 18.13	$ 40.28
Income from Investment Operations
Net investment income (loss) C	(.39)	(.33)	(.21)	(.06)	(.26)
Net realized and unrealized gain (loss)	5.70	3.00	5.84	6.94	(21.89)
Total from investment operations	5.31	2.67	5.63	6.88	(22.15)
Net asset value, end of period	$ 38.62	$ 33.31	$ 30.64	$ 25.01	$ 18.13
Total Return A, B	15.94%	8.71%	22.51%	37.95%	(54.99)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	1.83%	1.66%	1.56%	1.83%
Expenses net of fee waivers, if any	2.05%	1.83%	1.66%	1.56%	1.83%
Expenses net of all reductions	2.05%	1.83%	1.65%	1.55%	1.82%
Net investment income (loss)	(1.05)%	(.98)%	(.76)%	(.30)%	(.80)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 14	$ 18	$ 21	$ 20
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 30.79	$ 25.14	$ 18.22	$ 40.47
Income from Investment Operations
Net investment income (loss) C	(.38)	(.33)	(.21)	(.06)	(.26)
Net realized and unrealized gain (loss)	5.73	3.02	5.86	6.98	(21.99)
Total from investment operations	5.35	2.69	5.65	6.92	(22.25)
Net asset value, end of period	$ 38.83	$ 33.48	$ 30.79	$ 25.14	$ 18.22
Total Return A, B	15.98%	8.74%	22.47%	37.98%	(54.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.04%	1.82%	1.65%	1.56%	1.83%
Expenses net of fee waivers, if any	2.03%	1.82%	1.65%	1.56%	1.83%
Expenses net of all reductions	2.02%	1.82%	1.65%	1.55%	1.83%
Net investment income (loss)	(1.02)%	(.97)%	(.75)%	(.30)%	(.80)%
Supplemental Data
Net assets, end of period (in millions)	$ 71	$ 47	$ 41	$ 37	$ 30
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.63	$ 33.33	$ 27.11	$ 19.43	$ 42.70
Income from Investment Operations
Net investment income (loss) B	.01	.05	.10	.17	.12
Net realized and unrealized gain (loss)	6.30	3.25	6.33	7.51	(23.39)
Total from investment operations	6.31	3.30	6.43	7.68	(23.27)
Distributions from net investment income	-	-	(.19)	-	-
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	-	-	(.21)	-	-
Net asset value, end of period	$ 42.94	$ 36.63	$ 33.33	$ 27.11	$ 19.43
Total Return A	17.23%	9.90%	23.86%	39.53%	(54.50)%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	.72%	.57%	.46%	.70%
Expenses net of fee waivers, if any	.97%	.72%	.57%	.46%	.70%
Expenses net of all reductions	.97%	.72%	.56%	.46%	.70%
Net investment income (loss)	.04%	.13%	.33%	.79%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 475	$ 215	$ 118	$ 26	$ 31
Portfolio turnover rate D	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 618,347
Gross unrealized depreciation	(155,048)
Net unrealized appreciation (depreciation) on securities and other investments	$ 463,299

Tax Cost	$ 1,710,746

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (413,255)
Net unrealized appreciation (depreciation)	$ 463,298

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (413,255)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

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3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $805,104 and $648,119, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 806	$ 19
Class T	.25%	.25%	5,954	82
Class B	.75%	.25%	136	102
Class C	.75%	.25%	601	125
			$ 7,497	$ 328

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 90
Class T	35
Class B*	12
Class C*	8
$ 145

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 930.29
Class T	2,578.22
Class B	41.30
Class C	165.27
Institutional Class	700.20
	$ 4,414

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,854.32%		$ -*

* Amount represents three hundred ten dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit - continued

fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,068. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $62 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 39
Class T	1.50%	34
Class B	2.00%	2
Class C	2.00%	7
		$ 82

Effective February 1, 2012 the expense limitations were discontinued.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	3,450	1,372	$ 139,006	$ 48,809
Shares redeemed	(2,315)	(1,703)	(91,797)	(60,174)
Net increase (decrease)	1,135	(331)	$ 47,209	$ (11,365)
Class T
Shares sold	3,463	3,247	$ 139,248	$ 116,248
Shares redeemed	(5,834)	(6,879)	(232,825)	(246,776)
Net increase (decrease)	(2,371)	(3,632)	$ (93,577)	$ (130,528)
Class B
Shares sold	58	16	$ 2,241	$ 504
Shares redeemed	(126)	(196)	(4,712)	(6,602)
Net increase (decrease)	(68)	(180)	$ (2,471)	$ (6,098)
Class C
Shares sold	834	366	$ 31,589	$ 12,444
Shares redeemed	(408)	(298)	(15,301)	(9,922)
Net increase (decrease)	426	68	$ 16,288	$ 2,522

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Institutional Class
Shares sold	8,961	5,313	$ 367,678	$ 196,519
Shares redeemed	(3,778)	(2,962)	(152,130)	(104,014)
Net increase (decrease)	5,183	2,351	$ 215,548	$ 92,505

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2010 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

GO-UANN-0113
1.786689.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	17.23%	0.26%	6.41%

A Prior to February 1, 2007, Fidelity Advisor® Growth Opportunities Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

20,000
18,000
16,000
14,000
12,000
10,000
9,000
$8,300
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Period Ending Values

$17,167 Fidelity Advisor® Growth & Income Fund - Institutional Class

$18,523 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Steven Wymer, Lead Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the year, the fund's Institutional Class shares returned 17.23%, outperforming the 14.92% gain of the Russell 1000® Growth Index. Relative performance was largely driven by positioning in the pharmaceuticals/biotechnology/life science group, which produced the top-two individual contributors, Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Amylin was acquired during the period and I sold the fund's position. Security selection in diversified financials provided a boost, led by a sizable position in credit card issuer Discover Financial Services. Strong stock picking in consumer durables/apparel helped, including homebuilder Lennar, yoga clothing manufacturer lululemon athletica and flooring retailer Lumber Liquidators. Several information technology stocks also contributed, despite the sector's overall drag on performance. Unfavorable positioning there, particularly in semiconductors and tech hardware/equipment, hurt, producing the three largest detractors: Cypress Semiconductor, graphics chipmaker NVIDIA and networking products manufacturer Riverbed Technology. Positioning in consumer staples detracted, especially by Herbalife, a direct seller of nutritional products. Elsewhere, a stake in retailer JCPenney lagged. A number of these stocks were not in the index.

Note to shareholders: Gopal Reddy was named Co-Portfolio Manager of the fund on October 1, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.29%
Actual		$ 1,000.00	$ 1,079.10	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.51
Class T	1.47%
Actual		$ 1,000.00	$ 1,078.10	$ 7.64
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.41
Class B	2.06%
Actual		$ 1,000.00	$ 1,074.90	$ 10.69
HypotheticalA		$ 1,000.00	$ 1,014.70	$ 10.38
Class C	2.03%
Actual		$ 1,000.00	$ 1,075.30	$ 10.53
HypotheticalA		$ 1,000.00	$ 1,014.85	$ 10.23
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,081.10	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.15	$ 4.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.9	9.4
Google, Inc. Class A	3.9	2.5
salesforce.com, Inc.	3.8	3.6
Regeneron Pharmaceuticals, Inc.	3.8	3.9
lululemon athletica, Inc.	2.9	2.6
Seattle Genetics, Inc.	1.8	1.5
QUALCOMM, Inc.	1.7	1.8
Red Hat, Inc.	1.6	1.8
Discover Financial Services	1.6	1.4
Silicon Laboratories, Inc.	1.5	1.3
	31.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.7	36.2
Consumer Discretionary	18.4	17.9
Health Care	17.7	18.4
Consumer Staples	9.0	8.3
Industrials	5.9	5.4
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 98.7%		Stocks 99.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	6.7%	** Foreign investments	5.8%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 0.2%
Tenneco, Inc. (a)	115,600	$ 3,707
Automobiles - 0.2%
Tesla Motors, Inc. (a)	114,800	3,883
Hotels, Restaurants & Leisure - 3.3%
Arcos Dorados Holdings, Inc. Class A (d)	222,600	2,727
BJ's Restaurants, Inc. (a)	183,100	6,278
Buffalo Wild Wings, Inc. (a)	34,900	2,528
Chipotle Mexican Grill, Inc. (a)	22,100	5,830
Chuys Holdings, Inc.	77,000	1,813
Dunkin' Brands Group, Inc.	163,600	5,206
Hyatt Hotels Corp. Class A (a)	69,700	2,544
Las Vegas Sands Corp.	175,092	8,168
McDonald's Corp.	135,600	11,803
Starbucks Corp.	233,800	12,127
Starwood Hotels & Resorts Worldwide, Inc.	134,900	7,279
The Cheesecake Factory, Inc.	64,300	2,198
		68,501
Household Durables - 2.3%
iRobot Corp. (a)(d)	52,400	987
Lennar Corp. Class A (d)	732,400	27,860
SodaStream International Ltd. (a)(d)	93,739	3,738
Tempur-Pedic International, Inc. (a)	28,954	772
Toll Brothers, Inc. (a)	358,700	11,421
Tupperware Brands Corp.	54,600	3,541
		48,319
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	108,200	27,272
Priceline.com, Inc. (a)	3,100	2,056
TripAdvisor, Inc.	132,600	5,064
		34,392
Media - 1.4%
Comcast Corp. Class A	93,800	3,487
DIRECTV (a)	139,100	6,913
DreamWorks Animation SKG, Inc. Class A (a)	50,200	860
IMAX Corp. (a)	414,800	8,980
Lions Gate Entertainment Corp. (a)(d)	241,100	3,949
The Walt Disney Co.	123,300	6,123
		30,312
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
JCPenney Co., Inc.	354,700	$ 6,363
Target Corp.	135,500	8,554
		14,917
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A	117,300	5,383
Bed Bath & Beyond, Inc. (a)	64,700	3,799
CarMax, Inc. (a)	59,000	2,139
DSW, Inc. Class A	50,100	3,408
Five Below, Inc.	2,100	78
Francescas Holdings Corp. (a)	169,800	4,420
Home Depot, Inc.	212,000	13,795
Lumber Liquidators Holdings, Inc. (a)(d)	396,300	21,273
Staples, Inc.	76,300	893
Ulta Salon, Cosmetics & Fragrance, Inc.	69,200	6,939
		62,127
Textiles, Apparel & Luxury Goods - 5.8%
Coach, Inc.	58,500	3,384
Fifth & Pacific Companies, Inc. (a)	146,100	1,761
Fossil, Inc. (a)	196,600	16,994
lululemon athletica, Inc. (a)	852,016	61,158
Michael Kors Holdings Ltd.	271,200	14,414
NIKE, Inc. Class B	75,200	7,330
Prada SpA	505,200	4,172
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	100,900	1,964
Steven Madden Ltd. (a)	166,800	7,424
Under Armour, Inc. Class A (sub. vtg.) (a)	48,600	2,519
		121,120
TOTAL CONSUMER DISCRETIONARY		387,278
CONSUMER STAPLES - 9.0%
Beverages - 1.9%
Monster Beverage Corp. (a)	62,500	3,253
PepsiCo, Inc.	174,500	12,252
The Coca-Cola Co.	632,900	24,000
		39,505
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	68,700	7,144
Drogasil SA	20,617	203
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Fresh Market, Inc. (a)	56,433	$ 2,925
Wal-Mart Stores, Inc.	227,080	16,354
Whole Foods Market, Inc.	99,400	9,280
		35,906
Food Products - 1.4%
Archer Daniels Midland Co.	38,200	1,020
Bunge Ltd.	56,400	4,126
Green Mountain Coffee Roasters, Inc. (a)(d)	569,700	20,891
Mead Johnson Nutrition Co. Class A	60,300	4,112
		30,149
Household Products - 0.5%
Procter & Gamble Co.	138,400	9,664
Personal Products - 1.2%
Avon Products, Inc.	96,142	1,341
Herbalife Ltd.	527,900	24,268
		25,609
Tobacco - 2.3%
Altria Group, Inc.	474,900	16,056
Lorillard, Inc.	37,400	4,531
Philip Morris International, Inc.	312,950	28,128
		48,715
TOTAL CONSUMER STAPLES		189,548
ENERGY - 4.1%
Energy Equipment & Services - 1.7%
FMC Technologies, Inc. (a)	73,240	2,993
Halliburton Co.	118,300	3,945
National Oilwell Varco, Inc.	83,988	5,736
Schlumberger Ltd.	318,100	22,782
		35,456
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.	74,200	5,431
Chesapeake Energy Corp. (d)	117,064	1,994
Concho Resources, Inc. (a)	55,100	4,422
Continental Resources, Inc. (a)	28,000	1,924
EOG Resources, Inc.	20,600	2,423
Hess Corp.	133,000	6,598
Noble Energy, Inc.	40,400	3,949
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	133,700	$ 10,056
Peabody Energy Corp.	118,100	2,965
Plains Exploration & Production Co. (a)	177,500	6,337
Valero Energy Corp.	159,500	5,145
		51,244
TOTAL ENERGY		86,700
FINANCIALS - 3.3%
Capital Markets - 0.4%
Charles Schwab Corp.	323,700	4,240
Goldman Sachs Group, Inc.	21,191	2,496
T. Rowe Price Group, Inc.	28,700	1,856
		8,592
Commercial Banks - 0.3%
Signature Bank (a)	30,300	2,126
Wells Fargo & Co.	125,000	4,126
		6,252
Consumer Finance - 1.6%
Discover Financial Services	806,233	33,547
Diversified Financial Services - 0.7%
Bank of America Corp.	161,400	1,591
BM&F Bovespa SA	765,958	4,603
CME Group, Inc.	22,000	1,216
JPMorgan Chase & Co.	175,200	7,197
		14,607
Real Estate Investment Trusts - 0.2%
Simon Property Group, Inc.	25,978	3,952
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	100,400	2,147
TOTAL FINANCIALS		69,097
HEALTH CARE - 17.7%
Biotechnology - 13.3%
Alexion Pharmaceuticals, Inc. (a)	79,200	7,605
Alkermes PLC (a)	1,017,000	19,638
Alnylam Pharmaceuticals, Inc. (a)	53,400	906
Amarin Corp. PLC ADR (a)(d)	265,000	3,289
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	201,400	$ 17,884
Biogen Idec, Inc. (a)	41,600	6,202
Celgene Corp. (a)	55,235	4,341
Cepheid, Inc. (a)	136,353	4,421
Exelixis, Inc. (a)(d)	2,162,111	10,573
Gilead Sciences, Inc. (a)	234,000	17,550
ImmunoGen, Inc. (a)(d)	1,444,451	18,330
Immunomedics, Inc. (a)(d)	1,385,487	4,420
InterMune, Inc. (a)	110,400	1,011
Ironwood Pharmaceuticals, Inc. Class A (a)	153,000	1,652
Isis Pharmaceuticals, Inc. (a)(d)	1,276,253	11,742
Lexicon Pharmaceuticals, Inc. (a)	8,920,106	15,343
Merrimack Pharmaceuticals, Inc.	215,300	1,537
Metabolix, Inc. (a)(d)	377,795	427
NPS Pharmaceuticals, Inc. (a)	293,270	3,000
Regeneron Pharmaceuticals, Inc. (a)	449,800	79,412
Rigel Pharmaceuticals, Inc. (a)	890,448	7,391
Seattle Genetics, Inc. (a)(d)	1,534,867	38,847
Transition Therapeutics, Inc. (a)	537,433	1,322
Transition Therapeutics, Inc. (e)	346,464	852
Vertex Pharmaceuticals, Inc. (a)	45,390	1,806
		279,501
Health Care Equipment & Supplies - 0.3%
Baxter International, Inc.	42,300	2,803
Cyberonics, Inc. (a)	79,700	4,120
		6,923
Health Care Providers & Services - 0.7%
Catamaran Corp. (a)	118,100	5,797
Express Scripts Holding Co. (a)	144,767	7,796
McKesson Corp.	20,900	1,974
		15,567
Health Care Technology - 0.1%
athenahealth, Inc. (a)	35,200	2,242
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)(d)	19,300	1,037
Pharmaceuticals - 3.2%
Abbott Laboratories	156,200	10,153
Allergan, Inc.	84,600	7,847
Auxilium Pharmaceuticals, Inc. (a)	134,600	2,576
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Bristol-Myers Squibb Co.	256,900	$ 8,383
Elan Corp. PLC sponsored ADR (a)	951,300	9,494
Johnson & Johnson	37,800	2,636
MAP Pharmaceuticals, Inc. (a)(d)	1,454,554	23,186
Questcor Pharmaceuticals, Inc.	90,600	2,351
		66,626
TOTAL HEALTH CARE		371,896
INDUSTRIALS - 5.9%
Aerospace & Defense - 0.8%
Honeywell International, Inc.	125,800	7,715
The Boeing Co.	132,500	9,842
		17,557
Air Freight & Logistics - 0.8%
FedEx Corp.	22,400	2,005
United Parcel Service, Inc. Class B	207,600	15,178
		17,183
Airlines - 0.5%
Southwest Airlines Co.	431,100	4,108
United Continental Holdings, Inc. (a)	345,900	6,994
		11,102
Construction & Engineering - 0.2%
Fluor Corp.	26,600	1,412
Quanta Services, Inc. (a)	90,259	2,334
		3,746
Electrical Equipment - 0.2%
Roper Industries, Inc.	38,800	4,327
Industrial Conglomerates - 1.1%
3M Co.	69,100	6,285
Danaher Corp.	236,400	12,759
General Electric Co.	147,600	3,119
		22,163
Machinery - 1.1%
Caterpillar, Inc.	151,500	12,914
Cummins, Inc.	29,400	2,886
Deere & Co.	58,100	4,883
ITT Corp.	24,100	539
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Rexnord Corp.	50,100	$ 1,071
Xylem, Inc.	63,000	1,644
		23,937
Professional Services - 0.1%
Nielsen Holdings B.V. (a)	76,000	2,152
Road & Rail - 1.1%
CSX Corp.	324,100	6,404
Union Pacific Corp.	133,800	16,428
		22,832
TOTAL INDUSTRIALS		124,999
INFORMATION TECHNOLOGY - 37.7%
Communications Equipment - 2.4%
F5 Networks, Inc. (a)	27,500	2,576
Infinera Corp. (a)(d)	1,307,681	7,297
Juniper Networks, Inc. (a)	65,500	1,178
Palo Alto Networks, Inc.	2,500	136
QUALCOMM, Inc.	552,665	35,161
Riverbed Technology, Inc. (a)	230,500	4,126
		50,474
Computers & Peripherals - 9.8%
3D Systems Corp. (a)(d)	23,800	1,064
Apple, Inc.	321,958	188,438
Fusion-io, Inc. (a)(d)	581,003	13,555
SanDisk Corp. (a)	49,200	1,924
Silicon Graphics International Corp. (a)(d)	147,734	1,239
Stratasys, Inc. (a)	15,500	1,162
		207,382
Electronic Equipment & Components - 0.1%
Corning, Inc.	66,000	807
Universal Display Corp. (a)	30,900	738
		1,545
Internet Software & Services - 6.1%
Akamai Technologies, Inc. (a)	64,800	2,373
Baidu.com, Inc. sponsored ADR (a)	41,600	4,006
Cornerstone OnDemand, Inc. (a)	140,000	3,926
eBay, Inc. (a)	257,100	13,580
Facebook, Inc. Class A	293,141	8,208
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Google, Inc. Class A (a)	118,065	$ 82,453
Rackspace Hosting, Inc. (a)	167,702	11,592
Web.com Group, Inc. (a)	125,300	1,893
		128,031
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A (a)	142,816	9,602
IBM Corp.	117,900	22,409
MasterCard, Inc. Class A	33,200	16,224
Visa, Inc. Class A	180,700	27,053
		75,288
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)(d)	127,900	281
Analog Devices, Inc.	24,000	974
Applied Materials, Inc.	192,700	2,068
Applied Micro Circuits Corp. (a)	1,146,300	7,829
Broadcom Corp. Class A	162,900	5,275
Cree, Inc. (a)(d)	792,000	25,590
Cypress Semiconductor Corp.	1,507,067	15,297
Intel Corp.	299,400	5,859
Mellanox Technologies Ltd. (a)	192,200	14,008
NVIDIA Corp.	2,546,530	30,507
Rambus, Inc. (a)	1,441,100	7,047
Silicon Laboratories, Inc. (a)	759,300	31,754
Skyworks Solutions, Inc. (a)	48,300	1,094
Xilinx, Inc.	60,800	2,107
		149,690
Software - 8.6%
Citrix Systems, Inc. (a)	46,000	2,813
Infoblox, Inc.	7,200	137
Microsoft Corp.	836,400	22,265
NetSuite, Inc. (a)	133,800	7,977
Oracle Corp.	338,200	10,856
Proofpoint, Inc.	5,800	64
QLIK Technologies, Inc. (a)	335,374	6,500
Red Hat, Inc. (a)	700,230	34,591
salesforce.com, Inc. (a)	505,900	79,765
ServiceNow, Inc.	39,300	1,282
SolarWinds, Inc. (a)	94,700	5,306
Solera Holdings, Inc.	20,900	1,082
Splunk, Inc.	34,600	1,045
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TiVo, Inc. (a)	262,000	$ 3,065
VMware, Inc. Class A (a)	29,400	2,674
Workday, Inc.	27,400	1,373
		180,795
TOTAL INFORMATION TECHNOLOGY		793,205
MATERIALS - 1.9%
Chemicals - 1.8%
CF Industries Holdings, Inc.	9,200	1,969
E.I. du Pont de Nemours & Co.	119,400	5,151
Monsanto Co.	330,000	30,225
		37,345
Metals & Mining - 0.1%
Nucor Corp.	76,800	3,163
TOTAL MATERIALS		40,508
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	200,100	8,828
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	920,700	5,276
TOTAL TELECOMMUNICATION SERVICES		14,104
TOTAL COMMON STOCKS (Cost $1,611,538)		2,077,335
Money Market Funds - 4.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	25,726,144	$ 25,726
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	70,983,738	70,984
TOTAL MONEY MARKET FUNDS (Cost $96,710)		96,710
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,708,248)		2,174,045
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(69,270)
NET ASSETS - 100%		$ 2,104,775
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $852,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Transition Therapeutics, Inc.	11/21/11	$ 468
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 36
Fidelity Securities Lending Cash Central Fund	1,575
Total	$ 1,611
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $68,081) - See accompanying schedule: Unaffiliated issuers (cost $1,611,538)	$ 2,077,335
Fidelity Central Funds (cost $96,710)	96,710
Total Investments (cost $1,708,248)		$ 2,174,045
Receivable for investments sold		1,499
Receivable for fund shares sold		4,296
Dividends receivable		1,928
Distributions receivable from Fidelity Central Funds		75
Prepaid expenses		7
Other receivables		148
Total assets		2,181,998

Liabilities
Payable for investments purchased	$ 54
Payable for fund shares redeemed	3,683
Accrued management fee	1,227
Distribution and service plan fees payable	622
Other affiliated payables	451
Other payables and accrued expenses	202
Collateral on securities loaned, at value	70,984
Total liabilities		77,223

Net Assets		$ 2,104,775
Net Assets consist of:
Paid in capital		$ 2,061,494
Accumulated net investment loss		(6,762)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(415,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		465,796
Net Assets		$ 2,104,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($359,155 ÷ 8,687.6 shares)	$ 41.34

Maximum offering price per share (100/94.25 of $41.34)	$ 43.86
Class T: Net Asset Value and redemption price per share ($1,186,831 ÷ 28,571.0 shares)	$ 41.54

Maximum offering price per share (100/96.50 of $41.54)	$ 43.05
Class B: Net Asset Value and offering price per share ($13,209 ÷ 342.0 shares)A	$ 38.62

Class C: Net Asset Value and offering price per share ($70,527 ÷ 1,816.5 shares)A	$ 38.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($475,053 ÷ 11,064.1 shares)	$ 42.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 17,734
Income from Fidelity Central Funds (including $1,575 from security lending)		1,611
Total income		19,345

Expenses
Management fee Basic fee	$ 10,751
Performance adjustment	3,147
Transfer agent fees	4,414
Distribution and service plan fees	7,497
Accounting and security lending fees	608
Custodian fees and expenses	65
Independent trustees' compensation	13
Registration fees	105
Audit	59
Legal	9
Miscellaneous	18
Total expenses before reductions	26,686
Expense reductions	(123)	26,563
Net investment income (loss)		(7,218)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	165,979
Foreign currency transactions	(11)
Total net realized gain (loss)		165,968
Change in net unrealized appreciation (depreciation) on: Investment securities	117,911
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		117,910
Net gain (loss)		283,878
Net increase (decrease) in net assets resulting from operations		$ 276,660

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,218)	$ (5,711)
Net realized gain (loss)	165,968	181,541
Change in net unrealized appreciation (depreciation)	117,910	(35,303)
Net increase (decrease) in net assets resulting from operations	276,660	140,527
Share transactions - net increase (decrease)	182,997	(52,964)
Total increase (decrease) in net assets	459,657	87,563

Net Assets
Beginning of period	1,645,118	1,557,555
End of period (including accumulated net investment loss of $6,762 and accumulated net investment loss of $137, respectively)	$ 2,104,775	$ 1,645,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 32.30	$ 26.30	$ 18.92	$ 41.72
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	- H	.10	(.02)
Net realized and unrealized gain (loss)	6.06	3.17	6.13	7.28	(22.78)
Total from investment operations	5.95	3.09	6.13	7.38	(22.80)
Distributions from net investment income	-	-	(.11)	-	-
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	-	-	(.13)	-	-
Net asset value, end of period	$ 41.34	$ 35.39	$ 32.30	$ 26.30	$ 18.92
Total Return A, B	16.81%	9.57%	23.42%	39.01%	(54.65)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.08%	.90%	.80%	1.08%
Expenses net of fee waivers, if any	1.29%	1.08%	.90%	.80%	1.08%
Expenses net of all reductions	1.29%	1.07%	.90%	.80%	1.08%
Net investment income (loss)	(.29)%	(.23)%	-% F	.45%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 359	$ 267	$ 255	$ 236	$ 192
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 35.62	$ 32.58	$ 26.52	$ 19.12	$ 42.24
Income from Investment Operations
Net investment income (loss) C	(.19)	(.15)	(.06)	.05	(.08)
Net realized and unrealized gain (loss)	6.11	3.19	6.19	7.35	(23.04)
Total from investment operations	5.92	3.04	6.13	7.40	(23.12)
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	-	-	(.07)	-	-
Net asset value, end of period	$ 41.54	$ 35.62	$ 32.58	$ 26.52	$ 19.12
Total Return A, B	16.62%	9.33%	23.18%	38.70%	(54.73)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.25%	1.10%	1.03%	1.27%
Expenses net of fee waivers, if any	1.48%	1.25%	1.10%	1.03%	1.27%
Expenses net of all reductions	1.48%	1.25%	1.09%	1.02%	1.26%
Net investment income (loss)	(.48)%	(.40)%	(.20)%	.23%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,187	$ 1,102	$ 1,126	$ 1,051	$ 876
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 33.31	$ 30.64	$ 25.01	$ 18.13	$ 40.28
Income from Investment Operations
Net investment income (loss) C	(.39)	(.33)	(.21)	(.06)	(.26)
Net realized and unrealized gain (loss)	5.70	3.00	5.84	6.94	(21.89)
Total from investment operations	5.31	2.67	5.63	6.88	(22.15)
Net asset value, end of period	$ 38.62	$ 33.31	$ 30.64	$ 25.01	$ 18.13
Total Return A, B	15.94%	8.71%	22.51%	37.95%	(54.99)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	1.83%	1.66%	1.56%	1.83%
Expenses net of fee waivers, if any	2.05%	1.83%	1.66%	1.56%	1.83%
Expenses net of all reductions	2.05%	1.83%	1.65%	1.55%	1.82%
Net investment income (loss)	(1.05)%	(.98)%	(.76)%	(.30)%	(.80)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 14	$ 18	$ 21	$ 20
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 33.48	$ 30.79	$ 25.14	$ 18.22	$ 40.47
Income from Investment Operations
Net investment income (loss) C	(.38)	(.33)	(.21)	(.06)	(.26)
Net realized and unrealized gain (loss)	5.73	3.02	5.86	6.98	(21.99)
Total from investment operations	5.35	2.69	5.65	6.92	(22.25)
Net asset value, end of period	$ 38.83	$ 33.48	$ 30.79	$ 25.14	$ 18.22
Total Return A, B	15.98%	8.74%	22.47%	37.98%	(54.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.04%	1.82%	1.65%	1.56%	1.83%
Expenses net of fee waivers, if any	2.03%	1.82%	1.65%	1.56%	1.83%
Expenses net of all reductions	2.02%	1.82%	1.65%	1.55%	1.83%
Net investment income (loss)	(1.02)%	(.97)%	(.75)%	(.30)%	(.80)%
Supplemental Data
Net assets, end of period (in millions)	$ 71	$ 47	$ 41	$ 37	$ 30
Portfolio turnover rate E	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.63	$ 33.33	$ 27.11	$ 19.43	$ 42.70
Income from Investment Operations
Net investment income (loss) B	.01	.05	.10	.17	.12
Net realized and unrealized gain (loss)	6.30	3.25	6.33	7.51	(23.39)
Total from investment operations	6.31	3.30	6.43	7.68	(23.27)
Distributions from net investment income	-	-	(.19)	-	-
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	-	-	(.21)	-	-
Net asset value, end of period	$ 42.94	$ 36.63	$ 33.33	$ 27.11	$ 19.43
Total Return A	17.23%	9.90%	23.86%	39.53%	(54.50)%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	.72%	.57%	.46%	.70%
Expenses net of fee waivers, if any	.97%	.72%	.57%	.46%	.70%
Expenses net of all reductions	.97%	.72%	.56%	.46%	.70%
Net investment income (loss)	.04%	.13%	.33%	.79%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 475	$ 215	$ 118	$ 26	$ 31
Portfolio turnover rate D	34%	31%	35%	114%	126%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 618,347
Gross unrealized depreciation	(155,048)
Net unrealized appreciation (depreciation) on securities and other investments	$ 463,299

Tax Cost	$ 1,710,746

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (413,255)
Net unrealized appreciation (depreciation)	$ 463,298

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (413,255)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $805,104 and $648,119, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 806	$ 19
Class T	.25%	.25%	5,954	82
Class B	.75%	.25%	136	102
Class C	.75%	.25%	601	125
			$ 7,497	$ 328

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 90
Class T	35
Class B*	12
Class C*	8
$ 145

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 930.29
Class T	2,578.22
Class B	41.30
Class C	165.27
Institutional Class	700.20
	$ 4,414

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,854.32%		$ -*

* Amount represents three hundred ten dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to

Annual Report

6. Committed Line of Credit - continued

fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,068. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $62 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 39
Class T	1.50%	34
Class B	2.00%	2
Class C	2.00%	7
		$ 82

Effective February 1, 2012 the expense limitations were discontinued.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	3,450	1,372	$ 139,006	$ 48,809
Shares redeemed	(2,315)	(1,703)	(91,797)	(60,174)
Net increase (decrease)	1,135	(331)	$ 47,209	$ (11,365)
Class T
Shares sold	3,463	3,247	$ 139,248	$ 116,248
Shares redeemed	(5,834)	(6,879)	(232,825)	(246,776)
Net increase (decrease)	(2,371)	(3,632)	$ (93,577)	$ (130,528)
Class B
Shares sold	58	16	$ 2,241	$ 504
Shares redeemed	(126)	(196)	(4,712)	(6,602)
Net increase (decrease)	(68)	(180)	$ (2,471)	$ (6,098)
Class C
Shares sold	834	366	$ 31,589	$ 12,444
Shares redeemed	(408)	(298)	(15,301)	(9,922)
Net increase (decrease)	426	68	$ 16,288	$ 2,522

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Institutional Class
Shares sold	8,961	5,313	$ 367,678	$ 196,519
Shares redeemed	(3,778)	(2,962)	(152,130)	(104,014)
Net increase (decrease)	5,183	2,351	$ 215,548	$ 92,505

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2010 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

GOI-UANN-0113
1.786690.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.81%	0.35%	5.80%
Class T (incl. 3.50% sales charge)	15.21%	0.57%	5.82%
Class B (incl. contingent deferred sales charge) A	13.77%	0.40%	5.87%
Class C (incl. contingent deferred sales charge) B	17.83%	0.79%	5.63%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Large Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 19.69%, 19.39%, 18.77% and 18.83%, respectively (excluding sales charges), topping the S&P 500® Index. Relative performance was driven by both security selection, especially within consumer discretionary, and industry positioning. Here, Comcast benefited from a healthy advertising market. Lowe's Companies also performed well, as investors began to anticipate that improved housing fundamentals would lead to higher long-term earnings. Overweighting financials was the right call, including a sizable position in JPMorgan Chase, which gained because the market became comfortable that the Federal Reserve would allow the strongest financial institutions to return capital to shareholders. Conversely, security selection was weak in the equipment/services group within health care, including an out-of-index position in point-of-care diagnostics company Alere. The firm's European business suffered price erosion and it missed revenue goals on new product launches. Also within health care, shares of managed care firm WellPoint came under pressure due to concerns about health care reform. An out-of-index position in energy firm Amyris notably detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.18%
Actual		$ 1,000.00	$ 1,124.90	$ 6.27
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 5.96
Class T	1.43%
Actual		$ 1,000.00	$ 1,123.70	$ 7.59
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.21
Class B	1.94%
Actual		$ 1,000.00	$ 1,120.40	$ 10.28
Hypothetical A		$ 1,000.00	$ 1,015.30	$ 9.77
Class C	1.93%
Actual		$ 1,000.00	$ 1,120.70	$ 10.23
Hypothetical A		$ 1,000.00	$ 1,015.35	$ 9.72
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,126.30	$ 4.47
Hypothetical A		$ 1,000.00	$ 1,020.80	$ 4.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	5.4
JPMorgan Chase & Co.	3.9	3.7
Wells Fargo & Co.	3.3	4.1
Chevron Corp.	2.7	3.1
General Electric Co.	2.4	2.2
Google, Inc. Class A	2.4	2.3
Exxon Mobil Corp.	2.2	2.7
Comcast Corp. Class A (special) (non-vtg.)	2.1	2.1
Procter & Gamble Co.	2.0	2.1
Lowe's Companies, Inc.	1.8	1.3
	27.3
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	22.3
Financials	18.8	16.8
Health Care	15.0	13.5
Energy	12.1	11.6
Consumer Discretionary	11.7	13.2
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 99.1%		Stocks 99.8%
	Convertible Securities 0.0%†		Convertible Securities 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	8.0%	** Foreign investments	8.3%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.5%
Gentex Corp.	205,466	$ 3,647,022
Johnson Controls, Inc.	127,945	3,523,605
		7,170,627
Automobiles - 0.2%
Ford Motor Co.	238,640	2,732,428
Diversified Consumer Services - 0.1%
Strayer Education, Inc.	22,820	1,194,171
Hotels, Restaurants & Leisure - 0.6%
International Game Technology	98,800	1,370,356
McDonald's Corp.	71,837	6,252,692
		7,623,048
Household Durables - 1.0%
KB Home	272,714	3,916,173
Lennar Corp. Class A	76,487	2,909,565
Toll Brothers, Inc. (a)	179,783	5,724,291
		12,550,029
Media - 4.4%
Comcast Corp. Class A (special) (non-vtg.)	757,112	27,286,316
Discovery Communications, Inc. (a)	29,477	1,780,706
The Walt Disney Co.	48,600	2,413,476
Time Warner, Inc.	439,959	20,810,061
Viacom, Inc. Class B (non-vtg.)	111,091	5,733,407
		58,023,966
Multiline Retail - 1.5%
Target Corp.	322,976	20,389,475
Specialty Retail - 2.7%
CarMax, Inc. (a)	19,380	702,719
Citi Trends, Inc. (a)	146,433	2,044,205
Home Depot, Inc.	25,178	1,638,332
Lowe's Companies, Inc.	656,444	23,691,064
Staples, Inc.	425,009	4,972,605
Urban Outfitters, Inc. (a)	54,450	2,052,765
		35,101,690
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. (a)	25,299	913,294
TOTAL CONSUMER DISCRETIONARY		145,698,728
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
Dr. Pepper Snapple Group, Inc.	98,055	$ 4,397,767
PepsiCo, Inc.	217,640	15,280,504
The Coca-Cola Co.	169,785	6,438,247
		26,116,518
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	148,511	6,907,247
Susser Holdings Corp. (a)	6,000	219,060
Walgreen Co.	441,168	14,960,007
		22,086,314
Food Products - 0.8%
Danone SA	39,403	2,499,503
Kellogg Co.	137,476	7,624,419
		10,123,922
Household Products - 2.9%
Colgate-Palmolive Co.	9,987	1,083,590
Kimberly-Clark Corp.	127,172	10,901,184
Procter & Gamble Co.	383,852	26,804,385
		38,789,159
Personal Products - 0.3%
L'Oreal SA	7,800	1,058,557
Prestige Brands Holdings, Inc. (a)	147,797	3,192,415
		4,250,972
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	51,094	5,386,840
Lorillard, Inc.	71,019	8,604,662
		13,991,502
TOTAL CONSUMER STAPLES		115,358,387
ENERGY - 12.1%
Energy Equipment & Services - 2.3%
Cameron International Corp. (a)	54,545	2,942,703
Dresser-Rand Group, Inc. (a)	64,002	3,379,946
Ensco PLC Class A	30,450	1,773,104
Exterran Holdings, Inc. (a)	44,429	927,233
Halliburton Co.	375,767	12,531,829
Helmerich & Payne, Inc.	58,430	3,050,046
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	39,282	$ 2,682,961
Schlumberger Ltd.	47,192	3,379,891
		30,667,713
Oil, Gas & Consumable Fuels - 9.8%
Amyris, Inc. (a)(d)	878,802	2,487,010
Apache Corp.	97,127	7,487,520
BP PLC sponsored ADR	151,376	6,321,462
Canadian Natural Resources Ltd.	218,700	6,294,491
Chevron Corp.	335,120	35,418,833
EV Energy Partners LP	24,800	1,505,360
Exxon Mobil Corp.	336,348	29,645,713
Occidental Petroleum Corp.	151,504	11,394,616
Peabody Energy Corp.	141,375	3,549,926
Royal Dutch Shell PLC Class A (United Kingdom)	281,291	9,418,034
Suncor Energy, Inc.	407,400	13,312,734
The Williams Companies, Inc.	38,400	1,261,056
		128,096,755
TOTAL ENERGY		158,764,468
FINANCIALS - 18.8%
Capital Markets - 2.9%
Charles Schwab Corp.	843,768	11,053,361
KKR & Co. LP	258,680	3,556,850
Morgan Stanley	963,222	16,249,555
Northern Trust Corp.	94,288	4,527,710
UBS AG	123,000	1,928,830
		37,316,306
Commercial Banks - 5.7%
CIT Group, Inc. (a)	118,174	4,378,347
PNC Financial Services Group, Inc.	59,630	3,347,628
Standard Chartered PLC (United Kingdom)	97,251	2,267,046
SunTrust Banks, Inc.	331,145	8,990,587
U.S. Bancorp	392,090	12,648,823
Wells Fargo & Co.	1,292,897	42,678,530
		74,310,961
Diversified Financial Services - 7.6%
Bank of America Corp.	1,305,611	12,873,324
Citigroup, Inc.	627,639	21,697,480
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
CME Group, Inc.	25,715	$ 1,421,268
JPMorgan Chase & Co.	1,250,466	51,369,143
KKR Financial Holdings LLC	830,884	8,732,591
MSCI, Inc. Class A (a)	137,037	3,974,073
		100,067,879
Insurance - 2.1%
Genworth Financial, Inc. Class A (a)	438,367	2,608,284
Lincoln National Corp.	235,606	5,819,468
MetLife, Inc.	505,190	16,767,256
Prudential Financial, Inc.	52,264	2,724,000
		27,919,008
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)(d)	424,092	742,161
Radian Group, Inc. (d)	1,356,168	5,940,016
		6,682,177
TOTAL FINANCIALS		246,296,331
HEALTH CARE - 15.0%
Biotechnology - 2.5%
Achillion Pharmaceuticals, Inc. (a)	64,400	501,676
Amgen, Inc.	157,162	13,955,986
ARIAD Pharmaceuticals, Inc. (a)	43,895	981,492
AVEO Pharmaceuticals, Inc. (a)	58,300	378,950
Clovis Oncology, Inc.	38,100	585,978
Discovery Laboratories, Inc. (a)	108,400	233,060
Dynavax Technologies Corp. (a)	339,338	963,720
Exelixis, Inc. (a)	123,100	601,959
Gentium SpA sponsored ADR (a)	262,250	2,931,955
Infinity Pharmaceuticals, Inc. (a)	165,953	4,206,909
Intercept Pharmaceuticals, Inc.	36,231	846,718
Merrimack Pharmaceuticals, Inc.	110,401	788,263
Neurocrine Biosciences, Inc. (a)	13,658	102,162
NPS Pharmaceuticals, Inc. (a)	11,900	121,737
OncoGenex Pharmaceuticals, Inc. (a)	16,700	210,587
Rigel Pharmaceuticals, Inc. (a)	22,900	190,070
Synageva BioPharma Corp. (a)	52,494	2,568,531
Theravance, Inc. (a)	50,700	1,139,736
ZIOPHARM Oncology, Inc. (a)	320,740	1,404,841
		32,714,330
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.5%
Alere, Inc. (a)	958,332	$ 17,729,142
Align Technology, Inc. (a)	149,942	4,106,911
Boston Scientific Corp. (a)	443,005	2,454,248
CareFusion Corp. (a)	98,067	2,738,031
Haemonetics Corp. (a)	14,336	1,161,646
Insulet Corp. (a)	74,852	1,643,001
Mako Surgical Corp. (a)	22,900	316,020
NxStage Medical, Inc. (a)	27,700	332,954
Sirona Dental Systems, Inc. (a)	12,900	807,669
St. Jude Medical, Inc.	43,100	1,477,468
		32,767,090
Health Care Providers & Services - 2.9%
Aetna, Inc.	148,834	6,428,140
Brookdale Senior Living, Inc. (a)	149,828	3,829,604
HMS Holdings Corp. (a)	49,800	1,153,866
McKesson Corp.	157,831	14,910,295
WellPoint, Inc.	215,545	12,048,966
		38,370,871
Health Care Technology - 0.1%
HealthStream, Inc. (a)	19,900	472,028
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (a)(d)	80,043	4,299,110
QIAGEN NV (a)(d)	222,005	4,107,093
Thermo Fisher Scientific, Inc.	30,900	1,963,695
		10,369,898
Pharmaceuticals - 6.2%
Abbott Laboratories	145,325	9,446,125
Cardiome Pharma Corp. (a)	585,137	159,451
Elan Corp. PLC sponsored ADR (a)	360,960	3,602,381
Eli Lilly & Co.	110,618	5,424,707
Endo Pharmaceuticals Holdings, Inc. (a)	92,508	2,651,279
GlaxoSmithKline PLC sponsored ADR	121,089	5,208,038
Johnson & Johnson	154,413	10,767,218
Merck & Co., Inc.	503,454	22,303,012
Optimer Pharmaceuticals, Inc. (a)	61,600	627,704
Pfizer, Inc.	675,357	16,897,432
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
ViroPharma, Inc. (a)	138,700	$ 3,438,373
XenoPort, Inc. (a)	114,387	897,938
		81,423,658
TOTAL HEALTH CARE		196,117,875
INDUSTRIALS - 10.5%
Aerospace & Defense - 2.7%
Esterline Technologies Corp. (a)	23,326	1,426,152
Honeywell International, Inc.	105,780	6,487,487
Raytheon Co.	81,699	4,667,464
Rockwell Collins, Inc.	153,520	8,778,274
Spirit AeroSystems Holdings, Inc. Class A (a)	82,648	1,301,706
The Boeing Co.	102,529	7,615,854
United Technologies Corp.	64,265	5,148,269
		35,425,206
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	51,768	3,196,156
United Parcel Service, Inc. Class B	165,625	12,108,844
		15,305,000
Commercial Services & Supplies - 0.5%
Interface, Inc.	318,363	4,676,752
Republic Services, Inc.	78,300	2,229,201
		6,905,953
Electrical Equipment - 0.8%
AMETEK, Inc.	97,730	3,648,261
Emerson Electric Co.	37,875	1,902,461
Regal-Beloit Corp.	18,600	1,297,350
Roper Industries, Inc.	36,735	4,097,055
		10,945,127
Industrial Conglomerates - 2.6%
Danaher Corp.	34,150	1,843,076
General Electric Co.	1,504,382	31,787,592
		33,630,668
Machinery - 1.3%
Cummins, Inc.	6,500	638,040
Illinois Tool Works, Inc.	49,121	3,024,380
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand PLC	254,722	$ 12,425,339
Invensys PLC	277,900	1,404,724
		17,492,483
Professional Services - 1.4%
Acacia Research Corp. (a)	322,382	7,166,552
Bureau Veritas SA	29,210	3,240,847
IHS, Inc. Class A (a)	17,800	1,640,092
Michael Page International PLC	650,178	3,711,515
Nielsen Holdings B.V. (a)	50,400	1,427,328
Verisk Analytics, Inc. (a)	24,700	1,231,048
		18,417,382
TOTAL INDUSTRIALS		138,121,819
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 2.7%
Acme Packet, Inc. (a)	88,800	1,771,560
Brocade Communications Systems, Inc. (a)	473,095	2,687,180
Cisco Systems, Inc.	990,739	18,734,874
Juniper Networks, Inc. (a)	178,134	3,202,849
Polycom, Inc. (a)	201,500	2,107,690
QUALCOMM, Inc.	98,950	6,295,199
		34,799,352
Computers & Peripherals - 5.1%
Apple, Inc.	101,465	59,385,432
Dell, Inc.	272,900	2,630,756
EMC Corp. (a)	173,968	4,317,886
Fusion-io, Inc. (a)	23,400	545,922
		66,879,996
Electronic Equipment & Components - 0.1%
Aeroflex Holding Corp. (a)	251,976	1,632,804
Internet Software & Services - 2.7%
Cornerstone OnDemand, Inc. (a)	71,554	2,006,374
Demandware, Inc.	30,569	837,285
ExactTarget, Inc.	50,542	1,041,671
Google, Inc. Class A (a)	44,176	30,851,193
Responsys, Inc. (a)	27,262	177,748
		34,914,271
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	140,392	$ 9,438,554
Fidelity National Information Services, Inc.	143,324	5,173,996
IBM Corp.	39,531	7,513,657
MasterCard, Inc. Class A	38,800	18,960,784
Paychex, Inc.	370,605	12,059,487
The Western Union Co.	427,962	5,396,601
Visa, Inc. Class A	98,230	14,706,013
		73,249,092
Semiconductors & Semiconductor Equipment - 0.8%
Axcelis Technologies, Inc. (a)	733,688	726,351
Lam Research Corp. (a)	128,534	4,514,114
NXP Semiconductors NV (a)	178,427	4,367,893
Samsung Electronics Co. Ltd.	1,235	1,604,075
		11,212,433
Software - 3.4%
Citrix Systems, Inc. (a)	51,796	3,167,843
Concur Technologies, Inc. (a)	35,924	2,360,566
Electronic Arts, Inc. (a)	254,109	3,763,354
Guidewire Software, Inc.	18,600	556,140
Imperva, Inc.	12,500	384,500
Microsoft Corp.	838,951	22,332,876
Nuance Communications, Inc. (a)	129,234	2,874,164
Oracle Corp.	100,264	3,218,474
salesforce.com, Inc. (a)	21,600	3,405,672
VMware, Inc. Class A (a)	22,600	2,055,470
Workday, Inc.	6,700	335,670
		44,454,729
TOTAL INFORMATION TECHNOLOGY		267,142,677
MATERIALS - 0.8%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	7,400	613,756
Airgas, Inc.	35,948	3,183,914
E.I. du Pont de Nemours & Co.	42,800	1,846,392
LyondellBasell Industries NV Class A	63	3,133
The Dow Chemical Co.	29,500	890,605
W.R. Grace & Co. (a)	57,317	3,752,544
		10,290,344
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	106,597	$ 4,703,060
UTILITIES - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp.	25,500	1,627,410
FirstEnergy Corp.	149,202	6,335,117
		7,962,527
TOTAL COMMON STOCKS (Cost $1,117,407,106)		1,290,456,216
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Porsche Automobil Holding SE (Germany)	36,656	2,717,359
Volkswagen AG	21,381	4,628,485
		7,345,844
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,038,781)		7,345,844
Convertible Bonds - 0.0%
Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (e) (Cost $605,000)	$ 605,000	422,847
Money Market Funds - 1.6%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	10,431,609	$ 10,431,609
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	10,408,674	10,408,674
TOTAL MONEY MARKET FUNDS (Cost $20,840,283)		20,840,283
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,142,891,170)		1,319,065,190
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(8,729,906)
NET ASSETS - 100%		$ 1,310,335,284
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $422,847 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 605,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,506
Fidelity Securities Lending Cash Central Fund	192,886
Total	$ 204,392
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 153,044,572	$ 153,044,572	$ -	$ -
Consumer Staples	115,358,387	115,358,387	-	-
Energy	158,764,468	149,346,434	9,418,034	-
Financials	246,296,331	244,367,501	1,928,830	-
Health Care	196,117,875	196,117,875	-	-
Industrials	138,121,819	138,121,819	-	-
Information Technology	267,142,677	267,142,677	-	-
Materials	10,290,344	10,290,344	-	-
Telecommunication Services	4,703,060	4,703,060	-	-
Utilities	7,962,527	7,962,527	-	-
Corporate Bonds	422,847	-	422,847	-
Money Market Funds	20,840,283	20,840,283	-	-
Total Investments in Securities:	$ 1,319,065,190	$ 1,307,295,479	$ 11,769,711	$ -
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $10,140,593) - See accompanying schedule: Unaffiliated issuers (cost $1,122,050,887)	$ 1,298,224,907
Fidelity Central Funds (cost $20,840,283)	20,840,283
Total Investments (cost $1,142,891,170)		$ 1,319,065,190
Receivable for investments sold		1,381,370
Receivable for fund shares sold		296,174
Dividends receivable		3,377,316
Interest receivable		4,739
Distributions receivable from Fidelity Central Funds		14,987
Prepaid expenses		4,013
Other receivables		16,088
Total assets		1,324,159,877

Liabilities
Payable for investments purchased	$ 1,553,360
Payable for fund shares redeemed	786,724
Distributions payable	2,680
Accrued management fee	661,505
Distribution and service plan fees payable	88,763
Other affiliated payables	262,732
Other payables and accrued expenses	60,155
Collateral on securities loaned, at value	10,408,674
Total liabilities		13,824,593

Net Assets		$ 1,310,335,284
Net Assets consist of:
Paid in capital		$ 1,142,069,006
Distributions in excess of net investment income		(12)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,910,075)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,176,365
Net Assets		$ 1,310,335,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($123,302,745 ÷ 6,036,062 shares)	$ 20.43

Maximum offering price per share (100/94.25 of $20.43)	$ 21.68
Class T: Net Asset Value and redemption price per share ($76,150,650 ÷ 3,731,889 shares)	$ 20.41

Maximum offering price per share (100/96.50 of $20.41)	$ 21.15
Class B: Net Asset Value and offering price per share ($10,535,139 ÷ 548,499 shares)A	$ 19.21

Class C: Net Asset Value and offering price per share ($28,856,076 ÷ 1,512,420 shares)A	$ 19.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,071,490,674 ÷ 50,954,013 shares)	$ 21.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 25,596,650
Interest		13,814
Income from Fidelity Central Funds		204,392
Total income		25,814,856

Expenses
Management fee Basic fee	$ 7,172,295
Performance adjustment	1,321,024
Transfer agent fees	2,801,135
Distribution and service plan fees	1,053,013
Accounting and security lending fees	412,646
Custodian fees and expenses	84,781
Independent trustees' compensation	8,563
Registration fees	69,782
Audit	55,280
Legal	4,581
Interest	1,551
Miscellaneous	12,574
Total expenses before reductions	12,997,225
Expense reductions	(27,308)	12,969,917
Net investment income (loss)		12,844,939
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,470,497
Foreign currency transactions	(9,649)
Futures contracts	(1,015,182)
Total net realized gain (loss)		43,445,666
Change in net unrealized appreciation (depreciation) on: Investment securities	175,964,523
Assets and liabilities in foreign currencies	5,199
Total change in net unrealized appreciation (depreciation)		175,969,722
Net gain (loss)		219,415,388
Net increase (decrease) in net assets resulting from operations		$ 232,260,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,844,939	$ 8,794,104
Net realized gain (loss)	43,445,666	57,275,599
Change in net unrealized appreciation (depreciation)	175,969,722	(819,861)
Net increase (decrease) in net assets resulting from operations	232,260,327	65,249,842
Distributions to shareholders from net investment income	(17,554,132)	(5,835,086)
Distributions to shareholders from net realized gain	(24,770,255)	(1,297,814)
Total distributions	(42,324,387)	(7,132,900)
Share transactions - net increase (decrease)	(103,985,044)	54,061,714
Total increase (decrease) in net assets	85,950,896	112,178,656

Net Assets
Beginning of period	1,224,384,388	1,112,205,732
End of period (including distributions in excess of net investment income of $12 and undistributed net investment income of $5,398,346, respectively)	$ 1,310,335,284	$ 1,224,384,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 16.69	$ 15.19	$ 10.13	$ 20.95
Income from Investment Operations
Net investment income (loss) C	.15	.09	.05	.06	.11
Net realized and unrealized gain (loss)	3.30	.87	1.52	5.08	(9.79)
Total from investment operations	3.45	.96	1.57	5.14	(9.68)
Distributions from net investment income	(.18)	(.06)	(.07)	(.08)	(.06)
Distributions from net realized gain	(.41)	(.02)	-	-	(1.08)
Total distributions	(.59)	(.08)	(.07)	(.08)	(1.14)
Net asset value, end of period	$ 20.43	$ 17.57	$ 16.69	$ 15.19	$ 10.13
Total Return A,B	19.69%	5.73%	10.36%	51.10%	(48.83)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.25%	1.29%	1.22%	1.16%	1.12%
Expenses net of fee waivers, if any	1.25%	1.29%	1.22%	1.16%	1.12%
Expenses net of all reductions	1.24%	1.28%	1.21%	1.15%	1.11%
Net investment income (loss)	.76%	.49%	.31%	.49%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,303	$ 103,670	$ 116,837	$ 112,450	$ 85,997
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.51	$ 16.63	$ 15.14	$ 10.07	$ 20.80
Income from Investment Operations
Net investment income (loss) C	.10	.04	.01	.03	.07
Net realized and unrealized gain (loss)	3.29	.87	1.52	5.06	(9.74)
Total from investment operations	3.39	.91	1.53	5.09	(9.67)
Distributions from net investment income	(.10)	- G	(.04)	(.02)	-
Distributions from net realized gain	(.39)	(.02)	-	-	(1.06)
Total distributions	(.49)	(.03) H	(.04)	(.02)	(1.06)
Net asset value, end of period	$ 20.41	$ 17.51	$ 16.63	$ 15.14	$ 10.07
Total Return A,B	19.39%	5.44%	10.09%	50.71%	(48.96)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.54%	1.47%	1.42%	1.38%
Expenses net of fee waivers, if any	1.49%	1.54%	1.47%	1.42%	1.38%
Expenses net of all reductions	1.49%	1.53%	1.47%	1.41%	1.37%
Net investment income (loss)	.52%	.24%	.06%	.23%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,151	$ 69,678	$ 76,373	$ 87,009	$ 67,701
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.021 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 15.72	$ 14.35	$ 9.57	$ 19.77
Income from Investment Operations
Net investment income (loss) C	- G	(.05)	(.07)	(.03)	(.02)
Net realized and unrealized gain (loss)	3.10	.82	1.44	4.81	(9.26)
Total from investment operations	3.10	.77	1.37	4.78	(9.28)
Distributions from net realized gain	(.38)	-	-	-	(.92)
Net asset value, end of period	$ 19.21	$ 16.49	$ 15.72	$ 14.35	$ 9.57
Total Return A,B	18.77%	4.90%	9.55%	49.95%	(49.20)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.02%	2.04%	1.98%	1.91%	1.88%
Expenses net of fee waivers, if any	2.02%	2.04%	1.98%	1.91%	1.88%
Expenses net of all reductions	2.01%	2.04%	1.97%	1.90%	1.87%
Net investment income (loss)	(.01)%	(.26)%	(.45)%	(.26)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,535	$ 12,839	$ 17,535	$ 21,907	$ 19,561
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.41	$ 15.65	$ 14.28	$ 9.53	$ 19.73
Income from Investment Operations
Net investment income (loss) C	- G	(.04)	(.07)	(.03)	(.02)
Net realized and unrealized gain (loss)	3.09	.80	1.44	4.78	(9.21)
Total from investment operations	3.09	.76	1.37	4.75	(9.23)
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.39)	-	-	-	(.97)
Total distributions	(.42)	-	-	-	(.97)
Net asset value, end of period	$ 19.08	$ 16.41	$ 15.65	$ 14.28	$ 9.53
Total Return A,B	18.83%	4.86%	9.59%	49.84%	(49.17)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.00%	2.03%	1.97%	1.91%	1.87%
Expenses net of fee waivers, if any	2.00%	2.03%	1.97%	1.91%	1.87%
Expenses net of all reductions	1.99%	2.03%	1.96%	1.90%	1.86%
Net investment income (loss)	.01%	(.25)%	(.44)%	(.26)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,856	$ 24,197	$ 25,162	$ 24,650	$ 25,421
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 17.22	$ 15.65	$ 10.48	$ 21.62
Income from Investment Operations
Net investment income (loss) B	.22	.15	.11	.10	.16
Net realized and unrealized gain (loss)	3.40	.89	1.57	5.22	(10.10)
Total from investment operations	3.62	1.04	1.68	5.32	(9.94)
Distributions from net investment income	(.31)	(.11)	(.11)	(.15)	(.12)
Distributions from net realized gain	(.41)	(.02)	-	-	(1.08)
Total distributions	(.72)	(.13)	(.11)	(.15)	(1.20)
Net asset value, end of period	$ 21.03	$ 18.13	$ 17.22	$ 15.65	$ 10.48
Total Return A	20.10%	6.03%	10.78%	51.54%	(48.66)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.95%	.88%	.84%	.80%
Expenses net of fee waivers, if any	.91%	.95%	.88%	.84%	.80%
Expenses net of all reductions	.91%	.94%	.87%	.83%	.79%
Net investment income (loss)	1.10%	.83%	.65%	.82%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,071,491	$ 1,013,999	$ 876,299	$ 924,675	$ 637,400
Portfolio turnover rate D	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales transactions.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 234,860,962
Gross unrealized depreciation	(69,581,039)
Net unrealized appreciation (depreciation) on securities and other investments	$ 165,279,923

Tax Cost	$ 1,153,785,267

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,984,022
Net unrealized appreciation (depreciation)	$ 165,282,268

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 18,679,689	$ 7,132,900
Long-term Capital Gains	23,644,698	-
Total	$ 42,324,387	$ 7,132,900

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(1,015,182) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $756,826,699 and $894,629,466, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 291,924	$ 1,763
Class T	.25%	.25%	369,754	2,187
Class B	.75%	.25%	119,594	90,601
Class C	.75%	.25%	271,741	29,935
			$ 1,053,013	$ 124,486

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,873
Class T	8,807
Class B*	15,719
Class C*	2,697
$ 59,096

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 332,716.28
Class T	209,110.28
Class B	36,120.30
Class C	77,270.28
Institutional Class	2,145,919.20
	$ 2,801,135

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,546 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,374,571.43%		$ 1,551

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,496 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $192,886, including $5,587 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,274 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $34.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 1,078,226	$ 390,763
Class T	375,579	18,328
Class C	48,918	-
Institutional Class	16,051,409	5,425,995
Total	$ 17,554,132	$ 5,835,086
From net realized gain
Class A	$ 2,386,881	$ 146,536
Class T	1,426,914	96,223
Class B	202,398	-
Class C	573,674	-
Institutional Class	20,180,388	1,055,055
Total	$ 24,770,255	$ 1,297,814

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,413,103	2,705,630	$ 27,688,034	$ 50,303,214
Reinvestment of distributions	159,026	27,986	3,196,230	498,989
Shares redeemed	(1,437,321)	(3,830,887)	(28,289,639)	(70,850,409)
Net increase (decrease)	134,808	(1,097,271)	$ 2,594,625	$ (20,048,206)
Class T
Shares sold	701,433	541,986	$ 13,951,718	$ 9,898,711
Reinvestment of distributions	86,842	6,292	1,767,817	112,068
Shares redeemed	(1,036,832)	(1,160,678)	(20,267,280)	(21,213,551)
Net increase (decrease)	(248,557)	(612,400)	$ (4,547,745)	$ (11,202,772)
Class B
Shares sold	12,858	23,670	$ 235,820	$ 424,539
Reinvestment of distributions	9,445	-	181,350	-
Shares redeemed	(252,591)	(360,469)	(4,660,207)	(6,235,827)
Net increase (decrease)	(230,288)	(336,799)	$ (4,243,037)	$ (5,811,288)
Class C
Shares sold	342,265	331,538	$ 6,287,339	$ 5,799,695
Reinvestment of distributions	29,148	-	555,861	-
Shares redeemed	(333,164)	(465,405)	(6,136,206)	(7,933,683)
Net increase (decrease)	38,249	(133,867)	$ 706,994	$ (2,133,988)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Institutional Class
Shares sold	8,141,510	14,264,205	$ 164,428,797	$ 268,029,356
Reinvestment of distributions	1,775,271	352,333	36,037,728	6,461,788
Shares redeemed	(14,893,473)	(9,581,595)	(298,962,406)	(181,233,176)
Net increase (decrease)	(4,976,692)	5,034,943	$ (98,495,881)	$ 93,257,968

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund and Fidelity Advisor Freedom 2030 Fund were the owners of record of approximately 11%, 11% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 69% of the total outstanding shares of the Fund.

Effective after the close of business on December 7, 2012, 20,043,896 shares of the Fund held by the Fidelity Advisor Freedom Funds were redeemed for cash and securities, with a value of $422,926,209. The Fidelity Advisor Freedom Funds' ownership in the Fund was reduced to 54%. The Fund did not recognize gain or loss for federal income tax purposes.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/24/12	12/21/12	$0.016	$0.040
	01/14/13	01/11/13	$0.000	$0.031
Class T	12/24/12	12/21/12	$0.011	$0.040
	01/14/13	01/11/13	$0.000	$0.031
Class B	12/24/12	12/21/12	$0.000	$0.040
	01/14/13	01/11/13	$0.000	$0.031
Class C	12/24/12	12/21/12	$0.002	$0.040
	01/14/13	01/11/13	$0.000	$0.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2012, $27,193,230, or, if subsequently determined to be different, the net capital gain of such year.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Institutional Class ranked below its competitive median for 2011 and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

LC-UANN-0113
1.786691.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	20.10%	1.88%	6.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Large Cap Fund: For the year, the fund's Institutional Class shares gained 20.10%, topping the S&P 500® Index. Relative performance was driven by both security selection, especially within consumer discretionary, and industry positioning. Here, Comcast benefited from a healthy advertising market. Lowe's Companies also performed well, as investors began to anticipate that improved housing fundamentals would lead to higher long-term earnings. Overweighting financials was the right call, including a sizable position in JPMorgan Chase, which gained because the market became comfortable that the Federal Reserve would allow the strongest financial institutions to return capital to shareholders. Conversely, security selection was weak in the equipment/services group within health care, including an out-of-index position in point-of-care diagnostics company Alere. The firm's European business suffered price erosion and it missed revenue goals on new product launches. Also within health care, shares of managed care firm WellPoint came under pressure due to concerns about health care reform. An out-of-index position in energy firm Amyris notably detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.18%
Actual		$ 1,000.00	$ 1,124.90	$ 6.27
Hypothetical A		$ 1,000.00	$ 1,019.10	$ 5.96
Class T	1.43%
Actual		$ 1,000.00	$ 1,123.70	$ 7.59
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.21
Class B	1.94%
Actual		$ 1,000.00	$ 1,120.40	$ 10.28
Hypothetical A		$ 1,000.00	$ 1,015.30	$ 9.77
Class C	1.93%
Actual		$ 1,000.00	$ 1,120.70	$ 10.23
Hypothetical A		$ 1,000.00	$ 1,015.35	$ 9.72
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,126.30	$ 4.47
Hypothetical A		$ 1,000.00	$ 1,020.80	$ 4.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.5	5.4
JPMorgan Chase & Co.	3.9	3.7
Wells Fargo & Co.	3.3	4.1
Chevron Corp.	2.7	3.1
General Electric Co.	2.4	2.2
Google, Inc. Class A	2.4	2.3
Exxon Mobil Corp.	2.2	2.7
Comcast Corp. Class A (special) (non-vtg.)	2.1	2.1
Procter & Gamble Co.	2.0	2.1
Lowe's Companies, Inc.	1.8	1.3
	27.3
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	22.3
Financials	18.8	16.8
Health Care	15.0	13.5
Energy	12.1	11.6
Consumer Discretionary	11.7	13.2
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 99.1%		Stocks 99.8%
	Convertible Securities 0.0%†		Convertible Securities 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	8.0%	** Foreign investments	8.3%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.5%
Gentex Corp.	205,466	$ 3,647,022
Johnson Controls, Inc.	127,945	3,523,605
		7,170,627
Automobiles - 0.2%
Ford Motor Co.	238,640	2,732,428
Diversified Consumer Services - 0.1%
Strayer Education, Inc.	22,820	1,194,171
Hotels, Restaurants & Leisure - 0.6%
International Game Technology	98,800	1,370,356
McDonald's Corp.	71,837	6,252,692
		7,623,048
Household Durables - 1.0%
KB Home	272,714	3,916,173
Lennar Corp. Class A	76,487	2,909,565
Toll Brothers, Inc. (a)	179,783	5,724,291
		12,550,029
Media - 4.4%
Comcast Corp. Class A (special) (non-vtg.)	757,112	27,286,316
Discovery Communications, Inc. (a)	29,477	1,780,706
The Walt Disney Co.	48,600	2,413,476
Time Warner, Inc.	439,959	20,810,061
Viacom, Inc. Class B (non-vtg.)	111,091	5,733,407
		58,023,966
Multiline Retail - 1.5%
Target Corp.	322,976	20,389,475
Specialty Retail - 2.7%
CarMax, Inc. (a)	19,380	702,719
Citi Trends, Inc. (a)	146,433	2,044,205
Home Depot, Inc.	25,178	1,638,332
Lowe's Companies, Inc.	656,444	23,691,064
Staples, Inc.	425,009	4,972,605
Urban Outfitters, Inc. (a)	54,450	2,052,765
		35,101,690
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. (a)	25,299	913,294
TOTAL CONSUMER DISCRETIONARY		145,698,728
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
Dr. Pepper Snapple Group, Inc.	98,055	$ 4,397,767
PepsiCo, Inc.	217,640	15,280,504
The Coca-Cola Co.	169,785	6,438,247
		26,116,518
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	148,511	6,907,247
Susser Holdings Corp. (a)	6,000	219,060
Walgreen Co.	441,168	14,960,007
		22,086,314
Food Products - 0.8%
Danone SA	39,403	2,499,503
Kellogg Co.	137,476	7,624,419
		10,123,922
Household Products - 2.9%
Colgate-Palmolive Co.	9,987	1,083,590
Kimberly-Clark Corp.	127,172	10,901,184
Procter & Gamble Co.	383,852	26,804,385
		38,789,159
Personal Products - 0.3%
L'Oreal SA	7,800	1,058,557
Prestige Brands Holdings, Inc. (a)	147,797	3,192,415
		4,250,972
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	51,094	5,386,840
Lorillard, Inc.	71,019	8,604,662
		13,991,502
TOTAL CONSUMER STAPLES		115,358,387
ENERGY - 12.1%
Energy Equipment & Services - 2.3%
Cameron International Corp. (a)	54,545	2,942,703
Dresser-Rand Group, Inc. (a)	64,002	3,379,946
Ensco PLC Class A	30,450	1,773,104
Exterran Holdings, Inc. (a)	44,429	927,233
Halliburton Co.	375,767	12,531,829
Helmerich & Payne, Inc.	58,430	3,050,046
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	39,282	$ 2,682,961
Schlumberger Ltd.	47,192	3,379,891
		30,667,713
Oil, Gas & Consumable Fuels - 9.8%
Amyris, Inc. (a)(d)	878,802	2,487,010
Apache Corp.	97,127	7,487,520
BP PLC sponsored ADR	151,376	6,321,462
Canadian Natural Resources Ltd.	218,700	6,294,491
Chevron Corp.	335,120	35,418,833
EV Energy Partners LP	24,800	1,505,360
Exxon Mobil Corp.	336,348	29,645,713
Occidental Petroleum Corp.	151,504	11,394,616
Peabody Energy Corp.	141,375	3,549,926
Royal Dutch Shell PLC Class A (United Kingdom)	281,291	9,418,034
Suncor Energy, Inc.	407,400	13,312,734
The Williams Companies, Inc.	38,400	1,261,056
		128,096,755
TOTAL ENERGY		158,764,468
FINANCIALS - 18.8%
Capital Markets - 2.9%
Charles Schwab Corp.	843,768	11,053,361
KKR & Co. LP	258,680	3,556,850
Morgan Stanley	963,222	16,249,555
Northern Trust Corp.	94,288	4,527,710
UBS AG	123,000	1,928,830
		37,316,306
Commercial Banks - 5.7%
CIT Group, Inc. (a)	118,174	4,378,347
PNC Financial Services Group, Inc.	59,630	3,347,628
Standard Chartered PLC (United Kingdom)	97,251	2,267,046
SunTrust Banks, Inc.	331,145	8,990,587
U.S. Bancorp	392,090	12,648,823
Wells Fargo & Co.	1,292,897	42,678,530
		74,310,961
Diversified Financial Services - 7.6%
Bank of America Corp.	1,305,611	12,873,324
Citigroup, Inc.	627,639	21,697,480
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
CME Group, Inc.	25,715	$ 1,421,268
JPMorgan Chase & Co.	1,250,466	51,369,143
KKR Financial Holdings LLC	830,884	8,732,591
MSCI, Inc. Class A (a)	137,037	3,974,073
		100,067,879
Insurance - 2.1%
Genworth Financial, Inc. Class A (a)	438,367	2,608,284
Lincoln National Corp.	235,606	5,819,468
MetLife, Inc.	505,190	16,767,256
Prudential Financial, Inc.	52,264	2,724,000
		27,919,008
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)(d)	424,092	742,161
Radian Group, Inc. (d)	1,356,168	5,940,016
		6,682,177
TOTAL FINANCIALS		246,296,331
HEALTH CARE - 15.0%
Biotechnology - 2.5%
Achillion Pharmaceuticals, Inc. (a)	64,400	501,676
Amgen, Inc.	157,162	13,955,986
ARIAD Pharmaceuticals, Inc. (a)	43,895	981,492
AVEO Pharmaceuticals, Inc. (a)	58,300	378,950
Clovis Oncology, Inc.	38,100	585,978
Discovery Laboratories, Inc. (a)	108,400	233,060
Dynavax Technologies Corp. (a)	339,338	963,720
Exelixis, Inc. (a)	123,100	601,959
Gentium SpA sponsored ADR (a)	262,250	2,931,955
Infinity Pharmaceuticals, Inc. (a)	165,953	4,206,909
Intercept Pharmaceuticals, Inc.	36,231	846,718
Merrimack Pharmaceuticals, Inc.	110,401	788,263
Neurocrine Biosciences, Inc. (a)	13,658	102,162
NPS Pharmaceuticals, Inc. (a)	11,900	121,737
OncoGenex Pharmaceuticals, Inc. (a)	16,700	210,587
Rigel Pharmaceuticals, Inc. (a)	22,900	190,070
Synageva BioPharma Corp. (a)	52,494	2,568,531
Theravance, Inc. (a)	50,700	1,139,736
ZIOPHARM Oncology, Inc. (a)	320,740	1,404,841
		32,714,330
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.5%
Alere, Inc. (a)	958,332	$ 17,729,142
Align Technology, Inc. (a)	149,942	4,106,911
Boston Scientific Corp. (a)	443,005	2,454,248
CareFusion Corp. (a)	98,067	2,738,031
Haemonetics Corp. (a)	14,336	1,161,646
Insulet Corp. (a)	74,852	1,643,001
Mako Surgical Corp. (a)	22,900	316,020
NxStage Medical, Inc. (a)	27,700	332,954
Sirona Dental Systems, Inc. (a)	12,900	807,669
St. Jude Medical, Inc.	43,100	1,477,468
		32,767,090
Health Care Providers & Services - 2.9%
Aetna, Inc.	148,834	6,428,140
Brookdale Senior Living, Inc. (a)	149,828	3,829,604
HMS Holdings Corp. (a)	49,800	1,153,866
McKesson Corp.	157,831	14,910,295
WellPoint, Inc.	215,545	12,048,966
		38,370,871
Health Care Technology - 0.1%
HealthStream, Inc. (a)	19,900	472,028
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (a)(d)	80,043	4,299,110
QIAGEN NV (a)(d)	222,005	4,107,093
Thermo Fisher Scientific, Inc.	30,900	1,963,695
		10,369,898
Pharmaceuticals - 6.2%
Abbott Laboratories	145,325	9,446,125
Cardiome Pharma Corp. (a)	585,137	159,451
Elan Corp. PLC sponsored ADR (a)	360,960	3,602,381
Eli Lilly & Co.	110,618	5,424,707
Endo Pharmaceuticals Holdings, Inc. (a)	92,508	2,651,279
GlaxoSmithKline PLC sponsored ADR	121,089	5,208,038
Johnson & Johnson	154,413	10,767,218
Merck & Co., Inc.	503,454	22,303,012
Optimer Pharmaceuticals, Inc. (a)	61,600	627,704
Pfizer, Inc.	675,357	16,897,432
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
ViroPharma, Inc. (a)	138,700	$ 3,438,373
XenoPort, Inc. (a)	114,387	897,938
		81,423,658
TOTAL HEALTH CARE		196,117,875
INDUSTRIALS - 10.5%
Aerospace & Defense - 2.7%
Esterline Technologies Corp. (a)	23,326	1,426,152
Honeywell International, Inc.	105,780	6,487,487
Raytheon Co.	81,699	4,667,464
Rockwell Collins, Inc.	153,520	8,778,274
Spirit AeroSystems Holdings, Inc. Class A (a)	82,648	1,301,706
The Boeing Co.	102,529	7,615,854
United Technologies Corp.	64,265	5,148,269
		35,425,206
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	51,768	3,196,156
United Parcel Service, Inc. Class B	165,625	12,108,844
		15,305,000
Commercial Services & Supplies - 0.5%
Interface, Inc.	318,363	4,676,752
Republic Services, Inc.	78,300	2,229,201
		6,905,953
Electrical Equipment - 0.8%
AMETEK, Inc.	97,730	3,648,261
Emerson Electric Co.	37,875	1,902,461
Regal-Beloit Corp.	18,600	1,297,350
Roper Industries, Inc.	36,735	4,097,055
		10,945,127
Industrial Conglomerates - 2.6%
Danaher Corp.	34,150	1,843,076
General Electric Co.	1,504,382	31,787,592
		33,630,668
Machinery - 1.3%
Cummins, Inc.	6,500	638,040
Illinois Tool Works, Inc.	49,121	3,024,380
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand PLC	254,722	$ 12,425,339
Invensys PLC	277,900	1,404,724
		17,492,483
Professional Services - 1.4%
Acacia Research Corp. (a)	322,382	7,166,552
Bureau Veritas SA	29,210	3,240,847
IHS, Inc. Class A (a)	17,800	1,640,092
Michael Page International PLC	650,178	3,711,515
Nielsen Holdings B.V. (a)	50,400	1,427,328
Verisk Analytics, Inc. (a)	24,700	1,231,048
		18,417,382
TOTAL INDUSTRIALS		138,121,819
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 2.7%
Acme Packet, Inc. (a)	88,800	1,771,560
Brocade Communications Systems, Inc. (a)	473,095	2,687,180
Cisco Systems, Inc.	990,739	18,734,874
Juniper Networks, Inc. (a)	178,134	3,202,849
Polycom, Inc. (a)	201,500	2,107,690
QUALCOMM, Inc.	98,950	6,295,199
		34,799,352
Computers & Peripherals - 5.1%
Apple, Inc.	101,465	59,385,432
Dell, Inc.	272,900	2,630,756
EMC Corp. (a)	173,968	4,317,886
Fusion-io, Inc. (a)	23,400	545,922
		66,879,996
Electronic Equipment & Components - 0.1%
Aeroflex Holding Corp. (a)	251,976	1,632,804
Internet Software & Services - 2.7%
Cornerstone OnDemand, Inc. (a)	71,554	2,006,374
Demandware, Inc.	30,569	837,285
ExactTarget, Inc.	50,542	1,041,671
Google, Inc. Class A (a)	44,176	30,851,193
Responsys, Inc. (a)	27,262	177,748
		34,914,271
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 5.6%
Cognizant Technology Solutions Corp. Class A (a)	140,392	$ 9,438,554
Fidelity National Information Services, Inc.	143,324	5,173,996
IBM Corp.	39,531	7,513,657
MasterCard, Inc. Class A	38,800	18,960,784
Paychex, Inc.	370,605	12,059,487
The Western Union Co.	427,962	5,396,601
Visa, Inc. Class A	98,230	14,706,013
		73,249,092
Semiconductors & Semiconductor Equipment - 0.8%
Axcelis Technologies, Inc. (a)	733,688	726,351
Lam Research Corp. (a)	128,534	4,514,114
NXP Semiconductors NV (a)	178,427	4,367,893
Samsung Electronics Co. Ltd.	1,235	1,604,075
		11,212,433
Software - 3.4%
Citrix Systems, Inc. (a)	51,796	3,167,843
Concur Technologies, Inc. (a)	35,924	2,360,566
Electronic Arts, Inc. (a)	254,109	3,763,354
Guidewire Software, Inc.	18,600	556,140
Imperva, Inc.	12,500	384,500
Microsoft Corp.	838,951	22,332,876
Nuance Communications, Inc. (a)	129,234	2,874,164
Oracle Corp.	100,264	3,218,474
salesforce.com, Inc. (a)	21,600	3,405,672
VMware, Inc. Class A (a)	22,600	2,055,470
Workday, Inc.	6,700	335,670
		44,454,729
TOTAL INFORMATION TECHNOLOGY		267,142,677
MATERIALS - 0.8%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	7,400	613,756
Airgas, Inc.	35,948	3,183,914
E.I. du Pont de Nemours & Co.	42,800	1,846,392
LyondellBasell Industries NV Class A	63	3,133
The Dow Chemical Co.	29,500	890,605
W.R. Grace & Co. (a)	57,317	3,752,544
		10,290,344
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	106,597	$ 4,703,060
UTILITIES - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp.	25,500	1,627,410
FirstEnergy Corp.	149,202	6,335,117
		7,962,527
TOTAL COMMON STOCKS (Cost $1,117,407,106)		1,290,456,216
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Porsche Automobil Holding SE (Germany)	36,656	2,717,359
Volkswagen AG	21,381	4,628,485
		7,345,844
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,038,781)		7,345,844
Convertible Bonds - 0.0%
Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (e) (Cost $605,000)	$ 605,000	422,847
Money Market Funds - 1.6%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	10,431,609	$ 10,431,609
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	10,408,674	10,408,674
TOTAL MONEY MARKET FUNDS (Cost $20,840,283)		20,840,283
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,142,891,170)		1,319,065,190
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(8,729,906)
NET ASSETS - 100%		$ 1,310,335,284
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $422,847 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 605,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,506
Fidelity Securities Lending Cash Central Fund	192,886
Total	$ 204,392
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 153,044,572	$ 153,044,572	$ -	$ -
Consumer Staples	115,358,387	115,358,387	-	-
Energy	158,764,468	149,346,434	9,418,034	-
Financials	246,296,331	244,367,501	1,928,830	-
Health Care	196,117,875	196,117,875	-	-
Industrials	138,121,819	138,121,819	-	-
Information Technology	267,142,677	267,142,677	-	-
Materials	10,290,344	10,290,344	-	-
Telecommunication Services	4,703,060	4,703,060	-	-
Utilities	7,962,527	7,962,527	-	-
Corporate Bonds	422,847	-	422,847	-
Money Market Funds	20,840,283	20,840,283	-	-
Total Investments in Securities:	$ 1,319,065,190	$ 1,307,295,479	$ 11,769,711	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $10,140,593) - See accompanying schedule: Unaffiliated issuers (cost $1,122,050,887)	$ 1,298,224,907
Fidelity Central Funds (cost $20,840,283)	20,840,283
Total Investments (cost $1,142,891,170)		$ 1,319,065,190
Receivable for investments sold		1,381,370
Receivable for fund shares sold		296,174
Dividends receivable		3,377,316
Interest receivable		4,739
Distributions receivable from Fidelity Central Funds		14,987
Prepaid expenses		4,013
Other receivables		16,088
Total assets		1,324,159,877

Liabilities
Payable for investments purchased	$ 1,553,360
Payable for fund shares redeemed	786,724
Distributions payable	2,680
Accrued management fee	661,505
Distribution and service plan fees payable	88,763
Other affiliated payables	262,732
Other payables and accrued expenses	60,155
Collateral on securities loaned, at value	10,408,674
Total liabilities		13,824,593

Net Assets		$ 1,310,335,284
Net Assets consist of:
Paid in capital		$ 1,142,069,006
Distributions in excess of net investment income		(12)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,910,075)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		176,176,365
Net Assets		$ 1,310,335,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($123,302,745 ÷ 6,036,062 shares)	$ 20.43

Maximum offering price per share (100/94.25 of $20.43)	$ 21.68
Class T: Net Asset Value and redemption price per share ($76,150,650 ÷ 3,731,889 shares)	$ 20.41

Maximum offering price per share (100/96.50 of $20.41)	$ 21.15
Class B: Net Asset Value and offering price per share ($10,535,139 ÷ 548,499 shares)A	$ 19.21

Class C: Net Asset Value and offering price per share ($28,856,076 ÷ 1,512,420 shares)A	$ 19.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,071,490,674 ÷ 50,954,013 shares)	$ 21.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 25,596,650
Interest		13,814
Income from Fidelity Central Funds		204,392
Total income		25,814,856

Expenses
Management fee Basic fee	$ 7,172,295
Performance adjustment	1,321,024
Transfer agent fees	2,801,135
Distribution and service plan fees	1,053,013
Accounting and security lending fees	412,646
Custodian fees and expenses	84,781
Independent trustees' compensation	8,563
Registration fees	69,782
Audit	55,280
Legal	4,581
Interest	1,551
Miscellaneous	12,574
Total expenses before reductions	12,997,225
Expense reductions	(27,308)	12,969,917
Net investment income (loss)		12,844,939
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,470,497
Foreign currency transactions	(9,649)
Futures contracts	(1,015,182)
Total net realized gain (loss)		43,445,666
Change in net unrealized appreciation (depreciation) on: Investment securities	175,964,523
Assets and liabilities in foreign currencies	5,199
Total change in net unrealized appreciation (depreciation)		175,969,722
Net gain (loss)		219,415,388
Net increase (decrease) in net assets resulting from operations		$ 232,260,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,844,939	$ 8,794,104
Net realized gain (loss)	43,445,666	57,275,599
Change in net unrealized appreciation (depreciation)	175,969,722	(819,861)
Net increase (decrease) in net assets resulting from operations	232,260,327	65,249,842
Distributions to shareholders from net investment income	(17,554,132)	(5,835,086)
Distributions to shareholders from net realized gain	(24,770,255)	(1,297,814)
Total distributions	(42,324,387)	(7,132,900)
Share transactions - net increase (decrease)	(103,985,044)	54,061,714
Total increase (decrease) in net assets	85,950,896	112,178,656

Net Assets
Beginning of period	1,224,384,388	1,112,205,732
End of period (including distributions in excess of net investment income of $12 and undistributed net investment income of $5,398,346, respectively)	$ 1,310,335,284	$ 1,224,384,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 16.69	$ 15.19	$ 10.13	$ 20.95
Income from Investment Operations
Net investment income (loss) C	.15	.09	.05	.06	.11
Net realized and unrealized gain (loss)	3.30	.87	1.52	5.08	(9.79)
Total from investment operations	3.45	.96	1.57	5.14	(9.68)
Distributions from net investment income	(.18)	(.06)	(.07)	(.08)	(.06)
Distributions from net realized gain	(.41)	(.02)	-	-	(1.08)
Total distributions	(.59)	(.08)	(.07)	(.08)	(1.14)
Net asset value, end of period	$ 20.43	$ 17.57	$ 16.69	$ 15.19	$ 10.13
Total Return A,B	19.69%	5.73%	10.36%	51.10%	(48.83)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.25%	1.29%	1.22%	1.16%	1.12%
Expenses net of fee waivers, if any	1.25%	1.29%	1.22%	1.16%	1.12%
Expenses net of all reductions	1.24%	1.28%	1.21%	1.15%	1.11%
Net investment income (loss)	.76%	.49%	.31%	.49%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,303	$ 103,670	$ 116,837	$ 112,450	$ 85,997
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.51	$ 16.63	$ 15.14	$ 10.07	$ 20.80
Income from Investment Operations
Net investment income (loss) C	.10	.04	.01	.03	.07
Net realized and unrealized gain (loss)	3.29	.87	1.52	5.06	(9.74)
Total from investment operations	3.39	.91	1.53	5.09	(9.67)
Distributions from net investment income	(.10)	- G	(.04)	(.02)	-
Distributions from net realized gain	(.39)	(.02)	-	-	(1.06)
Total distributions	(.49)	(.03) H	(.04)	(.02)	(1.06)
Net asset value, end of period	$ 20.41	$ 17.51	$ 16.63	$ 15.14	$ 10.07
Total Return A,B	19.39%	5.44%	10.09%	50.71%	(48.96)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.54%	1.47%	1.42%	1.38%
Expenses net of fee waivers, if any	1.49%	1.54%	1.47%	1.42%	1.38%
Expenses net of all reductions	1.49%	1.53%	1.47%	1.41%	1.37%
Net investment income (loss)	.52%	.24%	.06%	.23%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,151	$ 69,678	$ 76,373	$ 87,009	$ 67,701
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.021 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 15.72	$ 14.35	$ 9.57	$ 19.77
Income from Investment Operations
Net investment income (loss) C	- G	(.05)	(.07)	(.03)	(.02)
Net realized and unrealized gain (loss)	3.10	.82	1.44	4.81	(9.26)
Total from investment operations	3.10	.77	1.37	4.78	(9.28)
Distributions from net realized gain	(.38)	-	-	-	(.92)
Net asset value, end of period	$ 19.21	$ 16.49	$ 15.72	$ 14.35	$ 9.57
Total Return A,B	18.77%	4.90%	9.55%	49.95%	(49.20)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.02%	2.04%	1.98%	1.91%	1.88%
Expenses net of fee waivers, if any	2.02%	2.04%	1.98%	1.91%	1.88%
Expenses net of all reductions	2.01%	2.04%	1.97%	1.90%	1.87%
Net investment income (loss)	(.01)%	(.26)%	(.45)%	(.26)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,535	$ 12,839	$ 17,535	$ 21,907	$ 19,561
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.41	$ 15.65	$ 14.28	$ 9.53	$ 19.73
Income from Investment Operations
Net investment income (loss) C	- G	(.04)	(.07)	(.03)	(.02)
Net realized and unrealized gain (loss)	3.09	.80	1.44	4.78	(9.21)
Total from investment operations	3.09	.76	1.37	4.75	(9.23)
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.39)	-	-	-	(.97)
Total distributions	(.42)	-	-	-	(.97)
Net asset value, end of period	$ 19.08	$ 16.41	$ 15.65	$ 14.28	$ 9.53
Total Return A,B	18.83%	4.86%	9.59%	49.84%	(49.17)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.00%	2.03%	1.97%	1.91%	1.87%
Expenses net of fee waivers, if any	2.00%	2.03%	1.97%	1.91%	1.87%
Expenses net of all reductions	1.99%	2.03%	1.96%	1.90%	1.86%
Net investment income (loss)	.01%	(.25)%	(.44)%	(.26)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,856	$ 24,197	$ 25,162	$ 24,650	$ 25,421
Portfolio turnover rate E	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.13	$ 17.22	$ 15.65	$ 10.48	$ 21.62
Income from Investment Operations
Net investment income (loss) B	.22	.15	.11	.10	.16
Net realized and unrealized gain (loss)	3.40	.89	1.57	5.22	(10.10)
Total from investment operations	3.62	1.04	1.68	5.32	(9.94)
Distributions from net investment income	(.31)	(.11)	(.11)	(.15)	(.12)
Distributions from net realized gain	(.41)	(.02)	-	-	(1.08)
Total distributions	(.72)	(.13)	(.11)	(.15)	(1.20)
Net asset value, end of period	$ 21.03	$ 18.13	$ 17.22	$ 15.65	$ 10.48
Total Return A	20.10%	6.03%	10.78%	51.54%	(48.66)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.95%	.88%	.84%	.80%
Expenses net of fee waivers, if any	.91%	.95%	.88%	.84%	.80%
Expenses net of all reductions	.91%	.94%	.87%	.83%	.79%
Net investment income (loss)	1.10%	.83%	.65%	.82%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,071,491	$ 1,013,999	$ 876,299	$ 924,675	$ 637,400
Portfolio turnover rate D	59%	83%	146%	185%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

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3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales transactions.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 234,860,962
Gross unrealized depreciation	(69,581,039)
Net unrealized appreciation (depreciation) on securities and other investments	$ 165,279,923

Tax Cost	$ 1,153,785,267

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,984,022
Net unrealized appreciation (depreciation)	$ 165,282,268

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 18,679,689	$ 7,132,900
Long-term Capital Gains	23,644,698	-
Total	$ 42,324,387	$ 7,132,900

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(1,015,182) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $756,826,699 and $894,629,466, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 291,924	$ 1,763
Class T	.25%	.25%	369,754	2,187
Class B	.75%	.25%	119,594	90,601
Class C	.75%	.25%	271,741	29,935
			$ 1,053,013	$ 124,486

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,873
Class T	8,807
Class B*	15,719
Class C*	2,697
$ 59,096

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 332,716.28
Class T	209,110.28
Class B	36,120.30
Class C	77,270.28
Institutional Class	2,145,919.20
	$ 2,801,135

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $31,546 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,374,571.43%		$ 1,551

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,496 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $192,886, including $5,587 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,274 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $34.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 1,078,226	$ 390,763
Class T	375,579	18,328
Class C	48,918	-
Institutional Class	16,051,409	5,425,995
Total	$ 17,554,132	$ 5,835,086
From net realized gain
Class A	$ 2,386,881	$ 146,536
Class T	1,426,914	96,223
Class B	202,398	-
Class C	573,674	-
Institutional Class	20,180,388	1,055,055
Total	$ 24,770,255	$ 1,297,814

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,413,103	2,705,630	$ 27,688,034	$ 50,303,214
Reinvestment of distributions	159,026	27,986	3,196,230	498,989
Shares redeemed	(1,437,321)	(3,830,887)	(28,289,639)	(70,850,409)
Net increase (decrease)	134,808	(1,097,271)	$ 2,594,625	$ (20,048,206)
Class T
Shares sold	701,433	541,986	$ 13,951,718	$ 9,898,711
Reinvestment of distributions	86,842	6,292	1,767,817	112,068
Shares redeemed	(1,036,832)	(1,160,678)	(20,267,280)	(21,213,551)
Net increase (decrease)	(248,557)	(612,400)	$ (4,547,745)	$ (11,202,772)
Class B
Shares sold	12,858	23,670	$ 235,820	$ 424,539
Reinvestment of distributions	9,445	-	181,350	-
Shares redeemed	(252,591)	(360,469)	(4,660,207)	(6,235,827)
Net increase (decrease)	(230,288)	(336,799)	$ (4,243,037)	$ (5,811,288)
Class C
Shares sold	342,265	331,538	$ 6,287,339	$ 5,799,695
Reinvestment of distributions	29,148	-	555,861	-
Shares redeemed	(333,164)	(465,405)	(6,136,206)	(7,933,683)
Net increase (decrease)	38,249	(133,867)	$ 706,994	$ (2,133,988)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Institutional Class
Shares sold	8,141,510	14,264,205	$ 164,428,797	$ 268,029,356
Reinvestment of distributions	1,775,271	352,333	36,037,728	6,461,788
Shares redeemed	(14,893,473)	(9,581,595)	(298,962,406)	(181,233,176)
Net increase (decrease)	(4,976,692)	5,034,943	$ (98,495,881)	$ 93,257,968

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund and Fidelity Advisor Freedom 2030 Fund were the owners of record of approximately 11%, 11% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 69% of the total outstanding shares of the Fund.

Effective after the close of business on December 7, 2012, 20,043,896 shares of the Fund held by the Fidelity Advisor Freedom Funds were redeemed for cash and securities, with a value of $422,926,209. The Fidelity Advisor Freedom Funds' ownership in the Fund was reduced to 54%. The Fund did not recognize gain or loss for federal income tax purposes.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Inst Class	12/21/12	12/24/12	$0.020	$0.040
	01/14/13	01/11/13	$0.000	$0.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 31, 2012, $27,193,230 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 94% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 96% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Institutional Class ranked below its competitive median for 2011 and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

LCI-UANN-0113
1.786692.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.11%	1.04%	8.26%
Class T (incl. 3.50% sales charge)	0.01%	1.29%	8.29%
Class B (incl. contingent deferred sales charge) A	-1.63%	1.13%	8.31%
Class C (incl. contingent deferred sales charge) B	2.17%	1.48%	8.10%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from James Harmon, Portfolio Manager of Fidelity Advisor® Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 3.87%, 3.64%, 3.03% and 3.10%, respectively (excluding sales charges), significantly trailing the 13.09% gain of the Russell 2000® Index. Performance was hurt the most by stock picking, notably among the capital goods industry, software-related names and financials sectors, where significant underweightings in real estate investment trusts (REITs) and banks also detracted. The fund's average cash allocation of 4% hurt in a rising market. Conversely, we had good positioning in the consumer staples sector, while an overweighting in consumer discretionary more than made up for weak stock picking there. On an individual basis, the biggest detractor was FTI Consulting, a business consulting firm. Consumer finance company EZCORP also detracted, as did oil-field services company TETRA Technologies and capital goods stocks GrafTech International and Moog. On the positive side, branded products company Prestige Brands Holdings enjoyed favorable results, as did Ascena Retail Group, a specialty apparel retailer, and contact lens manufacturer Cooper Companies. GrafTech and Moog were not in the benchmark, and some of the stocks I've mentioned were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.05%
Actual		$ 1,000.00	$ 1,060.30	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.75	$ 5.30
Class T	1.24%
Actual		$ 1,000.00	$ 1,058.90	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.26
Class B	1.82%
Actual		$ 1,000.00	$ 1,055.80	$ 9.35
HypotheticalA		$ 1,000.00	$ 1,015.90	$ 9.17
Class C	1.79%
Actual		$ 1,000.00	$ 1,056.20	$ 9.20
HypotheticalA		$ 1,000.00	$ 1,016.05	$ 9.02
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,061.60	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.35	$ 3.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Tupperware Brands Corp.	1.9	2.7
Ascena Retail Group, Inc.	1.8	2.1
iGate Corp.	1.7	2.3
Moog, Inc. Class A	1.7	1.8
Insight Enterprises, Inc.	1.6	1.6
HCC Insurance Holdings, Inc.	1.6	1.3
Prestige Brands Holdings, Inc.	1.6	0.9
Aeropostale, Inc.	1.5	1.9
Unifirst Corp. Massachusetts	1.4	0.0
The Cooper Companies, Inc.	1.4	1.1
	16.2
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.4	14.8
Financials	18.0	10.9
Industrials	15.4	21.2
Information Technology	14.1	20.0
Health Care	12.2	16.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012 *		As of May 31, 2012 **
	Stocks 99.1%		Stocks 98.5%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.5%
* Foreign investments	18.8%	** Foreign investments	26.2%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 1.4%
Dorman Products, Inc.	1,300,000	$ 44,460
Sungwoo Hitech Co. Ltd.	800,000	8,831
		53,291
Diversified Consumer Services - 2.5%
Best Bridal, Inc. (e)	15,908	16,354
Grand Canyon Education, Inc. (a)	1,700,000	40,256
Meiko Network Japan Co. Ltd. (e)	2,500,000	25,756
Steiner Leisure Ltd. (a)	270,000	12,420
		94,786
Hotels, Restaurants & Leisure - 2.0%
AFC Enterprises, Inc. (a)(e)	1,219,281	32,238
Einstein Noah Restaurant Group, Inc.	840,000	13,448
Life Time Fitness, Inc. (a)	600,000	28,236
		73,922
Household Durables - 2.6%
Hajime Construction Co. Ltd.	800,000	25,214
Tupperware Brands Corp.	1,100,000	71,334
		96,548
Internet & Catalog Retail - 0.7%
HSN, Inc.	500,000	26,445
Specialty Retail - 8.0%
Aarons, Inc. Class A	1,400,000	40,180
Aeropostale, Inc. (a)	4,056,300	56,018
Ascena Retail Group, Inc. (a)	3,400,000	68,340
Conn's, Inc. (a)(d)	1,150,000	32,522
Genesco, Inc. (a)	500,000	27,665
Jumbo SA	2,700,000	17,873
Penske Automotive Group, Inc.	1,000,000	29,130
Williams-Sonoma, Inc.	600,000	27,156
		298,884
Textiles, Apparel & Luxury Goods - 3.2%
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,236,704	43,526
Steven Madden Ltd. (a)	900,000	40,059
Wolverine World Wide, Inc.	800,000	34,624
		118,209
TOTAL CONSUMER DISCRETIONARY		762,085
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 6.2%
Food & Staples Retailing - 2.5%
Ain Pharmaciez, Inc.	330,000	$ 18,810
Sundrug Co. Ltd.	890,000	32,002
Tsuruha Holdings, Inc.	550,000	41,457
		92,269
Food Products - 0.7%
Darling International, Inc. (a)	1,600,000	26,992
Personal Products - 3.0%
Atrium Innovations, Inc. (a)(e)	2,300,000	26,627
Prestige Brands Holdings, Inc. (a)(e)	2,700,000	58,320
USANA Health Sciences, Inc. (a)(d)	628,325	25,937
		110,884
TOTAL CONSUMER STAPLES		230,145
ENERGY - 6.9%
Energy Equipment & Services - 4.5%
Cathedral Energy Services Ltd. (e)	2,900,000	15,502
Pason Systems, Inc.	2,200,000	36,920
SEACOR Holdings, Inc. (a)	380,000	34,428
Superior Energy Services, Inc. (a)	1,200,000	24,372
Unit Corp. (a)	700,000	31,444
Western Energy Services Corp. (a)(f)	1,080,720	7,235
Western Energy Services Corp.	2,600,000	17,406
		167,307
Oil, Gas & Consumable Fuels - 2.4%
Hargreaves Services PLC	1,200,000	15,015
Sunoco Logistics Partners LP	600,000	30,492
World Fuel Services Corp.	1,100,000	42,845
		88,352
TOTAL ENERGY		255,659
FINANCIALS - 18.0%
Capital Markets - 0.6%
Virtus Investment Partners, Inc. (a)	197,033	22,631
Commercial Banks - 4.8%
Bank of the Ozarks, Inc.	131,528	4,180
City National Corp.	500,000	24,345
Commerce Bancshares, Inc.	735,000	26,298
East West Bancorp, Inc.	1,300,000	27,495
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
First Financial Bankshares, Inc. (d)	396,435	$ 15,425
Prosperity Bancshares, Inc.	700,000	28,791
Sterling Financial Corp.	1,300,000	26,741
SVB Financial Group (a)	500,000	27,610
		180,885
Consumer Finance - 1.0%
EZCORP, Inc. (non-vtg.) Class A (a)	2,000,000	38,440
Diversified Financial Services - 0.2%
Davis + Henderson Corp.	280,000	6,021
Insurance - 5.3%
HCC Insurance Holdings, Inc.	1,600,000	59,008
National Financial Partners Corp. (a)(d)	1,400,000	23,254
Primerica, Inc.	1,800,000	51,534
ProAssurance Corp.	350,000	31,738
Reinsurance Group of America, Inc.	640,000	32,768
		198,302
Real Estate Investment Trusts - 4.9%
EastGroup Properties, Inc.	500,000	26,140
EPR Properties	600,000	27,210
Equity Lifestyle Properties, Inc.	400,000	26,256
First Industrial Realty Trust, Inc. (a)	2,000,000	26,400
National Health Investors, Inc.	370,433	20,559
Rouse Properties, Inc. (d)	1,600,000	24,000
Sovran Self Storage, Inc.	500,000	30,895
		181,460
Real Estate Management & Development - 0.4%
Relo Holdings Corp.	380,000	14,313
Thrifts & Mortgage Finance - 0.8%
EverBank Financial Corp.	1,900,000	28,082
ViewPoint Financial Group	101,762	2,081
		30,163
TOTAL FINANCIALS		672,215
HEALTH CARE - 12.2%
Biotechnology - 0.7%
United Therapeutics Corp. (a)	500,000	26,275
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.2%
DENTSPLY International, Inc.	800,000	$ 31,760
The Cooper Companies, Inc.	550,000	52,217
		83,977
Health Care Providers & Services - 8.6%
AmSurg Corp. (a)	1,300,000	36,426
Centene Corp. (a)	750,000	32,933
Community Health Systems, Inc. (a)	1,000,000	29,460
HealthSouth Corp. (a)	800,000	17,592
Healthways, Inc. (a)(e)	2,300,000	24,886
Henry Schein, Inc. (a)	400,000	32,308
MEDNAX, Inc. (a)	500,000	39,500
Molina Healthcare, Inc. (a)	1,400,000	38,976
The Ensign Group, Inc. (e)	1,400,000	36,106
Universal Health Services, Inc. Class B	700,000	31,549
		319,736
Pharmaceuticals - 0.7%
Jazz Pharmaceuticals PLC (a)	500,000	26,940
TOTAL HEALTH CARE		456,928
INDUSTRIALS - 15.4%
Aerospace & Defense - 4.5%
Curtiss-Wright Corp.	300,000	9,519
Esterline Technologies Corp. (a)	200,000	12,228
Moog, Inc. Class A (a)	1,700,000	62,492
QinetiQ Group PLC	13,029,339	41,312
Teledyne Technologies, Inc. (a)	700,000	44,100
		169,651
Commercial Services & Supplies - 3.0%
Mitie Group PLC	6,500,000	27,951
The Geo Group, Inc.	1,100,000	31,020
Unifirst Corp. Massachusetts	750,000	52,928
		111,899
Construction & Engineering - 2.2%
AECOM Technology Corp. (a)	1,800,000	40,662
Badger Daylighting Ltd. (d)(e)	860,000	26,674
Cosco International Holdings Ltd.	260,000	107
Imtech NV	700,000	15,659
		83,102
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.4%
Actuant Corp. Class A	1,500,000	$ 43,155
Hy-Lok Corp.	400,000	7,538
		50,693
Marine - 0.2%
SITC International Holdings Co. Ltd.	21,000,000	6,205
Professional Services - 2.5%
Benefit One, Inc. (e)	13,000	13,959
CBIZ, Inc. (a)(d)(e)	5,100,000	29,631
en-japan, Inc.	867	794
Navigant Consulting, Inc. (a)	300,000	3,123
Stantec, Inc.	1,200,000	45,011
		92,518
Road & Rail - 0.4%
Landstar System, Inc.	327,537	16,564
Trading Companies & Distributors - 1.2%
WESCO International, Inc. (a)	700,000	45,255
TOTAL INDUSTRIALS		575,887
INFORMATION TECHNOLOGY - 14.1%
Communications Equipment - 0.9%
NETGEAR, Inc. (a)	950,000	33,117
Electronic Equipment & Components - 2.5%
Insight Enterprises, Inc. (a)(e)	3,500,000	59,290
PC Connection, Inc.	737,685	7,819
ScanSource, Inc. (a)	854,806	25,260
		92,369
Internet Software & Services - 2.0%
Perficient, Inc. (a)(e)	2,800,000	30,492
Stamps.com, Inc. (a)(e)	1,400,000	35,518
ValueClick, Inc. (a)	404,808	7,639
		73,649
IT Services - 7.0%
Acxiom Corp. (a)	1,700,000	30,073
EPAM Systems, Inc.	1,900,000	39,083
Euronet Worldwide, Inc. (a)	320,300	7,130
ExlService Holdings, Inc. (a)	1,100,000	29,535
Genpact Ltd.	1,700,000	27,285
Global Payments, Inc.	700,000	30,737
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
iGate Corp. (a)(e)	4,300,000	$ 64,457
Sopra Group SA	100,000	5,202
WEX, Inc. (a)	400,000	28,784
		262,286
Software - 1.7%
Axway Software SA	420,000	6,992
NIIT Technologies Ltd. (e)	3,800,000	19,569
Simplex Holdings, Inc. (e)	38,000	10,454
SWORD Group (e)	820,000	13,117
Zensar Technologies Ltd. (e)	3,255,558	15,637
		65,769
TOTAL INFORMATION TECHNOLOGY		527,190
MATERIALS - 5.2%
Chemicals - 1.9%
FUCHS PETROLUB AG	350,000	22,336
PolyOne Corp.	2,500,000	50,350
		72,686
Metals & Mining - 3.3%
Aurubis AG	450,000	28,595
Maharashtra Seamless Ltd.	750,000	4,125
Reliance Steel & Aluminum Co.	700,000	39,480
SunCoke Energy, Inc. (a)	3,100,000	50,375
		122,575
TOTAL MATERIALS		195,261
UTILITIES - 0.7%
Gas Utilities - 0.7%
New Jersey Resources Corp.	600,000	24,348
TOTAL COMMON STOCKS (Cost $3,306,006)		3,699,718
Money Market Funds - 1.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	17,179,112	$ 17,179
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	44,337,559	44,338
TOTAL MONEY MARKET FUNDS (Cost $61,517)		61,517
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $3,367,523)		3,761,235
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(29,730)
NET ASSETS - 100%		$ 3,731,505
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,235,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 245
Fidelity Securities Lending Cash Central Fund	1,610
Total	$ 1,855
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acxiom Corp.	$ 68,242	$ -	$ 57,031	$ -	$ -
Aeropostale, Inc.	62,913	-	-	-	-
AFC Enterprises, Inc.	38,177	-	24,496	-	32,238
Alpha & Omega Semiconductor Ltd.	14,440	-	12,779	-	-
AmSurg Corp.	60,138	-	26,425	-	-
Atrium Innovations, Inc.	25,525	1,521	290	-	26,627
Badger Daylighting Ltd.	-	22,727	186	545	26,674
Benchmark Electronics, Inc.	44,808	-	48,223	-	-
Benefit One, Inc.	8,756	-	339	448	13,959
Best Bridal, Inc.	12,041	3,407	-	330	16,354
Career Education Corp.	-	36,241	22,161	-	-
Cathedral Energy Services Ltd.	17,323	1,709	-	687	15,502
CBIZ, Inc.	33,490	-	2,575	-	29,631
centrotherm photovoltaics AG	17,833	-	1,939	-	-
COLTENE Holding AG	12,215	-	9,688	370	-
Cutera, Inc.	8,880	-	7,712	-	-
DSP Group, Inc.	7,429	-	7,615	-	-
Einstein Noah Restaurant Group, Inc.	15,888	-	4,452	105	-
Electro Scientific Industries, Inc.	19,782	-	22,720	97	-
EPIQ Systems, Inc.	43,282	-	37,581	204	-
eResearchTechnology, Inc.	17,821	-	30,661	-	-
Esterline Technologies Corp.	75,546	18,254	89,213	-	-
Euronet Worldwide, Inc.	76,406	-	72,752	-	-
FTI Consulting, Inc.	136,425	16,987	107,099	-	-
Groupe Steria SCA	48,634	219	38,461	1,009	-
Healthways, Inc.	21,762	-	11,095	-	24,886
iGate Corp.	87,313	-	23,076	-	64,457
Insight Enterprises, Inc.	60,087	4,935	16,020	-	59,290
JDA Software Group, Inc.	99,524	-	95,614	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Meiko Network Japan Co. Ltd.	$ 21,959	$ -	$ 312	$ 738	$ 25,756
Molina Healthcare, Inc.	83,353	-	68,152	-	-
National Financial Partners Corp.	30,052	-	12,588	-	-
Navigant Consulting, Inc.	29,705	-	25,942	-	-
NIIT Technologies Ltd.	14,983	422	-	532	19,569
Perficient, Inc.	19,267	6,912	-	-	30,492
Prestige Brands Holdings, Inc.	26,694	-	30	-	58,320
Simplex Holdings, Inc.	8,396	4,985	-	208	10,454
Stamps.com, Inc.	-	30,729	-	-	35,518
SWORD Group	11,061	3,365	38	1,267	13,117
TETRA Technologies, Inc.	65,159	-	46,895	-	-
The Ensign Group, Inc.	-	40,106	-	90	36,106
TNS, Inc.	51,188	-	46,790	-	-
ViaSat, Inc.	114,802	-	107,864	-	-
Vishay Precision Group, Inc.	17,536	-	16,751	-	-
VSE Corp.	13,389	-	12,641	74	-
WNS Holdings Ltd. sponsored ADR	39,575	3,338	35,455	-	-
Zensar Technologies Ltd.	5,422	5,090	-	294	15,637
Total	$ 1,687,221	$ 200,947	$ 1,143,661	$ 6,998	$ 554,587
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 762,085	$ 694,761	$ 67,324	$ -
Consumer Staples	230,145	137,876	92,269	-
Energy	255,659	255,659	-	-
Financials	672,215	657,902	14,313	-
Health Care	456,928	456,928	-	-
Industrials	575,887	561,134	14,753	-
Information Technology	527,190	516,736	10,454	-
Materials	195,261	195,261	-	-
Utilities	24,348	24,348	-	-
Money Market Funds	61,517	61,517	-	-
Total Investments in Securities:	$ 3,761,235	$ 3,562,122	$ 199,113	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.2%
Japan	5.4%
Canada	4.9%
United Kingdom	2.3%
Germany	1.4%
India	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $43,798) - See accompanying schedule: Unaffiliated issuers (cost $2,799,528)	$ 3,145,131
Fidelity Central Funds (cost $61,517)	61,517
Other affiliated issuers (cost $506,478)	554,587
Total Investments (cost $3,367,523)		$ 3,761,235
Cash		939
Receivable for investments sold		46,670
Receivable for fund shares sold		2,298
Dividends receivable		3,481
Distributions receivable from Fidelity Central Funds		35
Prepaid expenses		11
Other receivables		19
Total assets		3,814,688

Liabilities
Payable for investments purchased	$ 16,980
Payable for fund shares redeemed	18,527
Accrued management fee	1,454
Distribution and service plan fees payable	957
Other affiliated payables	835
Other payables and accrued expenses	92
Collateral on securities loaned, at value	44,338
Total liabilities		83,183

Net Assets		$ 3,731,505
Net Assets consist of:
Paid in capital		$ 3,383,021
Accumulated net investment loss		(4,395)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,808)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,687
Net Assets		$ 3,731,505

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,211,556 ÷ 53,977 shares)	$ 22.45

Maximum offering price per share (100/94.25 of $22.45)	$ 23.82
Class T: Net Asset Value and redemption price per share ($1,054,481 ÷ 48,990 shares)	$ 21.52

Maximum offering price per share (100/96.50 of $21.52)	$ 22.30
Class B: Net Asset Value and offering price per share ($40,139 ÷ 2,083 shares)A	$ 19.27

Class C: Net Asset Value and offering price per share ($284,267 ÷ 14,579 shares)A	$ 19.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,141,062 ÷ 48,080 shares)	$ 23.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $6,998 earned from other affiliated issuers)		$ 39,242
Interest		1
Income from Fidelity Central Funds		1,855
Income before foreign taxes withheld		41,098
Less foreign taxes withheld		(2,350)
Total income		38,748

Expenses
Management fee Basic fee	$ 29,667
Performance adjustment	(8,605)
Transfer agent fees	9,875
Distribution and service plan fees	12,917
Accounting and security lending fees	1,064
Custodian fees and expenses	250
Independent trustees' compensation	28
Registration fees	180
Audit	76
Legal	15
Miscellaneous	49
Total expenses before reductions	45,516
Expense reductions	(294)	45,222
Net investment income (loss)		(6,474)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,508
Other affiliated issuers	(48,248)
Foreign currency transactions	(328)
Total net realized gain (loss)		(41,068)
Change in net unrealized appreciation (depreciation) on: Investment securities	195,771
Assets and liabilities in foreign currencies	(17)
Total change in net unrealized appreciation (depreciation)		195,754
Net gain (loss)		154,686
Net increase (decrease) in net assets resulting from operations		$ 148,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,474)	$ (18,684)
Net realized gain (loss)	(41,068)	433,665
Change in net unrealized appreciation (depreciation)	195,754	(322,839)
Net increase (decrease) in net assets resulting from operations	148,212	92,142
Distributions to shareholders from net realized gain	(357,601)	(248,271)
Share transactions - net increase (decrease)	(461,339)	123,294
Total increase (decrease) in net assets	(670,728)	(32,835)

Net Assets
Beginning of period	4,402,233	4,435,068
End of period (including accumulated net investment loss of $4,395 and $0, respectively)	$ 3,731,505	$ 4,402,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.60	$ 24.35	$ 21.00	$ 17.69	$ 25.12
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09) F	(.13)	(.03)	.06
Net realized and unrealized gain (loss)	.79	.67	3.48	4.09	(6.54)
Total from investment operations	.76	.58	3.35	4.06	(6.48)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Total distributions	(1.91)	(1.33)	-	(.75)	(.95)
Net asset value, end of period	$ 22.45	$ 23.60	$ 24.35	$ 21.00	$ 17.69
Total Return A, B	3.87%	2.17%	15.95%	24.04%	(26.81)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.31%	1.44%	1.53%	1.35%
Expenses net of fee waivers, if any	1.06%	1.31%	1.40%	1.40%	1.35%
Expenses net of all reductions	1.06%	1.31%	1.40%	1.40%	1.34%
Net investment income (loss)	(.13)%	(.35)% F	(.58)%	(.16)%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 1,212	$ 1,461	$ 1,501	$ 1,223	$ 802
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 23.57	$ 20.37	$ 17.20	$ 24.49
Income from Investment Operations
Net investment income (loss) C	(.07)	(.13) F	(.18)	(.07)	.02
Net realized and unrealized gain (loss)	.75	.64	3.38	3.96	(6.36)
Total from investment operations	.68	.51	3.20	3.89	(6.34)
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Net asset value, end of period	$ 21.52	$ 22.75	$ 23.57	$ 20.37	$ 17.20
Total Return A, B	3.64%	1.94%	15.71%	23.69%	(26.93)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.51%	1.63%	1.74%	1.54%
Expenses net of fee waivers, if any	1.26%	1.51%	1.63%	1.65%	1.54%
Expenses net of all reductions	1.25%	1.51%	1.63%	1.65%	1.53%
Net investment income (loss)	(.33)%	(.55)% F	(.81)%	(.41)%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 1,054	$ 1,244	$ 1,356	$ 1,277	$ 1,020
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.70)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.69	$ 21.66	$ 18.82	$ 16.02	$ 23.01
Income from Investment Operations
Net investment income (loss) C	(.18)	(.25) F	(.27)	(.15)	(.10)
Net realized and unrealized gain (loss)	.67	.61	3.11	3.67	(5.94)
Total from investment operations	.49	.36	2.84	3.52	(6.04)
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Net asset value, end of period	$ 19.27	$ 20.69	$ 21.66	$ 18.82	$ 16.02
Total Return A, B	3.03%	1.39%	15.09%	23.10%	(27.38)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	2.10%	2.22%	2.31%	2.11%
Expenses net of fee waivers, if any	1.85%	2.10%	2.15%	2.15%	2.11%
Expenses net of all reductions	1.84%	2.10%	2.14%	2.15%	2.10%
Net investment income (loss)	(.92)%	(1.14)% F	(1.33)%	(.91)%	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 55	$ 76	$ 89	$ 87
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.90	$ 21.87	$ 19.00	$ 16.16	$ 23.20
Income from Investment Operations
Net investment income (loss) C	(.17)	(.24) F	(.27)	(.15)	(.10)
Net realized and unrealized gain (loss)	.68	.60	3.14	3.71	(5.99)
Total from investment operations	.51	.36	2.87	3.56	(6.09)
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Net asset value, end of period	$ 19.50	$ 20.90	$ 21.87	$ 19.00	$ 16.16
Total Return A, B	3.10%	1.37%	15.11%	23.15%	(27.37)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.81%	2.06%	2.18%	2.28%	2.10%
Expenses net of fee waivers, if any	1.81%	2.06%	2.15%	2.15%	2.10%
Expenses net of all reductions	1.80%	2.05%	2.14%	2.15%	2.09%
Net investment income (loss)	(.88)%	(1.10)% F	(1.33)%	(.91)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 328	$ 336	$ 299	$ 214
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.25)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.77	$ 25.42	$ 21.86	$ 18.42	$ 26.03
Income from Investment Operations
Net investment income (loss) B	.04	(.01) E	(.07)	.02	.14
Net realized and unrealized gain (loss)	.83	.69	3.63	4.24	(6.80)
Total from investment operations	.87	.68	3.56	4.26	(6.66)
Distributions from net investment income	-	-	-	(.10)	-
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Total distributions	(1.91)	(1.33)	-	(.82)	(.95)
Net asset value, end of period	$ 23.73	$ 24.77	$ 25.42	$ 21.86	$ 18.42
Total Return A	4.15%	2.49%	16.29%	24.31%	(26.56)%
Ratios to Average Net Assets C, F
Expenses before reductions	.75%	1.01%	1.12%	1.21%	1.03%
Expenses net of fee waivers, if any	.75%	1.01%	1.12%	1.15%	1.03%
Expenses net of all reductions	.74%	1.00%	1.12%	1.15%	1.01%
Net investment income (loss)	.18%	(.05)% E	(.30)%	.09%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 1,141	$ 1,314	$ 1,165	$ 977	$ 555
Portfolio turnover rate D	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 591,118
Gross unrealized depreciation	(197,237)
Net unrealized appreciation (depreciation) on securities and other investments	$ 393,881

Tax Cost	$ 3,367,354

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (40,976)
Net unrealized appreciation (depreciation)	$ 393,856

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (40,976)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Long-term Capital Gains	$ 357,601	$ 248,271

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,765,528 and $3,609,826, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,438	$ 53
Class T	.25%	.25%	5,875	14
Class B	.75%	.25%	479	360
Class C	.75%	.25%	3,125	278
			$ 12,917	$ 705

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 157
Class T	29
Class B*	81
Class C*	24
$ 291

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,710.27
Class T	2,533.22
Class B	145.30
Class C	825.26
Institutional Class	2,662.21
	$ 9,875

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $108 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $702. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,610, including $26 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $294 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
Class A	$ 117,808	$ 83,146
Class T	103,545	76,997
Class B	5,032	4,671
Class C	29,813	20,749
Institutional Class	101,403	62,708
Total	$ 357,601	$ 248,271

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	12,312	18,289	$ 276,482	$ 462,063
Reinvestment of distributions	5,215	3,050	108,709	75,797
Shares redeemed	(25,473)	(21,047)	(571,082)	(524,232)
Net increase (decrease)	(7,946)	292	$ (185,891)	$ 13,628
Class T
Shares sold	9,256	13,075	$ 199,877	$ 316,219
Reinvestment of distributions	4,916	3,062	98,476	73,533
Shares redeemed	(19,846)	(19,014)	(425,632)	(459,894)
Net increase (decrease)	(5,674)	(2,877)	$ (127,279)	$ (70,142)
Class B
Shares sold	50	96	$ 930	$ 2,155
Reinvestment of distributions	259	196	4,675	4,305
Shares redeemed	(898)	(1,147)	(17,325)	(25,421)
Net increase (decrease)	(589)	(855)	$ (11,720)	$ (18,961)
Class C
Shares sold	1,952	3,233	$ 38,194	$ 72,472
Reinvestment of distributions	1,471	836	26,825	18,565
Shares redeemed	(4,534)	(3,757)	(88,156)	(83,132)
Net increase (decrease)	(1,111)	312	$ (23,137)	$ 7,905

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Institutional Class
Shares sold	15,032	19,467	$ 356,876	$ 508,460
Reinvestment of distributions	3,988	2,061	87,654	53,560
Shares redeemed	(23,976)	(14,333)	(557,842)	(371,156)
Net increase (decrease)	(4,956)	7,195	$ (113,312)	$ 190,864

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/2012	12/14/2012	$0.045	$0.014
	12/28/2012	12/27/2012	$0.004	-
Class T	12/17/2012	12/14/2012	$0.004	$0.014
	12/28/2012	12/27/2012	$0.004	-
Class B	12/17/2012	12/14/2012	-	-
	12/28/2012	12/27/2012	-	-
Class C	12/17/2012	12/14/2012	-	-
	12/28/2012	12/27/2012	-	-

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ASCF-UANN-0113
1.786697.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.15%	2.53%	9.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from James Harmon, Portfolio Manager of Fidelity Advisor® Small Cap Fund: For the year, the fund's Institutional Class shares gained 4.15%, significantly trailing the 13.09% gain of the Russell 2000® Index. Performance was hurt the most by stock picking, notably among the capital goods industry, software-related names and financials sectors, where significant underweightings in real estate investment trusts (REITs) and banks also detracted. The fund's average cash allocation of 4% hurt in a rising market. Conversely, we had good positioning in the consumer staples sector, while an overweighting in consumer discretionary more than made up for weak stock picking there. On an individual basis, the biggest detractor was FTI Consulting, a business consulting firm. Consumer finance company EZCORP also detracted, as did oil-field services company TETRA Technologies and capital goods stocks GrafTech International and Moog. On the positive side, branded products company Prestige Brands Holdings enjoyed favorable results, as did Ascena Retail Group, a specialty apparel retailer, and contact lens manufacturer Cooper Companies. GrafTech and Moog were not in the benchmark, and some of the stocks I've mentioned were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.05%
Actual		$ 1,000.00	$ 1,060.30	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.75	$ 5.30
Class T	1.24%
Actual		$ 1,000.00	$ 1,058.90	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.26
Class B	1.82%
Actual		$ 1,000.00	$ 1,055.80	$ 9.35
HypotheticalA		$ 1,000.00	$ 1,015.90	$ 9.17
Class C	1.79%
Actual		$ 1,000.00	$ 1,056.20	$ 9.20
HypotheticalA		$ 1,000.00	$ 1,016.05	$ 9.02
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,061.60	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.35	$ 3.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Tupperware Brands Corp.	1.9	2.7
Ascena Retail Group, Inc.	1.8	2.1
iGate Corp.	1.7	2.3
Moog, Inc. Class A	1.7	1.8
Insight Enterprises, Inc.	1.6	1.6
HCC Insurance Holdings, Inc.	1.6	1.3
Prestige Brands Holdings, Inc.	1.6	0.9
Aeropostale, Inc.	1.5	1.9
Unifirst Corp. Massachusetts	1.4	0.0
The Cooper Companies, Inc.	1.4	1.1
	16.2
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.4	14.8
Financials	18.0	10.9
Industrials	15.4	21.2
Information Technology	14.1	20.0
Health Care	12.2	16.0
Asset Allocation (% of fund's net assets)
As of November 30, 2012 *		As of May 31, 2012 **
	Stocks 99.1%		Stocks 98.5%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.5%
* Foreign investments	18.8%	** Foreign investments	26.2%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 1.4%
Dorman Products, Inc.	1,300,000	$ 44,460
Sungwoo Hitech Co. Ltd.	800,000	8,831
		53,291
Diversified Consumer Services - 2.5%
Best Bridal, Inc. (e)	15,908	16,354
Grand Canyon Education, Inc. (a)	1,700,000	40,256
Meiko Network Japan Co. Ltd. (e)	2,500,000	25,756
Steiner Leisure Ltd. (a)	270,000	12,420
		94,786
Hotels, Restaurants & Leisure - 2.0%
AFC Enterprises, Inc. (a)(e)	1,219,281	32,238
Einstein Noah Restaurant Group, Inc.	840,000	13,448
Life Time Fitness, Inc. (a)	600,000	28,236
		73,922
Household Durables - 2.6%
Hajime Construction Co. Ltd.	800,000	25,214
Tupperware Brands Corp.	1,100,000	71,334
		96,548
Internet & Catalog Retail - 0.7%
HSN, Inc.	500,000	26,445
Specialty Retail - 8.0%
Aarons, Inc. Class A	1,400,000	40,180
Aeropostale, Inc. (a)	4,056,300	56,018
Ascena Retail Group, Inc. (a)	3,400,000	68,340
Conn's, Inc. (a)(d)	1,150,000	32,522
Genesco, Inc. (a)	500,000	27,665
Jumbo SA	2,700,000	17,873
Penske Automotive Group, Inc.	1,000,000	29,130
Williams-Sonoma, Inc.	600,000	27,156
		298,884
Textiles, Apparel & Luxury Goods - 3.2%
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,236,704	43,526
Steven Madden Ltd. (a)	900,000	40,059
Wolverine World Wide, Inc.	800,000	34,624
		118,209
TOTAL CONSUMER DISCRETIONARY		762,085
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 6.2%
Food & Staples Retailing - 2.5%
Ain Pharmaciez, Inc.	330,000	$ 18,810
Sundrug Co. Ltd.	890,000	32,002
Tsuruha Holdings, Inc.	550,000	41,457
		92,269
Food Products - 0.7%
Darling International, Inc. (a)	1,600,000	26,992
Personal Products - 3.0%
Atrium Innovations, Inc. (a)(e)	2,300,000	26,627
Prestige Brands Holdings, Inc. (a)(e)	2,700,000	58,320
USANA Health Sciences, Inc. (a)(d)	628,325	25,937
		110,884
TOTAL CONSUMER STAPLES		230,145
ENERGY - 6.9%
Energy Equipment & Services - 4.5%
Cathedral Energy Services Ltd. (e)	2,900,000	15,502
Pason Systems, Inc.	2,200,000	36,920
SEACOR Holdings, Inc. (a)	380,000	34,428
Superior Energy Services, Inc. (a)	1,200,000	24,372
Unit Corp. (a)	700,000	31,444
Western Energy Services Corp. (a)(f)	1,080,720	7,235
Western Energy Services Corp.	2,600,000	17,406
		167,307
Oil, Gas & Consumable Fuels - 2.4%
Hargreaves Services PLC	1,200,000	15,015
Sunoco Logistics Partners LP	600,000	30,492
World Fuel Services Corp.	1,100,000	42,845
		88,352
TOTAL ENERGY		255,659
FINANCIALS - 18.0%
Capital Markets - 0.6%
Virtus Investment Partners, Inc. (a)	197,033	22,631
Commercial Banks - 4.8%
Bank of the Ozarks, Inc.	131,528	4,180
City National Corp.	500,000	24,345
Commerce Bancshares, Inc.	735,000	26,298
East West Bancorp, Inc.	1,300,000	27,495
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
First Financial Bankshares, Inc. (d)	396,435	$ 15,425
Prosperity Bancshares, Inc.	700,000	28,791
Sterling Financial Corp.	1,300,000	26,741
SVB Financial Group (a)	500,000	27,610
		180,885
Consumer Finance - 1.0%
EZCORP, Inc. (non-vtg.) Class A (a)	2,000,000	38,440
Diversified Financial Services - 0.2%
Davis + Henderson Corp.	280,000	6,021
Insurance - 5.3%
HCC Insurance Holdings, Inc.	1,600,000	59,008
National Financial Partners Corp. (a)(d)	1,400,000	23,254
Primerica, Inc.	1,800,000	51,534
ProAssurance Corp.	350,000	31,738
Reinsurance Group of America, Inc.	640,000	32,768
		198,302
Real Estate Investment Trusts - 4.9%
EastGroup Properties, Inc.	500,000	26,140
EPR Properties	600,000	27,210
Equity Lifestyle Properties, Inc.	400,000	26,256
First Industrial Realty Trust, Inc. (a)	2,000,000	26,400
National Health Investors, Inc.	370,433	20,559
Rouse Properties, Inc. (d)	1,600,000	24,000
Sovran Self Storage, Inc.	500,000	30,895
		181,460
Real Estate Management & Development - 0.4%
Relo Holdings Corp.	380,000	14,313
Thrifts & Mortgage Finance - 0.8%
EverBank Financial Corp.	1,900,000	28,082
ViewPoint Financial Group	101,762	2,081
		30,163
TOTAL FINANCIALS		672,215
HEALTH CARE - 12.2%
Biotechnology - 0.7%
United Therapeutics Corp. (a)	500,000	26,275
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 2.2%
DENTSPLY International, Inc.	800,000	$ 31,760
The Cooper Companies, Inc.	550,000	52,217
		83,977
Health Care Providers & Services - 8.6%
AmSurg Corp. (a)	1,300,000	36,426
Centene Corp. (a)	750,000	32,933
Community Health Systems, Inc. (a)	1,000,000	29,460
HealthSouth Corp. (a)	800,000	17,592
Healthways, Inc. (a)(e)	2,300,000	24,886
Henry Schein, Inc. (a)	400,000	32,308
MEDNAX, Inc. (a)	500,000	39,500
Molina Healthcare, Inc. (a)	1,400,000	38,976
The Ensign Group, Inc. (e)	1,400,000	36,106
Universal Health Services, Inc. Class B	700,000	31,549
		319,736
Pharmaceuticals - 0.7%
Jazz Pharmaceuticals PLC (a)	500,000	26,940
TOTAL HEALTH CARE		456,928
INDUSTRIALS - 15.4%
Aerospace & Defense - 4.5%
Curtiss-Wright Corp.	300,000	9,519
Esterline Technologies Corp. (a)	200,000	12,228
Moog, Inc. Class A (a)	1,700,000	62,492
QinetiQ Group PLC	13,029,339	41,312
Teledyne Technologies, Inc. (a)	700,000	44,100
		169,651
Commercial Services & Supplies - 3.0%
Mitie Group PLC	6,500,000	27,951
The Geo Group, Inc.	1,100,000	31,020
Unifirst Corp. Massachusetts	750,000	52,928
		111,899
Construction & Engineering - 2.2%
AECOM Technology Corp. (a)	1,800,000	40,662
Badger Daylighting Ltd. (d)(e)	860,000	26,674
Cosco International Holdings Ltd.	260,000	107
Imtech NV	700,000	15,659
		83,102
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 1.4%
Actuant Corp. Class A	1,500,000	$ 43,155
Hy-Lok Corp.	400,000	7,538
		50,693
Marine - 0.2%
SITC International Holdings Co. Ltd.	21,000,000	6,205
Professional Services - 2.5%
Benefit One, Inc. (e)	13,000	13,959
CBIZ, Inc. (a)(d)(e)	5,100,000	29,631
en-japan, Inc.	867	794
Navigant Consulting, Inc. (a)	300,000	3,123
Stantec, Inc.	1,200,000	45,011
		92,518
Road & Rail - 0.4%
Landstar System, Inc.	327,537	16,564
Trading Companies & Distributors - 1.2%
WESCO International, Inc. (a)	700,000	45,255
TOTAL INDUSTRIALS		575,887
INFORMATION TECHNOLOGY - 14.1%
Communications Equipment - 0.9%
NETGEAR, Inc. (a)	950,000	33,117
Electronic Equipment & Components - 2.5%
Insight Enterprises, Inc. (a)(e)	3,500,000	59,290
PC Connection, Inc.	737,685	7,819
ScanSource, Inc. (a)	854,806	25,260
		92,369
Internet Software & Services - 2.0%
Perficient, Inc. (a)(e)	2,800,000	30,492
Stamps.com, Inc. (a)(e)	1,400,000	35,518
ValueClick, Inc. (a)	404,808	7,639
		73,649
IT Services - 7.0%
Acxiom Corp. (a)	1,700,000	30,073
EPAM Systems, Inc.	1,900,000	39,083
Euronet Worldwide, Inc. (a)	320,300	7,130
ExlService Holdings, Inc. (a)	1,100,000	29,535
Genpact Ltd.	1,700,000	27,285
Global Payments, Inc.	700,000	30,737
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
iGate Corp. (a)(e)	4,300,000	$ 64,457
Sopra Group SA	100,000	5,202
WEX, Inc. (a)	400,000	28,784
		262,286
Software - 1.7%
Axway Software SA	420,000	6,992
NIIT Technologies Ltd. (e)	3,800,000	19,569
Simplex Holdings, Inc. (e)	38,000	10,454
SWORD Group (e)	820,000	13,117
Zensar Technologies Ltd. (e)	3,255,558	15,637
		65,769
TOTAL INFORMATION TECHNOLOGY		527,190
MATERIALS - 5.2%
Chemicals - 1.9%
FUCHS PETROLUB AG	350,000	22,336
PolyOne Corp.	2,500,000	50,350
		72,686
Metals & Mining - 3.3%
Aurubis AG	450,000	28,595
Maharashtra Seamless Ltd.	750,000	4,125
Reliance Steel & Aluminum Co.	700,000	39,480
SunCoke Energy, Inc. (a)	3,100,000	50,375
		122,575
TOTAL MATERIALS		195,261
UTILITIES - 0.7%
Gas Utilities - 0.7%
New Jersey Resources Corp.	600,000	24,348
TOTAL COMMON STOCKS (Cost $3,306,006)		3,699,718
Money Market Funds - 1.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	17,179,112	$ 17,179
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	44,337,559	44,338
TOTAL MONEY MARKET FUNDS (Cost $61,517)		61,517
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $3,367,523)		3,761,235
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(29,730)
NET ASSETS - 100%		$ 3,731,505
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,235,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 245
Fidelity Securities Lending Cash Central Fund	1,610
Total	$ 1,855
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acxiom Corp.	$ 68,242	$ -	$ 57,031	$ -	$ -
Aeropostale, Inc.	62,913	-	-	-	-
AFC Enterprises, Inc.	38,177	-	24,496	-	32,238
Alpha & Omega Semiconductor Ltd.	14,440	-	12,779	-	-
AmSurg Corp.	60,138	-	26,425	-	-
Atrium Innovations, Inc.	25,525	1,521	290	-	26,627
Badger Daylighting Ltd.	-	22,727	186	545	26,674
Benchmark Electronics, Inc.	44,808	-	48,223	-	-
Benefit One, Inc.	8,756	-	339	448	13,959
Best Bridal, Inc.	12,041	3,407	-	330	16,354
Career Education Corp.	-	36,241	22,161	-	-
Cathedral Energy Services Ltd.	17,323	1,709	-	687	15,502
CBIZ, Inc.	33,490	-	2,575	-	29,631
centrotherm photovoltaics AG	17,833	-	1,939	-	-
COLTENE Holding AG	12,215	-	9,688	370	-
Cutera, Inc.	8,880	-	7,712	-	-
DSP Group, Inc.	7,429	-	7,615	-	-
Einstein Noah Restaurant Group, Inc.	15,888	-	4,452	105	-
Electro Scientific Industries, Inc.	19,782	-	22,720	97	-
EPIQ Systems, Inc.	43,282	-	37,581	204	-
eResearchTechnology, Inc.	17,821	-	30,661	-	-
Esterline Technologies Corp.	75,546	18,254	89,213	-	-
Euronet Worldwide, Inc.	76,406	-	72,752	-	-
FTI Consulting, Inc.	136,425	16,987	107,099	-	-
Groupe Steria SCA	48,634	219	38,461	1,009	-
Healthways, Inc.	21,762	-	11,095	-	24,886
iGate Corp.	87,313	-	23,076	-	64,457
Insight Enterprises, Inc.	60,087	4,935	16,020	-	59,290
JDA Software Group, Inc.	99,524	-	95,614	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Meiko Network Japan Co. Ltd.	$ 21,959	$ -	$ 312	$ 738	$ 25,756
Molina Healthcare, Inc.	83,353	-	68,152	-	-
National Financial Partners Corp.	30,052	-	12,588	-	-
Navigant Consulting, Inc.	29,705	-	25,942	-	-
NIIT Technologies Ltd.	14,983	422	-	532	19,569
Perficient, Inc.	19,267	6,912	-	-	30,492
Prestige Brands Holdings, Inc.	26,694	-	30	-	58,320
Simplex Holdings, Inc.	8,396	4,985	-	208	10,454
Stamps.com, Inc.	-	30,729	-	-	35,518
SWORD Group	11,061	3,365	38	1,267	13,117
TETRA Technologies, Inc.	65,159	-	46,895	-	-
The Ensign Group, Inc.	-	40,106	-	90	36,106
TNS, Inc.	51,188	-	46,790	-	-
ViaSat, Inc.	114,802	-	107,864	-	-
Vishay Precision Group, Inc.	17,536	-	16,751	-	-
VSE Corp.	13,389	-	12,641	74	-
WNS Holdings Ltd. sponsored ADR	39,575	3,338	35,455	-	-
Zensar Technologies Ltd.	5,422	5,090	-	294	15,637
Total	$ 1,687,221	$ 200,947	$ 1,143,661	$ 6,998	$ 554,587
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 762,085	$ 694,761	$ 67,324	$ -
Consumer Staples	230,145	137,876	92,269	-
Energy	255,659	255,659	-	-
Financials	672,215	657,902	14,313	-
Health Care	456,928	456,928	-	-
Industrials	575,887	561,134	14,753	-
Information Technology	527,190	516,736	10,454	-
Materials	195,261	195,261	-	-
Utilities	24,348	24,348	-	-
Money Market Funds	61,517	61,517	-	-
Total Investments in Securities:	$ 3,761,235	$ 3,562,122	$ 199,113	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.2%
Japan	5.4%
Canada	4.9%
United Kingdom	2.3%
Germany	1.4%
India	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $43,798) - See accompanying schedule: Unaffiliated issuers (cost $2,799,528)	$ 3,145,131
Fidelity Central Funds (cost $61,517)	61,517
Other affiliated issuers (cost $506,478)	554,587
Total Investments (cost $3,367,523)		$ 3,761,235
Cash		939
Receivable for investments sold		46,670
Receivable for fund shares sold		2,298
Dividends receivable		3,481
Distributions receivable from Fidelity Central Funds		35
Prepaid expenses		11
Other receivables		19
Total assets		3,814,688

Liabilities
Payable for investments purchased	$ 16,980
Payable for fund shares redeemed	18,527
Accrued management fee	1,454
Distribution and service plan fees payable	957
Other affiliated payables	835
Other payables and accrued expenses	92
Collateral on securities loaned, at value	44,338
Total liabilities		83,183

Net Assets		$ 3,731,505
Net Assets consist of:
Paid in capital		$ 3,383,021
Accumulated net investment loss		(4,395)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,808)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,687
Net Assets		$ 3,731,505

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,211,556 ÷ 53,977 shares)	$ 22.45

Maximum offering price per share (100/94.25 of $22.45)	$ 23.82
Class T: Net Asset Value and redemption price per share ($1,054,481 ÷ 48,990 shares)	$ 21.52

Maximum offering price per share (100/96.50 of $21.52)	$ 22.30
Class B: Net Asset Value and offering price per share ($40,139 ÷ 2,083 shares)A	$ 19.27

Class C: Net Asset Value and offering price per share ($284,267 ÷ 14,579 shares)A	$ 19.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,141,062 ÷ 48,080 shares)	$ 23.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $6,998 earned from other affiliated issuers)		$ 39,242
Interest		1
Income from Fidelity Central Funds		1,855
Income before foreign taxes withheld		41,098
Less foreign taxes withheld		(2,350)
Total income		38,748

Expenses
Management fee Basic fee	$ 29,667
Performance adjustment	(8,605)
Transfer agent fees	9,875
Distribution and service plan fees	12,917
Accounting and security lending fees	1,064
Custodian fees and expenses	250
Independent trustees' compensation	28
Registration fees	180
Audit	76
Legal	15
Miscellaneous	49
Total expenses before reductions	45,516
Expense reductions	(294)	45,222
Net investment income (loss)		(6,474)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,508
Other affiliated issuers	(48,248)
Foreign currency transactions	(328)
Total net realized gain (loss)		(41,068)
Change in net unrealized appreciation (depreciation) on: Investment securities	195,771
Assets and liabilities in foreign currencies	(17)
Total change in net unrealized appreciation (depreciation)		195,754
Net gain (loss)		154,686
Net increase (decrease) in net assets resulting from operations		$ 148,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,474)	$ (18,684)
Net realized gain (loss)	(41,068)	433,665
Change in net unrealized appreciation (depreciation)	195,754	(322,839)
Net increase (decrease) in net assets resulting from operations	148,212	92,142
Distributions to shareholders from net realized gain	(357,601)	(248,271)
Share transactions - net increase (decrease)	(461,339)	123,294
Total increase (decrease) in net assets	(670,728)	(32,835)

Net Assets
Beginning of period	4,402,233	4,435,068
End of period (including accumulated net investment loss of $4,395 and $0, respectively)	$ 3,731,505	$ 4,402,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.60	$ 24.35	$ 21.00	$ 17.69	$ 25.12
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09) F	(.13)	(.03)	.06
Net realized and unrealized gain (loss)	.79	.67	3.48	4.09	(6.54)
Total from investment operations	.76	.58	3.35	4.06	(6.48)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Total distributions	(1.91)	(1.33)	-	(.75)	(.95)
Net asset value, end of period	$ 22.45	$ 23.60	$ 24.35	$ 21.00	$ 17.69
Total Return A, B	3.87%	2.17%	15.95%	24.04%	(26.81)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.31%	1.44%	1.53%	1.35%
Expenses net of fee waivers, if any	1.06%	1.31%	1.40%	1.40%	1.35%
Expenses net of all reductions	1.06%	1.31%	1.40%	1.40%	1.34%
Net investment income (loss)	(.13)%	(.35)% F	(.58)%	(.16)%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 1,212	$ 1,461	$ 1,501	$ 1,223	$ 802
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 23.57	$ 20.37	$ 17.20	$ 24.49
Income from Investment Operations
Net investment income (loss) C	(.07)	(.13) F	(.18)	(.07)	.02
Net realized and unrealized gain (loss)	.75	.64	3.38	3.96	(6.36)
Total from investment operations	.68	.51	3.20	3.89	(6.34)
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Net asset value, end of period	$ 21.52	$ 22.75	$ 23.57	$ 20.37	$ 17.20
Total Return A, B	3.64%	1.94%	15.71%	23.69%	(26.93)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.26%	1.51%	1.63%	1.74%	1.54%
Expenses net of fee waivers, if any	1.26%	1.51%	1.63%	1.65%	1.54%
Expenses net of all reductions	1.25%	1.51%	1.63%	1.65%	1.53%
Net investment income (loss)	(.33)%	(.55)% F	(.81)%	(.41)%	.08%
Supplemental Data
Net assets, end of period (in millions)	$ 1,054	$ 1,244	$ 1,356	$ 1,277	$ 1,020
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.70)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.69	$ 21.66	$ 18.82	$ 16.02	$ 23.01
Income from Investment Operations
Net investment income (loss) C	(.18)	(.25) F	(.27)	(.15)	(.10)
Net realized and unrealized gain (loss)	.67	.61	3.11	3.67	(5.94)
Total from investment operations	.49	.36	2.84	3.52	(6.04)
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Net asset value, end of period	$ 19.27	$ 20.69	$ 21.66	$ 18.82	$ 16.02
Total Return A, B	3.03%	1.39%	15.09%	23.10%	(27.38)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	2.10%	2.22%	2.31%	2.11%
Expenses net of fee waivers, if any	1.85%	2.10%	2.15%	2.15%	2.11%
Expenses net of all reductions	1.84%	2.10%	2.14%	2.15%	2.10%
Net investment income (loss)	(.92)%	(1.14)% F	(1.33)%	(.91)%	(.50)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 55	$ 76	$ 89	$ 87
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.90	$ 21.87	$ 19.00	$ 16.16	$ 23.20
Income from Investment Operations
Net investment income (loss) C	(.17)	(.24) F	(.27)	(.15)	(.10)
Net realized and unrealized gain (loss)	.68	.60	3.14	3.71	(5.99)
Total from investment operations	.51	.36	2.87	3.56	(6.09)
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Net asset value, end of period	$ 19.50	$ 20.90	$ 21.87	$ 19.00	$ 16.16
Total Return A, B	3.10%	1.37%	15.11%	23.15%	(27.37)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.81%	2.06%	2.18%	2.28%	2.10%
Expenses net of fee waivers, if any	1.81%	2.06%	2.15%	2.15%	2.10%
Expenses net of all reductions	1.80%	2.05%	2.14%	2.15%	2.09%
Net investment income (loss)	(.88)%	(1.10)% F	(1.33)%	(.91)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 328	$ 336	$ 299	$ 214
Portfolio turnover rate E	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.25)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.77	$ 25.42	$ 21.86	$ 18.42	$ 26.03
Income from Investment Operations
Net investment income (loss) B	.04	(.01) E	(.07)	.02	.14
Net realized and unrealized gain (loss)	.83	.69	3.63	4.24	(6.80)
Total from investment operations	.87	.68	3.56	4.26	(6.66)
Distributions from net investment income	-	-	-	(.10)	-
Distributions from net realized gain	(1.91)	(1.33)	-	(.72)	(.95)
Total distributions	(1.91)	(1.33)	-	(.82)	(.95)
Net asset value, end of period	$ 23.73	$ 24.77	$ 25.42	$ 21.86	$ 18.42
Total Return A	4.15%	2.49%	16.29%	24.31%	(26.56)%
Ratios to Average Net Assets C, F
Expenses before reductions	.75%	1.01%	1.12%	1.21%	1.03%
Expenses net of fee waivers, if any	.75%	1.01%	1.12%	1.15%	1.03%
Expenses net of all reductions	.74%	1.00%	1.12%	1.15%	1.01%
Net investment income (loss)	.18%	(.05)% E	(.30)%	.09%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 1,141	$ 1,314	$ 1,165	$ 977	$ 555
Portfolio turnover rate D	69%	38%	43%	46%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 591,118
Gross unrealized depreciation	(197,237)
Net unrealized appreciation (depreciation) on securities and other investments	$ 393,881

Tax Cost	$ 3,367,354

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (40,976)
Net unrealized appreciation (depreciation)	$ 393,856

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (40,976)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Long-term Capital Gains	$ 357,601	$ 248,271

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,765,528 and $3,609,826, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,438	$ 53
Class T	.25%	.25%	5,875	14
Class B	.75%	.25%	479	360
Class C	.75%	.25%	3,125	278
			$ 12,917	$ 705

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 157
Class T	29
Class B*	81
Class C*	24
$ 291

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,710.27
Class T	2,533.22
Class B	145.30
Class C	825.26
Institutional Class	2,662.21
	$ 9,875

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $108 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $702. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,610, including $26 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $294 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
Class A	$ 117,808	$ 83,146
Class T	103,545	76,997
Class B	5,032	4,671
Class C	29,813	20,749
Institutional Class	101,403	62,708
Total	$ 357,601	$ 248,271

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	12,312	18,289	$ 276,482	$ 462,063
Reinvestment of distributions	5,215	3,050	108,709	75,797
Shares redeemed	(25,473)	(21,047)	(571,082)	(524,232)
Net increase (decrease)	(7,946)	292	$ (185,891)	$ 13,628
Class T
Shares sold	9,256	13,075	$ 199,877	$ 316,219
Reinvestment of distributions	4,916	3,062	98,476	73,533
Shares redeemed	(19,846)	(19,014)	(425,632)	(459,894)
Net increase (decrease)	(5,674)	(2,877)	$ (127,279)	$ (70,142)
Class B
Shares sold	50	96	$ 930	$ 2,155
Reinvestment of distributions	259	196	4,675	4,305
Shares redeemed	(898)	(1,147)	(17,325)	(25,421)
Net increase (decrease)	(589)	(855)	$ (11,720)	$ (18,961)
Class C
Shares sold	1,952	3,233	$ 38,194	$ 72,472
Reinvestment of distributions	1,471	836	26,825	18,565
Shares redeemed	(4,534)	(3,757)	(88,156)	(83,132)
Net increase (decrease)	(1,111)	312	$ (23,137)	$ 7,905

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Institutional Class
Shares sold	15,032	19,467	$ 356,876	$ 508,460
Reinvestment of distributions	3,988	2,061	87,654	53,560
Shares redeemed	(23,976)	(14,333)	(557,842)	(371,156)
Net increase (decrease)	(4,956)	7,195	$ (113,312)	$ 190,864

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/2012	12/14/2012	$0.129	$0.014
	12/28/2012	12/27/2012	$0.004	-

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ASCFI-UANN-0113
1.786698.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor® Stock Selector

Mid Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.64%	-2.09%	7.22%
Class T (incl. 3.50% sales charge)	12.06%	-1.81%	7.29%
Class B (incl. contingent deferred sales charge) A	10.44%	-2.03%	7.27%
Class C (incl. contingent deferred sales charge) B	14.49%	-1.65%	7.06%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Douglas Simmons and Monty Kori, two Co-Portfolio Managers of Fidelity Advisor® Stock Selector Mid Cap Fund, as part of Fidelity's Stock Selector Mid Cap Group: For the year, the fund's Class A, Class T, Class B and Class C shares gained 16.32%, 16.12%, 15.44% and 15.49%, respectively (excluding sales charges), outpacing the 14.93% gain of the S&P MidCap 400® Index. Consistent with our core objective, stock selection in the sector sleeves drove the relative outperformance. Our picks in financials led the way, most notably non-index stakes in Ocwen Financial and Altisource Portfolio Solutions. Elsewhere, we were helped by our holdings in industrials, such as heating, ventilation and air conditioning (HVAC) maker Ingersoll-Rand, and consumer discretionary, including consumer products company Jarden. Also, choosing our positions wisely in the lagging energy sector added value. Conversely, some choices in health care were weak, including underweighting Regeneron Pharmaceuticals and Vertex Pharmaceuticals, two strong-performing index names. Picks in information technology also detracted, most notably video and voice conferencing firm Polycom.

Note to shareholders: On October 1, 2012, Eddie Yoon became Co-Portfolio Manager of the fund, responsible for the health care sleeve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012) for Class A, Class T, Class B, Class C and Institutional Class and for the entire period (June 6, 2012 to November 30, 2012) for Fidelity Stock Selector Mid Cap Fund. The hypothetical expense Example is based on an investment amount of $1,000 invested for the one-half year period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value November 30, 2012	Expenses Paid During Period
Class A	.88%
Actual		$ 1,000.00	$ 1,090.00	$ 4.60 B
HypotheticalA		$ 1,000.00	$ 1,020.60	$ 4.45 B
Class T	1.08%
Actual		$ 1,000.00	$ 1,089.10	$ 5.64 B
HypotheticalA		$ 1,000.00	$ 1,019.60	$ 5.45 B
Class B	1.67%
Actual		$ 1,000.00	$ 1,086.00	$ 8.71 B
HypotheticalA		$ 1,000.00	$ 1,016.65	$ 8.42 B
Class C	1.62%
Actual		$ 1,000.00	$ 1,086.50	$ 8.45 B
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.17 B
Fidelity Stock Selector Mid Cap Fund	.59%
Actual		$ 1,000.00	$ 1,091.50	$ 3.00 C
HypotheticalA		$ 1,000.00	$ 1,022.05	$ 2.98 B
Institutional Class	.58%
Actual		$ 1,000.00	$ 1,092.00	$ 3.03 B
HypotheticalA		$ 1,000.00	$ 1,022.10	$ 2.93 B

A 5% return per year before expenses

B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the period June 6, 2012 to November 30, 2012).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
AMETEK, Inc.	1.8	1.6
Ocwen Financial Corp.	1.5	0.8
Hubbell, Inc. Class B	1.4	1.3
Regeneron Pharmaceuticals, Inc.	1.3	0.8
J.B. Hunt Transport Services, Inc.	1.3	1.3
Capital One Financial Corp.	1.2	1.3
BE Aerospace, Inc.	1.1	1.0
IHS, Inc. Class A	1.1	0.0
Validus Holdings Ltd.	1.1	1.1
Watsco, Inc.	1.0	1.1
	12.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	20.6
Industrials	16.9	16.4
Information Technology	14.4	14.6
Consumer Discretionary	13.6	13.3
Health Care	9.4	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks, Investment Companies and Equity Futures 97.7%		Stocks, Investment Companies and Equity Futures 97.0%
	Short-Term Investments and Net Other Assets (Liabilities) 2.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	10.9%	** Foreign investments	10.6%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.6%
Distributors - 0.9%
LKQ Corp. (a)	698,100	$ 15,302
Hotels, Restaurants & Leisure - 1.1%
Buffalo Wild Wings, Inc. (a)	46,000	3,332
Domino's Pizza, Inc.	96,800	4,027
Panera Bread Co. Class A (a)	70,408	11,300
		18,659
Household Durables - 2.3%
Jarden Corp.	233,100	12,333
Newell Rubbermaid, Inc.	290,900	6,345
NVR, Inc. (a)	10,300	9,268
Tupperware Brands Corp.	160,800	10,428
		38,374
Internet & Catalog Retail - 0.4%
Liberty Media Corp. Interactive Series A (a)	364,400	7,033
Multiline Retail - 0.6%
Dollar General Corp. (a)	96,700	4,835
Dollar Tree, Inc. (a)	106,800	4,458
		9,293
Specialty Retail - 6.7%
Abercrombie & Fitch Co. Class A	56,200	2,579
Ascena Retail Group, Inc. (a)	376,300	7,564
CarMax, Inc. (a)	124,900	4,529
Dick's Sporting Goods, Inc.	286,100	15,023
Hibbett Sports, Inc. (a)	84,600	4,546
Limited Brands, Inc.	78,000	4,068
O'Reilly Automotive, Inc. (a)	48,200	4,535
PetSmart, Inc.	183,900	12,994
Ross Stores, Inc.	101,700	5,789
Sally Beauty Holdings, Inc. (a)	373,800	9,476
Signet Jewelers Ltd.	211,300	11,357
Tractor Supply Co.	181,300	16,248
Urban Outfitters, Inc. (a)	75,700	2,854
Vitamin Shoppe, Inc. (a)	83,200	4,930
Williams-Sonoma, Inc.	156,900	7,101
		113,593
Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc. (a)	227,200	8,202
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	116,534	$ 13,354
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	101,000	5,235
		26,791
TOTAL CONSUMER DISCRETIONARY		229,045
CONSUMER STAPLES - 3.1%
Beverages - 0.6%
Beam, Inc.	115,500	6,481
Dr. Pepper Snapple Group, Inc.	78,500	3,521
Monster Beverage Corp. (a)	16,100	838
		10,840
Food & Staples Retailing - 0.7%
United Natural Foods, Inc. (a)	122,895	6,362
Whole Foods Market, Inc.	56,900	5,312
		11,674
Food Products - 0.9%
Green Mountain Coffee Roasters, Inc. (a)	168,500	6,179
The J.M. Smucker Co.	39,000	3,450
TreeHouse Foods, Inc. (a)	93,000	4,877
		14,506
Household Products - 0.9%
Church & Dwight Co., Inc.	295,200	15,985
TOTAL CONSUMER STAPLES		53,005
ENERGY - 6.4%
Energy Equipment & Services - 3.2%
Dresser-Rand Group, Inc. (a)	180,663	9,541
Ensco PLC Class A	188,400	10,971
Helmerich & Payne, Inc.	133,800	6,984
Patterson-UTI Energy, Inc. (d)	483,060	8,579
Petrofac Ltd.	257,500	6,716
Rowan Companies PLC (a)	336,800	10,687
		53,478
Oil, Gas & Consumable Fuels - 3.2%
Atlas Pipeline Partners LP	269,900	8,904
Cheniere Energy, Inc. (a)	216,300	3,634
Cimarex Energy Co.	186,880	11,235
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
HollyFrontier Corp.	226,200	$ 10,254
Pioneer Natural Resources Co.	54,100	5,789
SM Energy Co.	187,976	9,341
WPX Energy, Inc.	300,800	4,750
		53,907
TOTAL ENERGY		107,385
FINANCIALS - 21.4%
Capital Markets - 1.8%
Ashmore Global Opportunities Ltd.:
(United Kingdom) (a)	342,511	2,812
(United States) (a)	507,588	2,591
Invesco Ltd.	90,500	2,262
Jefferies Group, Inc.	85,800	1,455
KKR & Co. LP	298,400	4,103
Monex Group, Inc.	52,500	11,014
TD Ameritrade Holding Corp.	367,800	5,958
		30,195
Commercial Banks - 3.2%
Bank of the Ozarks, Inc.	181,200	5,759
CIT Group, Inc. (a)	311,800	11,552
City National Corp.	138,100	6,724
Erste Bank AG (a)	303,500	8,927
Huntington Bancshares, Inc.	2,023,700	12,446
Synovus Financial Corp. (d)	1,701,400	4,032
TCF Financial Corp.	433,523	5,150
		54,590
Consumer Finance - 2.3%
ACOM Co. Ltd. (a)(d)	176,280	4,821
Capital One Financial Corp.	350,100	20,166
SLM Corp.	846,900	14,016
		39,003
Diversified Financial Services - 0.9%
Interactive Brokers Group, Inc.	994,400	15,204
Insurance - 1.6%
Direct Line Insurance Grup PLC	189,900	617
Fairfax Financial Holdings Ltd. (sub. vtg.)	24,100	8,277
Validus Holdings Ltd.	500,900	17,762
		26,656
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 9.2%
Camden Property Trust (SBI)	255,800	$ 16,806
CBL & Associates Properties, Inc.	718,278	16,168
Chesapeake Lodging Trust	215,800	4,072
Coresite Realty Corp.	60,015	1,536
Douglas Emmett, Inc.	213,500	4,849
Equity One, Inc.	409,900	8,473
Essex Property Trust, Inc.	114,000	16,016
Highwoods Properties, Inc. (SBI)	348,700	11,242
Home Properties, Inc.	115,375	6,794
Kimco Realty Corp.	467,900	9,012
National Retail Properties, Inc.	331,500	10,184
Prologis, Inc.	143,600	4,874
SL Green Realty Corp.	229,100	17,270
Tanger Factory Outlet Centers, Inc.	113,000	3,715
Terreno Realty Corp.	252,340	3,772
Ventas, Inc.	148,642	9,461
Weyerhaeuser Co.	401,679	11,070
		155,314
Real Estate Management & Development - 0.9%
Altisource Portfolio Solutions SA (a)	74,500	7,922
CBRE Group, Inc. (a)	390,600	7,394
		15,316
Thrifts & Mortgage Finance - 1.5%
Ocwen Financial Corp. (a)	695,100	24,926
TOTAL FINANCIALS		361,204
HEALTH CARE - 9.4%
Biotechnology - 3.2%
BioMarin Pharmaceutical, Inc. (a)	91,590	4,451
Grifols SA ADR	240,900	5,876
Medivation, Inc. (a)	40,800	2,128
Onyx Pharmaceuticals, Inc. (a)	20,900	1,577
Regeneron Pharmaceuticals, Inc. (a)	129,000	22,775
United Therapeutics Corp. (a)	117,100	6,154
Vertex Pharmaceuticals, Inc. (a)	274,666	10,929
		53,890
Health Care Equipment & Supplies - 1.7%
Boston Scientific Corp. (a)	1,228,600	6,806
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies
IDEXX Laboratories, Inc. (a)	98,066	$ 9,166
The Cooper Companies, Inc.	133,100	12,637
		28,609
Health Care Providers & Services - 2.4%
Catamaran Corp. (a)	125,902	6,180
CIGNA Corp.	87,200	4,558
HMS Holdings Corp. (a)	227,300	5,267
MEDNAX, Inc. (a)	156,000	12,324
Quest Diagnostics, Inc.	115,400	6,668
Universal Health Services, Inc. Class B	70,715	3,187
Wellcare Health Plans, Inc. (a)	29,110	1,405
		39,589
Health Care Technology - 0.2%
Cerner Corp. (a)	51,500	3,977
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.	82,900	5,268
Pharmaceuticals - 1.6%
Elan Corp. PLC sponsored ADR (a)	507,400	5,064
Endo Pharmaceuticals Holdings, Inc. (a)	411,732	11,800
ViroPharma, Inc. (a)	202,718	5,025
Watson Pharmaceuticals, Inc. (a)	53,900	4,744
		26,633
TOTAL HEALTH CARE		157,966
INDUSTRIALS - 16.9%
Aerospace & Defense - 3.3%
BE Aerospace, Inc. (a)	394,000	18,660
Esterline Technologies Corp. (a)	190,024	11,618
Precision Castparts Corp.	64,300	11,792
TransDigm Group, Inc.	97,827	13,306
		55,376
Building Products - 0.7%
Armstrong World Industries, Inc.	227,800	11,506
Commercial Services & Supplies - 1.2%
Covanta Holding Corp.	306,300	5,783
Interface, Inc.	186,300	2,737
Republic Services, Inc.	421,600	12,003
		20,523
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 4.7%
AMETEK, Inc.	797,350	$ 29,763
Hubbell, Inc. Class B	282,400	23,792
Rockwell Automation, Inc.	125,700	9,960
Roper Industries, Inc.	143,200	15,971
		79,486
Machinery - 2.6%
Cummins, Inc.	115,500	11,337
Donaldson Co., Inc.	253,000	8,496
Ingersoll-Rand PLC	275,500	13,439
WABCO Holdings, Inc. (a)	163,378	10,138
		43,410
Professional Services - 1.2%
Advisory Board Co. (a)	69,848	3,161
IHS, Inc. Class A (a)	194,100	17,884
		21,045
Road & Rail - 1.3%
J.B. Hunt Transport Services, Inc.	367,900	21,872
Trading Companies & Distributors - 1.9%
W.W. Grainger, Inc.	74,700	14,493
Watsco, Inc.	244,800	17,550
		32,043
TOTAL INDUSTRIALS		285,261
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. (a)	1,044,600	5,933
Polycom, Inc. (a)	1,098,700	11,492
Riverbed Technology, Inc. (a)	458,800	8,213
		25,638
Computers & Peripherals - 0.4%
SanDisk Corp. (a)	164,000	6,412
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	407,600	15,187
Fabrinet (a)	660,272	8,201
Flextronics International Ltd. (a)	1,368,700	7,925
		31,313
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.7%
Bankrate, Inc. (a)	791,700	$ 9,524
Velti PLC (a)(d)	836,700	2,853
		12,377
IT Services - 2.7%
Alliance Data Systems Corp. (a)	96,700	13,779
Amdocs Ltd.	217,200	7,268
Cognizant Technology Solutions Corp. Class A (a)	137,700	9,258
Global Payments, Inc.	168,500	7,399
NeuStar, Inc. Class A (a)	182,500	7,337
		45,041
Semiconductors & Semiconductor Equipment - 1.9%
Avago Technologies Ltd.	115,200	4,044
Broadcom Corp. Class A	159,700	5,171
NVIDIA Corp.	339,800	4,071
RF Micro Devices, Inc. (a)	1,250,000	5,400
Skyworks Solutions, Inc. (a)	611,600	13,853
		32,539
Software - 5.3%
ANSYS, Inc. (a)	146,800	9,737
Check Point Software Technologies Ltd. (a)	234,000	10,804
Citrix Systems, Inc. (a)	90,100	5,511
Informatica Corp. (a)	428,700	11,519
Nuance Communications, Inc. (a)	530,800	11,805
Parametric Technology Corp. (a)	574,700	11,632
salesforce.com, Inc. (a)	35,400	5,582
Solera Holdings, Inc.	310,300	16,061
Verint Systems, Inc. (a)	210,500	5,846
		88,497
TOTAL INFORMATION TECHNOLOGY		241,817
MATERIALS - 7.1%
Chemicals - 4.4%
Airgas, Inc.	144,600	12,807
Albemarle Corp.	232,200	13,883
Ashland, Inc.	122,600	8,695
Eastman Chemical Co.	115,700	7,040
FMC Corp.	136,900	7,592
Sherwin-Williams Co.	31,900	4,865
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Valspar Corp.	201,300	$ 12,638
W.R. Grace & Co. (a)	90,400	5,918
		73,438
Containers & Packaging - 1.6%
Aptargroup, Inc.	225,300	10,740
Ball Corp.	157,402	7,034
Rock-Tenn Co. Class A	137,300	8,930
		26,704
Metals & Mining - 1.1%
Carpenter Technology Corp.	155,100	7,516
Reliance Steel & Aluminum Co.	198,400	11,190
		18,706
TOTAL MATERIALS		118,848
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
tw telecom, inc. (a)	282,801	7,265
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	255,800	1,297
TOTAL TELECOMMUNICATION SERVICES		8,562
UTILITIES - 4.6%
Electric Utilities - 2.3%
Great Plains Energy, Inc.	368,900	7,470
OGE Energy Corp.	221,400	12,649
PNM Resources, Inc.	424,552	8,971
UIL Holdings Corp.	279,200	10,015
		39,105
Gas Utilities - 0.4%
National Fuel Gas Co.	138,551	7,216
Independent Power Producers & Energy Traders - 0.6%
Black Hills Corp.	258,800	9,237
Multi-Utilities - 0.5%
Alliant Energy Corp.	182,300	8,171
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Water Utilities - 0.8%
American Water Works Co., Inc.	232,000	$ 8,855
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	51,200	4,166
		13,021
TOTAL UTILITIES		76,750
TOTAL COMMON STOCKS (Cost $1,560,418)		1,639,843
U.S. Treasury Obligations - 0.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.1% 12/20/12 (e) (Cost $600)	$ 600	600
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	44,957,008	44,957
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	12,888,850	12,889
TOTAL MONEY MARKET FUNDS (Cost $57,846)		57,846
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,618,864)		1,698,289
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(14,870)
NET ASSETS - 100%		$ 1,683,419
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
45 CME E-mini S&P MidCap 400 Index Contracts	Dec. 2012	$ 4,497	$ (3)

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 105
Fidelity Securities Lending Cash Central Fund	572
Total	$ 677
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 229,045	$ 229,045	$ -	$ -
Consumer Staples	53,005	53,005	-	-
Energy	107,385	107,385	-	-
Financials	361,204	345,369	15,835	-
Health Care	157,966	157,966	-	-
Industrials	285,261	285,261	-	-
Information Technology	241,817	241,817	-	-
Materials	118,848	118,848	-	-
Telecommunication Services	8,562	8,562	-	-
Utilities	76,750	76,750	-	-
U.S. Government and Government Agency Obligations	600	-	600	-
Money Market Funds	57,846	57,846	-	-
Total Investments in Securities:	$ 1,698,289	$ 1,681,854	$ 16,435	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (3)	$ (3)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (3)
Total Value of Derivatives	$ -	$ (3)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.1%
Bermuda	1.9%
United Kingdom	1.3%
Ireland	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $12,171) - See accompanying schedule: Unaffiliated issuers (cost $1,561,018)	$ 1,640,443
Fidelity Central Funds (cost $57,846)	57,846
Total Investments (cost $1,618,864)		$ 1,698,289
Cash		41
Receivable for investments sold		13,029
Receivable for fund shares sold		704
Dividends receivable		1,538
Distributions receivable from Fidelity Central Funds		41
Prepaid expenses		4
Other receivables		14
Total assets		1,713,660

Liabilities
Payable for investments purchased	$ 9,245
Payable for fund shares redeemed	6,703
Accrued management fee	402
Distribution and service plan fees payable	568
Payable for daily variation margin on futures contracts	18
Other affiliated payables	366
Other payables and accrued expenses	50
Collateral on securities loaned, at value	12,889
Total liabilities		30,241

Net Assets		$ 1,683,419
Net Assets consist of:
Paid in capital		$ 2,409,163
Undistributed net investment income		3,217
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(808,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,355
Net Assets		$ 1,683,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($592,843 ÷ 26,747.24 shares)	$ 22.16

Maximum offering price per share (100/94.25 of $22.16)	$ 23.51
Class T: Net Asset Value and redemption price per share ($754,637 ÷ 33,747.81 shares)	$ 22.36

Maximum offering price per share (100/96.50 of $22.36)	$ 23.17
Class B: Net Asset Value and offering price per share ($21,513 ÷ 1,038.79 shares)A	$ 20.71

Class C: Net Asset Value and offering price per share ($141,102 ÷ 6,806.99 shares)A	$ 20.73

Fidelity Stock Selector Mid Cap Fund: Net Asset Value, offering price and redemption price per share ($1,498 ÷ 64.74 shares)	$ 23.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($171,826 ÷ 7,424.16 shares)	$ 23.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 23,553
Interest		2
Income from Fidelity Central Funds		677
Total income		24,232

Expenses
Management fee Basic fee	$ 10,016
Performance adjustment	(3,149)
Transfer agent fees	4,180
Distribution and service plan fees	7,299
Accounting and security lending fees	557
Custodian fees and expenses	50
Independent trustees' compensation	13
Registration fees	102
Audit	59
Legal	12
Miscellaneous	44
Total expenses before reductions	19,183
Expense reductions	(94)	19,089
Net investment income (loss)		5,143
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	133,701
Foreign currency transactions	(34)
Futures contracts	(2,001)
Total net realized gain (loss)		131,666
Change in net unrealized appreciation (depreciation) on: Investment securities	136,133
Assets and liabilities in foreign currencies	(5)
Futures contracts	22
Total change in net unrealized appreciation (depreciation)		136,150
Net gain (loss)		267,816
Net increase (decrease) in net assets resulting from operations		$ 272,959

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,143	$ 6,833
Net realized gain (loss)	131,666	494,492
Change in net unrealized appreciation (depreciation)	136,150	(475,244)
Net increase (decrease) in net assets resulting from operations	272,959	26,081
Distributions to shareholders from net investment income	(7,037)	-
Share transactions - net increase (decrease)	(510,527)	(942,625)
Total increase (decrease) in net assets	(244,605)	(916,544)

Net Assets
Beginning of period	1,928,024	2,844,568
End of period (including undistributed net investment income of $3,217 and undistributed net investment income of $6,058, respectively)	$ 1,683,419	$ 1,928,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.15	$ 19.22	$ 15.75	$ 10.52	$ 26.93
Income from Investment Operations
Net investment income (loss) C	.09	.08 F	(.02)	.03	- I
Net realized and unrealized gain (loss)	3.02	(.15) G	3.55	5.20	(12.94)
Total from investment operations	3.11	(.07)	3.53	5.23	(12.94)
Distributions from net investment income	(.10)	-	(.03) J	-	-
Distributions from net realized gain	-	-	(.03) J	-	(3.47)
Total distributions	(.10)	-	(.06)	-	(3.47)
Net asset value, end of period	$ 22.16	$ 19.15	$ 19.22	$ 15.75	$ 10.52
Total Return A, B	16.32%	(.36)%	22.48%	49.71%	(55.09)%
Ratios to Average Net Assets D, H
Expenses before reductions	.94%	.92%	.86%	.83%	1.10%
Expenses net of fee waivers, if any	.94%	.92%	.86%	.83%	1.10%
Expenses net of all reductions	.94%	.91%	.84%	.81%	1.08%
Net investment income (loss)	.41%	.39% F	(.12)%	.25%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 593	$ 644	$ 945	$ 906	$ 712
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 19.41	$ 15.89	$ 10.64	$ 27.16
Income from Investment Operations
Net investment income (loss) C	.05	.04 F	(.05)	.01	(.03)
Net realized and unrealized gain (loss)	3.05	(.15) G	3.59	5.24	(13.08)
Total from investment operations	3.10	(.11)	3.54	5.25	(13.11)
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	-	(.02) I	-	(3.41)
Total distributions	(.04)	-	(.02)	-	(3.41)
Net asset value, end of period	$ 22.36	$ 19.30	$ 19.41	$ 15.89	$ 10.64
Total Return A, B	16.12%	(.57)%	22.31%	49.34%	(55.14)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.11%	1.03%	1.02%	1.28%
Expenses net of fee waivers, if any	1.14%	1.11%	1.03%	1.02%	1.28%
Expenses net of all reductions	1.13%	1.10%	1.01%	.99%	1.27%
Net investment income (loss)	.22%	.20% F	(.30)%	.07%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 755	$ 871	$ 1,282	$ 1,520	$ 1,368
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.94	$ 18.15	$ 14.93	$ 10.05	$ 25.80
Income from Investment Operations
Net investment income (loss) C	(.07)	(.07) F	(.15)	(.06)	(.15)
Net realized and unrealized gain (loss)	2.84	(.14) G	3.37	4.94	(12.38)
Total from investment operations	2.77	(.21)	3.22	4.88	(12.53)
Distributions from net realized gain	-	-	-	-	(3.22)
Net asset value, end of period	$ 20.71	$ 17.94	$ 18.15	$ 14.93	$ 10.05
Total Return A, B	15.44%	(1.16)%	21.57%	48.56%	(55.43)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.73%	1.71%	1.63%	1.59%	1.89%
Expenses net of fee waivers, if any	1.73%	1.71%	1.63%	1.59%	1.89%
Expenses net of all reductions	1.73%	1.70%	1.61%	1.57%	1.88%
Net investment income (loss)	(.38)%	(.40)% F	(.90)%	(.51)%	(.78)%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 28	$ 75	$ 131	$ 162
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 18.15	$ 14.93	$ 10.05	$ 25.82
Income from Investment Operations
Net investment income (loss) C	(.06)	(.07) F	(.14)	(.06)	(.14)
Net realized and unrealized gain (loss)	2.84	(.13) G	3.36	4.94	(12.37)
Total from investment operations	2.78	(.20)	3.22	4.88	(12.51)
Distributions from net realized gain	-	-	-	-	(3.26)
Net asset value, end of period	$ 20.73	$ 17.95	$ 18.15	$ 14.93	$ 10.05
Total Return A, B	15.49%	(1.10)%	21.57%	48.56%	(55.39)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.68%	1.66%	1.60%	1.58%	1.85%
Expenses net of fee waivers, if any	1.68%	1.66%	1.60%	1.58%	1.85%
Expenses net of all reductions	1.68%	1.65%	1.58%	1.55%	1.84%
Net investment income (loss)	(.33)%	(.35)% F	(.86)%	(.50)%	(.74)%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 150	$ 189	$ 186	$ 161
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Stock Selector Mid Cap Fund

Period ended November 30, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.20
Income from Investment Operations
Net investment income (loss) D	.09
Net realized and unrealized gain (loss)	1.85
Total from investment operations	1.94
Net asset value, end of period	$ 23.14
Total Return B, C	9.15%
Ratios to Average Net Assets E, H
Expenses before reductions	.59% A
Expenses net of fee waivers, if any	.59% A
Expenses net of all reductions	.58% A
Net investment income (loss)	.86% A
Supplemental Data
Net assets, end of period (in millions)	$ 1
Portfolio turnover rate F	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 6, 2012 (commencement of sale of shares) to November 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.01	$ 20.02	$ 16.40	$ 10.92	$ 27.81
Income from Investment Operations
Net investment income (loss) B	.15	.14 E	.04	.08	.07
Net realized and unrealized gain (loss)	3.15	(.15) F	3.69	5.40	(13.41)
Total from investment operations	3.30	(.01)	3.73	5.48	(13.34)
Distributions from net investment income	(.17)	-	(.08) H	-	-
Distributions from net realized gain	-	-	(.03) H	-	(3.55)
Total distributions	(.17)	-	(.11)	-	(3.55)
Net asset value, end of period	$ 23.14	$ 20.01	$ 20.02	$ 16.40	$ 10.92
Total Return A	16.66%	(.05)%	22.86%	50.18%	(54.92)%
Ratios to Average Net Assets C, G
Expenses before reductions	.65%	.62%	.54%	.50%	.79%
Expenses net of fee waivers, if any	.65%	.62%	.54%	.50%	.79%
Expenses net of all reductions	.64%	.61%	.52%	.47%	.77%
Net investment income (loss)	.71%	.69% E	.20%	.59%	.32%
Supplemental Data
Net assets, end of period (in millions)	$ 172	$ 234	$ 354	$ 319	$ 267
Portfolio turnover rate D	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Fidelity Stock Selector Mid Cap Fund shares on June 6, 2012. The Fund offers Class A, Class T, Class C, Fidelity Stock Selector Mid Cap Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 190,701
Gross unrealized depreciation	(115,857)
Net unrealized appreciation (depreciation) on securities and other investments	$ 74,844

Tax Cost	$ 1,623,445

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,045
Capital loss carryforward	$ (802,561)
Net unrealized appreciation (depreciation)	$ 74,778

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (654,390)
2017	(148,171)
Total capital loss carryforward	$ (802,561)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 7,037	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(2,001) and a change in net unrealized appreciation (depreciation) of $22 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,253,121 and $1,724,966, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,547	$ 33
Class T	.25%	.25%	4,021	25
Class B	.75%	.25%	247	186
Class C	.75%	.25%	1,484	40
			$ 7,299	$ 284

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27
Class T	13
Class B*	23
Class C*	2
$ 65

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,636.26
Class T	1,663.21
Class B	75.30
Class C	371.25
Fidelity Stock Selector Mid Cap Fund	1	.20*
Institutional Class	434.22
	$ 4,180

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572, including $13 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement from adviser
Class A	$ 5
Class T	7
Class B	-*
Class C	1
Institutional Class	1
$ 14

* Amount represents one hundred ninety dollars.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 3,191	$ -
Class T	1,890	-
Institutional Class	1,956	-
Total	$ 7,037	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	2,534	5,699	$ 52,691	$ 114,532
Reinvestment of distributions	158	-	2,914	-
Shares redeemed	(9,598)	(21,205)	(199,005)	(427,460)
Net increase (decrease)	(6,906)	(15,506)	$ (143,400)	$ (312,928)
Class T
Shares sold	3,511	6,474	$ 74,253	$ 130,173
Reinvestment of distributions	96	-	1,803	-
Shares redeemed	(14,999)	(27,363)	(312,249)	(549,302)
Net increase (decrease)	(11,392)	(20,889)	$ (236,193)	$ (419,129)
Class B
Shares sold	3	21	$ 54	$ 390
Shares redeemed	(540)	(2,556)	(10,540)	(48,788)
Net increase (decrease)	(537)	(2,535)	$ (10,486)	$ (48,398)
Class C
Shares sold	225	457	$ 4,440	$ 8,531
Shares redeemed	(1,754)	(2,548)	(34,462)	(47,257)
Net increase (decrease)	(1,529)	(2,091)	$ (30,022)	$ (38,726)
Fidelity Stock Selector Mid Cap Fund A
Shares sold	69	-	$ 1,562	$ -
Shares redeemed	(4)	-	(89)	-
Net increase (decrease)	65	-	$ 1,473	$ -
Institutional Class
Shares sold	1,655	4,582	$ 35,850	$ 96,229
Reinvestment of distributions	93	-	1,794	-
Shares redeemed	(6,043)	(10,547)	(129,543)	(219,673)
Net increase (decrease)	(4,295)	(5,965)	$ (91,899)	$ (123,444)

A Share transactions for Fidelity Stock Selector Mid Cap Fund are for the period June 6, 2012 (commencement of sale of shares) to November 30,
2012.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and each of Fidelity Advisor Growth Strategies Fund and Fidelity Mid Cap Growth Fund (Target Funds). Each Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Target Funds in exchange for corresponding shares of the Fund equal in value to the net assets of the Target Funds on the day the reorganization is effective. The reorganization provides shareholders of the Target Funds access to a larger portfolio with similar investment objectives and lower expenses.

The Target Funds' shareholders approved the reorganization which is expected to become effective on or about January 11, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector Mid Cap Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 10, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/17/2012	12/14/2012	$0.119	$0.042
	12/28/2012	12/27/2012	$0.018	-
Class T	12/17/2012	12/14/2012	$0.071	$0.042
	12/28/2012	12/27/2012	$0.018	-
Class B	12/17/2012	12/14/2012	-	-
	12/28/2012	12/27/2012	-	-
Class C	12/17/2012	12/14/2012	-	$0.008
	12/28/2012	12/27/2012	$0.018	-

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (The fund did not offer the retail class as of December 31, 2011.) The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in February 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

MC-UANN-0113
1.786695.109

Semiannual Report

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor ® Stock Selector

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	16.66%	-0.61%	8.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Douglas Simmons and Monty Kori, two Co-Portfolio Managers of Fidelity Advisor® Stock Selector Mid Cap Fund, as part of Fidelity's Stock Selector Mid Cap Group: For the year, the fund's Institutional Class shares advanced 16.66%, outpacing the 14.93% gain of the S&P MidCap 400® Index. Consistent with our core objective, stock selection in the sector sleeves drove the relative outperformance. Our picks in financials led the way, most notably non-index stakes in Ocwen Financial and Altisource Portfolio Solutions. Elsewhere, we were helped by our holdings in industrials, such as heating, ventilation and air conditioning (HVAC) maker Ingersoll-Rand, and consumer discretionary, including consumer products company Jarden. Also, choosing our positions wisely in the lagging energy sector added value. Conversely, some choices in health care were weak, including underweighting Regeneron Pharmaceuticals and Vertex Pharmaceuticals, two strong-performing index names. Picks in information technology also detracted, most notably video and voice conferencing firm Polycom.

Note to shareholders: On October 1, 2012, Eddie Yoon became Co-Portfolio Manager of the fund, responsible for the health care sleeve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012) for Class A, Class T, Class B, Class C and Institutional Class and for the entire period (June 6, 2012 to November 30, 2012) for Fidelity Stock Selector Mid Cap Fund. The hypothetical expense Example is based on an investment amount of $1,000 invested for the one-half year period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value November 30, 2012	Expenses Paid During Period
Class A	.88%
Actual		$ 1,000.00	$ 1,090.00	$ 4.60 B
HypotheticalA		$ 1,000.00	$ 1,020.60	$ 4.45 B
Class T	1.08%
Actual		$ 1,000.00	$ 1,089.10	$ 5.64 B
HypotheticalA		$ 1,000.00	$ 1,019.60	$ 5.45 B
Class B	1.67%
Actual		$ 1,000.00	$ 1,086.00	$ 8.71 B
HypotheticalA		$ 1,000.00	$ 1,016.65	$ 8.42 B
Class C	1.62%
Actual		$ 1,000.00	$ 1,086.50	$ 8.45 B
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.17 B
Fidelity Stock Selector Mid Cap Fund	.59%
Actual		$ 1,000.00	$ 1,091.50	$ 3.00 C
HypotheticalA		$ 1,000.00	$ 1,022.05	$ 2.98 B
Institutional Class	.58%
Actual		$ 1,000.00	$ 1,092.00	$ 3.03 B
HypotheticalA		$ 1,000.00	$ 1,022.10	$ 2.93 B

A 5% return per year before expenses

B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the period June 6, 2012 to November 30, 2012).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
AMETEK, Inc.	1.8	1.6
Ocwen Financial Corp.	1.5	0.8
Hubbell, Inc. Class B	1.4	1.3
Regeneron Pharmaceuticals, Inc.	1.3	0.8
J.B. Hunt Transport Services, Inc.	1.3	1.3
Capital One Financial Corp.	1.2	1.3
BE Aerospace, Inc.	1.1	1.0
IHS, Inc. Class A	1.1	0.0
Validus Holdings Ltd.	1.1	1.1
Watsco, Inc.	1.0	1.1
	12.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	20.6
Industrials	16.9	16.4
Information Technology	14.4	14.6
Consumer Discretionary	13.6	13.3
Health Care	9.4	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks, Investment Companies and Equity Futures 97.7%		Stocks, Investment Companies and Equity Futures 97.0%
	Short-Term Investments and Net Other Assets (Liabilities) 2.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	10.9%	** Foreign investments	10.6%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.6%
Distributors - 0.9%
LKQ Corp. (a)	698,100	$ 15,302
Hotels, Restaurants & Leisure - 1.1%
Buffalo Wild Wings, Inc. (a)	46,000	3,332
Domino's Pizza, Inc.	96,800	4,027
Panera Bread Co. Class A (a)	70,408	11,300
		18,659
Household Durables - 2.3%
Jarden Corp.	233,100	12,333
Newell Rubbermaid, Inc.	290,900	6,345
NVR, Inc. (a)	10,300	9,268
Tupperware Brands Corp.	160,800	10,428
		38,374
Internet & Catalog Retail - 0.4%
Liberty Media Corp. Interactive Series A (a)	364,400	7,033
Multiline Retail - 0.6%
Dollar General Corp. (a)	96,700	4,835
Dollar Tree, Inc. (a)	106,800	4,458
		9,293
Specialty Retail - 6.7%
Abercrombie & Fitch Co. Class A	56,200	2,579
Ascena Retail Group, Inc. (a)	376,300	7,564
CarMax, Inc. (a)	124,900	4,529
Dick's Sporting Goods, Inc.	286,100	15,023
Hibbett Sports, Inc. (a)	84,600	4,546
Limited Brands, Inc.	78,000	4,068
O'Reilly Automotive, Inc. (a)	48,200	4,535
PetSmart, Inc.	183,900	12,994
Ross Stores, Inc.	101,700	5,789
Sally Beauty Holdings, Inc. (a)	373,800	9,476
Signet Jewelers Ltd.	211,300	11,357
Tractor Supply Co.	181,300	16,248
Urban Outfitters, Inc. (a)	75,700	2,854
Vitamin Shoppe, Inc. (a)	83,200	4,930
Williams-Sonoma, Inc.	156,900	7,101
		113,593
Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc. (a)	227,200	8,202
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	116,534	$ 13,354
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	101,000	5,235
		26,791
TOTAL CONSUMER DISCRETIONARY		229,045
CONSUMER STAPLES - 3.1%
Beverages - 0.6%
Beam, Inc.	115,500	6,481
Dr. Pepper Snapple Group, Inc.	78,500	3,521
Monster Beverage Corp. (a)	16,100	838
		10,840
Food & Staples Retailing - 0.7%
United Natural Foods, Inc. (a)	122,895	6,362
Whole Foods Market, Inc.	56,900	5,312
		11,674
Food Products - 0.9%
Green Mountain Coffee Roasters, Inc. (a)	168,500	6,179
The J.M. Smucker Co.	39,000	3,450
TreeHouse Foods, Inc. (a)	93,000	4,877
		14,506
Household Products - 0.9%
Church & Dwight Co., Inc.	295,200	15,985
TOTAL CONSUMER STAPLES		53,005
ENERGY - 6.4%
Energy Equipment & Services - 3.2%
Dresser-Rand Group, Inc. (a)	180,663	9,541
Ensco PLC Class A	188,400	10,971
Helmerich & Payne, Inc.	133,800	6,984
Patterson-UTI Energy, Inc. (d)	483,060	8,579
Petrofac Ltd.	257,500	6,716
Rowan Companies PLC (a)	336,800	10,687
		53,478
Oil, Gas & Consumable Fuels - 3.2%
Atlas Pipeline Partners LP	269,900	8,904
Cheniere Energy, Inc. (a)	216,300	3,634
Cimarex Energy Co.	186,880	11,235
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
HollyFrontier Corp.	226,200	$ 10,254
Pioneer Natural Resources Co.	54,100	5,789
SM Energy Co.	187,976	9,341
WPX Energy, Inc.	300,800	4,750
		53,907
TOTAL ENERGY		107,385
FINANCIALS - 21.4%
Capital Markets - 1.8%
Ashmore Global Opportunities Ltd.:
(United Kingdom) (a)	342,511	2,812
(United States) (a)	507,588	2,591
Invesco Ltd.	90,500	2,262
Jefferies Group, Inc.	85,800	1,455
KKR & Co. LP	298,400	4,103
Monex Group, Inc.	52,500	11,014
TD Ameritrade Holding Corp.	367,800	5,958
		30,195
Commercial Banks - 3.2%
Bank of the Ozarks, Inc.	181,200	5,759
CIT Group, Inc. (a)	311,800	11,552
City National Corp.	138,100	6,724
Erste Bank AG (a)	303,500	8,927
Huntington Bancshares, Inc.	2,023,700	12,446
Synovus Financial Corp. (d)	1,701,400	4,032
TCF Financial Corp.	433,523	5,150
		54,590
Consumer Finance - 2.3%
ACOM Co. Ltd. (a)(d)	176,280	4,821
Capital One Financial Corp.	350,100	20,166
SLM Corp.	846,900	14,016
		39,003
Diversified Financial Services - 0.9%
Interactive Brokers Group, Inc.	994,400	15,204
Insurance - 1.6%
Direct Line Insurance Grup PLC	189,900	617
Fairfax Financial Holdings Ltd. (sub. vtg.)	24,100	8,277
Validus Holdings Ltd.	500,900	17,762
		26,656
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 9.2%
Camden Property Trust (SBI)	255,800	$ 16,806
CBL & Associates Properties, Inc.	718,278	16,168
Chesapeake Lodging Trust	215,800	4,072
Coresite Realty Corp.	60,015	1,536
Douglas Emmett, Inc.	213,500	4,849
Equity One, Inc.	409,900	8,473
Essex Property Trust, Inc.	114,000	16,016
Highwoods Properties, Inc. (SBI)	348,700	11,242
Home Properties, Inc.	115,375	6,794
Kimco Realty Corp.	467,900	9,012
National Retail Properties, Inc.	331,500	10,184
Prologis, Inc.	143,600	4,874
SL Green Realty Corp.	229,100	17,270
Tanger Factory Outlet Centers, Inc.	113,000	3,715
Terreno Realty Corp.	252,340	3,772
Ventas, Inc.	148,642	9,461
Weyerhaeuser Co.	401,679	11,070
		155,314
Real Estate Management & Development - 0.9%
Altisource Portfolio Solutions SA (a)	74,500	7,922
CBRE Group, Inc. (a)	390,600	7,394
		15,316
Thrifts & Mortgage Finance - 1.5%
Ocwen Financial Corp. (a)	695,100	24,926
TOTAL FINANCIALS		361,204
HEALTH CARE - 9.4%
Biotechnology - 3.2%
BioMarin Pharmaceutical, Inc. (a)	91,590	4,451
Grifols SA ADR	240,900	5,876
Medivation, Inc. (a)	40,800	2,128
Onyx Pharmaceuticals, Inc. (a)	20,900	1,577
Regeneron Pharmaceuticals, Inc. (a)	129,000	22,775
United Therapeutics Corp. (a)	117,100	6,154
Vertex Pharmaceuticals, Inc. (a)	274,666	10,929
		53,890
Health Care Equipment & Supplies - 1.7%
Boston Scientific Corp. (a)	1,228,600	6,806
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies
IDEXX Laboratories, Inc. (a)	98,066	$ 9,166
The Cooper Companies, Inc.	133,100	12,637
		28,609
Health Care Providers & Services - 2.4%
Catamaran Corp. (a)	125,902	6,180
CIGNA Corp.	87,200	4,558
HMS Holdings Corp. (a)	227,300	5,267
MEDNAX, Inc. (a)	156,000	12,324
Quest Diagnostics, Inc.	115,400	6,668
Universal Health Services, Inc. Class B	70,715	3,187
Wellcare Health Plans, Inc. (a)	29,110	1,405
		39,589
Health Care Technology - 0.2%
Cerner Corp. (a)	51,500	3,977
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.	82,900	5,268
Pharmaceuticals - 1.6%
Elan Corp. PLC sponsored ADR (a)	507,400	5,064
Endo Pharmaceuticals Holdings, Inc. (a)	411,732	11,800
ViroPharma, Inc. (a)	202,718	5,025
Watson Pharmaceuticals, Inc. (a)	53,900	4,744
		26,633
TOTAL HEALTH CARE		157,966
INDUSTRIALS - 16.9%
Aerospace & Defense - 3.3%
BE Aerospace, Inc. (a)	394,000	18,660
Esterline Technologies Corp. (a)	190,024	11,618
Precision Castparts Corp.	64,300	11,792
TransDigm Group, Inc.	97,827	13,306
		55,376
Building Products - 0.7%
Armstrong World Industries, Inc.	227,800	11,506
Commercial Services & Supplies - 1.2%
Covanta Holding Corp.	306,300	5,783
Interface, Inc.	186,300	2,737
Republic Services, Inc.	421,600	12,003
		20,523
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 4.7%
AMETEK, Inc.	797,350	$ 29,763
Hubbell, Inc. Class B	282,400	23,792
Rockwell Automation, Inc.	125,700	9,960
Roper Industries, Inc.	143,200	15,971
		79,486
Machinery - 2.6%
Cummins, Inc.	115,500	11,337
Donaldson Co., Inc.	253,000	8,496
Ingersoll-Rand PLC	275,500	13,439
WABCO Holdings, Inc. (a)	163,378	10,138
		43,410
Professional Services - 1.2%
Advisory Board Co. (a)	69,848	3,161
IHS, Inc. Class A (a)	194,100	17,884
		21,045
Road & Rail - 1.3%
J.B. Hunt Transport Services, Inc.	367,900	21,872
Trading Companies & Distributors - 1.9%
W.W. Grainger, Inc.	74,700	14,493
Watsco, Inc.	244,800	17,550
		32,043
TOTAL INDUSTRIALS		285,261
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. (a)	1,044,600	5,933
Polycom, Inc. (a)	1,098,700	11,492
Riverbed Technology, Inc. (a)	458,800	8,213
		25,638
Computers & Peripherals - 0.4%
SanDisk Corp. (a)	164,000	6,412
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	407,600	15,187
Fabrinet (a)	660,272	8,201
Flextronics International Ltd. (a)	1,368,700	7,925
		31,313
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.7%
Bankrate, Inc. (a)	791,700	$ 9,524
Velti PLC (a)(d)	836,700	2,853
		12,377
IT Services - 2.7%
Alliance Data Systems Corp. (a)	96,700	13,779
Amdocs Ltd.	217,200	7,268
Cognizant Technology Solutions Corp. Class A (a)	137,700	9,258
Global Payments, Inc.	168,500	7,399
NeuStar, Inc. Class A (a)	182,500	7,337
		45,041
Semiconductors & Semiconductor Equipment - 1.9%
Avago Technologies Ltd.	115,200	4,044
Broadcom Corp. Class A	159,700	5,171
NVIDIA Corp.	339,800	4,071
RF Micro Devices, Inc. (a)	1,250,000	5,400
Skyworks Solutions, Inc. (a)	611,600	13,853
		32,539
Software - 5.3%
ANSYS, Inc. (a)	146,800	9,737
Check Point Software Technologies Ltd. (a)	234,000	10,804
Citrix Systems, Inc. (a)	90,100	5,511
Informatica Corp. (a)	428,700	11,519
Nuance Communications, Inc. (a)	530,800	11,805
Parametric Technology Corp. (a)	574,700	11,632
salesforce.com, Inc. (a)	35,400	5,582
Solera Holdings, Inc.	310,300	16,061
Verint Systems, Inc. (a)	210,500	5,846
		88,497
TOTAL INFORMATION TECHNOLOGY		241,817
MATERIALS - 7.1%
Chemicals - 4.4%
Airgas, Inc.	144,600	12,807
Albemarle Corp.	232,200	13,883
Ashland, Inc.	122,600	8,695
Eastman Chemical Co.	115,700	7,040
FMC Corp.	136,900	7,592
Sherwin-Williams Co.	31,900	4,865
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Valspar Corp.	201,300	$ 12,638
W.R. Grace & Co. (a)	90,400	5,918
		73,438
Containers & Packaging - 1.6%
Aptargroup, Inc.	225,300	10,740
Ball Corp.	157,402	7,034
Rock-Tenn Co. Class A	137,300	8,930
		26,704
Metals & Mining - 1.1%
Carpenter Technology Corp.	155,100	7,516
Reliance Steel & Aluminum Co.	198,400	11,190
		18,706
TOTAL MATERIALS		118,848
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
tw telecom, inc. (a)	282,801	7,265
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	255,800	1,297
TOTAL TELECOMMUNICATION SERVICES		8,562
UTILITIES - 4.6%
Electric Utilities - 2.3%
Great Plains Energy, Inc.	368,900	7,470
OGE Energy Corp.	221,400	12,649
PNM Resources, Inc.	424,552	8,971
UIL Holdings Corp.	279,200	10,015
		39,105
Gas Utilities - 0.4%
National Fuel Gas Co.	138,551	7,216
Independent Power Producers & Energy Traders - 0.6%
Black Hills Corp.	258,800	9,237
Multi-Utilities - 0.5%
Alliant Energy Corp.	182,300	8,171
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Water Utilities - 0.8%
American Water Works Co., Inc.	232,000	$ 8,855
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	51,200	4,166
		13,021
TOTAL UTILITIES		76,750
TOTAL COMMON STOCKS (Cost $1,560,418)		1,639,843
U.S. Treasury Obligations - 0.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.1% 12/20/12 (e) (Cost $600)	$ 600	600
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	44,957,008	44,957
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	12,888,850	12,889
TOTAL MONEY MARKET FUNDS (Cost $57,846)		57,846
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,618,864)		1,698,289
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(14,870)
NET ASSETS - 100%		$ 1,683,419
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
45 CME E-mini S&P MidCap 400 Index Contracts	Dec. 2012	$ 4,497	$ (3)

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 105
Fidelity Securities Lending Cash Central Fund	572
Total	$ 677
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 229,045	$ 229,045	$ -	$ -
Consumer Staples	53,005	53,005	-	-
Energy	107,385	107,385	-	-
Financials	361,204	345,369	15,835	-
Health Care	157,966	157,966	-	-
Industrials	285,261	285,261	-	-
Information Technology	241,817	241,817	-	-
Materials	118,848	118,848	-	-
Telecommunication Services	8,562	8,562	-	-
Utilities	76,750	76,750	-	-
U.S. Government and Government Agency Obligations	600	-	600	-
Money Market Funds	57,846	57,846	-	-
Total Investments in Securities:	$ 1,698,289	$ 1,681,854	$ 16,435	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (3)	$ (3)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (3)
Total Value of Derivatives	$ -	$ (3)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.1%
Bermuda	1.9%
United Kingdom	1.3%
Ireland	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $12,171) - See accompanying schedule: Unaffiliated issuers (cost $1,561,018)	$ 1,640,443
Fidelity Central Funds (cost $57,846)	57,846
Total Investments (cost $1,618,864)		$ 1,698,289
Cash		41
Receivable for investments sold		13,029
Receivable for fund shares sold		704
Dividends receivable		1,538
Distributions receivable from Fidelity Central Funds		41
Prepaid expenses		4
Other receivables		14
Total assets		1,713,660

Liabilities
Payable for investments purchased	$ 9,245
Payable for fund shares redeemed	6,703
Accrued management fee	402
Distribution and service plan fees payable	568
Payable for daily variation margin on futures contracts	18
Other affiliated payables	366
Other payables and accrued expenses	50
Collateral on securities loaned, at value	12,889
Total liabilities		30,241

Net Assets		$ 1,683,419
Net Assets consist of:
Paid in capital		$ 2,409,163
Undistributed net investment income		3,217
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(808,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,355
Net Assets		$ 1,683,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($592,843 ÷ 26,747.24 shares)	$ 22.16

Maximum offering price per share (100/94.25 of $22.16)	$ 23.51
Class T: Net Asset Value and redemption price per share ($754,637 ÷ 33,747.81 shares)	$ 22.36

Maximum offering price per share (100/96.50 of $22.36)	$ 23.17
Class B: Net Asset Value and offering price per share ($21,513 ÷ 1,038.79 shares)A	$ 20.71

Class C: Net Asset Value and offering price per share ($141,102 ÷ 6,806.99 shares)A	$ 20.73

Fidelity Stock Selector Mid Cap Fund: Net Asset Value, offering price and redemption price per share ($1,498 ÷ 64.74 shares)	$ 23.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($171,826 ÷ 7,424.16 shares)	$ 23.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 23,553
Interest		2
Income from Fidelity Central Funds		677
Total income		24,232

Expenses
Management fee Basic fee	$ 10,016
Performance adjustment	(3,149)
Transfer agent fees	4,180
Distribution and service plan fees	7,299
Accounting and security lending fees	557
Custodian fees and expenses	50
Independent trustees' compensation	13
Registration fees	102
Audit	59
Legal	12
Miscellaneous	44
Total expenses before reductions	19,183
Expense reductions	(94)	19,089
Net investment income (loss)		5,143
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	133,701
Foreign currency transactions	(34)
Futures contracts	(2,001)
Total net realized gain (loss)		131,666
Change in net unrealized appreciation (depreciation) on: Investment securities	136,133
Assets and liabilities in foreign currencies	(5)
Futures contracts	22
Total change in net unrealized appreciation (depreciation)		136,150
Net gain (loss)		267,816
Net increase (decrease) in net assets resulting from operations		$ 272,959

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,143	$ 6,833
Net realized gain (loss)	131,666	494,492
Change in net unrealized appreciation (depreciation)	136,150	(475,244)
Net increase (decrease) in net assets resulting from operations	272,959	26,081
Distributions to shareholders from net investment income	(7,037)	-
Share transactions - net increase (decrease)	(510,527)	(942,625)
Total increase (decrease) in net assets	(244,605)	(916,544)

Net Assets
Beginning of period	1,928,024	2,844,568
End of period (including undistributed net investment income of $3,217 and undistributed net investment income of $6,058, respectively)	$ 1,683,419	$ 1,928,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.15	$ 19.22	$ 15.75	$ 10.52	$ 26.93
Income from Investment Operations
Net investment income (loss) C	.09	.08 F	(.02)	.03	- I
Net realized and unrealized gain (loss)	3.02	(.15) G	3.55	5.20	(12.94)
Total from investment operations	3.11	(.07)	3.53	5.23	(12.94)
Distributions from net investment income	(.10)	-	(.03) J	-	-
Distributions from net realized gain	-	-	(.03) J	-	(3.47)
Total distributions	(.10)	-	(.06)	-	(3.47)
Net asset value, end of period	$ 22.16	$ 19.15	$ 19.22	$ 15.75	$ 10.52
Total Return A, B	16.32%	(.36)%	22.48%	49.71%	(55.09)%
Ratios to Average Net Assets D, H
Expenses before reductions	.94%	.92%	.86%	.83%	1.10%
Expenses net of fee waivers, if any	.94%	.92%	.86%	.83%	1.10%
Expenses net of all reductions	.94%	.91%	.84%	.81%	1.08%
Net investment income (loss)	.41%	.39% F	(.12)%	.25%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 593	$ 644	$ 945	$ 906	$ 712
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 19.41	$ 15.89	$ 10.64	$ 27.16
Income from Investment Operations
Net investment income (loss) C	.05	.04 F	(.05)	.01	(.03)
Net realized and unrealized gain (loss)	3.05	(.15) G	3.59	5.24	(13.08)
Total from investment operations	3.10	(.11)	3.54	5.25	(13.11)
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	-	(.02) I	-	(3.41)
Total distributions	(.04)	-	(.02)	-	(3.41)
Net asset value, end of period	$ 22.36	$ 19.30	$ 19.41	$ 15.89	$ 10.64
Total Return A, B	16.12%	(.57)%	22.31%	49.34%	(55.14)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.11%	1.03%	1.02%	1.28%
Expenses net of fee waivers, if any	1.14%	1.11%	1.03%	1.02%	1.28%
Expenses net of all reductions	1.13%	1.10%	1.01%	.99%	1.27%
Net investment income (loss)	.22%	.20% F	(.30)%	.07%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 755	$ 871	$ 1,282	$ 1,520	$ 1,368
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.94	$ 18.15	$ 14.93	$ 10.05	$ 25.80
Income from Investment Operations
Net investment income (loss) C	(.07)	(.07) F	(.15)	(.06)	(.15)
Net realized and unrealized gain (loss)	2.84	(.14) G	3.37	4.94	(12.38)
Total from investment operations	2.77	(.21)	3.22	4.88	(12.53)
Distributions from net realized gain	-	-	-	-	(3.22)
Net asset value, end of period	$ 20.71	$ 17.94	$ 18.15	$ 14.93	$ 10.05
Total Return A, B	15.44%	(1.16)%	21.57%	48.56%	(55.43)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.73%	1.71%	1.63%	1.59%	1.89%
Expenses net of fee waivers, if any	1.73%	1.71%	1.63%	1.59%	1.89%
Expenses net of all reductions	1.73%	1.70%	1.61%	1.57%	1.88%
Net investment income (loss)	(.38)%	(.40)% F	(.90)%	(.51)%	(.78)%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 28	$ 75	$ 131	$ 162
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 18.15	$ 14.93	$ 10.05	$ 25.82
Income from Investment Operations
Net investment income (loss) C	(.06)	(.07) F	(.14)	(.06)	(.14)
Net realized and unrealized gain (loss)	2.84	(.13) G	3.36	4.94	(12.37)
Total from investment operations	2.78	(.20)	3.22	4.88	(12.51)
Distributions from net realized gain	-	-	-	-	(3.26)
Net asset value, end of period	$ 20.73	$ 17.95	$ 18.15	$ 14.93	$ 10.05
Total Return A, B	15.49%	(1.10)%	21.57%	48.56%	(55.39)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.68%	1.66%	1.60%	1.58%	1.85%
Expenses net of fee waivers, if any	1.68%	1.66%	1.60%	1.58%	1.85%
Expenses net of all reductions	1.68%	1.65%	1.58%	1.55%	1.84%
Net investment income (loss)	(.33)%	(.35)% F	(.86)%	(.50)%	(.74)%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 150	$ 189	$ 186	$ 161
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Stock Selector Mid Cap Fund

Period ended November 30, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.20
Income from Investment Operations
Net investment income (loss) D	.09
Net realized and unrealized gain (loss)	1.85
Total from investment operations	1.94
Net asset value, end of period	$ 23.14
Total Return B, C	9.15%
Ratios to Average Net Assets E, H
Expenses before reductions	.59% A
Expenses net of fee waivers, if any	.59% A
Expenses net of all reductions	.58% A
Net investment income (loss)	.86% A
Supplemental Data
Net assets, end of period (in millions)	$ 1
Portfolio turnover rate F	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 6, 2012 (commencement of sale of shares) to November 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.01	$ 20.02	$ 16.40	$ 10.92	$ 27.81
Income from Investment Operations
Net investment income (loss) B	.15	.14 E	.04	.08	.07
Net realized and unrealized gain (loss)	3.15	(.15) F	3.69	5.40	(13.41)
Total from investment operations	3.30	(.01)	3.73	5.48	(13.34)
Distributions from net investment income	(.17)	-	(.08) H	-	-
Distributions from net realized gain	-	-	(.03) H	-	(3.55)
Total distributions	(.17)	-	(.11)	-	(3.55)
Net asset value, end of period	$ 23.14	$ 20.01	$ 20.02	$ 16.40	$ 10.92
Total Return A	16.66%	(.05)%	22.86%	50.18%	(54.92)%
Ratios to Average Net Assets C, G
Expenses before reductions	.65%	.62%	.54%	.50%	.79%
Expenses net of fee waivers, if any	.65%	.62%	.54%	.50%	.79%
Expenses net of all reductions	.64%	.61%	.52%	.47%	.77%
Net investment income (loss)	.71%	.69% E	.20%	.59%	.32%
Supplemental Data
Net assets, end of period (in millions)	$ 172	$ 234	$ 354	$ 319	$ 267
Portfolio turnover rate D	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Fidelity Stock Selector Mid Cap Fund shares on June 6, 2012. The Fund offers Class A, Class T, Class C, Fidelity Stock Selector Mid Cap Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 190,701
Gross unrealized depreciation	(115,857)
Net unrealized appreciation (depreciation) on securities and other investments	$ 74,844

Tax Cost	$ 1,623,445

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,045
Capital loss carryforward	$ (802,561)
Net unrealized appreciation (depreciation)	$ 74,778

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (654,390)
2017	(148,171)
Total capital loss carryforward	$ (802,561)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 7,037	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(2,001) and a change in net unrealized appreciation (depreciation) of $22 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,253,121 and $1,724,966, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,547	$ 33
Class T	.25%	.25%	4,021	25
Class B	.75%	.25%	247	186
Class C	.75%	.25%	1,484	40
			$ 7,299	$ 284

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27
Class T	13
Class B*	23
Class C*	2
$ 65

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,636.26
Class T	1,663.21
Class B	75.30
Class C	371.25
Fidelity Stock Selector Mid Cap Fund	1	.20*
Institutional Class	434.22
	$ 4,180

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572, including $13 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement from adviser
Class A	$ 5
Class T	7
Class B	-*
Class C	1
Institutional Class	1
$ 14

* Amount represents one hundred ninety dollars.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 3,191	$ -
Class T	1,890	-
Institutional Class	1,956	-
Total	$ 7,037	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	2,534	5,699	$ 52,691	$ 114,532
Reinvestment of distributions	158	-	2,914	-
Shares redeemed	(9,598)	(21,205)	(199,005)	(427,460)
Net increase (decrease)	(6,906)	(15,506)	$ (143,400)	$ (312,928)
Class T
Shares sold	3,511	6,474	$ 74,253	$ 130,173
Reinvestment of distributions	96	-	1,803	-
Shares redeemed	(14,999)	(27,363)	(312,249)	(549,302)
Net increase (decrease)	(11,392)	(20,889)	$ (236,193)	$ (419,129)
Class B
Shares sold	3	21	$ 54	$ 390
Shares redeemed	(540)	(2,556)	(10,540)	(48,788)
Net increase (decrease)	(537)	(2,535)	$ (10,486)	$ (48,398)
Class C
Shares sold	225	457	$ 4,440	$ 8,531
Shares redeemed	(1,754)	(2,548)	(34,462)	(47,257)
Net increase (decrease)	(1,529)	(2,091)	$ (30,022)	$ (38,726)
Fidelity Stock Selector Mid Cap Fund A
Shares sold	69	-	$ 1,562	$ -
Shares redeemed	(4)	-	(89)	-
Net increase (decrease)	65	-	$ 1,473	$ -
Institutional Class
Shares sold	1,655	4,582	$ 35,850	$ 96,229
Reinvestment of distributions	93	-	1,794	-
Shares redeemed	(6,043)	(10,547)	(129,543)	(219,673)
Net increase (decrease)	(4,295)	(5,965)	$ (91,899)	$ (123,444)

A Share transactions for Fidelity Stock Selector Mid Cap Fund are for the period June 6, 2012 (commencement of sale of shares) to November 30,
2012.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and each of Fidelity Advisor Growth Strategies Fund and Fidelity Mid Cap Growth Fund (Target Funds). Each Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Target Funds in exchange for corresponding shares of the Fund equal in value to the net assets of the Target Funds on the day the reorganization is effective. The reorganization provides shareholders of the Target Funds access to a larger portfolio with similar investment objectives and lower expenses.

The Target Funds' shareholders approved the reorganization which is expected to become effective on or about January 11, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector Mid Cap Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 10, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/17/12	12/14/12	$0.181	$0.042
	12/28/12	12/27/12	$0.018	-

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.
Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (The fund did not offer the retail class as of December 31, 2011.) The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in February 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

MCI-UANN-0113
1.786696.109

(Fidelity Investment logo)(registered trademark)
Fidelity® Stock Selector

Mid Cap

Fund

(A class of Fidelity Advisor® Stock Selector Mid Cap Fund)

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Mid Cap Fund A	16.66%	-0.61%	8.22%

A The initial offering of Fidelity Stock Selector Mid Cap Fund took place on June 6, 2012. Returns prior to June 6, 2012, are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Mid Cap Fund, a class of the fund, on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period. The initial offering of Fidelity Stock Selector Mid Cap Fund took place on June 6, 2012. See above for additional information regarding the performance of Fidelity Stock Selector Mid Cap Fund.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Douglas Simmons and Monty Kori, two Co-Portfolio Managers of Fidelity® Stock Selector Mid Cap Fund, as part of Fidelity's Stock Selector Mid Cap Group: For the year, the fund's Retail Class shares solidly outpaced the 14.93% gain of the S&P MidCap 400® Index. (For specific portfolio results, please refer to the performance section of this report.) Consistent with our core objective, stock selection in the sector sleeves drove the relative outperformance. Our picks in financials led the way, most notably non-index stakes in Ocwen Financial and Altisource Portfolio Solutions. Elsewhere, we were helped by our holdings in industrials, such as heating, ventilation and air conditioning (HVAC) maker Ingersoll-Rand, and consumer discretionary, including consumer products company Jarden. Also, choosing our positions wisely in the lagging energy sector added value. Conversely, some choices in health care were weak, including underweighting Regeneron Pharmaceuticals and Vertex Pharmaceuticals, two strong-performing index names. Picks in information technology also detracted, most notably video and voice conferencing firm Polycom.

Note to shareholders: On October 1, 2012, Eddie Yoon became Co-Portfolio Manager of the fund, responsible for the health care sleeve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012) for Class A, Class T, Class B, Class C and Institutional Class and for the entire period (June 6, 2012 to November 30, 2012) for Fidelity Stock Selector Mid Cap Fund. The hypothetical expense Example is based on an investment amount of $1,000 invested for the one-half year period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value November 30, 2012	Expenses Paid During Period
Class A	.88%
Actual		$ 1,000.00	$ 1,090.00	$ 4.60 B
HypotheticalA		$ 1,000.00	$ 1,020.60	$ 4.45 B
Class T	1.08%
Actual		$ 1,000.00	$ 1,089.10	$ 5.64 B
HypotheticalA		$ 1,000.00	$ 1,019.60	$ 5.45 B
Class B	1.67%
Actual		$ 1,000.00	$ 1,086.00	$ 8.71 B
HypotheticalA		$ 1,000.00	$ 1,016.65	$ 8.42 B
Class C	1.62%
Actual		$ 1,000.00	$ 1,086.50	$ 8.45 B
HypotheticalA		$ 1,000.00	$ 1,016.90	$ 8.17 B
Fidelity Stock Selector Mid Cap Fund	.59%
Actual		$ 1,000.00	$ 1,091.50	$ 3.00 C
HypotheticalA		$ 1,000.00	$ 1,022.05	$ 2.98 B
Institutional Class	.58%
Actual		$ 1,000.00	$ 1,092.00	$ 3.03 B
HypotheticalA		$ 1,000.00	$ 1,022.10	$ 2.93 B

A 5% return per year before expenses

B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/366 (to reflect the period June 6, 2012 to November 30, 2012).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
AMETEK, Inc.	1.8	1.6
Ocwen Financial Corp.	1.5	0.8
Hubbell, Inc. Class B	1.4	1.3
Regeneron Pharmaceuticals, Inc.	1.3	0.8
J.B. Hunt Transport Services, Inc.	1.3	1.3
Capital One Financial Corp.	1.2	1.3
BE Aerospace, Inc.	1.1	1.0
IHS, Inc. Class A	1.1	0.0
Validus Holdings Ltd.	1.1	1.1
Watsco, Inc.	1.0	1.1
	12.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.4	20.6
Industrials	16.9	16.4
Information Technology	14.4	14.6
Consumer Discretionary	13.6	13.3
Health Care	9.4	9.9
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks, Investment Companies and Equity Futures 97.7%		Stocks, Investment Companies and Equity Futures 97.0%
	Short-Term Investments and Net Other Assets (Liabilities) 2.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	10.9%	** Foreign investments	10.6%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.6%
Distributors - 0.9%
LKQ Corp. (a)	698,100	$ 15,302
Hotels, Restaurants & Leisure - 1.1%
Buffalo Wild Wings, Inc. (a)	46,000	3,332
Domino's Pizza, Inc.	96,800	4,027
Panera Bread Co. Class A (a)	70,408	11,300
		18,659
Household Durables - 2.3%
Jarden Corp.	233,100	12,333
Newell Rubbermaid, Inc.	290,900	6,345
NVR, Inc. (a)	10,300	9,268
Tupperware Brands Corp.	160,800	10,428
		38,374
Internet & Catalog Retail - 0.4%
Liberty Media Corp. Interactive Series A (a)	364,400	7,033
Multiline Retail - 0.6%
Dollar General Corp. (a)	96,700	4,835
Dollar Tree, Inc. (a)	106,800	4,458
		9,293
Specialty Retail - 6.7%
Abercrombie & Fitch Co. Class A	56,200	2,579
Ascena Retail Group, Inc. (a)	376,300	7,564
CarMax, Inc. (a)	124,900	4,529
Dick's Sporting Goods, Inc.	286,100	15,023
Hibbett Sports, Inc. (a)	84,600	4,546
Limited Brands, Inc.	78,000	4,068
O'Reilly Automotive, Inc. (a)	48,200	4,535
PetSmart, Inc.	183,900	12,994
Ross Stores, Inc.	101,700	5,789
Sally Beauty Holdings, Inc. (a)	373,800	9,476
Signet Jewelers Ltd.	211,300	11,357
Tractor Supply Co.	181,300	16,248
Urban Outfitters, Inc. (a)	75,700	2,854
Vitamin Shoppe, Inc. (a)	83,200	4,930
Williams-Sonoma, Inc.	156,900	7,101
		113,593
Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc. (a)	227,200	8,202
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	116,534	$ 13,354
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	101,000	5,235
		26,791
TOTAL CONSUMER DISCRETIONARY		229,045
CONSUMER STAPLES - 3.1%
Beverages - 0.6%
Beam, Inc.	115,500	6,481
Dr. Pepper Snapple Group, Inc.	78,500	3,521
Monster Beverage Corp. (a)	16,100	838
		10,840
Food & Staples Retailing - 0.7%
United Natural Foods, Inc. (a)	122,895	6,362
Whole Foods Market, Inc.	56,900	5,312
		11,674
Food Products - 0.9%
Green Mountain Coffee Roasters, Inc. (a)	168,500	6,179
The J.M. Smucker Co.	39,000	3,450
TreeHouse Foods, Inc. (a)	93,000	4,877
		14,506
Household Products - 0.9%
Church & Dwight Co., Inc.	295,200	15,985
TOTAL CONSUMER STAPLES		53,005
ENERGY - 6.4%
Energy Equipment & Services - 3.2%
Dresser-Rand Group, Inc. (a)	180,663	9,541
Ensco PLC Class A	188,400	10,971
Helmerich & Payne, Inc.	133,800	6,984
Patterson-UTI Energy, Inc. (d)	483,060	8,579
Petrofac Ltd.	257,500	6,716
Rowan Companies PLC (a)	336,800	10,687
		53,478
Oil, Gas & Consumable Fuels - 3.2%
Atlas Pipeline Partners LP	269,900	8,904
Cheniere Energy, Inc. (a)	216,300	3,634
Cimarex Energy Co.	186,880	11,235
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
HollyFrontier Corp.	226,200	$ 10,254
Pioneer Natural Resources Co.	54,100	5,789
SM Energy Co.	187,976	9,341
WPX Energy, Inc.	300,800	4,750
		53,907
TOTAL ENERGY		107,385
FINANCIALS - 21.4%
Capital Markets - 1.8%
Ashmore Global Opportunities Ltd.:
(United Kingdom) (a)	342,511	2,812
(United States) (a)	507,588	2,591
Invesco Ltd.	90,500	2,262
Jefferies Group, Inc.	85,800	1,455
KKR & Co. LP	298,400	4,103
Monex Group, Inc.	52,500	11,014
TD Ameritrade Holding Corp.	367,800	5,958
		30,195
Commercial Banks - 3.2%
Bank of the Ozarks, Inc.	181,200	5,759
CIT Group, Inc. (a)	311,800	11,552
City National Corp.	138,100	6,724
Erste Bank AG (a)	303,500	8,927
Huntington Bancshares, Inc.	2,023,700	12,446
Synovus Financial Corp. (d)	1,701,400	4,032
TCF Financial Corp.	433,523	5,150
		54,590
Consumer Finance - 2.3%
ACOM Co. Ltd. (a)(d)	176,280	4,821
Capital One Financial Corp.	350,100	20,166
SLM Corp.	846,900	14,016
		39,003
Diversified Financial Services - 0.9%
Interactive Brokers Group, Inc.	994,400	15,204
Insurance - 1.6%
Direct Line Insurance Grup PLC	189,900	617
Fairfax Financial Holdings Ltd. (sub. vtg.)	24,100	8,277
Validus Holdings Ltd.	500,900	17,762
		26,656
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 9.2%
Camden Property Trust (SBI)	255,800	$ 16,806
CBL & Associates Properties, Inc.	718,278	16,168
Chesapeake Lodging Trust	215,800	4,072
Coresite Realty Corp.	60,015	1,536
Douglas Emmett, Inc.	213,500	4,849
Equity One, Inc.	409,900	8,473
Essex Property Trust, Inc.	114,000	16,016
Highwoods Properties, Inc. (SBI)	348,700	11,242
Home Properties, Inc.	115,375	6,794
Kimco Realty Corp.	467,900	9,012
National Retail Properties, Inc.	331,500	10,184
Prologis, Inc.	143,600	4,874
SL Green Realty Corp.	229,100	17,270
Tanger Factory Outlet Centers, Inc.	113,000	3,715
Terreno Realty Corp.	252,340	3,772
Ventas, Inc.	148,642	9,461
Weyerhaeuser Co.	401,679	11,070
		155,314
Real Estate Management & Development - 0.9%
Altisource Portfolio Solutions SA (a)	74,500	7,922
CBRE Group, Inc. (a)	390,600	7,394
		15,316
Thrifts & Mortgage Finance - 1.5%
Ocwen Financial Corp. (a)	695,100	24,926
TOTAL FINANCIALS		361,204
HEALTH CARE - 9.4%
Biotechnology - 3.2%
BioMarin Pharmaceutical, Inc. (a)	91,590	4,451
Grifols SA ADR	240,900	5,876
Medivation, Inc. (a)	40,800	2,128
Onyx Pharmaceuticals, Inc. (a)	20,900	1,577
Regeneron Pharmaceuticals, Inc. (a)	129,000	22,775
United Therapeutics Corp. (a)	117,100	6,154
Vertex Pharmaceuticals, Inc. (a)	274,666	10,929
		53,890
Health Care Equipment & Supplies - 1.7%
Boston Scientific Corp. (a)	1,228,600	6,806
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies
IDEXX Laboratories, Inc. (a)	98,066	$ 9,166
The Cooper Companies, Inc.	133,100	12,637
		28,609
Health Care Providers & Services - 2.4%
Catamaran Corp. (a)	125,902	6,180
CIGNA Corp.	87,200	4,558
HMS Holdings Corp. (a)	227,300	5,267
MEDNAX, Inc. (a)	156,000	12,324
Quest Diagnostics, Inc.	115,400	6,668
Universal Health Services, Inc. Class B	70,715	3,187
Wellcare Health Plans, Inc. (a)	29,110	1,405
		39,589
Health Care Technology - 0.2%
Cerner Corp. (a)	51,500	3,977
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.	82,900	5,268
Pharmaceuticals - 1.6%
Elan Corp. PLC sponsored ADR (a)	507,400	5,064
Endo Pharmaceuticals Holdings, Inc. (a)	411,732	11,800
ViroPharma, Inc. (a)	202,718	5,025
Watson Pharmaceuticals, Inc. (a)	53,900	4,744
		26,633
TOTAL HEALTH CARE		157,966
INDUSTRIALS - 16.9%
Aerospace & Defense - 3.3%
BE Aerospace, Inc. (a)	394,000	18,660
Esterline Technologies Corp. (a)	190,024	11,618
Precision Castparts Corp.	64,300	11,792
TransDigm Group, Inc.	97,827	13,306
		55,376
Building Products - 0.7%
Armstrong World Industries, Inc.	227,800	11,506
Commercial Services & Supplies - 1.2%
Covanta Holding Corp.	306,300	5,783
Interface, Inc.	186,300	2,737
Republic Services, Inc.	421,600	12,003
		20,523
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 4.7%
AMETEK, Inc.	797,350	$ 29,763
Hubbell, Inc. Class B	282,400	23,792
Rockwell Automation, Inc.	125,700	9,960
Roper Industries, Inc.	143,200	15,971
		79,486
Machinery - 2.6%
Cummins, Inc.	115,500	11,337
Donaldson Co., Inc.	253,000	8,496
Ingersoll-Rand PLC	275,500	13,439
WABCO Holdings, Inc. (a)	163,378	10,138
		43,410
Professional Services - 1.2%
Advisory Board Co. (a)	69,848	3,161
IHS, Inc. Class A (a)	194,100	17,884
		21,045
Road & Rail - 1.3%
J.B. Hunt Transport Services, Inc.	367,900	21,872
Trading Companies & Distributors - 1.9%
W.W. Grainger, Inc.	74,700	14,493
Watsco, Inc.	244,800	17,550
		32,043
TOTAL INDUSTRIALS		285,261
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. (a)	1,044,600	5,933
Polycom, Inc. (a)	1,098,700	11,492
Riverbed Technology, Inc. (a)	458,800	8,213
		25,638
Computers & Peripherals - 0.4%
SanDisk Corp. (a)	164,000	6,412
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	407,600	15,187
Fabrinet (a)	660,272	8,201
Flextronics International Ltd. (a)	1,368,700	7,925
		31,313
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.7%
Bankrate, Inc. (a)	791,700	$ 9,524
Velti PLC (a)(d)	836,700	2,853
		12,377
IT Services - 2.7%
Alliance Data Systems Corp. (a)	96,700	13,779
Amdocs Ltd.	217,200	7,268
Cognizant Technology Solutions Corp. Class A (a)	137,700	9,258
Global Payments, Inc.	168,500	7,399
NeuStar, Inc. Class A (a)	182,500	7,337
		45,041
Semiconductors & Semiconductor Equipment - 1.9%
Avago Technologies Ltd.	115,200	4,044
Broadcom Corp. Class A	159,700	5,171
NVIDIA Corp.	339,800	4,071
RF Micro Devices, Inc. (a)	1,250,000	5,400
Skyworks Solutions, Inc. (a)	611,600	13,853
		32,539
Software - 5.3%
ANSYS, Inc. (a)	146,800	9,737
Check Point Software Technologies Ltd. (a)	234,000	10,804
Citrix Systems, Inc. (a)	90,100	5,511
Informatica Corp. (a)	428,700	11,519
Nuance Communications, Inc. (a)	530,800	11,805
Parametric Technology Corp. (a)	574,700	11,632
salesforce.com, Inc. (a)	35,400	5,582
Solera Holdings, Inc.	310,300	16,061
Verint Systems, Inc. (a)	210,500	5,846
		88,497
TOTAL INFORMATION TECHNOLOGY		241,817
MATERIALS - 7.1%
Chemicals - 4.4%
Airgas, Inc.	144,600	12,807
Albemarle Corp.	232,200	13,883
Ashland, Inc.	122,600	8,695
Eastman Chemical Co.	115,700	7,040
FMC Corp.	136,900	7,592
Sherwin-Williams Co.	31,900	4,865
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Valspar Corp.	201,300	$ 12,638
W.R. Grace & Co. (a)	90,400	5,918
		73,438
Containers & Packaging - 1.6%
Aptargroup, Inc.	225,300	10,740
Ball Corp.	157,402	7,034
Rock-Tenn Co. Class A	137,300	8,930
		26,704
Metals & Mining - 1.1%
Carpenter Technology Corp.	155,100	7,516
Reliance Steel & Aluminum Co.	198,400	11,190
		18,706
TOTAL MATERIALS		118,848
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
tw telecom, inc. (a)	282,801	7,265
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	255,800	1,297
TOTAL TELECOMMUNICATION SERVICES		8,562
UTILITIES - 4.6%
Electric Utilities - 2.3%
Great Plains Energy, Inc.	368,900	7,470
OGE Energy Corp.	221,400	12,649
PNM Resources, Inc.	424,552	8,971
UIL Holdings Corp.	279,200	10,015
		39,105
Gas Utilities - 0.4%
National Fuel Gas Co.	138,551	7,216
Independent Power Producers & Energy Traders - 0.6%
Black Hills Corp.	258,800	9,237
Multi-Utilities - 0.5%
Alliant Energy Corp.	182,300	8,171
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Water Utilities - 0.8%
American Water Works Co., Inc.	232,000	$ 8,855
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	51,200	4,166
		13,021
TOTAL UTILITIES		76,750
TOTAL COMMON STOCKS (Cost $1,560,418)		1,639,843
U.S. Treasury Obligations - 0.0%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.1% 12/20/12 (e) (Cost $600)	$ 600	600
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	44,957,008	44,957
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	12,888,850	12,889
TOTAL MONEY MARKET FUNDS (Cost $57,846)		57,846
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,618,864)		1,698,289
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(14,870)
NET ASSETS - 100%		$ 1,683,419
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
45 CME E-mini S&P MidCap 400 Index Contracts	Dec. 2012	$ 4,497	$ (3)

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 105
Fidelity Securities Lending Cash Central Fund	572
Total	$ 677
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 229,045	$ 229,045	$ -	$ -
Consumer Staples	53,005	53,005	-	-
Energy	107,385	107,385	-	-
Financials	361,204	345,369	15,835	-
Health Care	157,966	157,966	-	-
Industrials	285,261	285,261	-	-
Information Technology	241,817	241,817	-	-
Materials	118,848	118,848	-	-
Telecommunication Services	8,562	8,562	-	-
Utilities	76,750	76,750	-	-
U.S. Government and Government Agency Obligations	600	-	600	-
Money Market Funds	57,846	57,846	-	-
Total Investments in Securities:	$ 1,698,289	$ 1,681,854	$ 16,435	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (3)	$ (3)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (3)
Total Value of Derivatives	$ -	$ (3)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.1%
Bermuda	1.9%
United Kingdom	1.3%
Ireland	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $12,171) - See accompanying schedule: Unaffiliated issuers (cost $1,561,018)	$ 1,640,443
Fidelity Central Funds (cost $57,846)	57,846
Total Investments (cost $1,618,864)		$ 1,698,289
Cash		41
Receivable for investments sold		13,029
Receivable for fund shares sold		704
Dividends receivable		1,538
Distributions receivable from Fidelity Central Funds		41
Prepaid expenses		4
Other receivables		14
Total assets		1,713,660

Liabilities
Payable for investments purchased	$ 9,245
Payable for fund shares redeemed	6,703
Accrued management fee	402
Distribution and service plan fees payable	568
Payable for daily variation margin on futures contracts	18
Other affiliated payables	366
Other payables and accrued expenses	50
Collateral on securities loaned, at value	12,889
Total liabilities		30,241

Net Assets		$ 1,683,419
Net Assets consist of:
Paid in capital		$ 2,409,163
Undistributed net investment income		3,217
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(808,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,355
Net Assets		$ 1,683,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($592,843 ÷ 26,747.24 shares)	$ 22.16

Maximum offering price per share (100/94.25 of $22.16)	$ 23.51
Class T: Net Asset Value and redemption price per share ($754,637 ÷ 33,747.81 shares)	$ 22.36

Maximum offering price per share (100/96.50 of $22.36)	$ 23.17
Class B: Net Asset Value and offering price per share ($21,513 ÷ 1,038.79 shares)A	$ 20.71

Class C: Net Asset Value and offering price per share ($141,102 ÷ 6,806.99 shares)A	$ 20.73

Fidelity Stock Selector Mid Cap Fund: Net Asset Value, offering price and redemption price per share ($1,498 ÷ 64.74 shares)	$ 23.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($171,826 ÷ 7,424.16 shares)	$ 23.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 23,553
Interest		2
Income from Fidelity Central Funds		677
Total income		24,232

Expenses
Management fee Basic fee	$ 10,016
Performance adjustment	(3,149)
Transfer agent fees	4,180
Distribution and service plan fees	7,299
Accounting and security lending fees	557
Custodian fees and expenses	50
Independent trustees' compensation	13
Registration fees	102
Audit	59
Legal	12
Miscellaneous	44
Total expenses before reductions	19,183
Expense reductions	(94)	19,089
Net investment income (loss)		5,143
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	133,701
Foreign currency transactions	(34)
Futures contracts	(2,001)
Total net realized gain (loss)		131,666
Change in net unrealized appreciation (depreciation) on: Investment securities	136,133
Assets and liabilities in foreign currencies	(5)
Futures contracts	22
Total change in net unrealized appreciation (depreciation)		136,150
Net gain (loss)		267,816
Net increase (decrease) in net assets resulting from operations		$ 272,959

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,143	$ 6,833
Net realized gain (loss)	131,666	494,492
Change in net unrealized appreciation (depreciation)	136,150	(475,244)
Net increase (decrease) in net assets resulting from operations	272,959	26,081
Distributions to shareholders from net investment income	(7,037)	-
Share transactions - net increase (decrease)	(510,527)	(942,625)
Total increase (decrease) in net assets	(244,605)	(916,544)

Net Assets
Beginning of period	1,928,024	2,844,568
End of period (including undistributed net investment income of $3,217 and undistributed net investment income of $6,058, respectively)	$ 1,683,419	$ 1,928,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.15	$ 19.22	$ 15.75	$ 10.52	$ 26.93
Income from Investment Operations
Net investment income (loss) C	.09	.08 F	(.02)	.03	- I
Net realized and unrealized gain (loss)	3.02	(.15) G	3.55	5.20	(12.94)
Total from investment operations	3.11	(.07)	3.53	5.23	(12.94)
Distributions from net investment income	(.10)	-	(.03) J	-	-
Distributions from net realized gain	-	-	(.03) J	-	(3.47)
Total distributions	(.10)	-	(.06)	-	(3.47)
Net asset value, end of period	$ 22.16	$ 19.15	$ 19.22	$ 15.75	$ 10.52
Total Return A, B	16.32%	(.36)%	22.48%	49.71%	(55.09)%
Ratios to Average Net Assets D, H
Expenses before reductions	.94%	.92%	.86%	.83%	1.10%
Expenses net of fee waivers, if any	.94%	.92%	.86%	.83%	1.10%
Expenses net of all reductions	.94%	.91%	.84%	.81%	1.08%
Net investment income (loss)	.41%	.39% F	(.12)%	.25%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 593	$ 644	$ 945	$ 906	$ 712
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 19.41	$ 15.89	$ 10.64	$ 27.16
Income from Investment Operations
Net investment income (loss) C	.05	.04 F	(.05)	.01	(.03)
Net realized and unrealized gain (loss)	3.05	(.15) G	3.59	5.24	(13.08)
Total from investment operations	3.10	(.11)	3.54	5.25	(13.11)
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	-	(.02) I	-	(3.41)
Total distributions	(.04)	-	(.02)	-	(3.41)
Net asset value, end of period	$ 22.36	$ 19.30	$ 19.41	$ 15.89	$ 10.64
Total Return A, B	16.12%	(.57)%	22.31%	49.34%	(55.14)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.14%	1.11%	1.03%	1.02%	1.28%
Expenses net of fee waivers, if any	1.14%	1.11%	1.03%	1.02%	1.28%
Expenses net of all reductions	1.13%	1.10%	1.01%	.99%	1.27%
Net investment income (loss)	.22%	.20% F	(.30)%	.07%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 755	$ 871	$ 1,282	$ 1,520	$ 1,368
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.94	$ 18.15	$ 14.93	$ 10.05	$ 25.80
Income from Investment Operations
Net investment income (loss) C	(.07)	(.07) F	(.15)	(.06)	(.15)
Net realized and unrealized gain (loss)	2.84	(.14) G	3.37	4.94	(12.38)
Total from investment operations	2.77	(.21)	3.22	4.88	(12.53)
Distributions from net realized gain	-	-	-	-	(3.22)
Net asset value, end of period	$ 20.71	$ 17.94	$ 18.15	$ 14.93	$ 10.05
Total Return A, B	15.44%	(1.16)%	21.57%	48.56%	(55.43)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.73%	1.71%	1.63%	1.59%	1.89%
Expenses net of fee waivers, if any	1.73%	1.71%	1.63%	1.59%	1.89%
Expenses net of all reductions	1.73%	1.70%	1.61%	1.57%	1.88%
Net investment income (loss)	(.38)%	(.40)% F	(.90)%	(.51)%	(.78)%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 28	$ 75	$ 131	$ 162
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 18.15	$ 14.93	$ 10.05	$ 25.82
Income from Investment Operations
Net investment income (loss) C	(.06)	(.07) F	(.14)	(.06)	(.14)
Net realized and unrealized gain (loss)	2.84	(.13) G	3.36	4.94	(12.37)
Total from investment operations	2.78	(.20)	3.22	4.88	(12.51)
Distributions from net realized gain	-	-	-	-	(3.26)
Net asset value, end of period	$ 20.73	$ 17.95	$ 18.15	$ 14.93	$ 10.05
Total Return A, B	15.49%	(1.10)%	21.57%	48.56%	(55.39)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.68%	1.66%	1.60%	1.58%	1.85%
Expenses net of fee waivers, if any	1.68%	1.66%	1.60%	1.58%	1.85%
Expenses net of all reductions	1.68%	1.65%	1.58%	1.55%	1.84%
Net investment income (loss)	(.33)%	(.35)% F	(.86)%	(.50)%	(.74)%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 150	$ 189	$ 186	$ 161
Portfolio turnover rate E	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Stock Selector Mid Cap Fund

Period ended November 30, 2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 21.20
Income from Investment Operations
Net investment income (loss) D	.09
Net realized and unrealized gain (loss)	1.85
Total from investment operations	1.94
Net asset value, end of period	$ 23.14
Total Return B, C	9.15%
Ratios to Average Net Assets E, H
Expenses before reductions	.59% A
Expenses net of fee waivers, if any	.59% A
Expenses net of all reductions	.58% A
Net investment income (loss)	.86% A
Supplemental Data
Net assets, end of period (in millions)	$ 1
Portfolio turnover rate F	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 6, 2012 (commencement of sale of shares) to November 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.01	$ 20.02	$ 16.40	$ 10.92	$ 27.81
Income from Investment Operations
Net investment income (loss) B	.15	.14 E	.04	.08	.07
Net realized and unrealized gain (loss)	3.15	(.15) F	3.69	5.40	(13.41)
Total from investment operations	3.30	(.01)	3.73	5.48	(13.34)
Distributions from net investment income	(.17)	-	(.08) H	-	-
Distributions from net realized gain	-	-	(.03) H	-	(3.55)
Total distributions	(.17)	-	(.11)	-	(3.55)
Net asset value, end of period	$ 23.14	$ 20.01	$ 20.02	$ 16.40	$ 10.92
Total Return A	16.66%	(.05)%	22.86%	50.18%	(54.92)%
Ratios to Average Net Assets C, G
Expenses before reductions	.65%	.62%	.54%	.50%	.79%
Expenses net of fee waivers, if any	.65%	.62%	.54%	.50%	.79%
Expenses net of all reductions	.64%	.61%	.52%	.47%	.77%
Net investment income (loss)	.71%	.69% E	.20%	.59%	.32%
Supplemental Data
Net assets, end of period (in millions)	$ 172	$ 234	$ 354	$ 319	$ 267
Portfolio turnover rate D	72%	198%	141%	244%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Fidelity Stock Selector Mid Cap Fund shares on June 6, 2012. The Fund offers Class A, Class T, Class C, Fidelity Stock Selector Mid Cap Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 190,701
Gross unrealized depreciation	(115,857)
Net unrealized appreciation (depreciation) on securities and other investments	$ 74,844

Tax Cost	$ 1,623,445

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,045
Capital loss carryforward	$ (802,561)
Net unrealized appreciation (depreciation)	$ 74,778

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (654,390)
2017	(148,171)
Total capital loss carryforward	$ (802,561)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 7,037	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(2,001) and a change in net unrealized appreciation (depreciation) of $22 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,253,121 and $1,724,966, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,547	$ 33
Class T	.25%	.25%	4,021	25
Class B	.75%	.25%	247	186
Class C	.75%	.25%	1,484	40
			$ 7,299	$ 284

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27
Class T	13
Class B*	23
Class C*	2
$ 65

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,636.26
Class T	1,663.21
Class B	75.30
Class C	371.25
Fidelity Stock Selector Mid Cap Fund	1	.20*
Institutional Class	434.22
	$ 4,180

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572, including $13 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement from adviser
Class A	$ 5
Class T	7
Class B	-*
Class C	1
Institutional Class	1
$ 14

* Amount represents one hundred ninety dollars.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $80 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 3,191	$ -
Class T	1,890	-
Institutional Class	1,956	-
Total	$ 7,037	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	2,534	5,699	$ 52,691	$ 114,532
Reinvestment of distributions	158	-	2,914	-
Shares redeemed	(9,598)	(21,205)	(199,005)	(427,460)
Net increase (decrease)	(6,906)	(15,506)	$ (143,400)	$ (312,928)
Class T
Shares sold	3,511	6,474	$ 74,253	$ 130,173
Reinvestment of distributions	96	-	1,803	-
Shares redeemed	(14,999)	(27,363)	(312,249)	(549,302)
Net increase (decrease)	(11,392)	(20,889)	$ (236,193)	$ (419,129)
Class B
Shares sold	3	21	$ 54	$ 390
Shares redeemed	(540)	(2,556)	(10,540)	(48,788)
Net increase (decrease)	(537)	(2,535)	$ (10,486)	$ (48,398)
Class C
Shares sold	225	457	$ 4,440	$ 8,531
Shares redeemed	(1,754)	(2,548)	(34,462)	(47,257)
Net increase (decrease)	(1,529)	(2,091)	$ (30,022)	$ (38,726)
Fidelity Stock Selector Mid Cap Fund A
Shares sold	69	-	$ 1,562	$ -
Shares redeemed	(4)	-	(89)	-
Net increase (decrease)	65	-	$ 1,473	$ -
Institutional Class
Shares sold	1,655	4,582	$ 35,850	$ 96,229
Reinvestment of distributions	93	-	1,794	-
Shares redeemed	(6,043)	(10,547)	(129,543)	(219,673)
Net increase (decrease)	(4,295)	(5,965)	$ (91,899)	$ (123,444)

A Share transactions for Fidelity Stock Selector Mid Cap Fund are for the period June 6, 2012 (commencement of sale of shares) to November 30,
2012.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and each of Fidelity Advisor Growth Strategies Fund and Fidelity Mid Cap Growth Fund (Target Funds). Each Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Target Funds in exchange for corresponding shares of the Fund equal in value to the net assets of the Target Funds on the day the reorganization is effective. The reorganization provides shareholders of the Target Funds access to a larger portfolio with similar investment objectives and lower expenses.

The Target Funds' shareholders approved the reorganization which is expected to become effective on or about January 11, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector Mid Cap Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 10, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Name, Age; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Stock Selector Mid Cap	12/17/12	12/14/12	$0.228	$0.042
	12/28/12	12/27/12	$0.018	-

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (The fund did not offer the retail class as of December 31, 2011.) The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in February 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)

SKD-UANN-0113
1.940898.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.73%	0.50%	4.08%
Class T (incl. 3.50% sales charge)	12.05%	0.72%	4.10%
Class B (incl. contingent deferred sales charge) A	10.39%	0.54%	4.12%
Class C (incl. contingent deferred sales charge) B	14.54%	0.94%	3.93%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.42%, 16.11%, 15.39% and 15.54%, respectively (excluding sales charges), about in line with the S&P 500®. Versus the index, stock selection was a noteworthy positive, especially in health care, industrials, consumer discretionary and the semiconductors/semiconductor equipment segment of information technology. Not owning weak-performing index component and personal computer chipmaker Intel paid off, as lackluster PC demand weighed on the shares. Also aiding the fund's results were biotechnology holding ARIAD Pharmaceuticals and Brookdale Senior Living. Consumer electronics maker Apple was by far the fund's largest absolute contributor and its largest holding. On the negative side, my picks in energy and the diversified financials part of the financials sector were unrewarding, as was overall positioning in materials. Canada-based Ivanhoe Mines, which in August changed its name to Turquoise Hill Resources, was the fund's biggest relative detractor, as weaker copper demand from China and other factors hurt this stock. Another detractor was Northern Oil and Gas. Virtually no exposure to strong-performing index component Bank of America - which I sold - hampered the fund as well. Many of the stocks I've mentioned were non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.08%
Actual		$ 1,000.00	$ 1,112.70	$ 5.70
Hypothetical A		$ 1,000.00	$ 1,019.60	$ 5.45
Class T	1.30%
Actual		$ 1,000.00	$ 1,111.50	$ 6.86
Hypothetical A		$ 1,000.00	$ 1,018.50	$ 6.56
Class B	1.84%
Actual		$ 1,000.00	$ 1,108.00	$ 9.70
Hypothetical A		$ 1,000.00	$ 1,015.80	$ 9.27
Class C	1.81%
Actual		$ 1,000.00	$ 1,108.30	$ 9.54
Hypothetical A		$ 1,000.00	$ 1,015.95	$ 9.12
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,114.10	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.00	$ 4.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.8	5.0
Wells Fargo & Co.	1.7	1.9
Berkshire Hathaway, Inc. Class B	1.5	1.5
Google, Inc. Class A	1.5	0.0
Johnson & Johnson	1.3	0.9
The Coca-Cola Co.	1.3	1.5
Merck & Co., Inc.	1.2	1.0
Philip Morris International, Inc.	1.2	1.1
Procter & Gamble Co.	1.1	1.7
Visa, Inc. Class A	1.0	0.5
	16.6
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.2	20.7
Financials	13.3	13.1
Health Care	12.4	11.5
Industrials	12.4	12.6
Consumer Discretionary	12.1	12.1
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 98.8%		Stocks and Investment Companies 97.5%
	Convertible Securities 0.5%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	17.6%	** Foreign investments	18.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.3%
Delphi Automotive PLC	21,500	$ 731
Gentex Corp.	34,157	606
Tenneco, Inc. (a)	41,923	1,344
		2,681
Automobiles - 0.2%
Harley-Davidson, Inc.	25,701	1,207
Tesla Motors, Inc. (a)	15,600	528
		1,735
Diversified Consumer Services - 0.4%
American Public Education, Inc. (a)	8,200	282
Anhanguera Educacional Participacoes SA	82,000	1,238
DeVry, Inc.	37,434	976
Kroton Educacional SA unit (a)	26,400	512
		3,008
Hotels, Restaurants & Leisure - 1.9%
Bloomin' Brands, Inc.	55,300	875
Bravo Brio Restaurant Group, Inc. (a)	55,092	752
Brinker International, Inc.	80,159	2,401
Club Mediterranee SA (a)	61,117	1,024
Denny's Corp. (a)	468,378	2,225
Hyatt Hotels Corp. Class A (a)	20,900	763
Icahn Enterprises LP rights (a)	115,176	0
Las Vegas Sands Corp.	52,132	2,432
Ruth's Hospitality Group, Inc. (a)	111,300	835
Spur Corp. Ltd.	212,723	597
Starwood Hotels & Resorts Worldwide, Inc.	3,418	184
Texas Roadhouse, Inc. Class A	76,252	1,267
Yum! Brands, Inc.	38,623	2,591
		15,946
Household Durables - 0.6%
PulteGroup, Inc. (a)	72,597	1,220
Taylor Wimpey PLC	832,500	814
Whirlpool Corp.	27,243	2,774
		4,808
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	19,455	4,904
Liberty Media Corp. Interactive Series A (a)	79,723	1,539
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Ocado Group PLC (a)(e)	735,764	$ 871
Priceline.com, Inc. (a)	500	332
		7,646
Leisure Equipment & Products - 0.1%
Amer Group PLC (A Shares)	31,500	474
Brunswick Corp.	28,200	727
Fenix Outdoor AB	838	20
Summer Infant, Inc. (a)	8,443	15
		1,236
Media - 2.1%
Comcast Corp. Class A	192,108	7,143
DISH Network Corp. Class A	6,831	253
McGraw-Hill Companies, Inc.	41,462	2,202
MDC Partners, Inc. Class A (sub. vtg.)	112,934	1,197
Mood Media Corp. (a)	215,600	371
The Walt Disney Co.	59,037	2,932
Time Warner, Inc.	63,980	3,026
Valassis Communications, Inc. (a)	17,865	464
Virgin Media, Inc.	4,700	165
		17,753
Multiline Retail - 0.3%
PPR SA	7,000	1,305
Target Corp.	22,713	1,434
The Bon-Ton Stores, Inc.	21,100	250
		2,989
Specialty Retail - 4.4%
Advance Auto Parts, Inc.	41,005	3,000
Ascena Retail Group, Inc. (a)	78,521	1,578
AutoZone, Inc. (a)	5,920	2,272
Bed Bath & Beyond, Inc. (a)	18,897	1,110
Best Buy Co., Inc.	51,121	670
Big 5 Sporting Goods Corp.	5,700	80
Body Central Corp. (a)	123,090	1,259
CarMax, Inc. (a)	29,192	1,059
Express, Inc. (a)	129,872	1,939
Fast Retailing Co. Ltd.	3,400	775
Foot Locker, Inc.	26,978	967
GameStop Corp. Class A	13,545	356
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GNC Holdings, Inc.	24,300	$ 854
Home Depot, Inc.	120,537	7,843
Kingfisher PLC	193,280	861
Limited Brands, Inc.	36,476	1,902
Lowe's Companies, Inc.	131,914	4,761
MarineMax, Inc. (a)	44,007	363
Rent-A-Center, Inc.	26,880	934
Ross Stores, Inc.	10,665	607
SuperGroup PLC (a)(e)	166,062	1,623
TJX Companies, Inc.	50,301	2,230
		37,043
Textiles, Apparel & Luxury Goods - 0.9%
G-III Apparel Group Ltd. (a)	9,217	351
lululemon athletica, Inc. (a)	5,182	372
NIKE, Inc. Class B	24,270	2,366
PVH Corp.	26,961	3,089
Vera Bradley, Inc. (a)(e)	43,788	1,213
VF Corp.	4,300	690
		8,081
TOTAL CONSUMER DISCRETIONARY		102,926
CONSUMER STAPLES - 9.7%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	2,600	228
Beam, Inc.	1,700	95
Cott Corp.	126,400	1,084
Dr. Pepper Snapple Group, Inc.	68,794	3,085
Monster Beverage Corp. (a)	46,887	2,440
SABMiller PLC	22,300	1,010
The Coca-Cola Co.	280,675	10,643
		18,585
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	120,624	5,610
Eurocash SA	75,342	1,050
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	18,759	634
Wal-Mart Stores, Inc.	121,690	8,764
		16,058
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 1.5%
Danone SA	15,300	$ 971
Flowers Foods, Inc.	68,264	1,607
Green Mountain Coffee Roasters, Inc. (a)	38,100	1,397
Hilton Food Group PLC	42,631	180
Ingredion, Inc.	3,380	220
Kraft Foods Group, Inc. (a)	34,360	1,554
Marine Harvest ASA (a)	1,005,173	878
Mead Johnson Nutrition Co. Class A	15,791	1,077
Mondelez International, Inc. (a)	159,030	4,117
The J.M. Smucker Co.	10,517	930
Tyson Foods, Inc. Class A	400	8
WhiteWave Foods Co.	10,200	155
		13,094
Household Products - 1.6%
Procter & Gamble Co.	137,251	9,584
Reckitt Benckiser Group PLC	51,300	3,226
Unicharm Corp.	25,300	1,293
		14,103
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	12,024	700
Hengan International Group Co. Ltd.	83,500	754
		1,454
Tobacco - 2.3%
Altria Group, Inc.	89,821	3,037
British American Tobacco PLC (United Kingdom)	31,800	1,670
Imperial Tobacco Group PLC	36,193	1,448
Lorillard, Inc.	25,591	3,101
Philip Morris International, Inc.	111,863	10,054
		19,310
TOTAL CONSUMER STAPLES		82,604
ENERGY - 10.8%
Energy Equipment & Services - 3.9%
BW Offshore Ltd.	1,056,352	755
Cal Dive International, Inc. (a)(e)	195,816	307
Cameron International Corp. (a)	119,662	6,456
Cathedral Energy Services Ltd.	135,000	722
Ensco PLC Class A	8,600	501
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Essential Energy Services Ltd.	463,900	$ 915
Fugro NV (Certificaten Van Aandelen)	11,100	666
Halliburton Co.	79,405	2,648
McDermott International, Inc. (a)	127,827	1,346
National Oilwell Varco, Inc.	110,688	7,560
Noble Corp.	75,579	2,607
Petrofac Ltd.	7,700	201
Schlumberger Ltd.	88,017	6,304
Tuscany International Drilling, Inc. (a)	578,500	143
Vantage Drilling Co. (a)	687,463	1,237
Xtreme Drilling & Coil Services Corp. (a)	403,700	528
Xtreme Drilling & Coil Services Corp. (f)	132,500	173
		33,069
Oil, Gas & Consumable Fuels - 6.9%
Alpha Natural Resources, Inc. (a)	23,500	176
Americas Petrogas, Inc. (a)	241,800	426
Americas Petrogas, Inc. (a)(f)	286,000	504
Amyris, Inc. (a)(e)	105,525	299
Anadarko Petroleum Corp.	40,808	2,987
Apache Corp.	26,893	2,073
Bonavista Energy Corp. (e)	24,900	413
Bonavista Energy Corp. (a)(f)	15,800	262
BPZ Energy, Inc. (a)(e)	319,601	809
Cabot Oil & Gas Corp.	23,050	1,086
Canadian Natural Resources Ltd.	5,100	147
Chesapeake Energy Corp.	35,888	611
Cobalt International Energy, Inc. (a)	3,600	84
Crew Energy, Inc. (a)	115,400	785
Crown Point Energy, Inc. (a)	100,400	35
Crown Point Energy, Inc. (f)	399,602	139
Denbury Resources, Inc. (a)	41,890	646
Double Eagle Petroleum Co. (a)	105,229	450
Emerald Oil, Inc. (a)	129,754	663
Emerald Oil, Inc. warrants 2/4/16 (a)	16,536	0
Energen Corp.	3,500	156
EOG Resources, Inc.	9,195	1,082
EQT Corp.	28,602	1,718
EV Energy Partners LP	7,648	464
Gran Tierra Energy, Inc. (Canada) (a)	163,700	933
Halcon Resources Corp.	90,000	556
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Hess Corp.	20,421	$ 1,013
HollyFrontier Corp.	19,508	884
InterOil Corp. (a)(e)	59,002	3,284
Madalena Ventures, Inc. (a)	733,000	188
Marathon Petroleum Corp.	58,999	3,513
Markwest Energy Partners LP	20,987	1,085
Murphy Oil Corp.	18,300	1,038
Noble Energy, Inc.	2,100	205
Northern Oil & Gas, Inc. (a)(e)	249,721	3,921
Northern Tier Energy LP Class A	49,821	1,161
Occidental Petroleum Corp.	54,140	4,072
Painted Pony Petroleum Ltd. (a)(f)	17,000	187
Painted Pony Petroleum Ltd. Class A (a)	74,350	820
Pan Orient Energy Corp.	80,100	248
Peabody Energy Corp.	73,986	1,858
Petrominerales Ltd.	127,900	982
Phillips 66	49,400	2,587
Pioneer Natural Resources Co.	10,517	1,125
Resolute Energy Corp. (a)	130,135	1,111
Rosetta Resources, Inc. (a)	1,300	58
Royal Dutch Shell PLC Class A sponsored ADR	37,167	2,489
SM Energy Co.	8,051	400
Southcross Energy Partners LP	11,200	263
Suncor Energy, Inc.	26,880	878
TAG Oil Ltd. (a)	179,600	1,114
TAG Oil Ltd. (f)	15,900	99
Targa Resources Corp.	14,900	746
Tesoro Corp.	19,783	836
The Williams Companies, Inc.	116,123	3,813
Valero Energy Corp.	35,100	1,132
		58,614
TOTAL ENERGY		91,683
FINANCIALS - 13.2%
Capital Markets - 1.3%
Ares Capital Corp.	92,335	1,638
BlackRock, Inc. Class A	8,499	1,675
GP Investments Ltd. (depositary receipt) (a)	433,960	1,087
ICAP PLC	161,100	752
ICG Group, Inc. (a)	54,458	607
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Invesco Ltd.	63,632	$ 1,590
KKR & Co. LP	61,760	849
Monex Group, Inc.	2,388	501
Morgan Stanley	83,658	1,411
The Blackstone Group LP	62,687	921
UBS AG (NY Shares)	14,900	234
		11,265
Commercial Banks - 3.1%
Banco Pine SA	107,100	661
Bank of Ireland (a)	14,643	2
CIT Group, Inc. (a)	51,316	1,901
Comerica, Inc.	27,498	814
Commerce Bancshares, Inc.	13,467	482
Commercial Bank of Qatar GDR (Reg. S)	95,818	387
Guaranty Trust Bank PLC GDR (Reg. S)	88,472	540
Itau Unibanco Holding SA sponsored ADR	20,900	317
KeyCorp	92,945	751
M&T Bank Corp.	3,849	376
Regions Financial Corp.	110,637	738
U.S. Bancorp	144,164	4,651
Wells Fargo & Co.	448,458	14,804
		26,424
Consumer Finance - 0.5%
Capital One Financial Corp.	71,612	4,125
Diversified Financial Services - 2.2%
Citigroup, Inc.	244,758	8,461
CME Group, Inc.	14,265	788
IntercontinentalExchange, Inc. (a)	4,500	595
JPMorgan Chase & Co.	147,157	6,045
PICO Holdings, Inc. (a)	165,218	2,990
		18,879
Insurance - 3.7%
AEGON NV	167,300	962
AFLAC, Inc.	40,206	2,131
Allied World Assurance Co. Holdings Ltd.	13,100	1,063
Assured Guaranty Ltd.	274,717	3,832
Axis Capital Holdings Ltd.	11,500	414
Berkshire Hathaway, Inc. Class B (a)	147,984	13,034
Discovery Holdings Ltd.	4,300	27
Fairfax Financial Holdings Ltd. (sub. vtg.)	2,300	790
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Lincoln National Corp.	22,000	$ 543
MetLife, Inc.	108,901	3,614
Prudential Financial, Inc.	31,964	1,666
The Travelers Companies, Inc.	25,553	1,810
Validus Holdings Ltd.	26,530	941
		30,827
Real Estate Investment Trusts - 1.9%
American Campus Communities, Inc.	9,800	429
American Tower Corp.	26,898	2,015
AvalonBay Communities, Inc.	3,400	448
Beni Stabili SpA SIIQ	1,669,400	955
CBL & Associates Properties, Inc.	143,522	3,231
Cousins Properties, Inc.	77,288	635
Douglas Emmett, Inc.	53,941	1,225
Education Realty Trust, Inc.	122,600	1,264
Lexington Corporate Properties Trust	96,600	926
Prologis, Inc.	50,276	1,706
SL Green Realty Corp.	22,630	1,706
Sovran Self Storage, Inc.	6,400	395
Weyerhaeuser Co.	42,608	1,174
		16,109
Real Estate Management & Development - 0.5%
CBRE Group, Inc. (a)	200,846	3,802
Forest City Enterprises, Inc. Class A (a)	13,085	197
		3,999
TOTAL FINANCIALS		111,628
HEALTH CARE - 12.2%
Biotechnology - 3.2%
Alnylam Pharmaceuticals, Inc. (a)	77,000	1,307
Amgen, Inc.	57,591	5,114
ARIAD Pharmaceuticals, Inc. (a)	53,792	1,203
AVEO Pharmaceuticals, Inc. (a)	104,552	680
Biogen Idec, Inc. (a)	16,709	2,491
Biovitrum AB (a)	204,388	986
Dynavax Technologies Corp. (a)	442,887	1,258
Gentium SpA sponsored ADR (a)	42,917	480
Gilead Sciences, Inc. (a)	54,336	4,075
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Grifols SA ADR	63,500	$ 1,549
Infinity Pharmaceuticals, Inc. (a)	51,900	1,316
Insmed, Inc. (a)	15,400	110
Intercept Pharmaceuticals, Inc.	9,200	215
InterMune, Inc. (a)	72,309	662
Isis Pharmaceuticals, Inc. (a)	35,800	329
KYTHERA Biopharmaceuticals, Inc.	30,000	734
Merrimack Pharmaceuticals, Inc.	46,100	329
NPS Pharmaceuticals, Inc. (a)	74,763	765
Theravance, Inc. (a)	107,346	2,413
Vertex Pharmaceuticals, Inc. (a)	6,400	255
ZIOPHARM Oncology, Inc. (a)(e)	235,466	1,031
		27,302
Health Care Equipment & Supplies - 0.9%
Analogic Corp.	400	29
Baxter International, Inc.	7,679	509
Boston Scientific Corp. (a)	183,562	1,017
CareFusion Corp. (a)	14,058	392
Covidien PLC	23,673	1,376
Genmark Diagnostics, Inc. (a)	87,606	867
Nakanishi, Inc.	4,500	456
Opto Circuits India Ltd.	111,944	224
Sirona Dental Systems, Inc. (a)	17,196	1,077
Stryker Corp.	21,773	1,179
Syneron Medical Ltd. (a)	40,025	334
The Cooper Companies, Inc.	4,500	427
		7,887
Health Care Providers & Services - 3.2%
Accretive Health, Inc. (a)(e)	125,700	1,500
Apollo Hospitals Enterprise Ltd.	29,424	444
BioScrip, Inc. (a)	18,306	189
Brookdale Senior Living, Inc. (a)	242,302	6,193
Centene Corp. (a)	24,318	1,068
Chemed Corp.	13,677	931
CIGNA Corp.	36,799	1,923
DaVita, Inc. (a)	16,373	1,768
Emeritus Corp. (a)	65,163	1,474
Express Scripts Holding Co. (a)	64,301	3,463
McKesson Corp.	16,367	1,546
MEDNAX, Inc. (a)	9,515	752
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Qualicorp SA (a)	111,000	$ 1,078
Quest Diagnostics, Inc.	14,486	837
UnitedHealth Group, Inc.	79,128	4,304
		27,470
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	62,839	2,406
Charles River Laboratories International, Inc. (a)	22,142	850
		3,256
Pharmaceuticals - 4.5%
AVANIR Pharmaceuticals Class A (a)	175,269	463
Biodelivery Sciences International, Inc. (a)	152,491	648
Cadence Pharmaceuticals, Inc. (a)(e)	425,870	1,814
Cardiome Pharma Corp. (a)	247,971	68
Elan Corp. PLC sponsored ADR (a)	195,197	1,948
Endo Pharmaceuticals Holdings, Inc. (a)	35,320	1,012
Hi-Tech Pharmacal Co., Inc.	8,099	245
Horizon Pharma, Inc.	365,885	948
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	27,294	0*
warrants 9/25/17 (a)	109,700	0*
Impax Laboratories, Inc. (a)	31,783	646
Jazz Pharmaceuticals PLC (a)	19,120	1,030
Johnson & Johnson	158,819	11,074
Merck & Co., Inc.	231,924	10,274
Mylan, Inc. (a)	27,663	752
Novo Nordisk A/S Series B	15,645	2,480
Valeant Pharmaceuticals International, Inc. (Canada) (a)	17,000	947
Warner Chilcott PLC	75,048	875
Watson Pharmaceuticals, Inc. (a)	22,209	1,955
XenoPort, Inc. (a)	75,773	595
		37,774
TOTAL HEALTH CARE		103,689
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.3%
GeoEye, Inc. (a)	71,238	2,177
Honeywell International, Inc.	52,417	3,215
Meggitt PLC	330,235	2,060
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	12,210	$ 2,239
Raytheon Co.	33,362	1,906
Textron, Inc.	92,325	2,169
Ultra Electronics Holdings PLC	21,546	563
United Technologies Corp.	64,846	5,195
		19,524
Air Freight & Logistics - 0.5%
FedEx Corp.	2,100	188
Hub Group, Inc. Class A (a)	9,852	319
Pacer International, Inc. (a)	92,562	321
United Parcel Service, Inc. Class B	43,976	3,215
		4,043
Building Products - 0.9%
Armstrong World Industries, Inc.	10,434	527
Lennox International, Inc.	13,145	691
Masco Corp.	88,586	1,502
Owens Corning (a)	97,475	3,371
Quanex Building Products Corp.	56,400	1,180
		7,271
Commercial Services & Supplies - 0.7%
Corrections Corp. of America	51,632	1,750
Multiplus SA	61,500	1,425
Republic Services, Inc.	31,940	909
Steelcase, Inc. Class A	74,596	868
Swisher Hygiene, Inc. (a)	202,331	260
Swisher Hygiene, Inc. (Canada) (a)(e)	154,900	222
US Ecology, Inc.	15,963	349
		5,783
Construction & Engineering - 1.0%
AECOM Technology Corp. (a)	75,034	1,695
Fluor Corp.	33,120	1,758
Foster Wheeler AG (a)	136,192	3,059
MasTec, Inc. (a)	80,414	1,837
URS Corp.	8,534	322
		8,671
Electrical Equipment - 1.5%
Alstom SA	43,202	1,572
AMETEK, Inc.	36,825	1,375
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	58,924	$ 2,960
Hubbell, Inc. Class B	11,162	940
Prysmian SpA	94,600	1,789
Regal-Beloit Corp.	41,581	2,900
Roper Industries, Inc.	10,961	1,222
		12,758
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	11,947	677
Danaher Corp.	14,487	782
General Electric Co.	385,524	8,146
Reunert Ltd.	39,353	325
		9,930
Machinery - 2.5%
Actuant Corp. Class A	55,899	1,608
Colfax Corp. (a)	25,802	1,006
Cummins, Inc.	19,690	1,933
Dover Corp.	14,418	917
Fiat Industrial SpA	271,289	2,900
GEA Group AG	12,801	418
Illinois Tool Works, Inc.	34,400	2,118
Ingersoll-Rand PLC	64,852	3,163
Lincoln Electric Holdings, Inc.	900	43
Manitowoc Co., Inc.	130,103	1,952
Oshkosh Truck Corp. (a)	13,689	402
Pentair Ltd.	9,400	456
SPX Corp.	8,516	580
Stanley Black & Decker, Inc.	37,898	2,725
Timken Co.	24,408	1,100
		21,321
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	145,918	232
Professional Services - 0.4%
CRA International, Inc. (a)	26,014	460
Randstad Holding NV	52,200	1,698
Robert Half International, Inc.	9,304	263
Towers Watson & Co.	8,900	471
Verisk Analytics, Inc. (a)	1,700	85
		2,977
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.8%
Con-way, Inc.	3,800	$ 107
J.B. Hunt Transport Services, Inc.	17,319	1,030
Union Pacific Corp.	47,515	5,834
		6,971
Trading Companies & Distributors - 0.5%
Houston Wire & Cable Co.	66,778	749
MRC Global, Inc.	29,000	813
Rush Enterprises, Inc. Class A (a)	35,258	675
Watsco, Inc.	17,904	1,284
WESCO International, Inc. (a)	12,726	823
		4,344
TOTAL INDUSTRIALS		103,825
INFORMATION TECHNOLOGY - 20.2%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc. (a)	158,194	899
Cisco Systems, Inc.	313,387	5,926
Motorola Solutions, Inc.	32,315	1,760
Polycom, Inc. (a)	108,301	1,133
QUALCOMM, Inc.	49,035	3,120
ViaSat, Inc. (a)	30,126	1,152
		13,990
Computers & Peripherals - 5.3%
Apple, Inc.	69,961	40,946
Gemalto NV	19,240	1,769
Lexmark International, Inc. Class A	15,800	384
NCR Corp. (a)	58,781	1,407
Seagate Technology	10,660	268
Western Digital Corp.	8,565	286
		45,060
Electronic Equipment & Components - 0.7%
Arrow Electronics, Inc. (a)	44,776	1,668
Corning, Inc.	117,112	1,432
Flextronics International Ltd. (a)	75,700	438
Jabil Circuit, Inc.	48,808	927
Molex, Inc. (e)	36,036	951
Tech Data Corp. (a)	8,569	378
		5,794
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.4%
Active Network, Inc. (a)	82,506	$ 442
Baidu.com, Inc. sponsored ADR (a)	5,084	490
Cornerstone OnDemand, Inc. (a)	12,470	350
Demandware, Inc.	17,069	468
eBay, Inc. (a)	36,314	1,918
ExactTarget, Inc.	25,576	527
Facebook, Inc. Class A	47,471	1,329
Google, Inc. Class A (a)	17,932	12,523
Mail.ru Group Ltd. GDR (Reg. S)	29,100	960
QuinStreet, Inc. (a)	71,838	449
Velti PLC (a)(e)	98,250	335
VeriSign, Inc. (a)	18,769	641
		20,432
IT Services - 3.7%
Accenture PLC Class A	43,138	2,930
Amdocs Ltd.	30,582	1,023
Cognizant Technology Solutions Corp. Class A (a)	67,398	4,531
EPAM Systems, Inc.	53,200	1,094
ExlService Holdings, Inc. (a)	38,355	1,030
Fidelity National Information Services, Inc.	57,948	2,092
Fiserv, Inc. (a)	28,961	2,230
Global Payments, Inc.	20,107	883
Heartland Payment Systems, Inc.	12,948	384
MasterCard, Inc. Class A	4,642	2,268
Sapient Corp. (a)	80,071	848
ServiceSource International, Inc. (a)	113,311	581
Total System Services, Inc.	3,800	83
Unisys Corp. (a)	135,313	2,338
Virtusa Corp. (a)	39,343	616
Visa, Inc. Class A	58,971	8,829
		31,760
Office Electronics - 0.3%
Xerox Corp.	339,980	2,315
Semiconductors & Semiconductor Equipment - 3.8%
Altera Corp.	21,700	703
Analog Devices, Inc.	49,500	2,010
Applied Micro Circuits Corp. (a)	38,200	261
ASML Holding NV	92,213	5,770
Avago Technologies Ltd.	50,805	1,783
Cirrus Logic, Inc. (a)	68,825	2,156
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cymer, Inc. (a)	19,250	$ 1,688
Freescale Semiconductor Holdings I Ltd. (a)	208,516	1,931
LTX-Credence Corp. (a)	307,830	1,748
MagnaChip Semiconductor Corp. (a)	40,839	515
Maxim Integrated Products, Inc.	75,292	2,198
Monolithic Power Systems, Inc. (a)	41,345	875
NXP Semiconductors NV (a)	124,656	3,052
RF Micro Devices, Inc. (a)	377,345	1,630
Samsung Electronics Co. Ltd.	2,621	3,404
Skyworks Solutions, Inc. (a)	124,111	2,811
		32,535
Software - 2.3%
Activision Blizzard, Inc.	34,098	390
Adobe Systems, Inc. (a)	17,638	610
Autodesk, Inc. (a)	28,245	936
Check Point Software Technologies Ltd. (a)	40,130	1,853
Citrix Systems, Inc. (a)	44,361	2,713
Comverse Technology, Inc. (a)	427,777	1,523
Comverse, Inc. (a)	42,777	1,231
Electronic Arts, Inc. (a)	94,911	1,406
Informatica Corp. (a)	18,700	502
Jive Software, Inc.	8,953	129
Nuance Communications, Inc. (a)	48,627	1,081
Oracle Corp.	113,381	3,640
Progress Software Corp. (a)	6,000	121
Sourcefire, Inc. (a)	4,224	208
Symantec Corp. (a)	52,368	982
VMware, Inc. Class A (a)	13,400	1,219
Workday, Inc.	12,600	631
		19,175
TOTAL INFORMATION TECHNOLOGY		171,061
MATERIALS - 4.5%
Chemicals - 1.8%
Albemarle Corp.	14,800	885
Ashland, Inc.	18,313	1,299
Cabot Corp.	4,700	177
Clariant AG (Reg.)	126,097	1,520
Eastman Chemical Co.	5,200	316
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Innospec, Inc.	15,599	$ 497
LyondellBasell Industries NV Class A	19,696	979
Monsanto Co.	15,280	1,399
PetroLogistics LP	120,106	1,408
Praxair, Inc.	4,700	504
Spartech Corp. (a)	128,027	1,137
W.R. Grace & Co. (a)	80,518	5,272
		15,393
Construction Materials - 0.2%
HeidelbergCement Finance AG	12,797	695
Lafarge SA (Bearer)	8,600	500
Martin Marietta Materials, Inc.	900	81
Vulcan Materials Co.	2,600	137
		1,413
Containers & Packaging - 0.2%
Nampak Ltd.	304,528	1,057
Rock-Tenn Co. Class A	15,404	1,002
		2,059
Metals & Mining - 2.3%
Agnico-Eagle Mines Ltd. (Canada)	20,500	1,143
Commercial Metals Co.	141,491	1,917
Copper Mountain Mining Corp. (a)	51,300	194
Endeavour Mining Corp. (a)	109,077	231
First Quantum Minerals Ltd.	33,700	692
Freeport-McMoRan Copper & Gold, Inc.	51,821	2,022
Goldcorp, Inc.	42,100	1,641
Iluka Resources Ltd.	52,223	449
Ivanplats Ltd. (f)	78,300	370
Ivanplats Ltd. Class A (g)	668,008	2,839
Newcrest Mining Ltd.	35,306	945
Randgold Resources Ltd. sponsored ADR	29,900	3,210
Reliance Steel & Aluminum Co.	8,627	487
Turquoise Hill Resources Ltd. (a)	391,093	2,945
		19,085
Paper & Forest Products - 0.0%
International Paper Co.	2,600	97
TOTAL MATERIALS		38,047
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc.	66,459	$ 2,581
Frontier Communications Corp. (e)	122,336	588
PT Telkomunikasi Indonesia Tbk sponsored ADR	29,719	1,131
		4,300
Wireless Telecommunication Services - 0.5%
Crown Castle International Corp. (a)	2,000	135
SBA Communications Corp. Class A (a)	57,097	3,929
		4,064
TOTAL TELECOMMUNICATION SERVICES		8,364
UTILITIES - 2.8%
Electric Utilities - 1.4%
Edison International	45,307	2,061
ITC Holdings Corp.	17,700	1,390
NextEra Energy, Inc.	59,990	4,122
Northeast Utilities	81,896	3,173
OGE Energy Corp.	4,757	272
Pinnacle West Capital Corp.	8,556	440
		11,458
Gas Utilities - 0.1%
Atmos Energy Corp.	11,643	408
ONEOK, Inc.	18,828	845
		1,253
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	292,674	3,123
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	29,021	573
CMS Energy Corp.	17,517	428
PG&E Corp.	77,916	3,191
Sempra Energy	49,477	3,385
		7,577
TOTAL UTILITIES		23,411
TOTAL COMMON STOCKS (Cost $769,499)		837,238
Convertible Preferred Stocks - 0.1%
	Shares	Value (000s)
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
KaloBios Pharmaceuticals, Inc. Series E (g)	153,000	$ 520
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. Series A, 6.25%	9,500	506
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,159)		1,026
Convertible Bonds - 0.4%
	Principal Amount (000s)
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Cal Dive International, Inc. 5% 7/15/17 (f)	$ 420	393
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (g)	791	553
TOTAL ENERGY		946
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(f)	1,875	642
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Exelixis, Inc. 4.25% 8/15/19	1,070	1,133
INDUSTRIALS - 0.1%
Building Products - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (g)	398	398
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)	380	363
TOTAL CONVERTIBLE BONDS (Cost $3,729)		3,482
Money Market Funds - 1.8%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	5,719,069	$ 5,719
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	9,195,461	9,195
TOTAL MONEY MARKET FUNDS (Cost $14,914)		14,914
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $789,301)		856,660
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(9,350)
NET ASSETS - 100%		$ 847,310
* Amount represents less than $1,000
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,132,000 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,310,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 791
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 398
Ivanplats Ltd. Class A	10/23/12	$ 3,235
KaloBios Pharmaceuticals, Inc. Series E	5/2/12	$ 520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11
Fidelity Securities Lending Cash Central Fund	346
Total	$ 357
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 102,926	$ 102,151	$ 775	$ -
Consumer Staples	82,604	79,413	3,191	-
Energy	91,683	91,683	-	-
Financials	111,628	110,163	1,465	-
Health Care	104,209	100,753	2,936	520
Industrials	103,825	103,565	260	-
Information Technology	171,567	171,567	-	-
Materials	38,047	35,208	2,839	-
Telecommunication Services	8,364	8,364	-	-
Utilities	23,411	23,411	-	-
Corporate Bonds	3,482	-	3,084	398
Money Market Funds	14,914	14,914	-	-
Total Investments in Securities:	$ 856,660	$ 841,192	$ 14,550	$ 918
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	82.4%
Canada	3.1%
United Kingdom	2.2%
Netherlands	1.8%
Ireland	1.3%
Bermuda	1.3%
Switzerland	1.0%
Others (Individually Less Than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $8,878) - See accompanying schedule: Unaffiliated issuers (cost $774,387)	$ 841,746
Fidelity Central Funds (cost $14,914)	14,914
Total Investments (cost $789,301)		$ 856,660
Foreign currency held at value (cost $418)		418
Receivable for investments sold		4,943
Receivable for fund shares sold		443
Dividends receivable		1,394
Interest receivable		91
Distributions receivable from Fidelity Central Funds		17
Prepaid expenses		3
Other receivables		7
Total assets		863,976

Liabilities
Payable for investments purchased	$ 4,676
Payable for fund shares redeemed	1,846
Accrued management fee	372
Distribution and service plan fees payable	301
Other affiliated payables	198
Other payables and accrued expenses	78
Collateral on securities loaned, at value	9,195
Total liabilities		16,666

Net Assets		$ 847,310
Net Assets consist of:
Paid in capital		$ 878,288
Undistributed net investment income		2,813
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(101,146)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,355
Net Assets		$ 847,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($300,750 ÷ 22,568 shares)	$ 13.33

Maximum offering price per share (100/94.25 of $13.33)	$ 14.14
Class T: Net Asset Value and redemption price per share ($304,060 ÷ 22,926 shares)	$ 13.26

Maximum offering price per share (100/96.50 of $13.26)	$ 13.74
Class B: Net Asset Value and offering price per share ($16,577 ÷ 1,293 shares)A	$ 12.82

Class C: Net Asset Value and offering price per share ($123,318 ÷ 9,641 shares)A	$ 12.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($102,605 ÷ 7,403 shares)	$ 13.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 14,133
Interest		334
Income from Fidelity Central Funds		357
Total income		14,824

Expenses
Management fee Basic fee	$ 4,766
Performance adjustment	432
Transfer agent fees	2,151
Distribution and service plan fees	3,747
Accounting and security lending fees	295
Custodian fees and expenses	178
Independent trustees' compensation	6
Registration fees	86
Audit	64
Legal	6
Miscellaneous	9
Total expenses before reductions	11,740
Expense reductions	(32)	11,708
Net investment income (loss)		3,116
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,298
Foreign currency transactions	(14)
Total net realized gain (loss)		39,284
Change in net unrealized appreciation (depreciation) on: Investment securities	84,256
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		84,266
Net gain (loss)		123,550
Net increase (decrease) in net assets resulting from operations		$ 126,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,116	$ (232)
Net realized gain (loss)	39,284	82,284
Change in net unrealized appreciation (depreciation)	84,266	(90,807)
Net increase (decrease) in net assets resulting from operations	126,666	(8,755)
Distributions to shareholders from net investment income	-	(110)
Distributions to shareholders from net realized gain	-	(2,730)
Total distributions	-	(2,840)
Share transactions - net increase (decrease)	(97,081)	(21,803)
Total increase (decrease) in net assets	29,585	(33,398)

Net Assets
Beginning of period	817,725	851,123
End of period (including undistributed net investment income of $2,813 and undistributed net investment income of $123, respectively)	$ 847,310	$ 817,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.45	$ 11.58	$ 9.95	$ 6.64	$ 13.75
Income from Investment Operations
Net investment income (loss) C	.07	.02	.03 F	.04	.11
Net realized and unrealized gain (loss)	1.81	(.09)	1.66	3.41	(6.13)
Total from investment operations	1.88	(.07)	1.69	3.45	(6.02)
Distributions from net investment income	-	-	(.02)	(.14)	(.10)
Distributions from net realized gain	-	(.06)	(.05)	-	(.99)
Total distributions	-	(.06)	(.06) H	(.14)	(1.09)
Net asset value, end of period	$ 13.33	$ 11.45	$ 11.58	$ 9.95	$ 6.64
Total Return A,B	16.42%	(.63)%	17.09%	52.97%	(47.51)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.36%	1.36%	1.08%	1.08%
Expenses net of fee waivers, if any	1.21%	1.33%	1.25%	1.08%	1.08%
Expenses net of all reductions	1.20%	1.33%	1.24%	1.08%	1.08%
Net investment income (loss)	.53%	.16%	.24% F	.56%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 301	$ 295	$ 285	$ 240	$ 192
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.42	$ 11.55	$ 9.92	$ 6.60	$ 13.67
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	- F,H	.03	.09
Net realized and unrealized gain (loss)	1.80	(.09)	1.67	3.39	(6.11)
Total from investment operations	1.84	(.10)	1.67	3.42	(6.02)
Distributions from net investment income	-	-	-	(.10)	(.06)
Distributions from net realized gain	-	(.03)	(.04)	-	(.99)
Total distributions	-	(.03)	(.04)	(.10)	(1.05)
Net asset value, end of period	$ 13.26	$ 11.42	$ 11.55	$ 9.92	$ 6.60
Total Return A,B	16.11%	(.90)%	16.88%	52.60%	(47.66)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.42%	1.57%	1.57%	1.31%	1.29%
Expenses net of fee waivers, if any	1.42%	1.55%	1.50%	1.31%	1.29%
Expenses net of all reductions	1.42%	1.54%	1.49%	1.30%	1.28%
Net investment income (loss)	.32%	(.06)%	(.01)% F	.34%	.82%
Supplemental Data
Net assets, end of period (in millions)	$ 304	$ 294	$ 322	$ 305	$ 263
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 11.26	$ 9.68	$ 6.42	$ 13.29
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.05) F	(.01)	.03
Net realized and unrealized gain (loss)	1.74	(.08)	1.63	3.31	(5.94)
Total from investment operations	1.71	(.15)	1.58	3.30	(5.91)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	-	-	-	-	(.96)
Total distributions	-	-	-	(.04)	(.96)
Net asset value, end of period	$ 12.82	$ 11.11	$ 11.26	$ 9.68	$ 6.42
Total Return A,B	15.39%	(1.33)%	16.32%	51.61%	(47.88)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.99%	2.14%	2.13%	1.81%	1.85%
Expenses net of fee waivers, if any	1.99%	2.09%	2.00%	1.81%	1.85%
Expenses net of all reductions	1.99%	2.09%	2.00%	1.80%	1.85%
Net investment income (loss)	(.25)%	(.61)%	(.51)% F	(.17)%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 22	$ 43	$ 69	$ 75
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 11.22	$ 9.65	$ 6.41	$ 13.30
Income from Investment Operations
Net investment income (loss) C	(.02)	(.07)	(.05) F	(.01)	.03
Net realized and unrealized gain (loss)	1.74	(.08)	1.62	3.30	(5.94)
Total from investment operations	1.72	(.15)	1.57	3.29	(5.91)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	- H	-	(.98)
Total distributions	-	-	- H	(.05)	(.98)
Net asset value, end of period	$ 12.79	$ 11.07	$ 11.22	$ 9.65	$ 6.41
Total Return A,B	15.54%	(1.34)%	16.31%	51.79%	(47.93)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.94%	2.08%	2.08%	1.81%	1.82%
Expenses net of fee waivers, if any	1.94%	2.06%	2.00%	1.81%	1.82%
Expenses net of all reductions	1.93%	2.05%	1.99%	1.81%	1.81%
Net investment income (loss)	(.20)%	(.57)%	(.51)% F	(.17)%	.29%
Supplemental Data
Net assets, end of period (in millions)	$ 123	$ 124	$ 129	$ 125	$ 103
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.88	$ 12.00	$ 10.31	$ 6.73	$ 13.92
Income from Investment Operations
Net investment income (loss) B	.11	.06	.05 E	.08	.15
Net realized and unrealized gain (loss)	1.87	(.09)	1.74	3.52	(6.21)
Total from investment operations	1.98	(.03)	1.79	3.60	(6.06)
Distributions from net investment income	-	(.02)	(.06)	(.02)	(.14)
Distributions from net realized gain	-	(.07)	(.04)	-	(.99)
Total distributions	-	(.09)	(.10)	(.02)	(1.13)
Net asset value, end of period	$ 13.86	$ 11.88	$ 12.00	$ 10.31	$ 6.73
Total Return A	16.67%	(.33)%	17.47%	53.57%	(47.34)%
Ratios to Average Net Assets C,F
Expenses before reductions	.91%	1.04%	1.03%	.70%	.76%
Expenses net of fee waivers, if any	.91%	1.03%	1.00%	.70%	.76%
Expenses net of all reductions	.90%	1.02%	.99%	.69%	.75%
Net investment income (loss)	.83%	.46%	.49% E	.94%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 103	$ 83	$ 73	$ 66	$ 55
Portfolio turnover rate D	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 125,303
Gross unrealized depreciation	(63,919)
Net unrealized appreciation (depreciation) on securities and other investments	$ 61,384

Tax Cost	$ 795,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,643
Capital loss carryforward	$ (95,001)
Net unrealized appreciation (depreciation)	$ 61,380

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration 2017	$ (95,001)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ -	$ 2,840

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $543,412 and $639,194, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 775	$ 15
Class T	.25%	.25%	1,530	8
Class B	.75%	.25%	194	146
Class C	.75%	.25%	1,248	93
			$ 3,747	$ 262

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 70
Class T	18
Class B*	26
Class C*	7
$ 121

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 844.27
Class T	722.24
Class B	59.30
Class C	315.25
Institutional Class	211.22
	$ 2,151

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $120. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $346, including $23 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Institutional Class	$ -	$ 110
From net realized gain
Class A	$ -	$ 1,539
Class T	-	774
Institutional Class	-	417
Total	$ -	$ 2,730

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	4,097	7,009	$ 51,727	$ 87,683
Reinvestment of distributions	-	109	-	1,348
Shares redeemed	(7,320)	(5,922)	(93,009)	(72,839)
Net increase (decrease)	(3,223)	1,196	$ (41,282)	$ 16,192
Class T
Shares sold	4,903	6,502	$ 61,627	$ 80,658
Reinvestment of distributions	-	60	-	745
Shares redeemed	(7,690)	(8,712)	(96,565)	(107,195)
Net increase (decrease)	(2,787)	(2,150)	$ (34,938)	$ (25,792)
Class B
Shares sold	64	151	$ 775	$ 1,821
Shares redeemed	(764)	(1,939)	(9,292)	(23,825)
Net increase (decrease)	(700)	(1,788)	$ (8,517)	$ (22,004)
Class C
Shares sold	1,124	2,691	$ 13,734	$ 33,189
Shares redeemed	(2,672)	(2,976)	(32,129)	(34,952)
Net increase (decrease)	(1,548)	(285)	$ (18,395)	$ (1,763)
Institutional Class
Shares sold	2,225	5,165	$ 29,308	$ 67,680
Reinvestment of distributions	-	36	-	463
Shares redeemed	(1,777)	(4,338)	(23,257)	(56,579)
Net increase (decrease)	448	863	$ 6,051	$ 11,564

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADGF-UANN-0113
1.786675.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	16.67%	2.01%	5.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: For the year, the fund's Institutional Class shares returned 16.67%, topping the S&P 500®. Versus the index, stock selection was a noteworthy positive, especially in health care, industrials, consumer discretionary and the semiconductors/semiconductor equipment segment of information technology. Not owning weak-performing index component and personal computer chipmaker Intel paid off, as lackluster PC demand weighed on the shares. Also aiding the fund's results were biotechnology holding ARIAD Pharmaceuticals and Brookdale Senior Living. Consumer electronics maker Apple was by far the fund's largest absolute contributor and its largest holding. On the negative side, my picks in energy and the diversified financials part of the financials sector were unrewarding, as was overall positioning in materials. Canada-based Ivanhoe Mines, which in August changed its name to Turquoise Hill Resources, was the fund's biggest relative detractor, as weaker copper demand from China and other factors hurt this stock. Another detractor was Northern Oil and Gas. Virtually no exposure to strong-performing index component Bank of America - which I sold - hampered the fund as well. Many of the stocks I've mentioned were non-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.08%
Actual		$ 1,000.00	$ 1,112.70	$ 5.70
Hypothetical A		$ 1,000.00	$ 1,019.60	$ 5.45
Class T	1.30%
Actual		$ 1,000.00	$ 1,111.50	$ 6.86
Hypothetical A		$ 1,000.00	$ 1,018.50	$ 6.56
Class B	1.84%
Actual		$ 1,000.00	$ 1,108.00	$ 9.70
Hypothetical A		$ 1,000.00	$ 1,015.80	$ 9.27
Class C	1.81%
Actual		$ 1,000.00	$ 1,108.30	$ 9.54
Hypothetical A		$ 1,000.00	$ 1,015.95	$ 9.12
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,114.10	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.00	$ 4.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.8	5.0
Wells Fargo & Co.	1.7	1.9
Berkshire Hathaway, Inc. Class B	1.5	1.5
Google, Inc. Class A	1.5	0.0
Johnson & Johnson	1.3	0.9
The Coca-Cola Co.	1.3	1.5
Merck & Co., Inc.	1.2	1.0
Philip Morris International, Inc.	1.2	1.1
Procter & Gamble Co.	1.1	1.7
Visa, Inc. Class A	1.0	0.5
	16.6
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.2	20.7
Financials	13.3	13.1
Health Care	12.4	11.5
Industrials	12.4	12.6
Consumer Discretionary	12.1	12.1
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 98.8%		Stocks and Investment Companies 97.5%
	Convertible Securities 0.5%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.7%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	17.6%	** Foreign investments	18.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.3%
Delphi Automotive PLC	21,500	$ 731
Gentex Corp.	34,157	606
Tenneco, Inc. (a)	41,923	1,344
		2,681
Automobiles - 0.2%
Harley-Davidson, Inc.	25,701	1,207
Tesla Motors, Inc. (a)	15,600	528
		1,735
Diversified Consumer Services - 0.4%
American Public Education, Inc. (a)	8,200	282
Anhanguera Educacional Participacoes SA	82,000	1,238
DeVry, Inc.	37,434	976
Kroton Educacional SA unit (a)	26,400	512
		3,008
Hotels, Restaurants & Leisure - 1.9%
Bloomin' Brands, Inc.	55,300	875
Bravo Brio Restaurant Group, Inc. (a)	55,092	752
Brinker International, Inc.	80,159	2,401
Club Mediterranee SA (a)	61,117	1,024
Denny's Corp. (a)	468,378	2,225
Hyatt Hotels Corp. Class A (a)	20,900	763
Icahn Enterprises LP rights (a)	115,176	0
Las Vegas Sands Corp.	52,132	2,432
Ruth's Hospitality Group, Inc. (a)	111,300	835
Spur Corp. Ltd.	212,723	597
Starwood Hotels & Resorts Worldwide, Inc.	3,418	184
Texas Roadhouse, Inc. Class A	76,252	1,267
Yum! Brands, Inc.	38,623	2,591
		15,946
Household Durables - 0.6%
PulteGroup, Inc. (a)	72,597	1,220
Taylor Wimpey PLC	832,500	814
Whirlpool Corp.	27,243	2,774
		4,808
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	19,455	4,904
Liberty Media Corp. Interactive Series A (a)	79,723	1,539
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Ocado Group PLC (a)(e)	735,764	$ 871
Priceline.com, Inc. (a)	500	332
		7,646
Leisure Equipment & Products - 0.1%
Amer Group PLC (A Shares)	31,500	474
Brunswick Corp.	28,200	727
Fenix Outdoor AB	838	20
Summer Infant, Inc. (a)	8,443	15
		1,236
Media - 2.1%
Comcast Corp. Class A	192,108	7,143
DISH Network Corp. Class A	6,831	253
McGraw-Hill Companies, Inc.	41,462	2,202
MDC Partners, Inc. Class A (sub. vtg.)	112,934	1,197
Mood Media Corp. (a)	215,600	371
The Walt Disney Co.	59,037	2,932
Time Warner, Inc.	63,980	3,026
Valassis Communications, Inc. (a)	17,865	464
Virgin Media, Inc.	4,700	165
		17,753
Multiline Retail - 0.3%
PPR SA	7,000	1,305
Target Corp.	22,713	1,434
The Bon-Ton Stores, Inc.	21,100	250
		2,989
Specialty Retail - 4.4%
Advance Auto Parts, Inc.	41,005	3,000
Ascena Retail Group, Inc. (a)	78,521	1,578
AutoZone, Inc. (a)	5,920	2,272
Bed Bath & Beyond, Inc. (a)	18,897	1,110
Best Buy Co., Inc.	51,121	670
Big 5 Sporting Goods Corp.	5,700	80
Body Central Corp. (a)	123,090	1,259
CarMax, Inc. (a)	29,192	1,059
Express, Inc. (a)	129,872	1,939
Fast Retailing Co. Ltd.	3,400	775
Foot Locker, Inc.	26,978	967
GameStop Corp. Class A	13,545	356
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GNC Holdings, Inc.	24,300	$ 854
Home Depot, Inc.	120,537	7,843
Kingfisher PLC	193,280	861
Limited Brands, Inc.	36,476	1,902
Lowe's Companies, Inc.	131,914	4,761
MarineMax, Inc. (a)	44,007	363
Rent-A-Center, Inc.	26,880	934
Ross Stores, Inc.	10,665	607
SuperGroup PLC (a)(e)	166,062	1,623
TJX Companies, Inc.	50,301	2,230
		37,043
Textiles, Apparel & Luxury Goods - 0.9%
G-III Apparel Group Ltd. (a)	9,217	351
lululemon athletica, Inc. (a)	5,182	372
NIKE, Inc. Class B	24,270	2,366
PVH Corp.	26,961	3,089
Vera Bradley, Inc. (a)(e)	43,788	1,213
VF Corp.	4,300	690
		8,081
TOTAL CONSUMER DISCRETIONARY		102,926
CONSUMER STAPLES - 9.7%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	2,600	228
Beam, Inc.	1,700	95
Cott Corp.	126,400	1,084
Dr. Pepper Snapple Group, Inc.	68,794	3,085
Monster Beverage Corp. (a)	46,887	2,440
SABMiller PLC	22,300	1,010
The Coca-Cola Co.	280,675	10,643
		18,585
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	120,624	5,610
Eurocash SA	75,342	1,050
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	18,759	634
Wal-Mart Stores, Inc.	121,690	8,764
		16,058
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 1.5%
Danone SA	15,300	$ 971
Flowers Foods, Inc.	68,264	1,607
Green Mountain Coffee Roasters, Inc. (a)	38,100	1,397
Hilton Food Group PLC	42,631	180
Ingredion, Inc.	3,380	220
Kraft Foods Group, Inc. (a)	34,360	1,554
Marine Harvest ASA (a)	1,005,173	878
Mead Johnson Nutrition Co. Class A	15,791	1,077
Mondelez International, Inc. (a)	159,030	4,117
The J.M. Smucker Co.	10,517	930
Tyson Foods, Inc. Class A	400	8
WhiteWave Foods Co.	10,200	155
		13,094
Household Products - 1.6%
Procter & Gamble Co.	137,251	9,584
Reckitt Benckiser Group PLC	51,300	3,226
Unicharm Corp.	25,300	1,293
		14,103
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	12,024	700
Hengan International Group Co. Ltd.	83,500	754
		1,454
Tobacco - 2.3%
Altria Group, Inc.	89,821	3,037
British American Tobacco PLC (United Kingdom)	31,800	1,670
Imperial Tobacco Group PLC	36,193	1,448
Lorillard, Inc.	25,591	3,101
Philip Morris International, Inc.	111,863	10,054
		19,310
TOTAL CONSUMER STAPLES		82,604
ENERGY - 10.8%
Energy Equipment & Services - 3.9%
BW Offshore Ltd.	1,056,352	755
Cal Dive International, Inc. (a)(e)	195,816	307
Cameron International Corp. (a)	119,662	6,456
Cathedral Energy Services Ltd.	135,000	722
Ensco PLC Class A	8,600	501
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Essential Energy Services Ltd.	463,900	$ 915
Fugro NV (Certificaten Van Aandelen)	11,100	666
Halliburton Co.	79,405	2,648
McDermott International, Inc. (a)	127,827	1,346
National Oilwell Varco, Inc.	110,688	7,560
Noble Corp.	75,579	2,607
Petrofac Ltd.	7,700	201
Schlumberger Ltd.	88,017	6,304
Tuscany International Drilling, Inc. (a)	578,500	143
Vantage Drilling Co. (a)	687,463	1,237
Xtreme Drilling & Coil Services Corp. (a)	403,700	528
Xtreme Drilling & Coil Services Corp. (f)	132,500	173
		33,069
Oil, Gas & Consumable Fuels - 6.9%
Alpha Natural Resources, Inc. (a)	23,500	176
Americas Petrogas, Inc. (a)	241,800	426
Americas Petrogas, Inc. (a)(f)	286,000	504
Amyris, Inc. (a)(e)	105,525	299
Anadarko Petroleum Corp.	40,808	2,987
Apache Corp.	26,893	2,073
Bonavista Energy Corp. (e)	24,900	413
Bonavista Energy Corp. (a)(f)	15,800	262
BPZ Energy, Inc. (a)(e)	319,601	809
Cabot Oil & Gas Corp.	23,050	1,086
Canadian Natural Resources Ltd.	5,100	147
Chesapeake Energy Corp.	35,888	611
Cobalt International Energy, Inc. (a)	3,600	84
Crew Energy, Inc. (a)	115,400	785
Crown Point Energy, Inc. (a)	100,400	35
Crown Point Energy, Inc. (f)	399,602	139
Denbury Resources, Inc. (a)	41,890	646
Double Eagle Petroleum Co. (a)	105,229	450
Emerald Oil, Inc. (a)	129,754	663
Emerald Oil, Inc. warrants 2/4/16 (a)	16,536	0
Energen Corp.	3,500	156
EOG Resources, Inc.	9,195	1,082
EQT Corp.	28,602	1,718
EV Energy Partners LP	7,648	464
Gran Tierra Energy, Inc. (Canada) (a)	163,700	933
Halcon Resources Corp.	90,000	556
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Hess Corp.	20,421	$ 1,013
HollyFrontier Corp.	19,508	884
InterOil Corp. (a)(e)	59,002	3,284
Madalena Ventures, Inc. (a)	733,000	188
Marathon Petroleum Corp.	58,999	3,513
Markwest Energy Partners LP	20,987	1,085
Murphy Oil Corp.	18,300	1,038
Noble Energy, Inc.	2,100	205
Northern Oil & Gas, Inc. (a)(e)	249,721	3,921
Northern Tier Energy LP Class A	49,821	1,161
Occidental Petroleum Corp.	54,140	4,072
Painted Pony Petroleum Ltd. (a)(f)	17,000	187
Painted Pony Petroleum Ltd. Class A (a)	74,350	820
Pan Orient Energy Corp.	80,100	248
Peabody Energy Corp.	73,986	1,858
Petrominerales Ltd.	127,900	982
Phillips 66	49,400	2,587
Pioneer Natural Resources Co.	10,517	1,125
Resolute Energy Corp. (a)	130,135	1,111
Rosetta Resources, Inc. (a)	1,300	58
Royal Dutch Shell PLC Class A sponsored ADR	37,167	2,489
SM Energy Co.	8,051	400
Southcross Energy Partners LP	11,200	263
Suncor Energy, Inc.	26,880	878
TAG Oil Ltd. (a)	179,600	1,114
TAG Oil Ltd. (f)	15,900	99
Targa Resources Corp.	14,900	746
Tesoro Corp.	19,783	836
The Williams Companies, Inc.	116,123	3,813
Valero Energy Corp.	35,100	1,132
		58,614
TOTAL ENERGY		91,683
FINANCIALS - 13.2%
Capital Markets - 1.3%
Ares Capital Corp.	92,335	1,638
BlackRock, Inc. Class A	8,499	1,675
GP Investments Ltd. (depositary receipt) (a)	433,960	1,087
ICAP PLC	161,100	752
ICG Group, Inc. (a)	54,458	607
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Invesco Ltd.	63,632	$ 1,590
KKR & Co. LP	61,760	849
Monex Group, Inc.	2,388	501
Morgan Stanley	83,658	1,411
The Blackstone Group LP	62,687	921
UBS AG (NY Shares)	14,900	234
		11,265
Commercial Banks - 3.1%
Banco Pine SA	107,100	661
Bank of Ireland (a)	14,643	2
CIT Group, Inc. (a)	51,316	1,901
Comerica, Inc.	27,498	814
Commerce Bancshares, Inc.	13,467	482
Commercial Bank of Qatar GDR (Reg. S)	95,818	387
Guaranty Trust Bank PLC GDR (Reg. S)	88,472	540
Itau Unibanco Holding SA sponsored ADR	20,900	317
KeyCorp	92,945	751
M&T Bank Corp.	3,849	376
Regions Financial Corp.	110,637	738
U.S. Bancorp	144,164	4,651
Wells Fargo & Co.	448,458	14,804
		26,424
Consumer Finance - 0.5%
Capital One Financial Corp.	71,612	4,125
Diversified Financial Services - 2.2%
Citigroup, Inc.	244,758	8,461
CME Group, Inc.	14,265	788
IntercontinentalExchange, Inc. (a)	4,500	595
JPMorgan Chase & Co.	147,157	6,045
PICO Holdings, Inc. (a)	165,218	2,990
		18,879
Insurance - 3.7%
AEGON NV	167,300	962
AFLAC, Inc.	40,206	2,131
Allied World Assurance Co. Holdings Ltd.	13,100	1,063
Assured Guaranty Ltd.	274,717	3,832
Axis Capital Holdings Ltd.	11,500	414
Berkshire Hathaway, Inc. Class B (a)	147,984	13,034
Discovery Holdings Ltd.	4,300	27
Fairfax Financial Holdings Ltd. (sub. vtg.)	2,300	790
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Lincoln National Corp.	22,000	$ 543
MetLife, Inc.	108,901	3,614
Prudential Financial, Inc.	31,964	1,666
The Travelers Companies, Inc.	25,553	1,810
Validus Holdings Ltd.	26,530	941
		30,827
Real Estate Investment Trusts - 1.9%
American Campus Communities, Inc.	9,800	429
American Tower Corp.	26,898	2,015
AvalonBay Communities, Inc.	3,400	448
Beni Stabili SpA SIIQ	1,669,400	955
CBL & Associates Properties, Inc.	143,522	3,231
Cousins Properties, Inc.	77,288	635
Douglas Emmett, Inc.	53,941	1,225
Education Realty Trust, Inc.	122,600	1,264
Lexington Corporate Properties Trust	96,600	926
Prologis, Inc.	50,276	1,706
SL Green Realty Corp.	22,630	1,706
Sovran Self Storage, Inc.	6,400	395
Weyerhaeuser Co.	42,608	1,174
		16,109
Real Estate Management & Development - 0.5%
CBRE Group, Inc. (a)	200,846	3,802
Forest City Enterprises, Inc. Class A (a)	13,085	197
		3,999
TOTAL FINANCIALS		111,628
HEALTH CARE - 12.2%
Biotechnology - 3.2%
Alnylam Pharmaceuticals, Inc. (a)	77,000	1,307
Amgen, Inc.	57,591	5,114
ARIAD Pharmaceuticals, Inc. (a)	53,792	1,203
AVEO Pharmaceuticals, Inc. (a)	104,552	680
Biogen Idec, Inc. (a)	16,709	2,491
Biovitrum AB (a)	204,388	986
Dynavax Technologies Corp. (a)	442,887	1,258
Gentium SpA sponsored ADR (a)	42,917	480
Gilead Sciences, Inc. (a)	54,336	4,075
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Grifols SA ADR	63,500	$ 1,549
Infinity Pharmaceuticals, Inc. (a)	51,900	1,316
Insmed, Inc. (a)	15,400	110
Intercept Pharmaceuticals, Inc.	9,200	215
InterMune, Inc. (a)	72,309	662
Isis Pharmaceuticals, Inc. (a)	35,800	329
KYTHERA Biopharmaceuticals, Inc.	30,000	734
Merrimack Pharmaceuticals, Inc.	46,100	329
NPS Pharmaceuticals, Inc. (a)	74,763	765
Theravance, Inc. (a)	107,346	2,413
Vertex Pharmaceuticals, Inc. (a)	6,400	255
ZIOPHARM Oncology, Inc. (a)(e)	235,466	1,031
		27,302
Health Care Equipment & Supplies - 0.9%
Analogic Corp.	400	29
Baxter International, Inc.	7,679	509
Boston Scientific Corp. (a)	183,562	1,017
CareFusion Corp. (a)	14,058	392
Covidien PLC	23,673	1,376
Genmark Diagnostics, Inc. (a)	87,606	867
Nakanishi, Inc.	4,500	456
Opto Circuits India Ltd.	111,944	224
Sirona Dental Systems, Inc. (a)	17,196	1,077
Stryker Corp.	21,773	1,179
Syneron Medical Ltd. (a)	40,025	334
The Cooper Companies, Inc.	4,500	427
		7,887
Health Care Providers & Services - 3.2%
Accretive Health, Inc. (a)(e)	125,700	1,500
Apollo Hospitals Enterprise Ltd.	29,424	444
BioScrip, Inc. (a)	18,306	189
Brookdale Senior Living, Inc. (a)	242,302	6,193
Centene Corp. (a)	24,318	1,068
Chemed Corp.	13,677	931
CIGNA Corp.	36,799	1,923
DaVita, Inc. (a)	16,373	1,768
Emeritus Corp. (a)	65,163	1,474
Express Scripts Holding Co. (a)	64,301	3,463
McKesson Corp.	16,367	1,546
MEDNAX, Inc. (a)	9,515	752
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Qualicorp SA (a)	111,000	$ 1,078
Quest Diagnostics, Inc.	14,486	837
UnitedHealth Group, Inc.	79,128	4,304
		27,470
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	62,839	2,406
Charles River Laboratories International, Inc. (a)	22,142	850
		3,256
Pharmaceuticals - 4.5%
AVANIR Pharmaceuticals Class A (a)	175,269	463
Biodelivery Sciences International, Inc. (a)	152,491	648
Cadence Pharmaceuticals, Inc. (a)(e)	425,870	1,814
Cardiome Pharma Corp. (a)	247,971	68
Elan Corp. PLC sponsored ADR (a)	195,197	1,948
Endo Pharmaceuticals Holdings, Inc. (a)	35,320	1,012
Hi-Tech Pharmacal Co., Inc.	8,099	245
Horizon Pharma, Inc.	365,885	948
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	27,294	0*
warrants 9/25/17 (a)	109,700	0*
Impax Laboratories, Inc. (a)	31,783	646
Jazz Pharmaceuticals PLC (a)	19,120	1,030
Johnson & Johnson	158,819	11,074
Merck & Co., Inc.	231,924	10,274
Mylan, Inc. (a)	27,663	752
Novo Nordisk A/S Series B	15,645	2,480
Valeant Pharmaceuticals International, Inc. (Canada) (a)	17,000	947
Warner Chilcott PLC	75,048	875
Watson Pharmaceuticals, Inc. (a)	22,209	1,955
XenoPort, Inc. (a)	75,773	595
		37,774
TOTAL HEALTH CARE		103,689
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.3%
GeoEye, Inc. (a)	71,238	2,177
Honeywell International, Inc.	52,417	3,215
Meggitt PLC	330,235	2,060
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	12,210	$ 2,239
Raytheon Co.	33,362	1,906
Textron, Inc.	92,325	2,169
Ultra Electronics Holdings PLC	21,546	563
United Technologies Corp.	64,846	5,195
		19,524
Air Freight & Logistics - 0.5%
FedEx Corp.	2,100	188
Hub Group, Inc. Class A (a)	9,852	319
Pacer International, Inc. (a)	92,562	321
United Parcel Service, Inc. Class B	43,976	3,215
		4,043
Building Products - 0.9%
Armstrong World Industries, Inc.	10,434	527
Lennox International, Inc.	13,145	691
Masco Corp.	88,586	1,502
Owens Corning (a)	97,475	3,371
Quanex Building Products Corp.	56,400	1,180
		7,271
Commercial Services & Supplies - 0.7%
Corrections Corp. of America	51,632	1,750
Multiplus SA	61,500	1,425
Republic Services, Inc.	31,940	909
Steelcase, Inc. Class A	74,596	868
Swisher Hygiene, Inc. (a)	202,331	260
Swisher Hygiene, Inc. (Canada) (a)(e)	154,900	222
US Ecology, Inc.	15,963	349
		5,783
Construction & Engineering - 1.0%
AECOM Technology Corp. (a)	75,034	1,695
Fluor Corp.	33,120	1,758
Foster Wheeler AG (a)	136,192	3,059
MasTec, Inc. (a)	80,414	1,837
URS Corp.	8,534	322
		8,671
Electrical Equipment - 1.5%
Alstom SA	43,202	1,572
AMETEK, Inc.	36,825	1,375
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	58,924	$ 2,960
Hubbell, Inc. Class B	11,162	940
Prysmian SpA	94,600	1,789
Regal-Beloit Corp.	41,581	2,900
Roper Industries, Inc.	10,961	1,222
		12,758
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	11,947	677
Danaher Corp.	14,487	782
General Electric Co.	385,524	8,146
Reunert Ltd.	39,353	325
		9,930
Machinery - 2.5%
Actuant Corp. Class A	55,899	1,608
Colfax Corp. (a)	25,802	1,006
Cummins, Inc.	19,690	1,933
Dover Corp.	14,418	917
Fiat Industrial SpA	271,289	2,900
GEA Group AG	12,801	418
Illinois Tool Works, Inc.	34,400	2,118
Ingersoll-Rand PLC	64,852	3,163
Lincoln Electric Holdings, Inc.	900	43
Manitowoc Co., Inc.	130,103	1,952
Oshkosh Truck Corp. (a)	13,689	402
Pentair Ltd.	9,400	456
SPX Corp.	8,516	580
Stanley Black & Decker, Inc.	37,898	2,725
Timken Co.	24,408	1,100
		21,321
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	145,918	232
Professional Services - 0.4%
CRA International, Inc. (a)	26,014	460
Randstad Holding NV	52,200	1,698
Robert Half International, Inc.	9,304	263
Towers Watson & Co.	8,900	471
Verisk Analytics, Inc. (a)	1,700	85
		2,977
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.8%
Con-way, Inc.	3,800	$ 107
J.B. Hunt Transport Services, Inc.	17,319	1,030
Union Pacific Corp.	47,515	5,834
		6,971
Trading Companies & Distributors - 0.5%
Houston Wire & Cable Co.	66,778	749
MRC Global, Inc.	29,000	813
Rush Enterprises, Inc. Class A (a)	35,258	675
Watsco, Inc.	17,904	1,284
WESCO International, Inc. (a)	12,726	823
		4,344
TOTAL INDUSTRIALS		103,825
INFORMATION TECHNOLOGY - 20.2%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc. (a)	158,194	899
Cisco Systems, Inc.	313,387	5,926
Motorola Solutions, Inc.	32,315	1,760
Polycom, Inc. (a)	108,301	1,133
QUALCOMM, Inc.	49,035	3,120
ViaSat, Inc. (a)	30,126	1,152
		13,990
Computers & Peripherals - 5.3%
Apple, Inc.	69,961	40,946
Gemalto NV	19,240	1,769
Lexmark International, Inc. Class A	15,800	384
NCR Corp. (a)	58,781	1,407
Seagate Technology	10,660	268
Western Digital Corp.	8,565	286
		45,060
Electronic Equipment & Components - 0.7%
Arrow Electronics, Inc. (a)	44,776	1,668
Corning, Inc.	117,112	1,432
Flextronics International Ltd. (a)	75,700	438
Jabil Circuit, Inc.	48,808	927
Molex, Inc. (e)	36,036	951
Tech Data Corp. (a)	8,569	378
		5,794
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.4%
Active Network, Inc. (a)	82,506	$ 442
Baidu.com, Inc. sponsored ADR (a)	5,084	490
Cornerstone OnDemand, Inc. (a)	12,470	350
Demandware, Inc.	17,069	468
eBay, Inc. (a)	36,314	1,918
ExactTarget, Inc.	25,576	527
Facebook, Inc. Class A	47,471	1,329
Google, Inc. Class A (a)	17,932	12,523
Mail.ru Group Ltd. GDR (Reg. S)	29,100	960
QuinStreet, Inc. (a)	71,838	449
Velti PLC (a)(e)	98,250	335
VeriSign, Inc. (a)	18,769	641
		20,432
IT Services - 3.7%
Accenture PLC Class A	43,138	2,930
Amdocs Ltd.	30,582	1,023
Cognizant Technology Solutions Corp. Class A (a)	67,398	4,531
EPAM Systems, Inc.	53,200	1,094
ExlService Holdings, Inc. (a)	38,355	1,030
Fidelity National Information Services, Inc.	57,948	2,092
Fiserv, Inc. (a)	28,961	2,230
Global Payments, Inc.	20,107	883
Heartland Payment Systems, Inc.	12,948	384
MasterCard, Inc. Class A	4,642	2,268
Sapient Corp. (a)	80,071	848
ServiceSource International, Inc. (a)	113,311	581
Total System Services, Inc.	3,800	83
Unisys Corp. (a)	135,313	2,338
Virtusa Corp. (a)	39,343	616
Visa, Inc. Class A	58,971	8,829
		31,760
Office Electronics - 0.3%
Xerox Corp.	339,980	2,315
Semiconductors & Semiconductor Equipment - 3.8%
Altera Corp.	21,700	703
Analog Devices, Inc.	49,500	2,010
Applied Micro Circuits Corp. (a)	38,200	261
ASML Holding NV	92,213	5,770
Avago Technologies Ltd.	50,805	1,783
Cirrus Logic, Inc. (a)	68,825	2,156
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cymer, Inc. (a)	19,250	$ 1,688
Freescale Semiconductor Holdings I Ltd. (a)	208,516	1,931
LTX-Credence Corp. (a)	307,830	1,748
MagnaChip Semiconductor Corp. (a)	40,839	515
Maxim Integrated Products, Inc.	75,292	2,198
Monolithic Power Systems, Inc. (a)	41,345	875
NXP Semiconductors NV (a)	124,656	3,052
RF Micro Devices, Inc. (a)	377,345	1,630
Samsung Electronics Co. Ltd.	2,621	3,404
Skyworks Solutions, Inc. (a)	124,111	2,811
		32,535
Software - 2.3%
Activision Blizzard, Inc.	34,098	390
Adobe Systems, Inc. (a)	17,638	610
Autodesk, Inc. (a)	28,245	936
Check Point Software Technologies Ltd. (a)	40,130	1,853
Citrix Systems, Inc. (a)	44,361	2,713
Comverse Technology, Inc. (a)	427,777	1,523
Comverse, Inc. (a)	42,777	1,231
Electronic Arts, Inc. (a)	94,911	1,406
Informatica Corp. (a)	18,700	502
Jive Software, Inc.	8,953	129
Nuance Communications, Inc. (a)	48,627	1,081
Oracle Corp.	113,381	3,640
Progress Software Corp. (a)	6,000	121
Sourcefire, Inc. (a)	4,224	208
Symantec Corp. (a)	52,368	982
VMware, Inc. Class A (a)	13,400	1,219
Workday, Inc.	12,600	631
		19,175
TOTAL INFORMATION TECHNOLOGY		171,061
MATERIALS - 4.5%
Chemicals - 1.8%
Albemarle Corp.	14,800	885
Ashland, Inc.	18,313	1,299
Cabot Corp.	4,700	177
Clariant AG (Reg.)	126,097	1,520
Eastman Chemical Co.	5,200	316
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Innospec, Inc.	15,599	$ 497
LyondellBasell Industries NV Class A	19,696	979
Monsanto Co.	15,280	1,399
PetroLogistics LP	120,106	1,408
Praxair, Inc.	4,700	504
Spartech Corp. (a)	128,027	1,137
W.R. Grace & Co. (a)	80,518	5,272
		15,393
Construction Materials - 0.2%
HeidelbergCement Finance AG	12,797	695
Lafarge SA (Bearer)	8,600	500
Martin Marietta Materials, Inc.	900	81
Vulcan Materials Co.	2,600	137
		1,413
Containers & Packaging - 0.2%
Nampak Ltd.	304,528	1,057
Rock-Tenn Co. Class A	15,404	1,002
		2,059
Metals & Mining - 2.3%
Agnico-Eagle Mines Ltd. (Canada)	20,500	1,143
Commercial Metals Co.	141,491	1,917
Copper Mountain Mining Corp. (a)	51,300	194
Endeavour Mining Corp. (a)	109,077	231
First Quantum Minerals Ltd.	33,700	692
Freeport-McMoRan Copper & Gold, Inc.	51,821	2,022
Goldcorp, Inc.	42,100	1,641
Iluka Resources Ltd.	52,223	449
Ivanplats Ltd. (f)	78,300	370
Ivanplats Ltd. Class A (g)	668,008	2,839
Newcrest Mining Ltd.	35,306	945
Randgold Resources Ltd. sponsored ADR	29,900	3,210
Reliance Steel & Aluminum Co.	8,627	487
Turquoise Hill Resources Ltd. (a)	391,093	2,945
		19,085
Paper & Forest Products - 0.0%
International Paper Co.	2,600	97
TOTAL MATERIALS		38,047
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc.	66,459	$ 2,581
Frontier Communications Corp. (e)	122,336	588
PT Telkomunikasi Indonesia Tbk sponsored ADR	29,719	1,131
		4,300
Wireless Telecommunication Services - 0.5%
Crown Castle International Corp. (a)	2,000	135
SBA Communications Corp. Class A (a)	57,097	3,929
		4,064
TOTAL TELECOMMUNICATION SERVICES		8,364
UTILITIES - 2.8%
Electric Utilities - 1.4%
Edison International	45,307	2,061
ITC Holdings Corp.	17,700	1,390
NextEra Energy, Inc.	59,990	4,122
Northeast Utilities	81,896	3,173
OGE Energy Corp.	4,757	272
Pinnacle West Capital Corp.	8,556	440
		11,458
Gas Utilities - 0.1%
Atmos Energy Corp.	11,643	408
ONEOK, Inc.	18,828	845
		1,253
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	292,674	3,123
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	29,021	573
CMS Energy Corp.	17,517	428
PG&E Corp.	77,916	3,191
Sempra Energy	49,477	3,385
		7,577
TOTAL UTILITIES		23,411
TOTAL COMMON STOCKS (Cost $769,499)		837,238
Convertible Preferred Stocks - 0.1%
	Shares	Value (000s)
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
KaloBios Pharmaceuticals, Inc. Series E (g)	153,000	$ 520
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. Series A, 6.25%	9,500	506
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,159)		1,026
Convertible Bonds - 0.4%
	Principal Amount (000s)
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Cal Dive International, Inc. 5% 7/15/17 (f)	$ 420	393
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (g)	791	553
TOTAL ENERGY		946
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(f)	1,875	642
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Exelixis, Inc. 4.25% 8/15/19	1,070	1,133
INDUSTRIALS - 0.1%
Building Products - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (g)	398	398
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)	380	363
TOTAL CONVERTIBLE BONDS (Cost $3,729)		3,482
Money Market Funds - 1.8%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	5,719,069	$ 5,719
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	9,195,461	9,195
TOTAL MONEY MARKET FUNDS (Cost $14,914)		14,914
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $789,301)		856,660
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(9,350)
NET ASSETS - 100%		$ 847,310
* Amount represents less than $1,000
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,132,000 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,310,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 3% 2/27/17	2/27/12	$ 791
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 398
Ivanplats Ltd. Class A	10/23/12	$ 3,235
KaloBios Pharmaceuticals, Inc. Series E	5/2/12	$ 520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11
Fidelity Securities Lending Cash Central Fund	346
Total	$ 357
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 102,926	$ 102,151	$ 775	$ -
Consumer Staples	82,604	79,413	3,191	-
Energy	91,683	91,683	-	-
Financials	111,628	110,163	1,465	-
Health Care	104,209	100,753	2,936	520
Industrials	103,825	103,565	260	-
Information Technology	171,567	171,567	-	-
Materials	38,047	35,208	2,839	-
Telecommunication Services	8,364	8,364	-	-
Utilities	23,411	23,411	-	-
Corporate Bonds	3,482	-	3,084	398
Money Market Funds	14,914	14,914	-	-
Total Investments in Securities:	$ 856,660	$ 841,192	$ 14,550	$ 918
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	82.4%
Canada	3.1%
United Kingdom	2.2%
Netherlands	1.8%
Ireland	1.3%
Bermuda	1.3%
Switzerland	1.0%
Others (Individually Less Than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $8,878) - See accompanying schedule: Unaffiliated issuers (cost $774,387)	$ 841,746
Fidelity Central Funds (cost $14,914)	14,914
Total Investments (cost $789,301)		$ 856,660
Foreign currency held at value (cost $418)		418
Receivable for investments sold		4,943
Receivable for fund shares sold		443
Dividends receivable		1,394
Interest receivable		91
Distributions receivable from Fidelity Central Funds		17
Prepaid expenses		3
Other receivables		7
Total assets		863,976

Liabilities
Payable for investments purchased	$ 4,676
Payable for fund shares redeemed	1,846
Accrued management fee	372
Distribution and service plan fees payable	301
Other affiliated payables	198
Other payables and accrued expenses	78
Collateral on securities loaned, at value	9,195
Total liabilities		16,666

Net Assets		$ 847,310
Net Assets consist of:
Paid in capital		$ 878,288
Undistributed net investment income		2,813
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(101,146)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,355
Net Assets		$ 847,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($300,750 ÷ 22,568 shares)	$ 13.33

Maximum offering price per share (100/94.25 of $13.33)	$ 14.14
Class T: Net Asset Value and redemption price per share ($304,060 ÷ 22,926 shares)	$ 13.26

Maximum offering price per share (100/96.50 of $13.26)	$ 13.74
Class B: Net Asset Value and offering price per share ($16,577 ÷ 1,293 shares)A	$ 12.82

Class C: Net Asset Value and offering price per share ($123,318 ÷ 9,641 shares)A	$ 12.79

Institutional Class: Net Asset Value, offering price and redemption price per share ($102,605 ÷ 7,403 shares)	$ 13.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 14,133
Interest		334
Income from Fidelity Central Funds		357
Total income		14,824

Expenses
Management fee Basic fee	$ 4,766
Performance adjustment	432
Transfer agent fees	2,151
Distribution and service plan fees	3,747
Accounting and security lending fees	295
Custodian fees and expenses	178
Independent trustees' compensation	6
Registration fees	86
Audit	64
Legal	6
Miscellaneous	9
Total expenses before reductions	11,740
Expense reductions	(32)	11,708
Net investment income (loss)		3,116
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,298
Foreign currency transactions	(14)
Total net realized gain (loss)		39,284
Change in net unrealized appreciation (depreciation) on: Investment securities	84,256
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		84,266
Net gain (loss)		123,550
Net increase (decrease) in net assets resulting from operations		$ 126,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,116	$ (232)
Net realized gain (loss)	39,284	82,284
Change in net unrealized appreciation (depreciation)	84,266	(90,807)
Net increase (decrease) in net assets resulting from operations	126,666	(8,755)
Distributions to shareholders from net investment income	-	(110)
Distributions to shareholders from net realized gain	-	(2,730)
Total distributions	-	(2,840)
Share transactions - net increase (decrease)	(97,081)	(21,803)
Total increase (decrease) in net assets	29,585	(33,398)

Net Assets
Beginning of period	817,725	851,123
End of period (including undistributed net investment income of $2,813 and undistributed net investment income of $123, respectively)	$ 847,310	$ 817,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.45	$ 11.58	$ 9.95	$ 6.64	$ 13.75
Income from Investment Operations
Net investment income (loss) C	.07	.02	.03 F	.04	.11
Net realized and unrealized gain (loss)	1.81	(.09)	1.66	3.41	(6.13)
Total from investment operations	1.88	(.07)	1.69	3.45	(6.02)
Distributions from net investment income	-	-	(.02)	(.14)	(.10)
Distributions from net realized gain	-	(.06)	(.05)	-	(.99)
Total distributions	-	(.06)	(.06) H	(.14)	(1.09)
Net asset value, end of period	$ 13.33	$ 11.45	$ 11.58	$ 9.95	$ 6.64
Total Return A,B	16.42%	(.63)%	17.09%	52.97%	(47.51)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.21%	1.36%	1.36%	1.08%	1.08%
Expenses net of fee waivers, if any	1.21%	1.33%	1.25%	1.08%	1.08%
Expenses net of all reductions	1.20%	1.33%	1.24%	1.08%	1.08%
Net investment income (loss)	.53%	.16%	.24% F	.56%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 301	$ 295	$ 285	$ 240	$ 192
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.42	$ 11.55	$ 9.92	$ 6.60	$ 13.67
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	- F,H	.03	.09
Net realized and unrealized gain (loss)	1.80	(.09)	1.67	3.39	(6.11)
Total from investment operations	1.84	(.10)	1.67	3.42	(6.02)
Distributions from net investment income	-	-	-	(.10)	(.06)
Distributions from net realized gain	-	(.03)	(.04)	-	(.99)
Total distributions	-	(.03)	(.04)	(.10)	(1.05)
Net asset value, end of period	$ 13.26	$ 11.42	$ 11.55	$ 9.92	$ 6.60
Total Return A,B	16.11%	(.90)%	16.88%	52.60%	(47.66)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.42%	1.57%	1.57%	1.31%	1.29%
Expenses net of fee waivers, if any	1.42%	1.55%	1.50%	1.31%	1.29%
Expenses net of all reductions	1.42%	1.54%	1.49%	1.30%	1.28%
Net investment income (loss)	.32%	(.06)%	(.01)% F	.34%	.82%
Supplemental Data
Net assets, end of period (in millions)	$ 304	$ 294	$ 322	$ 305	$ 263
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 11.26	$ 9.68	$ 6.42	$ 13.29
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.05) F	(.01)	.03
Net realized and unrealized gain (loss)	1.74	(.08)	1.63	3.31	(5.94)
Total from investment operations	1.71	(.15)	1.58	3.30	(5.91)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	-	-	-	-	(.96)
Total distributions	-	-	-	(.04)	(.96)
Net asset value, end of period	$ 12.82	$ 11.11	$ 11.26	$ 9.68	$ 6.42
Total Return A,B	15.39%	(1.33)%	16.32%	51.61%	(47.88)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.99%	2.14%	2.13%	1.81%	1.85%
Expenses net of fee waivers, if any	1.99%	2.09%	2.00%	1.81%	1.85%
Expenses net of all reductions	1.99%	2.09%	2.00%	1.80%	1.85%
Net investment income (loss)	(.25)%	(.61)%	(.51)% F	(.17)%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 22	$ 43	$ 69	$ 75
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 11.22	$ 9.65	$ 6.41	$ 13.30
Income from Investment Operations
Net investment income (loss) C	(.02)	(.07)	(.05) F	(.01)	.03
Net realized and unrealized gain (loss)	1.74	(.08)	1.62	3.30	(5.94)
Total from investment operations	1.72	(.15)	1.57	3.29	(5.91)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	- H	-	(.98)
Total distributions	-	-	- H	(.05)	(.98)
Net asset value, end of period	$ 12.79	$ 11.07	$ 11.22	$ 9.65	$ 6.41
Total Return A,B	15.54%	(1.34)%	16.31%	51.79%	(47.93)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.94%	2.08%	2.08%	1.81%	1.82%
Expenses net of fee waivers, if any	1.94%	2.06%	2.00%	1.81%	1.82%
Expenses net of all reductions	1.93%	2.05%	1.99%	1.81%	1.81%
Net investment income (loss)	(.20)%	(.57)%	(.51)% F	(.17)%	.29%
Supplemental Data
Net assets, end of period (in millions)	$ 123	$ 124	$ 129	$ 125	$ 103
Portfolio turnover rate E	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.88	$ 12.00	$ 10.31	$ 6.73	$ 13.92
Income from Investment Operations
Net investment income (loss) B	.11	.06	.05 E	.08	.15
Net realized and unrealized gain (loss)	1.87	(.09)	1.74	3.52	(6.21)
Total from investment operations	1.98	(.03)	1.79	3.60	(6.06)
Distributions from net investment income	-	(.02)	(.06)	(.02)	(.14)
Distributions from net realized gain	-	(.07)	(.04)	-	(.99)
Total distributions	-	(.09)	(.10)	(.02)	(1.13)
Net asset value, end of period	$ 13.86	$ 11.88	$ 12.00	$ 10.31	$ 6.73
Total Return A	16.67%	(.33)%	17.47%	53.57%	(47.34)%
Ratios to Average Net Assets C,F
Expenses before reductions	.91%	1.04%	1.03%	.70%	.76%
Expenses net of fee waivers, if any	.91%	1.03%	1.00%	.70%	.76%
Expenses net of all reductions	.90%	1.02%	.99%	.69%	.75%
Net investment income (loss)	.83%	.46%	.49% E	.94%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 103	$ 83	$ 73	$ 66	$ 55
Portfolio turnover rate D	64%	68%	80%	88%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

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3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 125,303
Gross unrealized depreciation	(63,919)
Net unrealized appreciation (depreciation) on securities and other investments	$ 61,384

Tax Cost	$ 795,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,643
Capital loss carryforward	$ (95,001)
Net unrealized appreciation (depreciation)	$ 61,380

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration 2017	$ (95,001)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ -	$ 2,840

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $543,412 and $639,194, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 775	$ 15
Class T	.25%	.25%	1,530	8
Class B	.75%	.25%	194	146
Class C	.75%	.25%	1,248	93
			$ 3,747	$ 262

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 70
Class T	18
Class B*	26
Class C*	7
$ 121

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 844.27
Class T	722.24
Class B	59.30
Class C	315.25
Institutional Class	211.22
	$ 2,151

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

7. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $120. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $346, including $23 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Institutional Class	$ -	$ 110
From net realized gain
Class A	$ -	$ 1,539
Class T	-	774
Institutional Class	-	417
Total	$ -	$ 2,730

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	4,097	7,009	$ 51,727	$ 87,683
Reinvestment of distributions	-	109	-	1,348
Shares redeemed	(7,320)	(5,922)	(93,009)	(72,839)
Net increase (decrease)	(3,223)	1,196	$ (41,282)	$ 16,192
Class T
Shares sold	4,903	6,502	$ 61,627	$ 80,658
Reinvestment of distributions	-	60	-	745
Shares redeemed	(7,690)	(8,712)	(96,565)	(107,195)
Net increase (decrease)	(2,787)	(2,150)	$ (34,938)	$ (25,792)
Class B
Shares sold	64	151	$ 775	$ 1,821
Shares redeemed	(764)	(1,939)	(9,292)	(23,825)
Net increase (decrease)	(700)	(1,788)	$ (8,517)	$ (22,004)
Class C
Shares sold	1,124	2,691	$ 13,734	$ 33,189
Shares redeemed	(2,672)	(2,976)	(32,129)	(34,952)
Net increase (decrease)	(1,548)	(285)	$ (18,395)	$ (1,763)
Institutional Class
Shares sold	2,225	5,165	$ 29,308	$ 67,680
Reinvestment of distributions	-	36	-	463
Shares redeemed	(1,777)	(4,338)	(23,257)	(56,579)
Net increase (decrease)	448	863	$ 6,051	$ 11,564

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADGFI-UANN-0113
1.786676.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value Strategies

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.26%	0.32%	7.60%
Class T (incl. 3.50% sales charge)	17.80%	0.61%	7.65%
Class B (incl. contingent deferred sales charge) A	16.42%	0.42%	7.64%
Class C (incl. contingent deferred sales charge) B	20.41%	0.76%	7.41%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity Advisor® Value Strategies Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 22.29%, 22.08%, 21.42% and 21.41%, respectively (excluding sales charges), significantly outperforming the 16.90% gain of the Russell Midcap® Value index. Strong stock picking was the main driver of performance, particularly in the materials and consumer discretionary sectors. Overweighting the latter also boosted results. Top individual contributors included chemicals companies LyondellBasell Industries, PPG Industries and Solutia, homebuilders PulteGroup and Standard Pacific, drink maker Cott, and consumer electronics giant Apple. On the down side, positioning in telecommunication services hurt, as did underweighting the strong-performing financials group, although the latter was offset somewhat by stock selection there. Among the main individual detractors were electronics components manufacturer Marvell Technology Group, global power company AES and Cabot Oil & Gas. Several of the stocks I've mentioned were not part of the index, and some were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.09%
Actual		$ 1,000.00	$ 1,138.50	$ 5.83
Hypothetical A		$ 1,000.00	$ 1,019.55	$ 5.50
Class T	1.26%
Actual		$ 1,000.00	$ 1,137.70	$ 6.73
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.36
Class B	1.83%
Actual		$ 1,000.00	$ 1,134.30	$ 9.76
Hypothetical A		$ 1,000.00	$ 1,015.85	$ 9.22
Class C	1.84%
Actual		$ 1,000.00	$ 1,134.40	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.80	$ 9.27
Fidelity Value Strategies Fund	.79%
Actual		$ 1,000.00	$ 1,140.30	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.05	$ 3.99
Fidelity Value Strategies Fund Class K	.62%
Actual		$ 1,000.00	$ 1,141.50	$ 3.32
Hypothetical A		$ 1,000.00	$ 1,021.90	$ 3.13
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,140.30	$ 4.17
Hypothetical A		$ 1,000.00	$ 1,021.10	$ 3.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.7	6.7
Cott Corp.	5.5	5.7
Sanofi SA sponsored ADR	2.9	1.5
AFLAC, Inc.	2.8	2.2
U.S. Bancorp	2.6	1.6
GameStop Corp. Class A	2.3	2.0
Target Corp.	2.2	2.9
PPG Industries, Inc.	2.1	2.7
The AES Corp.	1.7	2.3
Lincoln National Corp.	1.7	1.6
	30.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.8	21.0
Health Care	12.4	8.7
Materials	12.0	13.8
Financials	9.4	10.2
Consumer Staples	7.9	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 89.9%		Stocks 93.8%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 10.0%		Short-Term Investments and Net Other Assets (Liabilities) 6.0%
* Foreign investments	20.9%	** Foreign investments	21.3%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.7%
Auto Components - 2.2%
Delphi Automotive PLC	473,977	$ 16,110
TRW Automotive Holdings Corp. (a)	153,100	7,753
		23,863
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	3,227
General Motors Co. (a)	190,200	4,922
Volkswagen AG	18,856	3,835
		11,984
Diversified Consumer Services - 1.0%
Service Corp. International	744,250	10,367
Hotels, Restaurants & Leisure - 2.5%
Ameristar Casinos, Inc.	192,820	3,837
Cedar Fair LP (depository unit)	231,920	7,660
DineEquity, Inc. (a)	86,934	5,481
Wyndham Worldwide Corp.	203,867	10,008
		26,986
Household Durables - 4.9%
Garmin Ltd. (d)	239,000	9,295
KB Home	243,794	3,501
Lennar Corp. Class A (d)	212,200	8,072
PulteGroup, Inc. (a)	759,504	12,767
Ryland Group, Inc.	151,400	5,064
Standard Pacific Corp. (a)(d)	2,058,150	13,790
		52,489
Leisure Equipment & Products - 1.0%
Hasbro, Inc. (d)	272,197	10,469
Media - 2.0%
Omnicom Group, Inc.	125,512	6,243
Regal Entertainment Group Class A (d)	379,300	5,909
Valassis Communications, Inc. (a)(d)	349,089	9,069
		21,221
Multiline Retail - 3.3%
Target Corp.	381,409	24,078
The Bon-Ton Stores, Inc. (d)(e)	951,820	11,279
		35,357
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.7%
Asbury Automotive Group, Inc. (a)	483,141	$ 14,586
GameStop Corp. Class A (d)	958,013	25,148
		39,734
TOTAL CONSUMER DISCRETIONARY		232,470
CONSUMER STAPLES - 7.9%
Beverages - 5.5%
Cott Corp. (e)	6,920,243	59,355
Food Products - 1.9%
Bunge Ltd.	54,100	3,958
Calavo Growers, Inc. (d)	232,028	5,583
ConAgra Foods, Inc.	142,700	4,261
SunOpta, Inc. (a)	1,029,085	6,421
		20,223
Personal Products - 0.5%
Nu Skin Enterprises, Inc. Class A (d)	107,300	4,871
TOTAL CONSUMER STAPLES		84,449
ENERGY - 4.0%
Energy Equipment & Services - 0.6%
Halliburton Co.	187,200	6,243
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	526,700	3,940
Denbury Resources, Inc. (a)	280,580	4,329
HollyFrontier Corp.	159,900	7,248
Marathon Oil Corp.	159,000	4,905
The Williams Companies, Inc.	154,500	5,074
Valero Energy Corp.	333,900	10,772
		36,268
TOTAL ENERGY		42,511
FINANCIALS - 9.4%
Commercial Banks - 3.1%
Regions Financial Corp.	812,863	5,422
U.S. Bancorp	879,484	28,372
		33,794
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 5.6%
AFLAC, Inc.	560,886	$ 29,721
American International Group, Inc. (a)	205,698	6,815
Lincoln National Corp.	731,682	18,073
Unum Group	245,860	5,013
		59,622
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	4,847
Host Hotels & Resorts, Inc.	210,800	3,097
		7,944
TOTAL FINANCIALS		101,360
HEALTH CARE - 12.4%
Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp. (a)	764,800	4,237
C.R. Bard, Inc.	76,900	7,614
Covidien PLC	114,575	6,658
St. Jude Medical, Inc.	472,400	16,194
		34,703
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	8,726
Universal Health Services, Inc. Class B	284,414	12,819
		21,545
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	184,300	7,057
PerkinElmer, Inc.	211,600	6,697
		13,754
Pharmaceuticals - 5.9%
Johnson & Johnson	191,600	13,360
Merck & Co., Inc.	218,900	9,697
Sanofi SA sponsored ADR	705,244	31,468
Zogenix, Inc. (a)	3,171,431	8,373
		62,898
TOTAL HEALTH CARE		132,900
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,650
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Esterline Technologies Corp. (a)	101,822	$ 6,225
Textron, Inc.	223,717	5,255
United Technologies Corp.	49,700	3,981
		26,111
Building Products - 0.6%
Armstrong World Industries, Inc.	77,022	3,890
Owens Corning (a)	73,911	2,556
		6,446
Commercial Services & Supplies - 0.2%
Quad/Graphics, Inc. (d)	151,856	2,460
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	4,433
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	100,460	5,693
Machinery - 2.7%
Blount International, Inc. (a)	292,004	4,167
Deere & Co.	112,300	9,439
Ingersoll-Rand PLC	212,400	10,361
Stanley Black & Decker, Inc.	74,137	5,331
		29,298
TOTAL INDUSTRIALS		74,441
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 0.4%
Cisco Systems, Inc.	215,300	4,071
Computers & Peripherals - 0.3%
SanDisk Corp. (a)	76,493	2,991
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	139,657	5,204
IT Services - 0.9%
Fidelity National Information Services, Inc.	268,430	9,690
Semiconductors & Semiconductor Equipment - 4.2%
Fairchild Semiconductor International, Inc. (a)	320,000	4,269
Intersil Corp. Class A	345,143	2,461
KLA-Tencor Corp.	174,580	7,938
Lam Research Corp. (a)	119,553	4,199
MagnaChip Semiconductor Corp. (a)	676,300	8,521
Micron Technology, Inc. (a)	455,483	2,724
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)	1,214,770	$ 8,054
Spansion, Inc. Class A	641,043	7,513
		45,679
Software - 1.4%
Microsoft Corp.	438,024	11,660
Nuance Communications, Inc. (a)	152,500	3,392
		15,052
TOTAL INFORMATION TECHNOLOGY		82,687
MATERIALS - 12.0%
Chemicals - 11.2%
Ashland, Inc.	86,800	6,156
Innophos Holdings, Inc.	153,933	7,375
LyondellBasell Industries NV Class A	1,457,392	72,479
PPG Industries, Inc.	180,800	22,468
W.R. Grace & Co. (a)	185,728	12,160
		120,638
Metals & Mining - 0.8%
Carpenter Technology Corp.	86,796	4,206
Haynes International, Inc.	18,860	878
Newcrest Mining Ltd.	127,118	3,403
		8,487
TOTAL MATERIALS		129,125
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.7%
CenturyLink, Inc.	194,621	7,559
Level 3 Communications, Inc. (a)	569,139	10,734
		18,293
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	200,423	1,016
TOTAL TELECOMMUNICATION SERVICES		19,309
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 6.1%
Electric Utilities - 1.4%
FirstEnergy Corp.	241,669	$ 10,261
NextEra Energy, Inc.	71,100	4,885
		15,146
Independent Power Producers & Energy Traders - 3.1%
Calpine Corp. (a)	839,263	14,486
The AES Corp.	1,721,200	18,365
		32,851
Multi-Utilities - 1.6%
Alliant Energy Corp.	114,800	5,145
Sempra Energy	183,139	12,530
		17,675
TOTAL UTILITIES		65,672
TOTAL COMMON STOCKS (Cost $804,170)		964,924
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
LodgeNet Entertainment Corp. 10.00% (f) (Cost $2,231)	2,300	93
Nonconvertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Chukchansi Economic Development Authority 9.75% 5/30/20 (f) (Cost $850)	$ 1,081	605
Money Market Funds - 17.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	117,757,783	$ 117,758
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	64,250,620	64,251
TOTAL MONEY MARKET FUNDS (Cost $182,009)		182,009
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $989,260)		1,147,631
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(74,903)
NET ASSETS - 100%		$ 1,072,728
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 79
Fidelity Securities Lending Cash Central Fund	1,234
Total	$ 1,313
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 38,217	$ 5,848	$ -	$ 356	$ 59,355
The Bon-Ton Stores, Inc.	-	7,767	-	111	11,279
Total	$ 38,217	$ 13,615	$ -	$ 467	$ 70,634
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 232,563	$ 232,470	$ 93	$ -
Consumer Staples	84,449	84,449	-	-
Energy	42,511	42,511	-	-
Financials	101,360	101,360	-	-
Health Care	132,900	132,900	-	-
Industrials	74,441	74,441	-	-
Information Technology	82,687	82,687	-	-
Materials	129,125	129,125	-	-
Telecommunication Services	19,309	19,309	-	-
Utilities	65,672	65,672	-	-
Corporate Bonds	605	-	605	-
Money Market Funds	182,009	182,009	-	-
Total Investments in Securities:	$ 1,147,631	$ 1,146,933	$ 698	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	79.1%
Netherlands	6.7%
Canada	6.1%
France	2.9%
Ireland	1.5%
Bailiwick of Jersey	1.5%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $62,446) - See accompanying schedule: Unaffiliated issuers (cost $746,504)	$ 894,988
Fidelity Central Funds (cost $182,009)	182,009
Other affiliated issuers (cost $60,747)	70,634
Total Investments (cost $989,260)		$ 1,147,631
Receivable for fund shares sold		1,853
Dividends receivable		6,023
Interest receivable		18
Distributions receivable from Fidelity Central Funds		286
Prepaid expenses		3
Other receivables		4
Total assets		1,155,818

Liabilities
Payable for investments purchased	$ 16,113
Payable for fund shares redeemed	1,775
Accrued management fee	487
Distribution and service plan fees payable	204
Other affiliated payables	219
Other payables and accrued expenses	41
Collateral on securities loaned, at value	64,251
Total liabilities		83,090

Net Assets		$ 1,072,728
Net Assets consist of:
Paid in capital		$ 1,238,218
Undistributed net investment income		2,549
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(326,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,367
Net Assets		$ 1,072,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($202,583 ÷ 7,333.7 shares)	$ 27.62

Maximum offering price per share (100/94.25 of $27.62)	$ 29.31
Class T: Net Asset Value and redemption price per share ($282,950 ÷ 9,899.5 shares)	$ 28.58

Maximum offering price per share (100/96.50 of $28.58)	$ 29.62
Class B: Net Asset Value and offering price per share ($12,703 ÷ 501.4 shares)A	$ 25.34

Class C: Net Asset Value and offering price per share ($43,180 ÷ 1,723.1 shares)A	$ 25.06

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($396,086 ÷ 12,822.4 shares)	$ 30.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($69,683 ÷ 2,255.9 shares)	$ 30.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($65,543 ÷ 2,220.9 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $467 earned from other affiliated issuers)		$ 7,412
Special dividends		2,685
Interest		211
Income from Fidelity Central Funds (including $1,234 from security lending)		1,313
Total income		11,621

Expenses
Management fee Basic fee	$ 5,368
Performance adjustment	453
Transfer agent fees	2,248
Distribution and service plan fees	2,465
Accounting and security lending fees	336
Custodian fees and expenses	31
Independent trustees' compensation	7
Registration fees	126
Audit	62
Legal	4
Miscellaneous	10
Total expenses before reductions	11,110
Expense reductions	(28)	11,082
Net investment income (loss)		539
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,968
Foreign currency transactions	(16)
Total net realized gain (loss)		42,952
Change in net unrealized appreciation (depreciation) on: Investment securities	147,049
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		147,048
Net gain (loss)		190,000
Net increase (decrease) in net assets resulting from operations		$ 190,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 539	$ 5,739
Net realized gain (loss)	42,952	76,319
Change in net unrealized appreciation (depreciation)	147,048	(78,642)
Net increase (decrease) in net assets resulting from operations	190,539	3,416
Distributions to shareholders from net investment income	(4,679)	(2,204)
Distributions to shareholders from net realized gain	-	(199)
Total distributions	(4,679)	(2,403)
Share transactions - net increase (decrease)	(16,561)	(201,860)
Total increase (decrease) in net assets	169,299	(200,847)

Net Assets
Beginning of period	903,429	1,104,276
End of period (including undistributed net investment income of $2,549 and undistributed net investment income of $4,648, respectively)	$ 1,072,728	$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Income from Investment Operations
Net investment income (loss) C	- F	.13 G	.03 H	.06	.10
Net realized and unrealized gain (loss)	5.03	(.49)	4.32	6.96	(14.37)
Total from investment operations	5.03	(.36)	4.35	7.02	(14.27)
Distributions from net investment income	(.12)	(.03) J	-	(.12)	-
Distributions from net realized gain	-	(.01) J	(.01)	-	(4.53)
Total distributions	(.12)	(.04)	(.01)	(.12)	(4.53)
Net asset value, end of period	$ 27.62	$ 22.71	$ 23.11	$ 18.77	$ 11.87
Total Return A,B	22.29%	(1.57)%	23.16%	59.70%	(54.45)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of fee waivers, if any	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of all reductions	1.21%	1.17%	1.07%	1.02%	1.14%
Net investment income (loss)	-% F	.51% G	.12% H	.39%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 203	$ 190	$ 221	$ 206	$ 139
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Income from Investment Operations
Net investment income (loss) C	(.05) F	.08 G	(.01) H	.03	.06
Net realized and unrealized gain (loss)	5.22	(.50)	4.48	7.21	(14.84)
Total from investment operations	5.17	(.42)	4.47	7.24	(14.78)
Distributions from net investment income	(.07)	-	-	(.05)	-
Distributions from net realized gain	-	-	(.01)	-	(4.45)
Total distributions	(.07)	-	(.01)	(.05)	(4.45)
Net asset value, end of period	$ 28.58	$ 23.48	$ 23.90	$ 19.44	$ 12.25
Total Return A,B	22.08%	(1.76)%	22.98%	59.40%	(54.56)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of fee waivers, if any	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of all reductions	1.38%	1.35%	1.25%	1.22%	1.32%
Net investment income (loss)	(.17)% F	.33% G	(.06)% H	.18%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 274	$ 344	$ 339	$ 253
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.06) G	(.13) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.65	(.44)	4.03	6.50	(13.38)
Total from investment operations	4.47	(.50)	3.90	6.45	(13.44)
Distributions from net realized gain	-	-	(.01)	-	(4.27)
Net asset value, end of period	$ 25.34	$ 20.87	$ 21.37	$ 17.48	$ 11.03
Total Return A,B	21.42%	(2.34)%	22.29%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.97%	1.93%	1.82%	1.77%	1.89%
Net investment income (loss)	(.76)% F	(.25)% G	(.64)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 30	$ 40	$ 47
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Income from Investment Operations
Net investment income (loss) C	(.17) F	(.05) G	(.12) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.59	(.44)	3.97	6.43	(13.24)
Total from investment operations	4.42	(.49)	3.85	6.38	(13.30)
Distributions from net realized gain	-	-	(.01)	-	(4.30)
Net asset value, end of period	$ 25.06	$ 20.64	$ 21.13	$ 17.29	$ 10.91
Total Return A,B	21.41%	(2.32)%	22.25%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.95%	1.92%	1.82%	1.77%	1.89%
Net investment income (loss)	(.75)% F	(.24)% G	(.63)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 40	$ 49	$ 43	$ 32
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Income from Investment Operations
Net investment income (loss) B	.09 E	.22 F	.09 G	.11	.17
Net realized and unrealized gain (loss)	5.62	(.54)	4.83	7.73	(15.97)
Total from investment operations	5.71	(.32)	4.92	7.84	(15.80)
Distributions from net investment income	(.19)	(.10) I	-	(.16)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.59)
Total distributions	(.19)	(.11)	(.01)	(.16)	(4.59)
Net asset value, end of period	$ 30.89	$ 25.37	$ 25.80	$ 20.89	$ 13.21
Total Return A	22.69%	(1.29)%	23.54%	60.05%	(54.35)%
Ratios to Average Net Assets C,H
Expenses before reductions	.89%	.88%	.81%	.78%	.89%
Expenses net of fee waivers, if any	.89%	.88%	.81%	.78%	.89%
Expenses net of all reductions	.89%	.88%	.80%	.77%	.88%
Net investment income (loss)	.31% E	.80% F	.39% G	.64%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 396	$ 284	$ 360	$ 237	$ 122
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2012	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.14 G	.28 H	.15 I	.16	.12
Net realized and unrealized gain (loss)	5.61	(.55)	4.82	7.70	(13.81)
Total from investment operations	5.75	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.24)	(.16) L	-	(.23)	-
Distributions from net realized gain	-	(.01) L	(.01)	-	-
Total distributions	(.24)	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 30.89	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B,C	22.93%	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E,K
Expenses before reductions	.71%	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.71%	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.71%	.68%	.56%	.49%	.64% A
Net investment income (loss)	.50% G	1.00% H	.62% I	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	23%	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

J For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Income from Investment Operations
Net investment income (loss) B	.08 E	.22 F	.10 G	.11	.18
Net realized and unrealized gain (loss)	5.37	(.53)	4.63	7.38	(15.31)
Total from investment operations	5.45	(.31)	4.73	7.49	(15.13)
Distributions from net investment income	(.20)	(.11) I	-	(.19)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.63)
Total distributions	(.20)	(.12)	(.01)	(.19)	(4.63)
Net asset value, end of period	$ 29.51	$ 24.26	$ 24.69	$ 19.97	$ 12.67
Total Return A	22.67%	(1.30)%	23.67%	60.08%	(54.29)%
Ratios to Average Net Assets C,H
Expenses before reductions	.90%	.86%	.74%	.70%	.80%
Expenses net of fee waivers, if any	.90%	.86%	.74%	.70%	.80%
Expenses net of all reductions	.90%	.86%	.73%	.69%	.79%
Net investment income (loss)	.31% E	.82% F	.46% G	.71%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 52	$ 53	$ 48	$ 45
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2011, dividend income has been reduced $7,250 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 198,661
Gross unrealized depreciation	(43,953)
Net unrealized appreciation (depreciation) on securities and other investments	$ 154,708

Tax Cost	$ 992,923

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,541
Capital loss carryforward	$ (322,735)
Net unrealized appreciation (depreciation)	$ 154,704

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (135,603)
2017	(187,132)
Total capital loss carryforward	$ (322,735)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 4,679	$ 2,403

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $213,495 and $311,013, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 499	$ 7
Class T	.25%	.25%	1,395	13
Class B	.75%	.25%	144	109
Class C	.75%	.25%	427	17
			$ 2,465	$ 146

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20
Class T	8
Class B*	19
Class C*	2
$ 49

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 590.30
Class T	607.22
Class B	44.30
Class C	124.29
Fidelity Value Strategies Fund	732.23
Fidelity Value Strategies Fund Class K	30.05
Institutional Class	121.24
	$ 2,248

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $45 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 998	$ 312
Class T	760	-
Fidelity Value Strategies Fund	2,061	1,357
Fidelity Value Strategies Fund Class K	448	299
Institutional Class	412	236
Total	$ 4,679	$ 2,204
From net realized gain
Class A	$ -	$ 69
Fidelity Value Strategies Fund	-	100
Fidelity Value Strategies Fund Class K	-	14
Institutional Class	-	16
Total	$ -	$ 199

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	854	1,335	$ 21,748	$ 33,393
Reinvestment of distributions	42	14	917	352
Shares redeemed	(1,927)	(2,529)	(48,930)	(62,719)
Net increase (decrease)	(1,031)	(1,180)	$ (26,265)	$ (28,974)
Class T
Shares sold	878	1,218	$ 23,229	$ 31,034
Reinvestment of distributions	31	-	697	-
Shares redeemed	(2,697)	(3,935)	(69,951)	(101,504)
Net increase (decrease)	(1,788)	(2,717)	$ (46,025)	$ (70,470)
Class B
Shares sold	5	11	$ 128	$ 241
Reinvestment of distributions	-	-	-	-
Shares redeemed	(292)	(623)	(6,718)	(14,424)
Net increase (decrease)	(287)	(612)	$ (6,590)	$ (14,183)
Class C
Shares sold	217	187	$ 5,049	$ 4,237
Reinvestment of distributions	-	-	-	-
Shares redeemed	(454)	(553)	(10,427)	(12,399)
Net increase (decrease)	(237)	(366)	$ (5,378)	$ (8,162)
Fidelity Value Strategies Fund
Shares sold	5,614	4,278	$ 163,914	$ 112,601
Reinvestment of distributions	81	51	1,967	1,407
Shares redeemed	(4,064)	(7,100)	(114,471)	(193,807)
Net increase (decrease)	1,631	(2,771)	$ 51,410	$ (79,799)
Fidelity Value Strategies Fund Class K
Shares sold	1,339	941	$ 38,174	$ 25,510
Reinvestment of distributions	18	11	448	313
Shares redeemed	(943)	(944)	(26,603)	(26,053)
Net increase (decrease)	414	8	$ 12,019	$ (230)
Institutional Class
Shares sold	903	421	$ 25,700	$ 11,367
Reinvestment of distributions	17	9	392	237
Shares redeemed	(822)	(442)	(21,824)	(11,646)
Net increase (decrease)	98	(12)	$ 4,268	$ (42)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

SO-UANN-0113
1.786701.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	22.67%	1.84%	8.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity Advisor® Value Strategies Fund: For the year, the fund's Institutional Class shares returned 22.67%, significantly outperforming the 16.90% gain of the Russell Midcap® Value index. Strong stock picking was the main driver of performance, particularly in the materials and consumer discretionary sectors. Overweighting the latter also boosted results. Top individual contributors included chemicals companies LyondellBasell Industries, PPG Industries and Solutia, homebuilders PulteGroup and Standard Pacific, drink maker Cott, and consumer electronics giant Apple. On the down side, positioning in telecommunication services hurt as did underweighting the strong-performing financials group, although the latter was offset somewhat by stock selection there. Among the main individual detractors were electronics components manufacturer Marvell Technology Group, global power company AES and Cabot Oil & Gas. Several of the stocks I've mentioned were not part of the index, and some were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.09%
Actual		$ 1,000.00	$ 1,138.50	$ 5.83
Hypothetical A		$ 1,000.00	$ 1,019.55	$ 5.50
Class T	1.26%
Actual		$ 1,000.00	$ 1,137.70	$ 6.73
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.36
Class B	1.83%
Actual		$ 1,000.00	$ 1,134.30	$ 9.76
Hypothetical A		$ 1,000.00	$ 1,015.85	$ 9.22
Class C	1.84%
Actual		$ 1,000.00	$ 1,134.40	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.80	$ 9.27
Fidelity Value Strategies Fund	.79%
Actual		$ 1,000.00	$ 1,140.30	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.05	$ 3.99
Fidelity Value Strategies Fund Class K	.62%
Actual		$ 1,000.00	$ 1,141.50	$ 3.32
Hypothetical A		$ 1,000.00	$ 1,021.90	$ 3.13
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,140.30	$ 4.17
Hypothetical A		$ 1,000.00	$ 1,021.10	$ 3.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.7	6.7
Cott Corp.	5.5	5.7
Sanofi SA sponsored ADR	2.9	1.5
AFLAC, Inc.	2.8	2.2
U.S. Bancorp	2.6	1.6
GameStop Corp. Class A	2.3	2.0
Target Corp.	2.2	2.9
PPG Industries, Inc.	2.1	2.7
The AES Corp.	1.7	2.3
Lincoln National Corp.	1.7	1.6
	30.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.8	21.0
Health Care	12.4	8.7
Materials	12.0	13.8
Financials	9.4	10.2
Consumer Staples	7.9	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 89.9%		Stocks 93.8%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 10.0%		Short-Term Investments and Net Other Assets (Liabilities) 6.0%
* Foreign investments	20.9%	** Foreign investments	21.3%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.7%
Auto Components - 2.2%
Delphi Automotive PLC	473,977	$ 16,110
TRW Automotive Holdings Corp. (a)	153,100	7,753
		23,863
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	3,227
General Motors Co. (a)	190,200	4,922
Volkswagen AG	18,856	3,835
		11,984
Diversified Consumer Services - 1.0%
Service Corp. International	744,250	10,367
Hotels, Restaurants & Leisure - 2.5%
Ameristar Casinos, Inc.	192,820	3,837
Cedar Fair LP (depository unit)	231,920	7,660
DineEquity, Inc. (a)	86,934	5,481
Wyndham Worldwide Corp.	203,867	10,008
		26,986
Household Durables - 4.9%
Garmin Ltd. (d)	239,000	9,295
KB Home	243,794	3,501
Lennar Corp. Class A (d)	212,200	8,072
PulteGroup, Inc. (a)	759,504	12,767
Ryland Group, Inc.	151,400	5,064
Standard Pacific Corp. (a)(d)	2,058,150	13,790
		52,489
Leisure Equipment & Products - 1.0%
Hasbro, Inc. (d)	272,197	10,469
Media - 2.0%
Omnicom Group, Inc.	125,512	6,243
Regal Entertainment Group Class A (d)	379,300	5,909
Valassis Communications, Inc. (a)(d)	349,089	9,069
		21,221
Multiline Retail - 3.3%
Target Corp.	381,409	24,078
The Bon-Ton Stores, Inc. (d)(e)	951,820	11,279
		35,357
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.7%
Asbury Automotive Group, Inc. (a)	483,141	$ 14,586
GameStop Corp. Class A (d)	958,013	25,148
		39,734
TOTAL CONSUMER DISCRETIONARY		232,470
CONSUMER STAPLES - 7.9%
Beverages - 5.5%
Cott Corp. (e)	6,920,243	59,355
Food Products - 1.9%
Bunge Ltd.	54,100	3,958
Calavo Growers, Inc. (d)	232,028	5,583
ConAgra Foods, Inc.	142,700	4,261
SunOpta, Inc. (a)	1,029,085	6,421
		20,223
Personal Products - 0.5%
Nu Skin Enterprises, Inc. Class A (d)	107,300	4,871
TOTAL CONSUMER STAPLES		84,449
ENERGY - 4.0%
Energy Equipment & Services - 0.6%
Halliburton Co.	187,200	6,243
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	526,700	3,940
Denbury Resources, Inc. (a)	280,580	4,329
HollyFrontier Corp.	159,900	7,248
Marathon Oil Corp.	159,000	4,905
The Williams Companies, Inc.	154,500	5,074
Valero Energy Corp.	333,900	10,772
		36,268
TOTAL ENERGY		42,511
FINANCIALS - 9.4%
Commercial Banks - 3.1%
Regions Financial Corp.	812,863	5,422
U.S. Bancorp	879,484	28,372
		33,794
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 5.6%
AFLAC, Inc.	560,886	$ 29,721
American International Group, Inc. (a)	205,698	6,815
Lincoln National Corp.	731,682	18,073
Unum Group	245,860	5,013
		59,622
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	4,847
Host Hotels & Resorts, Inc.	210,800	3,097
		7,944
TOTAL FINANCIALS		101,360
HEALTH CARE - 12.4%
Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp. (a)	764,800	4,237
C.R. Bard, Inc.	76,900	7,614
Covidien PLC	114,575	6,658
St. Jude Medical, Inc.	472,400	16,194
		34,703
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	8,726
Universal Health Services, Inc. Class B	284,414	12,819
		21,545
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	184,300	7,057
PerkinElmer, Inc.	211,600	6,697
		13,754
Pharmaceuticals - 5.9%
Johnson & Johnson	191,600	13,360
Merck & Co., Inc.	218,900	9,697
Sanofi SA sponsored ADR	705,244	31,468
Zogenix, Inc. (a)	3,171,431	8,373
		62,898
TOTAL HEALTH CARE		132,900
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,650
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Esterline Technologies Corp. (a)	101,822	$ 6,225
Textron, Inc.	223,717	5,255
United Technologies Corp.	49,700	3,981
		26,111
Building Products - 0.6%
Armstrong World Industries, Inc.	77,022	3,890
Owens Corning (a)	73,911	2,556
		6,446
Commercial Services & Supplies - 0.2%
Quad/Graphics, Inc. (d)	151,856	2,460
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	4,433
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	100,460	5,693
Machinery - 2.7%
Blount International, Inc. (a)	292,004	4,167
Deere & Co.	112,300	9,439
Ingersoll-Rand PLC	212,400	10,361
Stanley Black & Decker, Inc.	74,137	5,331
		29,298
TOTAL INDUSTRIALS		74,441
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 0.4%
Cisco Systems, Inc.	215,300	4,071
Computers & Peripherals - 0.3%
SanDisk Corp. (a)	76,493	2,991
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	139,657	5,204
IT Services - 0.9%
Fidelity National Information Services, Inc.	268,430	9,690
Semiconductors & Semiconductor Equipment - 4.2%
Fairchild Semiconductor International, Inc. (a)	320,000	4,269
Intersil Corp. Class A	345,143	2,461
KLA-Tencor Corp.	174,580	7,938
Lam Research Corp. (a)	119,553	4,199
MagnaChip Semiconductor Corp. (a)	676,300	8,521
Micron Technology, Inc. (a)	455,483	2,724
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)	1,214,770	$ 8,054
Spansion, Inc. Class A	641,043	7,513
		45,679
Software - 1.4%
Microsoft Corp.	438,024	11,660
Nuance Communications, Inc. (a)	152,500	3,392
		15,052
TOTAL INFORMATION TECHNOLOGY		82,687
MATERIALS - 12.0%
Chemicals - 11.2%
Ashland, Inc.	86,800	6,156
Innophos Holdings, Inc.	153,933	7,375
LyondellBasell Industries NV Class A	1,457,392	72,479
PPG Industries, Inc.	180,800	22,468
W.R. Grace & Co. (a)	185,728	12,160
		120,638
Metals & Mining - 0.8%
Carpenter Technology Corp.	86,796	4,206
Haynes International, Inc.	18,860	878
Newcrest Mining Ltd.	127,118	3,403
		8,487
TOTAL MATERIALS		129,125
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.7%
CenturyLink, Inc.	194,621	7,559
Level 3 Communications, Inc. (a)	569,139	10,734
		18,293
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	200,423	1,016
TOTAL TELECOMMUNICATION SERVICES		19,309
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 6.1%
Electric Utilities - 1.4%
FirstEnergy Corp.	241,669	$ 10,261
NextEra Energy, Inc.	71,100	4,885
		15,146
Independent Power Producers & Energy Traders - 3.1%
Calpine Corp. (a)	839,263	14,486
The AES Corp.	1,721,200	18,365
		32,851
Multi-Utilities - 1.6%
Alliant Energy Corp.	114,800	5,145
Sempra Energy	183,139	12,530
		17,675
TOTAL UTILITIES		65,672
TOTAL COMMON STOCKS (Cost $804,170)		964,924
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
LodgeNet Entertainment Corp. 10.00% (f) (Cost $2,231)	2,300	93
Nonconvertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Chukchansi Economic Development Authority 9.75% 5/30/20 (f) (Cost $850)	$ 1,081	605
Money Market Funds - 17.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	117,757,783	$ 117,758
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	64,250,620	64,251
TOTAL MONEY MARKET FUNDS (Cost $182,009)		182,009
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $989,260)		1,147,631
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(74,903)
NET ASSETS - 100%		$ 1,072,728
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 79
Fidelity Securities Lending Cash Central Fund	1,234
Total	$ 1,313
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 38,217	$ 5,848	$ -	$ 356	$ 59,355
The Bon-Ton Stores, Inc.	-	7,767	-	111	11,279
Total	$ 38,217	$ 13,615	$ -	$ 467	$ 70,634
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 232,563	$ 232,470	$ 93	$ -
Consumer Staples	84,449	84,449	-	-
Energy	42,511	42,511	-	-
Financials	101,360	101,360	-	-
Health Care	132,900	132,900	-	-
Industrials	74,441	74,441	-	-
Information Technology	82,687	82,687	-	-
Materials	129,125	129,125	-	-
Telecommunication Services	19,309	19,309	-	-
Utilities	65,672	65,672	-	-
Corporate Bonds	605	-	605	-
Money Market Funds	182,009	182,009	-	-
Total Investments in Securities:	$ 1,147,631	$ 1,146,933	$ 698	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	79.1%
Netherlands	6.7%
Canada	6.1%
France	2.9%
Ireland	1.5%
Bailiwick of Jersey	1.5%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $62,446) - See accompanying schedule: Unaffiliated issuers (cost $746,504)	$ 894,988
Fidelity Central Funds (cost $182,009)	182,009
Other affiliated issuers (cost $60,747)	70,634
Total Investments (cost $989,260)		$ 1,147,631
Receivable for fund shares sold		1,853
Dividends receivable		6,023
Interest receivable		18
Distributions receivable from Fidelity Central Funds		286
Prepaid expenses		3
Other receivables		4
Total assets		1,155,818

Liabilities
Payable for investments purchased	$ 16,113
Payable for fund shares redeemed	1,775
Accrued management fee	487
Distribution and service plan fees payable	204
Other affiliated payables	219
Other payables and accrued expenses	41
Collateral on securities loaned, at value	64,251
Total liabilities		83,090

Net Assets		$ 1,072,728
Net Assets consist of:
Paid in capital		$ 1,238,218
Undistributed net investment income		2,549
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(326,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,367
Net Assets		$ 1,072,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($202,583 ÷ 7,333.7 shares)	$ 27.62

Maximum offering price per share (100/94.25 of $27.62)	$ 29.31
Class T: Net Asset Value and redemption price per share ($282,950 ÷ 9,899.5 shares)	$ 28.58

Maximum offering price per share (100/96.50 of $28.58)	$ 29.62
Class B: Net Asset Value and offering price per share ($12,703 ÷ 501.4 shares)A	$ 25.34

Class C: Net Asset Value and offering price per share ($43,180 ÷ 1,723.1 shares)A	$ 25.06

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($396,086 ÷ 12,822.4 shares)	$ 30.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($69,683 ÷ 2,255.9 shares)	$ 30.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($65,543 ÷ 2,220.9 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $467 earned from other affiliated issuers)		$ 7,412
Special dividends		2,685
Interest		211
Income from Fidelity Central Funds (including $1,234 from security lending)		1,313
Total income		11,621

Expenses
Management fee Basic fee	$ 5,368
Performance adjustment	453
Transfer agent fees	2,248
Distribution and service plan fees	2,465
Accounting and security lending fees	336
Custodian fees and expenses	31
Independent trustees' compensation	7
Registration fees	126
Audit	62
Legal	4
Miscellaneous	10
Total expenses before reductions	11,110
Expense reductions	(28)	11,082
Net investment income (loss)		539
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,968
Foreign currency transactions	(16)
Total net realized gain (loss)		42,952
Change in net unrealized appreciation (depreciation) on: Investment securities	147,049
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		147,048
Net gain (loss)		190,000
Net increase (decrease) in net assets resulting from operations		$ 190,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 539	$ 5,739
Net realized gain (loss)	42,952	76,319
Change in net unrealized appreciation (depreciation)	147,048	(78,642)
Net increase (decrease) in net assets resulting from operations	190,539	3,416
Distributions to shareholders from net investment income	(4,679)	(2,204)
Distributions to shareholders from net realized gain	-	(199)
Total distributions	(4,679)	(2,403)
Share transactions - net increase (decrease)	(16,561)	(201,860)
Total increase (decrease) in net assets	169,299	(200,847)

Net Assets
Beginning of period	903,429	1,104,276
End of period (including undistributed net investment income of $2,549 and undistributed net investment income of $4,648, respectively)	$ 1,072,728	$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Income from Investment Operations
Net investment income (loss) C	- F	.13 G	.03 H	.06	.10
Net realized and unrealized gain (loss)	5.03	(.49)	4.32	6.96	(14.37)
Total from investment operations	5.03	(.36)	4.35	7.02	(14.27)
Distributions from net investment income	(.12)	(.03) J	-	(.12)	-
Distributions from net realized gain	-	(.01) J	(.01)	-	(4.53)
Total distributions	(.12)	(.04)	(.01)	(.12)	(4.53)
Net asset value, end of period	$ 27.62	$ 22.71	$ 23.11	$ 18.77	$ 11.87
Total Return A,B	22.29%	(1.57)%	23.16%	59.70%	(54.45)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of fee waivers, if any	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of all reductions	1.21%	1.17%	1.07%	1.02%	1.14%
Net investment income (loss)	-% F	.51% G	.12% H	.39%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 203	$ 190	$ 221	$ 206	$ 139
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Income from Investment Operations
Net investment income (loss) C	(.05) F	.08 G	(.01) H	.03	.06
Net realized and unrealized gain (loss)	5.22	(.50)	4.48	7.21	(14.84)
Total from investment operations	5.17	(.42)	4.47	7.24	(14.78)
Distributions from net investment income	(.07)	-	-	(.05)	-
Distributions from net realized gain	-	-	(.01)	-	(4.45)
Total distributions	(.07)	-	(.01)	(.05)	(4.45)
Net asset value, end of period	$ 28.58	$ 23.48	$ 23.90	$ 19.44	$ 12.25
Total Return A,B	22.08%	(1.76)%	22.98%	59.40%	(54.56)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of fee waivers, if any	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of all reductions	1.38%	1.35%	1.25%	1.22%	1.32%
Net investment income (loss)	(.17)% F	.33% G	(.06)% H	.18%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 274	$ 344	$ 339	$ 253
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.06) G	(.13) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.65	(.44)	4.03	6.50	(13.38)
Total from investment operations	4.47	(.50)	3.90	6.45	(13.44)
Distributions from net realized gain	-	-	(.01)	-	(4.27)
Net asset value, end of period	$ 25.34	$ 20.87	$ 21.37	$ 17.48	$ 11.03
Total Return A,B	21.42%	(2.34)%	22.29%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.97%	1.93%	1.82%	1.77%	1.89%
Net investment income (loss)	(.76)% F	(.25)% G	(.64)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 30	$ 40	$ 47
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Income from Investment Operations
Net investment income (loss) C	(.17) F	(.05) G	(.12) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.59	(.44)	3.97	6.43	(13.24)
Total from investment operations	4.42	(.49)	3.85	6.38	(13.30)
Distributions from net realized gain	-	-	(.01)	-	(4.30)
Net asset value, end of period	$ 25.06	$ 20.64	$ 21.13	$ 17.29	$ 10.91
Total Return A,B	21.41%	(2.32)%	22.25%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.95%	1.92%	1.82%	1.77%	1.89%
Net investment income (loss)	(.75)% F	(.24)% G	(.63)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 40	$ 49	$ 43	$ 32
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Income from Investment Operations
Net investment income (loss) B	.09 E	.22 F	.09 G	.11	.17
Net realized and unrealized gain (loss)	5.62	(.54)	4.83	7.73	(15.97)
Total from investment operations	5.71	(.32)	4.92	7.84	(15.80)
Distributions from net investment income	(.19)	(.10) I	-	(.16)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.59)
Total distributions	(.19)	(.11)	(.01)	(.16)	(4.59)
Net asset value, end of period	$ 30.89	$ 25.37	$ 25.80	$ 20.89	$ 13.21
Total Return A	22.69%	(1.29)%	23.54%	60.05%	(54.35)%
Ratios to Average Net Assets C,H
Expenses before reductions	.89%	.88%	.81%	.78%	.89%
Expenses net of fee waivers, if any	.89%	.88%	.81%	.78%	.89%
Expenses net of all reductions	.89%	.88%	.80%	.77%	.88%
Net investment income (loss)	.31% E	.80% F	.39% G	.64%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 396	$ 284	$ 360	$ 237	$ 122
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2012	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.14 G	.28 H	.15 I	.16	.12
Net realized and unrealized gain (loss)	5.61	(.55)	4.82	7.70	(13.81)
Total from investment operations	5.75	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.24)	(.16) L	-	(.23)	-
Distributions from net realized gain	-	(.01) L	(.01)	-	-
Total distributions	(.24)	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 30.89	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B,C	22.93%	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E,K
Expenses before reductions	.71%	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.71%	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.71%	.68%	.56%	.49%	.64% A
Net investment income (loss)	.50% G	1.00% H	.62% I	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	23%	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

J For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Income from Investment Operations
Net investment income (loss) B	.08 E	.22 F	.10 G	.11	.18
Net realized and unrealized gain (loss)	5.37	(.53)	4.63	7.38	(15.31)
Total from investment operations	5.45	(.31)	4.73	7.49	(15.13)
Distributions from net investment income	(.20)	(.11) I	-	(.19)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.63)
Total distributions	(.20)	(.12)	(.01)	(.19)	(4.63)
Net asset value, end of period	$ 29.51	$ 24.26	$ 24.69	$ 19.97	$ 12.67
Total Return A	22.67%	(1.30)%	23.67%	60.08%	(54.29)%
Ratios to Average Net Assets C,H
Expenses before reductions	.90%	.86%	.74%	.70%	.80%
Expenses net of fee waivers, if any	.90%	.86%	.74%	.70%	.80%
Expenses net of all reductions	.90%	.86%	.73%	.69%	.79%
Net investment income (loss)	.31% E	.82% F	.46% G	.71%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 52	$ 53	$ 48	$ 45
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2011, dividend income has been reduced $7,250 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 198,661
Gross unrealized depreciation	(43,953)
Net unrealized appreciation (depreciation) on securities and other investments	$ 154,708

Tax Cost	$ 992,923

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,541
Capital loss carryforward	$ (322,735)
Net unrealized appreciation (depreciation)	$ 154,704

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (135,603)
2017	(187,132)
Total capital loss carryforward	$ (322,735)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 4,679	$ 2,403

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $213,495 and $311,013, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 499	$ 7
Class T	.25%	.25%	1,395	13
Class B	.75%	.25%	144	109
Class C	.75%	.25%	427	17
			$ 2,465	$ 146

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20
Class T	8
Class B*	19
Class C*	2
$ 49

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 590.30
Class T	607.22
Class B	44.30
Class C	124.29
Fidelity Value Strategies Fund	732.23
Fidelity Value Strategies Fund Class K	30.05
Institutional Class	121.24
	$ 2,248

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $45 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 998	$ 312
Class T	760	-
Fidelity Value Strategies Fund	2,061	1,357
Fidelity Value Strategies Fund Class K	448	299
Institutional Class	412	236
Total	$ 4,679	$ 2,204
From net realized gain
Class A	$ -	$ 69
Fidelity Value Strategies Fund	-	100
Fidelity Value Strategies Fund Class K	-	14
Institutional Class	-	16
Total	$ -	$ 199

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	854	1,335	$ 21,748	$ 33,393
Reinvestment of distributions	42	14	917	352
Shares redeemed	(1,927)	(2,529)	(48,930)	(62,719)
Net increase (decrease)	(1,031)	(1,180)	$ (26,265)	$ (28,974)
Class T
Shares sold	878	1,218	$ 23,229	$ 31,034
Reinvestment of distributions	31	-	697	-
Shares redeemed	(2,697)	(3,935)	(69,951)	(101,504)
Net increase (decrease)	(1,788)	(2,717)	$ (46,025)	$ (70,470)
Class B
Shares sold	5	11	$ 128	$ 241
Reinvestment of distributions	-	-	-	-
Shares redeemed	(292)	(623)	(6,718)	(14,424)
Net increase (decrease)	(287)	(612)	$ (6,590)	$ (14,183)
Class C
Shares sold	217	187	$ 5,049	$ 4,237
Reinvestment of distributions	-	-	-	-
Shares redeemed	(454)	(553)	(10,427)	(12,399)
Net increase (decrease)	(237)	(366)	$ (5,378)	$ (8,162)
Fidelity Value Strategies Fund
Shares sold	5,614	4,278	$ 163,914	$ 112,601
Reinvestment of distributions	81	51	1,967	1,407
Shares redeemed	(4,064)	(7,100)	(114,471)	(193,807)
Net increase (decrease)	1,631	(2,771)	$ 51,410	$ (79,799)
Fidelity Value Strategies Fund Class K
Shares sold	1,339	941	$ 38,174	$ 25,510
Reinvestment of distributions	18	11	448	313
Shares redeemed	(943)	(944)	(26,603)	(26,053)
Net increase (decrease)	414	8	$ 12,019	$ (230)
Institutional Class
Shares sold	903	421	$ 25,700	$ 11,367
Reinvestment of distributions	17	9	392	237
Shares redeemed	(822)	(442)	(21,824)	(11,646)
Net increase (decrease)	98	(12)	$ 4,268	$ (42)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ISO-UANN-0113
1.786702.109

(Fidelity Investment logo)(registered trademark)
Fidelity® Value Strategies Fund

(A Class of Fidelity Advisor® Value
Strategies Fund)

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund	22.69%	1.80%	8.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund, a class of the fund, on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Value Strategies Fund: For the year, the fund's Retail Class shares returned 22.69%, significantly outperforming the 16.90% gain of the Russell Midcap® Value index. Strong stock picking was the main driver of performance, particularly in the materials and consumer discretionary sectors. Overweighting the latter also boosted results. Top individual contributors included chemicals companies LyondellBasell Industries, PPG Industries and Solutia, homebuilders PulteGroup and Standard Pacific, drink maker Cott, and consumer electronics giant Apple. On the down side, positioning in telecommunication services hurt, as did underweighting the strong-performing financials group, although the latter was offset somewhat by stock selection there. Among the main individual detractors were electronics components manufacturer Marvell Technology Group, global power company AES and Cabot Oil & Gas. Several of the stocks I've mentioned were not part of the index, and some were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.09%
Actual		$ 1,000.00	$ 1,138.50	$ 5.83
Hypothetical A		$ 1,000.00	$ 1,019.55	$ 5.50
Class T	1.26%
Actual		$ 1,000.00	$ 1,137.70	$ 6.73
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.36
Class B	1.83%
Actual		$ 1,000.00	$ 1,134.30	$ 9.76
Hypothetical A		$ 1,000.00	$ 1,015.85	$ 9.22
Class C	1.84%
Actual		$ 1,000.00	$ 1,134.40	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.80	$ 9.27
Fidelity Value Strategies Fund	.79%
Actual		$ 1,000.00	$ 1,140.30	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.05	$ 3.99
Fidelity Value Strategies Fund Class K	.62%
Actual		$ 1,000.00	$ 1,141.50	$ 3.32
Hypothetical A		$ 1,000.00	$ 1,021.90	$ 3.13
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,140.30	$ 4.17
Hypothetical A		$ 1,000.00	$ 1,021.10	$ 3.94
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.7	6.7
Cott Corp.	5.5	5.7
Sanofi SA sponsored ADR	2.9	1.5
AFLAC, Inc.	2.8	2.2
U.S. Bancorp	2.6	1.6
GameStop Corp. Class A	2.3	2.0
Target Corp.	2.2	2.9
PPG Industries, Inc.	2.1	2.7
The AES Corp.	1.7	2.3
Lincoln National Corp.	1.7	1.6
	30.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.8	21.0
Health Care	12.4	8.7
Materials	12.0	13.8
Financials	9.4	10.2
Consumer Staples	7.9	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 89.9%		Stocks 93.8%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 10.0%		Short-Term Investments and Net Other Assets (Liabilities) 6.0%
* Foreign investments	20.9%	** Foreign investments	21.3%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.7%
Auto Components - 2.2%
Delphi Automotive PLC	473,977	$ 16,110
TRW Automotive Holdings Corp. (a)	153,100	7,753
		23,863
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	3,227
General Motors Co. (a)	190,200	4,922
Volkswagen AG	18,856	3,835
		11,984
Diversified Consumer Services - 1.0%
Service Corp. International	744,250	10,367
Hotels, Restaurants & Leisure - 2.5%
Ameristar Casinos, Inc.	192,820	3,837
Cedar Fair LP (depository unit)	231,920	7,660
DineEquity, Inc. (a)	86,934	5,481
Wyndham Worldwide Corp.	203,867	10,008
		26,986
Household Durables - 4.9%
Garmin Ltd. (d)	239,000	9,295
KB Home	243,794	3,501
Lennar Corp. Class A (d)	212,200	8,072
PulteGroup, Inc. (a)	759,504	12,767
Ryland Group, Inc.	151,400	5,064
Standard Pacific Corp. (a)(d)	2,058,150	13,790
		52,489
Leisure Equipment & Products - 1.0%
Hasbro, Inc. (d)	272,197	10,469
Media - 2.0%
Omnicom Group, Inc.	125,512	6,243
Regal Entertainment Group Class A (d)	379,300	5,909
Valassis Communications, Inc. (a)(d)	349,089	9,069
		21,221
Multiline Retail - 3.3%
Target Corp.	381,409	24,078
The Bon-Ton Stores, Inc. (d)(e)	951,820	11,279
		35,357
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.7%
Asbury Automotive Group, Inc. (a)	483,141	$ 14,586
GameStop Corp. Class A (d)	958,013	25,148
		39,734
TOTAL CONSUMER DISCRETIONARY		232,470
CONSUMER STAPLES - 7.9%
Beverages - 5.5%
Cott Corp. (e)	6,920,243	59,355
Food Products - 1.9%
Bunge Ltd.	54,100	3,958
Calavo Growers, Inc. (d)	232,028	5,583
ConAgra Foods, Inc.	142,700	4,261
SunOpta, Inc. (a)	1,029,085	6,421
		20,223
Personal Products - 0.5%
Nu Skin Enterprises, Inc. Class A (d)	107,300	4,871
TOTAL CONSUMER STAPLES		84,449
ENERGY - 4.0%
Energy Equipment & Services - 0.6%
Halliburton Co.	187,200	6,243
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	526,700	3,940
Denbury Resources, Inc. (a)	280,580	4,329
HollyFrontier Corp.	159,900	7,248
Marathon Oil Corp.	159,000	4,905
The Williams Companies, Inc.	154,500	5,074
Valero Energy Corp.	333,900	10,772
		36,268
TOTAL ENERGY		42,511
FINANCIALS - 9.4%
Commercial Banks - 3.1%
Regions Financial Corp.	812,863	5,422
U.S. Bancorp	879,484	28,372
		33,794
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 5.6%
AFLAC, Inc.	560,886	$ 29,721
American International Group, Inc. (a)	205,698	6,815
Lincoln National Corp.	731,682	18,073
Unum Group	245,860	5,013
		59,622
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	4,847
Host Hotels & Resorts, Inc.	210,800	3,097
		7,944
TOTAL FINANCIALS		101,360
HEALTH CARE - 12.4%
Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp. (a)	764,800	4,237
C.R. Bard, Inc.	76,900	7,614
Covidien PLC	114,575	6,658
St. Jude Medical, Inc.	472,400	16,194
		34,703
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	8,726
Universal Health Services, Inc. Class B	284,414	12,819
		21,545
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	184,300	7,057
PerkinElmer, Inc.	211,600	6,697
		13,754
Pharmaceuticals - 5.9%
Johnson & Johnson	191,600	13,360
Merck & Co., Inc.	218,900	9,697
Sanofi SA sponsored ADR	705,244	31,468
Zogenix, Inc. (a)	3,171,431	8,373
		62,898
TOTAL HEALTH CARE		132,900
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,650
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Esterline Technologies Corp. (a)	101,822	$ 6,225
Textron, Inc.	223,717	5,255
United Technologies Corp.	49,700	3,981
		26,111
Building Products - 0.6%
Armstrong World Industries, Inc.	77,022	3,890
Owens Corning (a)	73,911	2,556
		6,446
Commercial Services & Supplies - 0.2%
Quad/Graphics, Inc. (d)	151,856	2,460
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	4,433
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	100,460	5,693
Machinery - 2.7%
Blount International, Inc. (a)	292,004	4,167
Deere & Co.	112,300	9,439
Ingersoll-Rand PLC	212,400	10,361
Stanley Black & Decker, Inc.	74,137	5,331
		29,298
TOTAL INDUSTRIALS		74,441
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 0.4%
Cisco Systems, Inc.	215,300	4,071
Computers & Peripherals - 0.3%
SanDisk Corp. (a)	76,493	2,991
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	139,657	5,204
IT Services - 0.9%
Fidelity National Information Services, Inc.	268,430	9,690
Semiconductors & Semiconductor Equipment - 4.2%
Fairchild Semiconductor International, Inc. (a)	320,000	4,269
Intersil Corp. Class A	345,143	2,461
KLA-Tencor Corp.	174,580	7,938
Lam Research Corp. (a)	119,553	4,199
MagnaChip Semiconductor Corp. (a)	676,300	8,521
Micron Technology, Inc. (a)	455,483	2,724
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)	1,214,770	$ 8,054
Spansion, Inc. Class A	641,043	7,513
		45,679
Software - 1.4%
Microsoft Corp.	438,024	11,660
Nuance Communications, Inc. (a)	152,500	3,392
		15,052
TOTAL INFORMATION TECHNOLOGY		82,687
MATERIALS - 12.0%
Chemicals - 11.2%
Ashland, Inc.	86,800	6,156
Innophos Holdings, Inc.	153,933	7,375
LyondellBasell Industries NV Class A	1,457,392	72,479
PPG Industries, Inc.	180,800	22,468
W.R. Grace & Co. (a)	185,728	12,160
		120,638
Metals & Mining - 0.8%
Carpenter Technology Corp.	86,796	4,206
Haynes International, Inc.	18,860	878
Newcrest Mining Ltd.	127,118	3,403
		8,487
TOTAL MATERIALS		129,125
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.7%
CenturyLink, Inc.	194,621	7,559
Level 3 Communications, Inc. (a)	569,139	10,734
		18,293
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	200,423	1,016
TOTAL TELECOMMUNICATION SERVICES		19,309
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 6.1%
Electric Utilities - 1.4%
FirstEnergy Corp.	241,669	$ 10,261
NextEra Energy, Inc.	71,100	4,885
		15,146
Independent Power Producers & Energy Traders - 3.1%
Calpine Corp. (a)	839,263	14,486
The AES Corp.	1,721,200	18,365
		32,851
Multi-Utilities - 1.6%
Alliant Energy Corp.	114,800	5,145
Sempra Energy	183,139	12,530
		17,675
TOTAL UTILITIES		65,672
TOTAL COMMON STOCKS (Cost $804,170)		964,924
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
LodgeNet Entertainment Corp. 10.00% (f) (Cost $2,231)	2,300	93
Nonconvertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Chukchansi Economic Development Authority 9.75% 5/30/20 (f) (Cost $850)	$ 1,081	605
Money Market Funds - 17.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	117,757,783	$ 117,758
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	64,250,620	64,251
TOTAL MONEY MARKET FUNDS (Cost $182,009)		182,009
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $989,260)		1,147,631
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(74,903)
NET ASSETS - 100%		$ 1,072,728
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 79
Fidelity Securities Lending Cash Central Fund	1,234
Total	$ 1,313
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 38,217	$ 5,848	$ -	$ 356	$ 59,355
The Bon-Ton Stores, Inc.	-	7,767	-	111	11,279
Total	$ 38,217	$ 13,615	$ -	$ 467	$ 70,634
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 232,563	$ 232,470	$ 93	$ -
Consumer Staples	84,449	84,449	-	-
Energy	42,511	42,511	-	-
Financials	101,360	101,360	-	-
Health Care	132,900	132,900	-	-
Industrials	74,441	74,441	-	-
Information Technology	82,687	82,687	-	-
Materials	129,125	129,125	-	-
Telecommunication Services	19,309	19,309	-	-
Utilities	65,672	65,672	-	-
Corporate Bonds	605	-	605	-
Money Market Funds	182,009	182,009	-	-
Total Investments in Securities:	$ 1,147,631	$ 1,146,933	$ 698	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	79.1%
Netherlands	6.7%
Canada	6.1%
France	2.9%
Ireland	1.5%
Bailiwick of Jersey	1.5%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $62,446) - See accompanying schedule: Unaffiliated issuers (cost $746,504)	$ 894,988
Fidelity Central Funds (cost $182,009)	182,009
Other affiliated issuers (cost $60,747)	70,634
Total Investments (cost $989,260)		$ 1,147,631
Receivable for fund shares sold		1,853
Dividends receivable		6,023
Interest receivable		18
Distributions receivable from Fidelity Central Funds		286
Prepaid expenses		3
Other receivables		4
Total assets		1,155,818

Liabilities
Payable for investments purchased	$ 16,113
Payable for fund shares redeemed	1,775
Accrued management fee	487
Distribution and service plan fees payable	204
Other affiliated payables	219
Other payables and accrued expenses	41
Collateral on securities loaned, at value	64,251
Total liabilities		83,090

Net Assets		$ 1,072,728
Net Assets consist of:
Paid in capital		$ 1,238,218
Undistributed net investment income		2,549
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(326,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,367
Net Assets		$ 1,072,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($202,583 ÷ 7,333.7 shares)	$ 27.62

Maximum offering price per share (100/94.25 of $27.62)	$ 29.31
Class T: Net Asset Value and redemption price per share ($282,950 ÷ 9,899.5 shares)	$ 28.58

Maximum offering price per share (100/96.50 of $28.58)	$ 29.62
Class B: Net Asset Value and offering price per share ($12,703 ÷ 501.4 shares)A	$ 25.34

Class C: Net Asset Value and offering price per share ($43,180 ÷ 1,723.1 shares)A	$ 25.06

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($396,086 ÷ 12,822.4 shares)	$ 30.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($69,683 ÷ 2,255.9 shares)	$ 30.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($65,543 ÷ 2,220.9 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $467 earned from other affiliated issuers)		$ 7,412
Special dividends		2,685
Interest		211
Income from Fidelity Central Funds (including $1,234 from security lending)		1,313
Total income		11,621

Expenses
Management fee Basic fee	$ 5,368
Performance adjustment	453
Transfer agent fees	2,248
Distribution and service plan fees	2,465
Accounting and security lending fees	336
Custodian fees and expenses	31
Independent trustees' compensation	7
Registration fees	126
Audit	62
Legal	4
Miscellaneous	10
Total expenses before reductions	11,110
Expense reductions	(28)	11,082
Net investment income (loss)		539
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,968
Foreign currency transactions	(16)
Total net realized gain (loss)		42,952
Change in net unrealized appreciation (depreciation) on: Investment securities	147,049
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		147,048
Net gain (loss)		190,000
Net increase (decrease) in net assets resulting from operations		$ 190,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 539	$ 5,739
Net realized gain (loss)	42,952	76,319
Change in net unrealized appreciation (depreciation)	147,048	(78,642)
Net increase (decrease) in net assets resulting from operations	190,539	3,416
Distributions to shareholders from net investment income	(4,679)	(2,204)
Distributions to shareholders from net realized gain	-	(199)
Total distributions	(4,679)	(2,403)
Share transactions - net increase (decrease)	(16,561)	(201,860)
Total increase (decrease) in net assets	169,299	(200,847)

Net Assets
Beginning of period	903,429	1,104,276
End of period (including undistributed net investment income of $2,549 and undistributed net investment income of $4,648, respectively)	$ 1,072,728	$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Income from Investment Operations
Net investment income (loss) C	- F	.13 G	.03 H	.06	.10
Net realized and unrealized gain (loss)	5.03	(.49)	4.32	6.96	(14.37)
Total from investment operations	5.03	(.36)	4.35	7.02	(14.27)
Distributions from net investment income	(.12)	(.03) J	-	(.12)	-
Distributions from net realized gain	-	(.01) J	(.01)	-	(4.53)
Total distributions	(.12)	(.04)	(.01)	(.12)	(4.53)
Net asset value, end of period	$ 27.62	$ 22.71	$ 23.11	$ 18.77	$ 11.87
Total Return A,B	22.29%	(1.57)%	23.16%	59.70%	(54.45)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of fee waivers, if any	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of all reductions	1.21%	1.17%	1.07%	1.02%	1.14%
Net investment income (loss)	-% F	.51% G	.12% H	.39%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 203	$ 190	$ 221	$ 206	$ 139
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Income from Investment Operations
Net investment income (loss) C	(.05) F	.08 G	(.01) H	.03	.06
Net realized and unrealized gain (loss)	5.22	(.50)	4.48	7.21	(14.84)
Total from investment operations	5.17	(.42)	4.47	7.24	(14.78)
Distributions from net investment income	(.07)	-	-	(.05)	-
Distributions from net realized gain	-	-	(.01)	-	(4.45)
Total distributions	(.07)	-	(.01)	(.05)	(4.45)
Net asset value, end of period	$ 28.58	$ 23.48	$ 23.90	$ 19.44	$ 12.25
Total Return A,B	22.08%	(1.76)%	22.98%	59.40%	(54.56)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of fee waivers, if any	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of all reductions	1.38%	1.35%	1.25%	1.22%	1.32%
Net investment income (loss)	(.17)% F	.33% G	(.06)% H	.18%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 274	$ 344	$ 339	$ 253
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.06) G	(.13) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.65	(.44)	4.03	6.50	(13.38)
Total from investment operations	4.47	(.50)	3.90	6.45	(13.44)
Distributions from net realized gain	-	-	(.01)	-	(4.27)
Net asset value, end of period	$ 25.34	$ 20.87	$ 21.37	$ 17.48	$ 11.03
Total Return A,B	21.42%	(2.34)%	22.29%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.97%	1.93%	1.82%	1.77%	1.89%
Net investment income (loss)	(.76)% F	(.25)% G	(.64)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 30	$ 40	$ 47
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Income from Investment Operations
Net investment income (loss) C	(.17) F	(.05) G	(.12) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.59	(.44)	3.97	6.43	(13.24)
Total from investment operations	4.42	(.49)	3.85	6.38	(13.30)
Distributions from net realized gain	-	-	(.01)	-	(4.30)
Net asset value, end of period	$ 25.06	$ 20.64	$ 21.13	$ 17.29	$ 10.91
Total Return A,B	21.41%	(2.32)%	22.25%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.95%	1.92%	1.82%	1.77%	1.89%
Net investment income (loss)	(.75)% F	(.24)% G	(.63)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 40	$ 49	$ 43	$ 32
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Income from Investment Operations
Net investment income (loss) B	.09 E	.22 F	.09 G	.11	.17
Net realized and unrealized gain (loss)	5.62	(.54)	4.83	7.73	(15.97)
Total from investment operations	5.71	(.32)	4.92	7.84	(15.80)
Distributions from net investment income	(.19)	(.10) I	-	(.16)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.59)
Total distributions	(.19)	(.11)	(.01)	(.16)	(4.59)
Net asset value, end of period	$ 30.89	$ 25.37	$ 25.80	$ 20.89	$ 13.21
Total Return A	22.69%	(1.29)%	23.54%	60.05%	(54.35)%
Ratios to Average Net Assets C,H
Expenses before reductions	.89%	.88%	.81%	.78%	.89%
Expenses net of fee waivers, if any	.89%	.88%	.81%	.78%	.89%
Expenses net of all reductions	.89%	.88%	.80%	.77%	.88%
Net investment income (loss)	.31% E	.80% F	.39% G	.64%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 396	$ 284	$ 360	$ 237	$ 122
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2012	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.14 G	.28 H	.15 I	.16	.12
Net realized and unrealized gain (loss)	5.61	(.55)	4.82	7.70	(13.81)
Total from investment operations	5.75	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.24)	(.16) L	-	(.23)	-
Distributions from net realized gain	-	(.01) L	(.01)	-	-
Total distributions	(.24)	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 30.89	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B,C	22.93%	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E,K
Expenses before reductions	.71%	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.71%	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.71%	.68%	.56%	.49%	.64% A
Net investment income (loss)	.50% G	1.00% H	.62% I	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	23%	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

J For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Income from Investment Operations
Net investment income (loss) B	.08 E	.22 F	.10 G	.11	.18
Net realized and unrealized gain (loss)	5.37	(.53)	4.63	7.38	(15.31)
Total from investment operations	5.45	(.31)	4.73	7.49	(15.13)
Distributions from net investment income	(.20)	(.11) I	-	(.19)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.63)
Total distributions	(.20)	(.12)	(.01)	(.19)	(4.63)
Net asset value, end of period	$ 29.51	$ 24.26	$ 24.69	$ 19.97	$ 12.67
Total Return A	22.67%	(1.30)%	23.67%	60.08%	(54.29)%
Ratios to Average Net Assets C,H
Expenses before reductions	.90%	.86%	.74%	.70%	.80%
Expenses net of fee waivers, if any	.90%	.86%	.74%	.70%	.80%
Expenses net of all reductions	.90%	.86%	.73%	.69%	.79%
Net investment income (loss)	.31% E	.82% F	.46% G	.71%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 52	$ 53	$ 48	$ 45
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2011, dividend income has been reduced $7,250 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 198,661
Gross unrealized depreciation	(43,953)
Net unrealized appreciation (depreciation) on securities and other investments	$ 154,708

Tax Cost	$ 992,923

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,541
Capital loss carryforward	$ (322,735)
Net unrealized appreciation (depreciation)	$ 154,704

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (135,603)
2017	(187,132)
Total capital loss carryforward	$ (322,735)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 4,679	$ 2,403

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $213,495 and $311,013, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 499	$ 7
Class T	.25%	.25%	1,395	13
Class B	.75%	.25%	144	109
Class C	.75%	.25%	427	17
			$ 2,465	$ 146

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20
Class T	8
Class B*	19
Class C*	2
$ 49

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 590.30
Class T	607.22
Class B	44.30
Class C	124.29
Fidelity Value Strategies Fund	732.23
Fidelity Value Strategies Fund Class K	30.05
Institutional Class	121.24
	$ 2,248

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $45 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 998	$ 312
Class T	760	-
Fidelity Value Strategies Fund	2,061	1,357
Fidelity Value Strategies Fund Class K	448	299
Institutional Class	412	236
Total	$ 4,679	$ 2,204
From net realized gain
Class A	$ -	$ 69
Fidelity Value Strategies Fund	-	100
Fidelity Value Strategies Fund Class K	-	14
Institutional Class	-	16
Total	$ -	$ 199

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	854	1,335	$ 21,748	$ 33,393
Reinvestment of distributions	42	14	917	352
Shares redeemed	(1,927)	(2,529)	(48,930)	(62,719)
Net increase (decrease)	(1,031)	(1,180)	$ (26,265)	$ (28,974)
Class T
Shares sold	878	1,218	$ 23,229	$ 31,034
Reinvestment of distributions	31	-	697	-
Shares redeemed	(2,697)	(3,935)	(69,951)	(101,504)
Net increase (decrease)	(1,788)	(2,717)	$ (46,025)	$ (70,470)
Class B
Shares sold	5	11	$ 128	$ 241
Reinvestment of distributions	-	-	-	-
Shares redeemed	(292)	(623)	(6,718)	(14,424)
Net increase (decrease)	(287)	(612)	$ (6,590)	$ (14,183)
Class C
Shares sold	217	187	$ 5,049	$ 4,237
Reinvestment of distributions	-	-	-	-
Shares redeemed	(454)	(553)	(10,427)	(12,399)
Net increase (decrease)	(237)	(366)	$ (5,378)	$ (8,162)
Fidelity Value Strategies Fund
Shares sold	5,614	4,278	$ 163,914	$ 112,601
Reinvestment of distributions	81	51	1,967	1,407
Shares redeemed	(4,064)	(7,100)	(114,471)	(193,807)
Net increase (decrease)	1,631	(2,771)	$ 51,410	$ (79,799)
Fidelity Value Strategies Fund Class K
Shares sold	1,339	941	$ 38,174	$ 25,510
Reinvestment of distributions	18	11	448	313
Shares redeemed	(943)	(944)	(26,603)	(26,053)
Net increase (decrease)	414	8	$ 12,019	$ (230)
Institutional Class
Shares sold	903	421	$ 25,700	$ 11,367
Reinvestment of distributions	17	9	392	237
Shares redeemed	(822)	(442)	(21,824)	(11,646)
Net increase (decrease)	98	(12)	$ 4,268	$ (42)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012
Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Fidelity Value Strategies Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Value Strategies Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited.

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SOI-UANN-0113
1.786703.109

Fidelity® Value Strategies Fund

Class K

(A Class of Fidelity Advisor® Value
Strategies Fund)

(Fidelity Investment logo)(registered trademark)

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund Class K A	22.93%	2.01%	8.67%

A The initial offering of Fidelity® Value Strategies Fund Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity Value Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund Class K on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Fidelity Value Strategies Fund Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Value Strategies Fund: For the year, the fund's Class K shares returned 22.93%, significantly outperforming the 16.90% gain of the Russell Midcap® Value index. Strong stock picking was the main driver of performance, particularly in the materials and consumer discretionary sectors. Overweighting the latter also boosted results. Top individual contributors included chemicals companies LyondellBasell Industries, PPG Industries and Solutia, homebuilders PulteGroup and Standard Pacific, drink maker Cott, and consumer electronics giant Apple. On the down side, positioning in telecommunication services hurt, as did underweighting the strong-performing financials group, although the latter was offset somewhat by stock selection there. Among the main individual detractors were electronics components manufacturer Marvell Technology Group, global power company AES and Cabot Oil & Gas. Several of the stocks I've mentioned were not part of the index, and some were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.09%
Actual		$ 1,000.00	$ 1,138.50	$ 5.83
Hypothetical A		$ 1,000.00	$ 1,019.55	$ 5.50
Class T	1.26%
Actual		$ 1,000.00	$ 1,137.70	$ 6.73
Hypothetical A		$ 1,000.00	$ 1,018.70	$ 6.36
Class B	1.83%
Actual		$ 1,000.00	$ 1,134.30	$ 9.76
Hypothetical A		$ 1,000.00	$ 1,015.85	$ 9.22
Class C	1.84%
Actual		$ 1,000.00	$ 1,134.40	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.80	$ 9.27
Fidelity Value Strategies Fund	.79%
Actual		$ 1,000.00	$ 1,140.30	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.05	$ 3.99
Fidelity Value Strategies Fund Class K	.62%
Actual		$ 1,000.00	$ 1,141.50	$ 3.32
Hypothetical A		$ 1,000.00	$ 1,021.90	$ 3.13
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,140.30	$ 4.17
Hypothetical A		$ 1,000.00	$ 1,021.10	$ 3.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.7	6.7
Cott Corp.	5.5	5.7
Sanofi SA sponsored ADR	2.9	1.5
AFLAC, Inc.	2.8	2.2
U.S. Bancorp	2.6	1.6
GameStop Corp. Class A	2.3	2.0
Target Corp.	2.2	2.9
PPG Industries, Inc.	2.1	2.7
The AES Corp.	1.7	2.3
Lincoln National Corp.	1.7	1.6
	30.5
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.8	21.0
Health Care	12.4	8.7
Materials	12.0	13.8
Financials	9.4	10.2
Consumer Staples	7.9	7.7
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 89.9%		Stocks 93.8%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.0%†		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 10.0%		Short-Term Investments and Net Other Assets (Liabilities) 6.0%
* Foreign investments	20.9%	** Foreign investments	21.3%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.7%
Auto Components - 2.2%
Delphi Automotive PLC	473,977	$ 16,110
TRW Automotive Holdings Corp. (a)	153,100	7,753
		23,863
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	3,227
General Motors Co. (a)	190,200	4,922
Volkswagen AG	18,856	3,835
		11,984
Diversified Consumer Services - 1.0%
Service Corp. International	744,250	10,367
Hotels, Restaurants & Leisure - 2.5%
Ameristar Casinos, Inc.	192,820	3,837
Cedar Fair LP (depository unit)	231,920	7,660
DineEquity, Inc. (a)	86,934	5,481
Wyndham Worldwide Corp.	203,867	10,008
		26,986
Household Durables - 4.9%
Garmin Ltd. (d)	239,000	9,295
KB Home	243,794	3,501
Lennar Corp. Class A (d)	212,200	8,072
PulteGroup, Inc. (a)	759,504	12,767
Ryland Group, Inc.	151,400	5,064
Standard Pacific Corp. (a)(d)	2,058,150	13,790
		52,489
Leisure Equipment & Products - 1.0%
Hasbro, Inc. (d)	272,197	10,469
Media - 2.0%
Omnicom Group, Inc.	125,512	6,243
Regal Entertainment Group Class A (d)	379,300	5,909
Valassis Communications, Inc. (a)(d)	349,089	9,069
		21,221
Multiline Retail - 3.3%
Target Corp.	381,409	24,078
The Bon-Ton Stores, Inc. (d)(e)	951,820	11,279
		35,357
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.7%
Asbury Automotive Group, Inc. (a)	483,141	$ 14,586
GameStop Corp. Class A (d)	958,013	25,148
		39,734
TOTAL CONSUMER DISCRETIONARY		232,470
CONSUMER STAPLES - 7.9%
Beverages - 5.5%
Cott Corp. (e)	6,920,243	59,355
Food Products - 1.9%
Bunge Ltd.	54,100	3,958
Calavo Growers, Inc. (d)	232,028	5,583
ConAgra Foods, Inc.	142,700	4,261
SunOpta, Inc. (a)	1,029,085	6,421
		20,223
Personal Products - 0.5%
Nu Skin Enterprises, Inc. Class A (d)	107,300	4,871
TOTAL CONSUMER STAPLES		84,449
ENERGY - 4.0%
Energy Equipment & Services - 0.6%
Halliburton Co.	187,200	6,243
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	526,700	3,940
Denbury Resources, Inc. (a)	280,580	4,329
HollyFrontier Corp.	159,900	7,248
Marathon Oil Corp.	159,000	4,905
The Williams Companies, Inc.	154,500	5,074
Valero Energy Corp.	333,900	10,772
		36,268
TOTAL ENERGY		42,511
FINANCIALS - 9.4%
Commercial Banks - 3.1%
Regions Financial Corp.	812,863	5,422
U.S. Bancorp	879,484	28,372
		33,794
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 5.6%
AFLAC, Inc.	560,886	$ 29,721
American International Group, Inc. (a)	205,698	6,815
Lincoln National Corp.	731,682	18,073
Unum Group	245,860	5,013
		59,622
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	4,847
Host Hotels & Resorts, Inc.	210,800	3,097
		7,944
TOTAL FINANCIALS		101,360
HEALTH CARE - 12.4%
Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp. (a)	764,800	4,237
C.R. Bard, Inc.	76,900	7,614
Covidien PLC	114,575	6,658
St. Jude Medical, Inc.	472,400	16,194
		34,703
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	8,726
Universal Health Services, Inc. Class B	284,414	12,819
		21,545
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	184,300	7,057
PerkinElmer, Inc.	211,600	6,697
		13,754
Pharmaceuticals - 5.9%
Johnson & Johnson	191,600	13,360
Merck & Co., Inc.	218,900	9,697
Sanofi SA sponsored ADR	705,244	31,468
Zogenix, Inc. (a)	3,171,431	8,373
		62,898
TOTAL HEALTH CARE		132,900
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,650
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Esterline Technologies Corp. (a)	101,822	$ 6,225
Textron, Inc.	223,717	5,255
United Technologies Corp.	49,700	3,981
		26,111
Building Products - 0.6%
Armstrong World Industries, Inc.	77,022	3,890
Owens Corning (a)	73,911	2,556
		6,446
Commercial Services & Supplies - 0.2%
Quad/Graphics, Inc. (d)	151,856	2,460
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	4,433
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	100,460	5,693
Machinery - 2.7%
Blount International, Inc. (a)	292,004	4,167
Deere & Co.	112,300	9,439
Ingersoll-Rand PLC	212,400	10,361
Stanley Black & Decker, Inc.	74,137	5,331
		29,298
TOTAL INDUSTRIALS		74,441
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 0.4%
Cisco Systems, Inc.	215,300	4,071
Computers & Peripherals - 0.3%
SanDisk Corp. (a)	76,493	2,991
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	139,657	5,204
IT Services - 0.9%
Fidelity National Information Services, Inc.	268,430	9,690
Semiconductors & Semiconductor Equipment - 4.2%
Fairchild Semiconductor International, Inc. (a)	320,000	4,269
Intersil Corp. Class A	345,143	2,461
KLA-Tencor Corp.	174,580	7,938
Lam Research Corp. (a)	119,553	4,199
MagnaChip Semiconductor Corp. (a)	676,300	8,521
Micron Technology, Inc. (a)	455,483	2,724
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp. (a)	1,214,770	$ 8,054
Spansion, Inc. Class A	641,043	7,513
		45,679
Software - 1.4%
Microsoft Corp.	438,024	11,660
Nuance Communications, Inc. (a)	152,500	3,392
		15,052
TOTAL INFORMATION TECHNOLOGY		82,687
MATERIALS - 12.0%
Chemicals - 11.2%
Ashland, Inc.	86,800	6,156
Innophos Holdings, Inc.	153,933	7,375
LyondellBasell Industries NV Class A	1,457,392	72,479
PPG Industries, Inc.	180,800	22,468
W.R. Grace & Co. (a)	185,728	12,160
		120,638
Metals & Mining - 0.8%
Carpenter Technology Corp.	86,796	4,206
Haynes International, Inc.	18,860	878
Newcrest Mining Ltd.	127,118	3,403
		8,487
TOTAL MATERIALS		129,125
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.7%
CenturyLink, Inc.	194,621	7,559
Level 3 Communications, Inc. (a)	569,139	10,734
		18,293
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)(d)	200,423	1,016
TOTAL TELECOMMUNICATION SERVICES		19,309
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 6.1%
Electric Utilities - 1.4%
FirstEnergy Corp.	241,669	$ 10,261
NextEra Energy, Inc.	71,100	4,885
		15,146
Independent Power Producers & Energy Traders - 3.1%
Calpine Corp. (a)	839,263	14,486
The AES Corp.	1,721,200	18,365
		32,851
Multi-Utilities - 1.6%
Alliant Energy Corp.	114,800	5,145
Sempra Energy	183,139	12,530
		17,675
TOTAL UTILITIES		65,672
TOTAL COMMON STOCKS (Cost $804,170)		964,924
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
LodgeNet Entertainment Corp. 10.00% (f) (Cost $2,231)	2,300	93
Nonconvertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Chukchansi Economic Development Authority 9.75% 5/30/20 (f) (Cost $850)	$ 1,081	605
Money Market Funds - 17.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	117,757,783	$ 117,758
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	64,250,620	64,251
TOTAL MONEY MARKET FUNDS (Cost $182,009)		182,009
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $989,260)		1,147,631
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(74,903)
NET ASSETS - 100%		$ 1,072,728
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 79
Fidelity Securities Lending Cash Central Fund	1,234
Total	$ 1,313
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 38,217	$ 5,848	$ -	$ 356	$ 59,355
The Bon-Ton Stores, Inc.	-	7,767	-	111	11,279
Total	$ 38,217	$ 13,615	$ -	$ 467	$ 70,634
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 232,563	$ 232,470	$ 93	$ -
Consumer Staples	84,449	84,449	-	-
Energy	42,511	42,511	-	-
Financials	101,360	101,360	-	-
Health Care	132,900	132,900	-	-
Industrials	74,441	74,441	-	-
Information Technology	82,687	82,687	-	-
Materials	129,125	129,125	-	-
Telecommunication Services	19,309	19,309	-	-
Utilities	65,672	65,672	-	-
Corporate Bonds	605	-	605	-
Money Market Funds	182,009	182,009	-	-
Total Investments in Securities:	$ 1,147,631	$ 1,146,933	$ 698	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	79.1%
Netherlands	6.7%
Canada	6.1%
France	2.9%
Ireland	1.5%
Bailiwick of Jersey	1.5%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $62,446) - See accompanying schedule: Unaffiliated issuers (cost $746,504)	$ 894,988
Fidelity Central Funds (cost $182,009)	182,009
Other affiliated issuers (cost $60,747)	70,634
Total Investments (cost $989,260)		$ 1,147,631
Receivable for fund shares sold		1,853
Dividends receivable		6,023
Interest receivable		18
Distributions receivable from Fidelity Central Funds		286
Prepaid expenses		3
Other receivables		4
Total assets		1,155,818

Liabilities
Payable for investments purchased	$ 16,113
Payable for fund shares redeemed	1,775
Accrued management fee	487
Distribution and service plan fees payable	204
Other affiliated payables	219
Other payables and accrued expenses	41
Collateral on securities loaned, at value	64,251
Total liabilities		83,090

Net Assets		$ 1,072,728
Net Assets consist of:
Paid in capital		$ 1,238,218
Undistributed net investment income		2,549
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(326,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,367
Net Assets		$ 1,072,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($202,583 ÷ 7,333.7 shares)	$ 27.62

Maximum offering price per share (100/94.25 of $27.62)	$ 29.31
Class T: Net Asset Value and redemption price per share ($282,950 ÷ 9,899.5 shares)	$ 28.58

Maximum offering price per share (100/96.50 of $28.58)	$ 29.62
Class B: Net Asset Value and offering price per share ($12,703 ÷ 501.4 shares)A	$ 25.34

Class C: Net Asset Value and offering price per share ($43,180 ÷ 1,723.1 shares)A	$ 25.06

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($396,086 ÷ 12,822.4 shares)	$ 30.89

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($69,683 ÷ 2,255.9 shares)	$ 30.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($65,543 ÷ 2,220.9 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends (including $467 earned from other affiliated issuers)		$ 7,412
Special dividends		2,685
Interest		211
Income from Fidelity Central Funds (including $1,234 from security lending)		1,313
Total income		11,621

Expenses
Management fee Basic fee	$ 5,368
Performance adjustment	453
Transfer agent fees	2,248
Distribution and service plan fees	2,465
Accounting and security lending fees	336
Custodian fees and expenses	31
Independent trustees' compensation	7
Registration fees	126
Audit	62
Legal	4
Miscellaneous	10
Total expenses before reductions	11,110
Expense reductions	(28)	11,082
Net investment income (loss)		539
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,968
Foreign currency transactions	(16)
Total net realized gain (loss)		42,952
Change in net unrealized appreciation (depreciation) on: Investment securities	147,049
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		147,048
Net gain (loss)		190,000
Net increase (decrease) in net assets resulting from operations		$ 190,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 539	$ 5,739
Net realized gain (loss)	42,952	76,319
Change in net unrealized appreciation (depreciation)	147,048	(78,642)
Net increase (decrease) in net assets resulting from operations	190,539	3,416
Distributions to shareholders from net investment income	(4,679)	(2,204)
Distributions to shareholders from net realized gain	-	(199)
Total distributions	(4,679)	(2,403)
Share transactions - net increase (decrease)	(16,561)	(201,860)
Total increase (decrease) in net assets	169,299	(200,847)

Net Assets
Beginning of period	903,429	1,104,276
End of period (including undistributed net investment income of $2,549 and undistributed net investment income of $4,648, respectively)	$ 1,072,728	$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Income from Investment Operations
Net investment income (loss) C	- F	.13 G	.03 H	.06	.10
Net realized and unrealized gain (loss)	5.03	(.49)	4.32	6.96	(14.37)
Total from investment operations	5.03	(.36)	4.35	7.02	(14.27)
Distributions from net investment income	(.12)	(.03) J	-	(.12)	-
Distributions from net realized gain	-	(.01) J	(.01)	-	(4.53)
Total distributions	(.12)	(.04)	(.01)	(.12)	(4.53)
Net asset value, end of period	$ 27.62	$ 22.71	$ 23.11	$ 18.77	$ 11.87
Total Return A,B	22.29%	(1.57)%	23.16%	59.70%	(54.45)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of fee waivers, if any	1.21%	1.18%	1.08%	1.03%	1.14%
Expenses net of all reductions	1.21%	1.17%	1.07%	1.02%	1.14%
Net investment income (loss)	-% F	.51% G	.12% H	.39%	.45%
Supplemental Data
Net assets, end of period (in millions)	$ 203	$ 190	$ 221	$ 206	$ 139
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Income from Investment Operations
Net investment income (loss) C	(.05) F	.08 G	(.01) H	.03	.06
Net realized and unrealized gain (loss)	5.22	(.50)	4.48	7.21	(14.84)
Total from investment operations	5.17	(.42)	4.47	7.24	(14.78)
Distributions from net investment income	(.07)	-	-	(.05)	-
Distributions from net realized gain	-	-	(.01)	-	(4.45)
Total distributions	(.07)	-	(.01)	(.05)	(4.45)
Net asset value, end of period	$ 28.58	$ 23.48	$ 23.90	$ 19.44	$ 12.25
Total Return A,B	22.08%	(1.76)%	22.98%	59.40%	(54.56)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of fee waivers, if any	1.38%	1.35%	1.26%	1.24%	1.33%
Expenses net of all reductions	1.38%	1.35%	1.25%	1.22%	1.32%
Net investment income (loss)	(.17)% F	.33% G	(.06)% H	.18%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 274	$ 344	$ 339	$ 253
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.45)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.06) G	(.13) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.65	(.44)	4.03	6.50	(13.38)
Total from investment operations	4.47	(.50)	3.90	6.45	(13.44)
Distributions from net realized gain	-	-	(.01)	-	(4.27)
Net asset value, end of period	$ 25.34	$ 20.87	$ 21.37	$ 17.48	$ 11.03
Total Return A,B	21.42%	(2.34)%	22.29%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.97%	1.93%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.97%	1.93%	1.82%	1.77%	1.89%
Net investment income (loss)	(.76)% F	(.25)% G	(.64)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 30	$ 40	$ 47
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Income from Investment Operations
Net investment income (loss) C	(.17) F	(.05) G	(.12) H	(.05)	(.06)
Net realized and unrealized gain (loss)	4.59	(.44)	3.97	6.43	(13.24)
Total from investment operations	4.42	(.49)	3.85	6.38	(13.30)
Distributions from net realized gain	-	-	(.01)	-	(4.30)
Net asset value, end of period	$ 25.06	$ 20.64	$ 21.13	$ 17.29	$ 10.91
Total Return A,B	21.41%	(2.32)%	22.25%	58.48%	(54.80)%
Ratios to Average Net Assets D,I
Expenses before reductions	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of fee waivers, if any	1.95%	1.92%	1.83%	1.78%	1.90%
Expenses net of all reductions	1.95%	1.92%	1.82%	1.77%	1.89%
Net investment income (loss)	(.75)% F	(.24)% G	(.63)% H	(.36)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 40	$ 49	$ 43	$ 32
Portfolio turnover rate E	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Income from Investment Operations
Net investment income (loss) B	.09 E	.22 F	.09 G	.11	.17
Net realized and unrealized gain (loss)	5.62	(.54)	4.83	7.73	(15.97)
Total from investment operations	5.71	(.32)	4.92	7.84	(15.80)
Distributions from net investment income	(.19)	(.10) I	-	(.16)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.59)
Total distributions	(.19)	(.11)	(.01)	(.16)	(4.59)
Net asset value, end of period	$ 30.89	$ 25.37	$ 25.80	$ 20.89	$ 13.21
Total Return A	22.69%	(1.29)%	23.54%	60.05%	(54.35)%
Ratios to Average Net Assets C,H
Expenses before reductions	.89%	.88%	.81%	.78%	.89%
Expenses net of fee waivers, if any	.89%	.88%	.81%	.78%	.89%
Expenses net of all reductions	.89%	.88%	.80%	.77%	.88%
Net investment income (loss)	.31% E	.80% F	.39% G	.64%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 396	$ 284	$ 360	$ 237	$ 122
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2012	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.14 G	.28 H	.15 I	.16	.12
Net realized and unrealized gain (loss)	5.61	(.55)	4.82	7.70	(13.81)
Total from investment operations	5.75	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.24)	(.16) L	-	(.23)	-
Distributions from net realized gain	-	(.01) L	(.01)	-	-
Total distributions	(.24)	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 30.89	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B,C	22.93%	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E,K
Expenses before reductions	.71%	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.71%	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.71%	.68%	.56%	.49%	.64% A
Net investment income (loss)	.50% G	1.00% H	.62% I	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 70	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	23%	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

J For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Income from Investment Operations
Net investment income (loss) B	.08 E	.22 F	.10 G	.11	.18
Net realized and unrealized gain (loss)	5.37	(.53)	4.63	7.38	(15.31)
Total from investment operations	5.45	(.31)	4.73	7.49	(15.13)
Distributions from net investment income	(.20)	(.11) I	-	(.19)	-
Distributions from net realized gain	-	(.01) I	(.01)	-	(4.63)
Total distributions	(.20)	(.12)	(.01)	(.19)	(4.63)
Net asset value, end of period	$ 29.51	$ 24.26	$ 24.69	$ 19.97	$ 12.67
Total Return A	22.67%	(1.30)%	23.67%	60.08%	(54.29)%
Ratios to Average Net Assets C,H
Expenses before reductions	.90%	.86%	.74%	.70%	.80%
Expenses net of fee waivers, if any	.90%	.86%	.74%	.70%	.80%
Expenses net of all reductions	.90%	.86%	.73%	.69%	.79%
Net investment income (loss)	.31% E	.82% F	.46% G	.71%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 52	$ 53	$ 48	$ 45
Portfolio turnover rate D	23%	34%	99%	161%	142%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2011, dividend income has been reduced $7,250 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 198,661
Gross unrealized depreciation	(43,953)
Net unrealized appreciation (depreciation) on securities and other investments	$ 154,708

Tax Cost	$ 992,923

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,541
Capital loss carryforward	$ (322,735)
Net unrealized appreciation (depreciation)	$ 154,704

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (135,603)
2017	(187,132)
Total capital loss carryforward	$ (322,735)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 4,679	$ 2,403

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $213,495 and $311,013, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 499	$ 7
Class T	.25%	.25%	1,395	13
Class B	.75%	.25%	144	109
Class C	.75%	.25%	427	17
			$ 2,465	$ 146

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20
Class T	8
Class B*	19
Class C*	2
$ 49

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 590.30
Class T	607.22
Class B	44.30
Class C	124.29
Fidelity Value Strategies Fund	732.23
Fidelity Value Strategies Fund Class K	30.05
Institutional Class	121.24
	$ 2,248

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $45 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net investment income
Class A	$ 998	$ 312
Class T	760	-
Fidelity Value Strategies Fund	2,061	1,357
Fidelity Value Strategies Fund Class K	448	299
Institutional Class	412	236
Total	$ 4,679	$ 2,204
From net realized gain
Class A	$ -	$ 69
Fidelity Value Strategies Fund	-	100
Fidelity Value Strategies Fund Class K	-	14
Institutional Class	-	16
Total	$ -	$ 199

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	854	1,335	$ 21,748	$ 33,393
Reinvestment of distributions	42	14	917	352
Shares redeemed	(1,927)	(2,529)	(48,930)	(62,719)
Net increase (decrease)	(1,031)	(1,180)	$ (26,265)	$ (28,974)
Class T
Shares sold	878	1,218	$ 23,229	$ 31,034
Reinvestment of distributions	31	-	697	-
Shares redeemed	(2,697)	(3,935)	(69,951)	(101,504)
Net increase (decrease)	(1,788)	(2,717)	$ (46,025)	$ (70,470)
Class B
Shares sold	5	11	$ 128	$ 241
Reinvestment of distributions	-	-	-	-
Shares redeemed	(292)	(623)	(6,718)	(14,424)
Net increase (decrease)	(287)	(612)	$ (6,590)	$ (14,183)
Class C
Shares sold	217	187	$ 5,049	$ 4,237
Reinvestment of distributions	-	-	-	-
Shares redeemed	(454)	(553)	(10,427)	(12,399)
Net increase (decrease)	(237)	(366)	$ (5,378)	$ (8,162)
Fidelity Value Strategies Fund
Shares sold	5,614	4,278	$ 163,914	$ 112,601
Reinvestment of distributions	81	51	1,967	1,407
Shares redeemed	(4,064)	(7,100)	(114,471)	(193,807)
Net increase (decrease)	1,631	(2,771)	$ 51,410	$ (79,799)
Fidelity Value Strategies Fund Class K
Shares sold	1,339	941	$ 38,174	$ 25,510
Reinvestment of distributions	18	11	448	313
Shares redeemed	(943)	(944)	(26,603)	(26,053)
Net increase (decrease)	414	8	$ 12,019	$ (230)
Institutional Class
Shares sold	903	421	$ 25,700	$ 11,367
Reinvestment of distributions	17	9	392	237
Shares redeemed	(822)	(442)	(21,824)	(11,646)
Net increase (decrease)	98	(12)	$ 4,268	$ (42)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012
Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the first quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SOI-K-UANN-0113
1.863335.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Strategic Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity Advisor® Strategic Growth Fund into Fidelity Advisor® Stock Selector All Cap Fund. Shareholders of Fidelity Advisor Strategic Growth Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013. In anticipation of the pending merger, Fidelity Advisor Strategic Growth Fund closed to new investors after the close of business on December 14, 2012.

The note above is not a solicitation of any proxy. More detailed information about the Reorganization will be contained in the proxy statement, which is expected to be available in March 2013.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.63%	1.71%	5.64%
Class T (incl. 3.50% sales charge)	12.00%	1.95%	5.62%
Class B (incl. contingent deferred sale charge) A	10.48%	1.78%	5.72%
Class C (incl. contingent deferred sales charge)B	14.56%	2.16%	5.47%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Growth Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Daniel Kelley, who became Portfolio Manager of Fidelity Advisor® Strategic Growth Fund on January 12, 2012: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.32%, 16.06%, 15.48% and 15.56%, respectively (excluding sales charges), topping the 14.92% advance of the Russell 1000® Growth Index. Security selection was the biggest driver of relative outperformance, with a strong gain from consumer discretionary, particularly consumer durables/apparel. My picks in health care also helped, led by biotechnology leader Gilead Sciences whose share price soared on positive news for its hepatitis C treatment. In information technology, a small overweighting in hardware/equipment innovator Apple contributed, as did not owning index component and semiconductor manufacturer Intel, whose stock was pressured by slowing revenue growth. By contrast, security selection in consumer staples and materials nicked performance. In terms of individual detractors, untimely ownership of vitamin and nutritional supplements company Schiff Nutrition International, hurt, while shares of Deckers Outdoor - maker of UGG® boots - declined due to higher input costs and slowing sales growth. Schiff was not in the index, and Schiff and Deckers were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.25%
Actual		$ 1,000.00	$ 1,098.90	$ 6.56
Hypothetical A		$ 1,000.00	$ 1,018.75	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,098.20	$ 7.87
Hypothetical A		$ 1,000.00	$ 1,017.50	$ 7.57
Class B	2.00%
Actual		$ 1,000.00	$ 1,094.80	$ 10.47
Hypothetical A		$ 1,000.00	$ 1,015.00	$ 10.08
Class C	2.00%
Actual		$ 1,000.00	$ 1,095.20	$ 10.48
Hypothetical A		$ 1,000.00	$ 1,015.00	$ 10.08
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,100.10	$ 5.25
Hypothetical A		$ 1,000.00	$ 1,020.00	$ 5.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.1	8.8
Google, Inc. Class A	3.0	2.8
Amgen, Inc.	2.5	0.4
Oracle Corp.	2.2	0.9
Home Depot, Inc.	2.1	1.4
QUALCOMM, Inc.	1.9	1.8
Visa, Inc. Class A	1.9	0.8
Comcast Corp. Class A	1.8	1.0
Microsoft Corp.	1.7	3.9
The Coca-Cola Co.	1.6	1.5
	26.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.7	30.3
Consumer Discretionary	17.6	16.5
Health Care	12.7	10.8
Consumer Staples	11.0	10.8
Industrials	10.3	9.6
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 96.9%		Stocks 96.2%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	7.8%	** Foreign investments	8.7%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.6%
Automobiles - 0.5%
Harley-Davidson, Inc.	4,000	$ 187,840
Tesla Motors, Inc. (a)	600	20,292
		208,132
Hotels, Restaurants & Leisure - 1.9%
Las Vegas Sands Corp.	5,100	237,915
McDonald's Corp.	3,584	311,951
Starbucks Corp.	3,659	189,792
Texas Roadhouse, Inc. Class A	10,150	168,592
		908,250
Household Durables - 1.6%
Toll Brothers, Inc. (a)	6,480	206,323
Whirlpool Corp.	5,500	560,120
		766,443
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	2,467	621,807
Priceline.com, Inc. (a)	570	378,001
		999,808
Media - 2.2%
Comcast Corp. Class A	22,977	854,285
Discovery Communications, Inc. (a)	2,900	175,189
		1,029,474
Specialty Retail - 5.8%
Ascena Retail Group, Inc. (a)	10,500	211,050
AutoZone, Inc. (a)	640	245,613
Dick's Sporting Goods, Inc.	4,300	225,793
DSW, Inc. Class A	3,900	265,317
Francescas Holdings Corp. (a)	2,300	59,869
GNC Holdings, Inc.	4,017	141,117
Home Depot, Inc.	15,196	988,804
Limited Brands, Inc.	4,935	257,360
Lowe's Companies, Inc.	6,584	237,617
TJX Companies, Inc.	1,500	66,510
		2,699,050
Textiles, Apparel & Luxury Goods - 3.5%
lululemon athletica, Inc. (a)	3,682	264,294
Michael Kors Holdings Ltd.	5,110	271,597
NIKE, Inc. Class B	5,550	541,014
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	2,900	$ 332,311
Under Armour, Inc. Class A (sub. vtg.) (a)	4,000	207,320
		1,616,536
TOTAL CONSUMER DISCRETIONARY		8,227,693
CONSUMER STAPLES - 11.0%
Beverages - 4.4%
Anheuser-Busch InBev SA NV	1,400	122,937
Beam, Inc.	1,500	84,165
Constellation Brands, Inc. Class A (sub. vtg.) (a)	10,300	369,564
Dr. Pepper Snapple Group, Inc.	6,310	283,004
Monster Beverage Corp. (a)	1,600	83,280
PepsiCo, Inc.	4,769	334,831
The Coca-Cola Co.	19,800	750,816
		2,028,597
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	9,758	453,845
Wal-Mart Stores, Inc.	9,970	718,039
		1,171,884
Food Products - 0.2%
Kraft Foods Group, Inc. (a)	1,702	76,964
Household Products - 1.8%
Colgate-Palmolive Co.	1,025	111,213
Kimberly-Clark Corp.	4,043	346,566
Procter & Gamble Co.	5,600	391,048
		848,827
Tobacco - 2.1%
Altria Group, Inc.	19,202	649,220
Lorillard, Inc.	2,812	340,702
		989,922
TOTAL CONSUMER STAPLES		5,116,194
ENERGY - 4.2%
Energy Equipment & Services - 1.5%
Cameron International Corp. (a)	3,900	210,405
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	2,600	$ 177,580
Schlumberger Ltd.	4,480	320,858
		708,843
Oil, Gas & Consumable Fuels - 2.7%
Marathon Petroleum Corp.	4,120	245,305
Noble Energy, Inc.	1,600	156,400
Pioneer Natural Resources Co.	2,200	235,400
Suncor Energy, Inc.	6,900	225,473
The Williams Companies, Inc.	12,630	414,769
		1,277,347
TOTAL ENERGY		1,986,190
FINANCIALS - 4.3%
Commercial Banks - 1.2%
M&T Bank Corp.	2,319	226,636
SunTrust Banks, Inc.	5,022	136,347
Wells Fargo & Co.	6,586	217,404
		580,387
Consumer Finance - 0.9%
Capital One Financial Corp.	2,600	149,760
SLM Corp.	16,543	273,787
		423,547
Diversified Financial Services - 0.6%
Citigroup, Inc.	7,471	258,272
Real Estate Investment Trusts - 1.0%
American Tower Corp.	1,158	86,769
AvalonBay Communities, Inc.	1,600	210,864
CBL & Associates Properties, Inc.	7,400	166,574
		464,207
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	6,053	114,583
Realogy Holdings Corp.	4,670	176,106
		290,689
TOTAL FINANCIALS		2,017,102
Common Stocks - continued
	Shares	Value
HEALTH CARE - 12.7%
Biotechnology - 6.1%
Achillion Pharmaceuticals, Inc. (a)	8,450	$ 65,826
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	7,355	335
Alkermes PLC (a)	1,800	34,758
Amgen, Inc.	13,059	1,159,639
ARIAD Pharmaceuticals, Inc. (a)	2,800	62,608
Biogen Idec, Inc. (a)	1,600	238,544
BioMarin Pharmaceutical, Inc. (a)	4,700	228,420
Gilead Sciences, Inc. (a)	9,800	735,000
Regeneron Pharmaceuticals, Inc. (a)	1,000	176,550
Theravance, Inc. (a)	6,864	154,303
Vertex Pharmaceuticals, Inc. (a)	500	19,895
		2,875,878
Health Care Equipment & Supplies - 1.2%
Align Technology, Inc. (a)	6,417	175,762
The Cooper Companies, Inc.	4,050	384,507
		560,269
Health Care Providers & Services - 2.8%
Brookdale Senior Living, Inc. (a)	19,683	503,097
Catamaran Corp. (a)	3,480	170,821
Express Scripts Holding Co. (a)	3,315	178,513
Laboratory Corp. of America Holdings (a)	3,847	325,418
Qualicorp SA (a)	13,000	126,240
		1,304,089
Pharmaceuticals - 2.6%
Elan Corp. PLC sponsored ADR (a)	20,300	202,594
Eli Lilly & Co.	4,200	205,968
Johnson & Johnson	1,403	97,831
Merck & Co., Inc.	4,550	201,565
Valeant Pharmaceuticals International, Inc. (Canada) (a)	2,400	133,705
Watson Pharmaceuticals, Inc. (a)	4,042	355,736
		1,197,399
TOTAL HEALTH CARE		5,937,635
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.4%
Raytheon Co.	1,500	85,695
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Textron, Inc.	10,900	$ 256,041
United Technologies Corp.	9,352	749,189
		1,090,925
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. Class B	8,700	636,057
Construction & Engineering - 1.0%
Dycom Industries, Inc. (a)	6,600	118,536
Foster Wheeler AG (a)	5,775	129,707
Quanta Services, Inc. (a)	9,100	235,326
		483,569
Electrical Equipment - 0.4%
Regal-Beloit Corp.	2,800	195,300
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	3,443	195,115
Machinery - 2.1%
Caterpillar, Inc.	507	43,217
Cummins, Inc.	3,500	343,560
Dover Corp.	2,500	158,975
Ingersoll-Rand PLC	5,200	253,656
Snap-On, Inc.	1,931	153,399
		952,807
Professional Services - 0.4%
Nielsen Holdings B.V. (a)	4,775	135,228
Towers Watson & Co.	1,287	68,057
		203,285
Road & Rail - 1.2%
Union Pacific Corp.	4,504	553,001
Trading Companies & Distributors - 1.0%
Watsco, Inc.	3,057	219,156
WESCO International, Inc. (a)	4,072	263,255
		482,411
TOTAL INDUSTRIALS		4,792,470
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 30.7%
Communications Equipment - 2.8%
Motorola Solutions, Inc.	7,464	$ 406,415
QUALCOMM, Inc.	14,325	911,357
		1,317,772
Computers & Peripherals - 8.2%
Apple, Inc.	6,454	3,777,393
Fusion-io, Inc. (a)	1,200	27,996
		3,805,389
Internet Software & Services - 5.0%
eBay, Inc. (a)	10,900	575,738
Facebook, Inc. Class A	13,204	369,712
Google, Inc. Class A (a)	2,021	1,411,406
		2,356,856
IT Services - 6.0%
Accenture PLC Class A	8,200	556,944
Cognizant Technology Solutions Corp. Class A (a)	1,520	102,190
IBM Corp.	3,000	570,210
MasterCard, Inc. Class A	1,100	537,548
Total System Services, Inc.	7,033	154,374
Visa, Inc. Class A	5,984	895,865
		2,817,131
Semiconductors & Semiconductor Equipment - 2.0%
ASML Holding NV (Netherlands)	2,849	178,148
Avago Technologies Ltd.	4,700	164,970
Broadcom Corp. Class A	10,522	340,702
NXP Semiconductors NV (a)	4,798	117,455
Skyworks Solutions, Inc. (a)	4,900	110,985
		912,260
Software - 6.7%
Aspen Technology, Inc. (a)	4,400	114,356
Citrix Systems, Inc. (a)	2,600	159,016
Guidewire Software, Inc.	2,882	86,172
Microsoft Corp.	29,913	796,284
Nuance Communications, Inc. (a)	8,319	185,015
Oracle Corp.	32,614	1,046,909
salesforce.com, Inc. (a)	2,725	429,651
Splunk, Inc.	800	24,160
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	2,761	$ 251,113
Workday, Inc.	600	30,060
		3,122,736
TOTAL INFORMATION TECHNOLOGY		14,332,144
MATERIALS - 5.1%
Chemicals - 3.2%
Albemarle Corp.	2,300	137,517
Ashland, Inc.	3,300	234,036
Eastman Chemical Co.	5,000	304,250
LyondellBasell Industries NV Class A	4,500	223,785
Monsanto Co.	6,533	598,357
		1,497,945
Construction Materials - 1.4%
Lafarge SA (Bearer)	4,600	267,240
Vulcan Materials Co.	7,300	385,732
		652,972
Metals & Mining - 0.5%
Commercial Metals Co.	18,429	249,713
TOTAL MATERIALS		2,400,630
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
SBA Communications Corp. Class A (a)	4,829	332,332
Vodafone Group PLC sponsored ADR	4,600	118,680
		451,012
TOTAL COMMON STOCKS (Cost $41,151,670)		45,261,070
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $1,723,876)	1,723,876	$ 1,723,876
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $42,875,546)		46,984,946
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(284,151)
NET ASSETS - 100%		$ 46,700,795
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,214
Fidelity Securities Lending Cash Central Fund	14,867
Total	$ 17,081
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,227,693	$ 8,227,693	$ -	$ -
Consumer Staples	5,116,194	4,993,257	122,937	-
Energy	1,986,190	1,986,190	-	-
Financials	2,017,102	2,017,102	-	-
Health Care	5,937,635	5,937,300	335	-
Industrials	4,792,470	4,792,470	-	-
Information Technology	14,332,144	14,153,996	178,148	-
Materials	2,400,630	2,400,630	-	-
Telecommunication Services	451,012	451,012	-	-
Money Market Funds	1,723,876	1,723,876	-	-
Total Investments in Securities:	$ 46,984,946	$ 46,683,526	$ 301,420	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $41,151,670)	$ 45,261,070
Fidelity Central Funds (cost $1,723,876)	1,723,876
Total Investments (cost $42,875,546)		$ 46,984,946
Receivable for investments sold		719,211
Receivable for fund shares sold		11,298
Dividends receivable		81,754
Distributions receivable from Fidelity Central Funds		820
Prepaid expenses		185
Receivable from investment adviser for expense reductions		15,932
Other receivables		444
Total assets		47,814,590

Liabilities
Payable for investments purchased	$ 976,642
Payable for fund shares redeemed	41,027
Accrued management fee	23,367
Distribution and service plan fees payable	17,556
Other affiliated payables	12,386
Other payables and accrued expenses	42,817
Total liabilities		1,113,795

Net Assets		$ 46,700,795
Net Assets consist of:
Paid in capital		$ 43,183,302
Undistributed net investment income		267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(592,164)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,109,390
Net Assets		$ 46,700,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,183,393 ÷ 1,739,393 shares)	$ 13.33

Maximum offering price per share (100/94.25 of $13.33)	$ 14.14
Class T: Net Asset Value and redemption price per share ($11,757,197 ÷ 914,225 shares)	$ 12.86

Maximum offering price per share (100/96.50 of $12.86)	$ 13.33
Class B: Net Asset Value and offering price per share ($1,408,076 ÷ 117,211 shares)A	$ 12.01

Class C: Net Asset Value and offering price per share ($8,565,421 ÷ 716,463 shares)A	$ 11.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,786,708 ÷ 129,999 shares)	$ 13.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 570,969
Income from Fidelity Central Funds		17,081
Total income		588,050

Expenses
Management fee Basic fee	$ 226,190
Performance adjustment	32,940
Transfer agent fees	120,558
Distribution and service plan fees	196,172
Accounting and security lending fees	15,854
Custodian fees and expenses	29,590
Independent trustees' compensation	262
Registration fees	66,658
Audit	51,828
Legal	145
Miscellaneous	260
Total expenses before reductions	740,457
Expense reductions	(140,055)	600,402
Net investment income (loss)		(12,352)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,038,814
Foreign currency transactions	(1,567)
Total net realized gain (loss)		3,037,247
Change in net unrealized appreciation (depreciation) on: Investment securities	2,297,093
Assets and liabilities in foreign currencies	63
Total change in net unrealized appreciation (depreciation)		2,297,156
Net gain (loss)		5,334,403
Net increase (decrease) in net assets resulting from operations		$ 5,322,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,352)	$ (164,895)
Net realized gain (loss)	3,037,247	2,134,164
Change in net unrealized appreciation (depreciation)	2,297,156	(834,018)
Net increase (decrease) in net assets resulting from operations	5,322,051	1,135,251
Share transactions - net increase (decrease)	12,719,897	7,898,803
Total increase (decrease) in net assets	18,041,948	9,034,054

Net Assets
Beginning of period	28,658,847	19,624,793
End of period (including undistributed net investment income of $267 and $0, respectively)	$ 46,700,795	$ 28,658,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.73	$ 9.11	$ 6.33	$ 11.54
Income from Investment Operations
Net investment income (loss) C	.03	(.05)	(.03)	.01	(.02)
Net realized and unrealized gain (loss)	1.84	.78	1.65	2.77	(5.19)
Total from investment operations	1.87	.73	1.62	2.78	(5.21)
Net asset value, end of period	$ 13.33	$ 11.46	$ 10.73	$ 9.11	$ 6.33
Total Return A,B	16.32%	6.80%	17.78%	43.92%	(45.15)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.58%	1.77%	1.85%	2.04%	1.86%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.24%	1.25%	1.24%	1.25%
Net investment income (loss)	.20%	(.41)%	(.34)%	.08%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,183	$ 11,109	$ 7,055	$ 6,991	$ 4,113
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.40	$ 8.85	$ 6.17	$ 11.27
Income from Investment Operations
Net investment income (loss) C	(.01)	(.07)	(.06)	(.01)	(.04)
Net realized and unrealized gain (loss)	1.79	.75	1.61	2.69	(5.06)
Total from investment operations	1.78	.68	1.55	2.68	(5.10)
Net asset value, end of period	$ 12.86	$ 11.08	$ 10.40	$ 8.85	$ 6.17
Total Return A,B	16.06%	6.54%	17.51%	43.44%	(45.25)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	2.06%	2.14%	2.34%	2.15%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.49%	1.50%
Net investment income (loss)	(.05)%	(.66)%	(.59)%	(.17)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,757	$ 9,019	$ 7,501	$ 6,651	$ 4,755
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 9.82	$ 8.40	$ 5.88	$ 10.80
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.10)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.67	.70	1.52	2.57	(4.83)
Total from investment operations	1.61	.58	1.42	2.52	(4.92)
Net asset value, end of period	$ 12.01	$ 10.40	$ 9.82	$ 8.40	$ 5.88
Total Return A,B	15.48%	5.91%	16.90%	42.86%	(45.56)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.54%	2.60%	2.79%	2.62%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	(.55)%	(1.16)%	(1.09)%	(.67)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,408	$ 1,653	$ 2,099	$ 2,314	$ 1,785
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 9.77	$ 8.35	$ 5.85	$ 10.75
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.10)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.67	.70	1.52	2.55	(4.81)
Total from investment operations	1.61	.58	1.42	2.50	(4.90)
Net asset value, end of period	$ 11.96	$ 10.35	$ 9.77	$ 8.35	$ 5.85
Total Return A,B	15.56%	5.94%	17.01%	42.74%	(45.58)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.30%	2.51%	2.64%	2.79%	2.62%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	1.99%	1.99%	2.00%
Net investment income (loss)	(.55)%	(1.16)%	(1.09)%	(.67)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,565	$ 6,422	$ 2,628	$ 2,065	$ 1,492
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.78	$ 11.01	$ 9.32	$ 6.47	$ 11.75
Income from Investment Operations
Net investment income (loss) B	.06	(.02)	(.01)	.02	.01
Net realized and unrealized gain (loss)	1.90	.79	1.70	2.83	(5.29)
Total from investment operations	1.96	.77	1.69	2.85	(5.28)
Net asset value, end of period	$ 13.74	$ 11.78	$ 11.01	$ 9.32	$ 6.47
Total Return A	16.64%	6.99%	18.13%	44.05%	(44.94)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.22%	1.39%	1.49%	1.83%	1.54%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.99%	.99%	1.00%	1.00%
Net investment income (loss)	.45%	(.16)%	(.09)%	.33%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,787	$ 456	$ 342	$ 97	$ 99
Portfolio turnover rate D	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on December 14, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,844,480
Gross unrealized depreciation	(858,726)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,985,754

Tax Cost	$ 42,999,192

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 267
Capital loss carryforward	$ (468,518)
Net unrealized appreciation (depreciation)	$ 3,985,744

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (468,518)

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $79,667,148 and $67,674,969, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 47,353	$ 478
Class T	.25%	.25%	54,314	286
Class B	.75%	.25%	15,650	11,749
Class C	.75%	.25%	78,855	16,420
			$ 196,172	$ 28,933

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,792
Class T	3,111
Class B*	1,685
Class C*	705
$ 13,293

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,944.31
Class T	35,628.33
Class B	4,819.31
Class C	19,279.24
Institutional Class	2,888.22
	$ 120,558

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,785 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $101 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $14,867, including $1,844 from securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 63,525
Class T	1.50%	41,661
Class B	2.00%	5,860
Class C	2.00%	23,816
Institutional Class	1.00%	2,920
		$ 137,782

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,267 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $6.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,164,609	641,706	$ 14,826,119	$ 7,467,955
Shares redeemed	(394,891)	(329,586)	(4,983,157)	(3,810,031)
Net increase (decrease)	769,718	312,120	$ 9,842,962	$ 3,657,924
Class T
Shares sold	251,774	253,077	$ 2,982,650	$ 2,884,528
Shares redeemed	(151,423)	(160,122)	(1,839,691)	(1,837,724)
Net increase (decrease)	100,351	92,955	$ 1,142,959	$ 1,046,804
Class B
Shares sold	5,207	24,991	$ 58,908	$ 264,560
Shares redeemed	(46,873)	(79,954)	(536,274)	(857,531)
Net increase (decrease)	(41,666)	(54,963)	$ (477,366)	$ (592,971)
Class C
Shares sold	390,637	515,980	$ 4,316,746	$ 5,391,927
Shares redeemed	(294,484)	(164,647)	(3,287,049)	(1,714,089)
Net increase (decrease)	96,153	351,333	$ 1,029,697	$ 3,677,838
Institutional Class
Shares sold	131,744	71,753	$ 1,692,793	$ 809,094
Shares redeemed	(40,422)	(64,162)	(511,148)	(699,886)
Net increase (decrease)	91,322	7,591	$ 1,181,645	$ 109,208

Annual Report

Notes to Financial Statements - continued

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.25%, 1.50%, 2.00%, 2.00%, and 1.00% through January 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

ATQG-UANN-0113
1.786699.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Strategic Growth

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity Advisor® Strategic Growth Fund into Fidelity Advisor® Stock Selector All Cap Fund. Shareholders of Fidelity Advisor Strategic Growth Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013. In anticipation of the pending merger, Fidelity Advisor Strategic Growth Fund closed to new investors after the close of business on December 14, 2012.

The note above is not a solicitation of any proxy. More detailed information about the Reorganization will be contained in the proxy statement, which is expected to be available in March 2013.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	16.64%	3.18%	6.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Growth Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Daniel Kelley, who became Portfolio Manager of Fidelity Advisor® Strategic Growth Fund on January 12, 2012: For the year, the fund's Institutional Class shares returned 16.64%, topping the 14.92% advance of the Russell 1000® Growth Index. Security selection was the biggest driver of relative outperformance, with a strong gain from consumer discretionary, particularly consumer durables/apparel. My picks in health care also helped, led by biotechnology leader Gilead Sciences whose share price soared on positive news for its hepatitis C treatment. In information technology, a small overweighting in hardware/equipment innovator Apple contributed, as did not owning index component and semiconductor manufacturer Intel, whose stock was pressured by slowing revenue growth. By contrast, security selection in consumer staples and materials nicked performance. In terms of individual detractors, untimely ownership of vitamin and nutritional supplements company Schiff Nutrition International, hurt, while shares of Deckers Outdoor - maker of UGG® boots - declined due to higher input costs and slowing sales growth. Schiff was not in the index, and Schiff and Deckers were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.25%
Actual		$ 1,000.00	$ 1,098.90	$ 6.56
Hypothetical A		$ 1,000.00	$ 1,018.75	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,098.20	$ 7.87
Hypothetical A		$ 1,000.00	$ 1,017.50	$ 7.57
Class B	2.00%
Actual		$ 1,000.00	$ 1,094.80	$ 10.47
Hypothetical A		$ 1,000.00	$ 1,015.00	$ 10.08
Class C	2.00%
Actual		$ 1,000.00	$ 1,095.20	$ 10.48
Hypothetical A		$ 1,000.00	$ 1,015.00	$ 10.08
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,100.10	$ 5.25
Hypothetical A		$ 1,000.00	$ 1,020.00	$ 5.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.1	8.8
Google, Inc. Class A	3.0	2.8
Amgen, Inc.	2.5	0.4
Oracle Corp.	2.2	0.9
Home Depot, Inc.	2.1	1.4
QUALCOMM, Inc.	1.9	1.8
Visa, Inc. Class A	1.9	0.8
Comcast Corp. Class A	1.8	1.0
Microsoft Corp.	1.7	3.9
The Coca-Cola Co.	1.6	1.5
	26.8
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.7	30.3
Consumer Discretionary	17.6	16.5
Health Care	12.7	10.8
Consumer Staples	11.0	10.8
Industrials	10.3	9.6
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 96.9%		Stocks 96.2%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	7.8%	** Foreign investments	8.7%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.6%
Automobiles - 0.5%
Harley-Davidson, Inc.	4,000	$ 187,840
Tesla Motors, Inc. (a)	600	20,292
		208,132
Hotels, Restaurants & Leisure - 1.9%
Las Vegas Sands Corp.	5,100	237,915
McDonald's Corp.	3,584	311,951
Starbucks Corp.	3,659	189,792
Texas Roadhouse, Inc. Class A	10,150	168,592
		908,250
Household Durables - 1.6%
Toll Brothers, Inc. (a)	6,480	206,323
Whirlpool Corp.	5,500	560,120
		766,443
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	2,467	621,807
Priceline.com, Inc. (a)	570	378,001
		999,808
Media - 2.2%
Comcast Corp. Class A	22,977	854,285
Discovery Communications, Inc. (a)	2,900	175,189
		1,029,474
Specialty Retail - 5.8%
Ascena Retail Group, Inc. (a)	10,500	211,050
AutoZone, Inc. (a)	640	245,613
Dick's Sporting Goods, Inc.	4,300	225,793
DSW, Inc. Class A	3,900	265,317
Francescas Holdings Corp. (a)	2,300	59,869
GNC Holdings, Inc.	4,017	141,117
Home Depot, Inc.	15,196	988,804
Limited Brands, Inc.	4,935	257,360
Lowe's Companies, Inc.	6,584	237,617
TJX Companies, Inc.	1,500	66,510
		2,699,050
Textiles, Apparel & Luxury Goods - 3.5%
lululemon athletica, Inc. (a)	3,682	264,294
Michael Kors Holdings Ltd.	5,110	271,597
NIKE, Inc. Class B	5,550	541,014
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	2,900	$ 332,311
Under Armour, Inc. Class A (sub. vtg.) (a)	4,000	207,320
		1,616,536
TOTAL CONSUMER DISCRETIONARY		8,227,693
CONSUMER STAPLES - 11.0%
Beverages - 4.4%
Anheuser-Busch InBev SA NV	1,400	122,937
Beam, Inc.	1,500	84,165
Constellation Brands, Inc. Class A (sub. vtg.) (a)	10,300	369,564
Dr. Pepper Snapple Group, Inc.	6,310	283,004
Monster Beverage Corp. (a)	1,600	83,280
PepsiCo, Inc.	4,769	334,831
The Coca-Cola Co.	19,800	750,816
		2,028,597
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	9,758	453,845
Wal-Mart Stores, Inc.	9,970	718,039
		1,171,884
Food Products - 0.2%
Kraft Foods Group, Inc. (a)	1,702	76,964
Household Products - 1.8%
Colgate-Palmolive Co.	1,025	111,213
Kimberly-Clark Corp.	4,043	346,566
Procter & Gamble Co.	5,600	391,048
		848,827
Tobacco - 2.1%
Altria Group, Inc.	19,202	649,220
Lorillard, Inc.	2,812	340,702
		989,922
TOTAL CONSUMER STAPLES		5,116,194
ENERGY - 4.2%
Energy Equipment & Services - 1.5%
Cameron International Corp. (a)	3,900	210,405
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	2,600	$ 177,580
Schlumberger Ltd.	4,480	320,858
		708,843
Oil, Gas & Consumable Fuels - 2.7%
Marathon Petroleum Corp.	4,120	245,305
Noble Energy, Inc.	1,600	156,400
Pioneer Natural Resources Co.	2,200	235,400
Suncor Energy, Inc.	6,900	225,473
The Williams Companies, Inc.	12,630	414,769
		1,277,347
TOTAL ENERGY		1,986,190
FINANCIALS - 4.3%
Commercial Banks - 1.2%
M&T Bank Corp.	2,319	226,636
SunTrust Banks, Inc.	5,022	136,347
Wells Fargo & Co.	6,586	217,404
		580,387
Consumer Finance - 0.9%
Capital One Financial Corp.	2,600	149,760
SLM Corp.	16,543	273,787
		423,547
Diversified Financial Services - 0.6%
Citigroup, Inc.	7,471	258,272
Real Estate Investment Trusts - 1.0%
American Tower Corp.	1,158	86,769
AvalonBay Communities, Inc.	1,600	210,864
CBL & Associates Properties, Inc.	7,400	166,574
		464,207
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	6,053	114,583
Realogy Holdings Corp.	4,670	176,106
		290,689
TOTAL FINANCIALS		2,017,102
Common Stocks - continued
	Shares	Value
HEALTH CARE - 12.7%
Biotechnology - 6.1%
Achillion Pharmaceuticals, Inc. (a)	8,450	$ 65,826
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	7,355	335
Alkermes PLC (a)	1,800	34,758
Amgen, Inc.	13,059	1,159,639
ARIAD Pharmaceuticals, Inc. (a)	2,800	62,608
Biogen Idec, Inc. (a)	1,600	238,544
BioMarin Pharmaceutical, Inc. (a)	4,700	228,420
Gilead Sciences, Inc. (a)	9,800	735,000
Regeneron Pharmaceuticals, Inc. (a)	1,000	176,550
Theravance, Inc. (a)	6,864	154,303
Vertex Pharmaceuticals, Inc. (a)	500	19,895
		2,875,878
Health Care Equipment & Supplies - 1.2%
Align Technology, Inc. (a)	6,417	175,762
The Cooper Companies, Inc.	4,050	384,507
		560,269
Health Care Providers & Services - 2.8%
Brookdale Senior Living, Inc. (a)	19,683	503,097
Catamaran Corp. (a)	3,480	170,821
Express Scripts Holding Co. (a)	3,315	178,513
Laboratory Corp. of America Holdings (a)	3,847	325,418
Qualicorp SA (a)	13,000	126,240
		1,304,089
Pharmaceuticals - 2.6%
Elan Corp. PLC sponsored ADR (a)	20,300	202,594
Eli Lilly & Co.	4,200	205,968
Johnson & Johnson	1,403	97,831
Merck & Co., Inc.	4,550	201,565
Valeant Pharmaceuticals International, Inc. (Canada) (a)	2,400	133,705
Watson Pharmaceuticals, Inc. (a)	4,042	355,736
		1,197,399
TOTAL HEALTH CARE		5,937,635
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.4%
Raytheon Co.	1,500	85,695
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Textron, Inc.	10,900	$ 256,041
United Technologies Corp.	9,352	749,189
		1,090,925
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. Class B	8,700	636,057
Construction & Engineering - 1.0%
Dycom Industries, Inc. (a)	6,600	118,536
Foster Wheeler AG (a)	5,775	129,707
Quanta Services, Inc. (a)	9,100	235,326
		483,569
Electrical Equipment - 0.4%
Regal-Beloit Corp.	2,800	195,300
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	3,443	195,115
Machinery - 2.1%
Caterpillar, Inc.	507	43,217
Cummins, Inc.	3,500	343,560
Dover Corp.	2,500	158,975
Ingersoll-Rand PLC	5,200	253,656
Snap-On, Inc.	1,931	153,399
		952,807
Professional Services - 0.4%
Nielsen Holdings B.V. (a)	4,775	135,228
Towers Watson & Co.	1,287	68,057
		203,285
Road & Rail - 1.2%
Union Pacific Corp.	4,504	553,001
Trading Companies & Distributors - 1.0%
Watsco, Inc.	3,057	219,156
WESCO International, Inc. (a)	4,072	263,255
		482,411
TOTAL INDUSTRIALS		4,792,470
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 30.7%
Communications Equipment - 2.8%
Motorola Solutions, Inc.	7,464	$ 406,415
QUALCOMM, Inc.	14,325	911,357
		1,317,772
Computers & Peripherals - 8.2%
Apple, Inc.	6,454	3,777,393
Fusion-io, Inc. (a)	1,200	27,996
		3,805,389
Internet Software & Services - 5.0%
eBay, Inc. (a)	10,900	575,738
Facebook, Inc. Class A	13,204	369,712
Google, Inc. Class A (a)	2,021	1,411,406
		2,356,856
IT Services - 6.0%
Accenture PLC Class A	8,200	556,944
Cognizant Technology Solutions Corp. Class A (a)	1,520	102,190
IBM Corp.	3,000	570,210
MasterCard, Inc. Class A	1,100	537,548
Total System Services, Inc.	7,033	154,374
Visa, Inc. Class A	5,984	895,865
		2,817,131
Semiconductors & Semiconductor Equipment - 2.0%
ASML Holding NV (Netherlands)	2,849	178,148
Avago Technologies Ltd.	4,700	164,970
Broadcom Corp. Class A	10,522	340,702
NXP Semiconductors NV (a)	4,798	117,455
Skyworks Solutions, Inc. (a)	4,900	110,985
		912,260
Software - 6.7%
Aspen Technology, Inc. (a)	4,400	114,356
Citrix Systems, Inc. (a)	2,600	159,016
Guidewire Software, Inc.	2,882	86,172
Microsoft Corp.	29,913	796,284
Nuance Communications, Inc. (a)	8,319	185,015
Oracle Corp.	32,614	1,046,909
salesforce.com, Inc. (a)	2,725	429,651
Splunk, Inc.	800	24,160
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
VMware, Inc. Class A (a)	2,761	$ 251,113
Workday, Inc.	600	30,060
		3,122,736
TOTAL INFORMATION TECHNOLOGY		14,332,144
MATERIALS - 5.1%
Chemicals - 3.2%
Albemarle Corp.	2,300	137,517
Ashland, Inc.	3,300	234,036
Eastman Chemical Co.	5,000	304,250
LyondellBasell Industries NV Class A	4,500	223,785
Monsanto Co.	6,533	598,357
		1,497,945
Construction Materials - 1.4%
Lafarge SA (Bearer)	4,600	267,240
Vulcan Materials Co.	7,300	385,732
		652,972
Metals & Mining - 0.5%
Commercial Metals Co.	18,429	249,713
TOTAL MATERIALS		2,400,630
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
SBA Communications Corp. Class A (a)	4,829	332,332
Vodafone Group PLC sponsored ADR	4,600	118,680
		451,012
TOTAL COMMON STOCKS (Cost $41,151,670)		45,261,070
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $1,723,876)	1,723,876	$ 1,723,876
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $42,875,546)		46,984,946
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(284,151)
NET ASSETS - 100%		$ 46,700,795
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,214
Fidelity Securities Lending Cash Central Fund	14,867
Total	$ 17,081
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,227,693	$ 8,227,693	$ -	$ -
Consumer Staples	5,116,194	4,993,257	122,937	-
Energy	1,986,190	1,986,190	-	-
Financials	2,017,102	2,017,102	-	-
Health Care	5,937,635	5,937,300	335	-
Industrials	4,792,470	4,792,470	-	-
Information Technology	14,332,144	14,153,996	178,148	-
Materials	2,400,630	2,400,630	-	-
Telecommunication Services	451,012	451,012	-	-
Money Market Funds	1,723,876	1,723,876	-	-
Total Investments in Securities:	$ 46,984,946	$ 46,683,526	$ 301,420	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $41,151,670)	$ 45,261,070
Fidelity Central Funds (cost $1,723,876)	1,723,876
Total Investments (cost $42,875,546)		$ 46,984,946
Receivable for investments sold		719,211
Receivable for fund shares sold		11,298
Dividends receivable		81,754
Distributions receivable from Fidelity Central Funds		820
Prepaid expenses		185
Receivable from investment adviser for expense reductions		15,932
Other receivables		444
Total assets		47,814,590

Liabilities
Payable for investments purchased	$ 976,642
Payable for fund shares redeemed	41,027
Accrued management fee	23,367
Distribution and service plan fees payable	17,556
Other affiliated payables	12,386
Other payables and accrued expenses	42,817
Total liabilities		1,113,795

Net Assets		$ 46,700,795
Net Assets consist of:
Paid in capital		$ 43,183,302
Undistributed net investment income		267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(592,164)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,109,390
Net Assets		$ 46,700,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,183,393 ÷ 1,739,393 shares)	$ 13.33

Maximum offering price per share (100/94.25 of $13.33)	$ 14.14
Class T: Net Asset Value and redemption price per share ($11,757,197 ÷ 914,225 shares)	$ 12.86

Maximum offering price per share (100/96.50 of $12.86)	$ 13.33
Class B: Net Asset Value and offering price per share ($1,408,076 ÷ 117,211 shares)A	$ 12.01

Class C: Net Asset Value and offering price per share ($8,565,421 ÷ 716,463 shares)A	$ 11.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,786,708 ÷ 129,999 shares)	$ 13.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 570,969
Income from Fidelity Central Funds		17,081
Total income		588,050

Expenses
Management fee Basic fee	$ 226,190
Performance adjustment	32,940
Transfer agent fees	120,558
Distribution and service plan fees	196,172
Accounting and security lending fees	15,854
Custodian fees and expenses	29,590
Independent trustees' compensation	262
Registration fees	66,658
Audit	51,828
Legal	145
Miscellaneous	260
Total expenses before reductions	740,457
Expense reductions	(140,055)	600,402
Net investment income (loss)		(12,352)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,038,814
Foreign currency transactions	(1,567)
Total net realized gain (loss)		3,037,247
Change in net unrealized appreciation (depreciation) on: Investment securities	2,297,093
Assets and liabilities in foreign currencies	63
Total change in net unrealized appreciation (depreciation)		2,297,156
Net gain (loss)		5,334,403
Net increase (decrease) in net assets resulting from operations		$ 5,322,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,352)	$ (164,895)
Net realized gain (loss)	3,037,247	2,134,164
Change in net unrealized appreciation (depreciation)	2,297,156	(834,018)
Net increase (decrease) in net assets resulting from operations	5,322,051	1,135,251
Share transactions - net increase (decrease)	12,719,897	7,898,803
Total increase (decrease) in net assets	18,041,948	9,034,054

Net Assets
Beginning of period	28,658,847	19,624,793
End of period (including undistributed net investment income of $267 and $0, respectively)	$ 46,700,795	$ 28,658,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.46	$ 10.73	$ 9.11	$ 6.33	$ 11.54
Income from Investment Operations
Net investment income (loss) C	.03	(.05)	(.03)	.01	(.02)
Net realized and unrealized gain (loss)	1.84	.78	1.65	2.77	(5.19)
Total from investment operations	1.87	.73	1.62	2.78	(5.21)
Net asset value, end of period	$ 13.33	$ 11.46	$ 10.73	$ 9.11	$ 6.33
Total Return A,B	16.32%	6.80%	17.78%	43.92%	(45.15)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.58%	1.77%	1.85%	2.04%	1.86%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.24%	1.25%	1.24%	1.25%
Net investment income (loss)	.20%	(.41)%	(.34)%	.08%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,183	$ 11,109	$ 7,055	$ 6,991	$ 4,113
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.40	$ 8.85	$ 6.17	$ 11.27
Income from Investment Operations
Net investment income (loss) C	(.01)	(.07)	(.06)	(.01)	(.04)
Net realized and unrealized gain (loss)	1.79	.75	1.61	2.69	(5.06)
Total from investment operations	1.78	.68	1.55	2.68	(5.10)
Net asset value, end of period	$ 12.86	$ 11.08	$ 10.40	$ 8.85	$ 6.17
Total Return A,B	16.06%	6.54%	17.51%	43.44%	(45.25)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	2.06%	2.14%	2.34%	2.15%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.49%	1.50%
Net investment income (loss)	(.05)%	(.66)%	(.59)%	(.17)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,757	$ 9,019	$ 7,501	$ 6,651	$ 4,755
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 9.82	$ 8.40	$ 5.88	$ 10.80
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.10)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.67	.70	1.52	2.57	(4.83)
Total from investment operations	1.61	.58	1.42	2.52	(4.92)
Net asset value, end of period	$ 12.01	$ 10.40	$ 9.82	$ 8.40	$ 5.88
Total Return A,B	15.48%	5.91%	16.90%	42.86%	(45.56)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.38%	2.54%	2.60%	2.79%	2.62%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	(.55)%	(1.16)%	(1.09)%	(.67)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,408	$ 1,653	$ 2,099	$ 2,314	$ 1,785
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 9.77	$ 8.35	$ 5.85	$ 10.75
Income from Investment Operations
Net investment income (loss) C	(.06)	(.12)	(.10)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.67	.70	1.52	2.55	(4.81)
Total from investment operations	1.61	.58	1.42	2.50	(4.90)
Net asset value, end of period	$ 11.96	$ 10.35	$ 9.77	$ 8.35	$ 5.85
Total Return A,B	15.56%	5.94%	17.01%	42.74%	(45.58)%
Ratios to Average Net Assets D,F
Expenses before reductions	2.30%	2.51%	2.64%	2.79%	2.62%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	1.99%	1.99%	2.00%
Net investment income (loss)	(.55)%	(1.16)%	(1.09)%	(.67)%	(.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,565	$ 6,422	$ 2,628	$ 2,065	$ 1,492
Portfolio turnover rate E	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.78	$ 11.01	$ 9.32	$ 6.47	$ 11.75
Income from Investment Operations
Net investment income (loss) B	.06	(.02)	(.01)	.02	.01
Net realized and unrealized gain (loss)	1.90	.79	1.70	2.83	(5.29)
Total from investment operations	1.96	.77	1.69	2.85	(5.28)
Net asset value, end of period	$ 13.74	$ 11.78	$ 11.01	$ 9.32	$ 6.47
Total Return A	16.64%	6.99%	18.13%	44.05%	(44.94)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.22%	1.39%	1.49%	1.83%	1.54%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.99%	.99%	1.00%	1.00%
Net investment income (loss)	.45%	(.16)%	(.09)%	.33%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,787	$ 456	$ 342	$ 97	$ 99
Portfolio turnover rate D	174%	78%	124%	147%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on December 14, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,844,480
Gross unrealized depreciation	(858,726)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,985,754

Tax Cost	$ 42,999,192

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 267
Capital loss carryforward	$ (468,518)
Net unrealized appreciation (depreciation)	$ 3,985,744

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (468,518)

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $79,667,148 and $67,674,969, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 47,353	$ 478
Class T	.25%	.25%	54,314	286
Class B	.75%	.25%	15,650	11,749
Class C	.75%	.25%	78,855	16,420
			$ 196,172	$ 28,933

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,792
Class T	3,111
Class B*	1,685
Class C*	705
$ 13,293

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,944.31
Class T	35,628.33
Class B	4,819.31
Class C	19,279.24
Institutional Class	2,888.22
	$ 120,558

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,785 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $101 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $14,867, including $1,844 from securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 63,525
Class T	1.50%	41,661
Class B	2.00%	5,860
Class C	2.00%	23,816
Institutional Class	1.00%	2,920
		$ 137,782

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,267 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $6.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,164,609	641,706	$ 14,826,119	$ 7,467,955
Shares redeemed	(394,891)	(329,586)	(4,983,157)	(3,810,031)
Net increase (decrease)	769,718	312,120	$ 9,842,962	$ 3,657,924
Class T
Shares sold	251,774	253,077	$ 2,982,650	$ 2,884,528
Shares redeemed	(151,423)	(160,122)	(1,839,691)	(1,837,724)
Net increase (decrease)	100,351	92,955	$ 1,142,959	$ 1,046,804
Class B
Shares sold	5,207	24,991	$ 58,908	$ 264,560
Shares redeemed	(46,873)	(79,954)	(536,274)	(857,531)
Net increase (decrease)	(41,666)	(54,963)	$ (477,366)	$ (592,971)
Class C
Shares sold	390,637	515,980	$ 4,316,746	$ 5,391,927
Shares redeemed	(294,484)	(164,647)	(3,287,049)	(1,714,089)
Net increase (decrease)	96,153	351,333	$ 1,029,697	$ 3,677,838
Institutional Class
Shares sold	131,744	71,753	$ 1,692,793	$ 809,094
Shares redeemed	(40,422)	(64,162)	(511,148)	(699,886)
Net increase (decrease)	91,322	7,591	$ 1,181,645	$ 109,208

Annual Report

Notes to Financial Statements - continued

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.25%, 1.50%, 2.00%, 2.00%, and 1.00% through January 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

ATQGI-UANN-0113
1.786700.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.93%	-1.85%	4.86%
Class T (incl. 3.50% sales charge)	9.29%	-1.56%	4.91%
Class B (incl. contingent deferred sales charge) A	7.59%	-1.82%	4.91%
Class C (incl. contingent deferred sales charge) B	11.63%	-1.41%	4.68%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 13.45%, 13.25%, 12.59% and 12.63%, respectively (excluding sales charges), compared with 14.63% for the Russell 3000® Growth Index. Unfavorable industry positioning and a small cash stake undermined good security selection overall. The fund's two biggest detractors were out-of-index holdings: Newmont Mining and Poseidon Concepts. Gold producer Newmont Mining was hurt by the rapidly rising cost of mining in an environment where gold prices were volatile. Poseidon engages in renting fracturing fluid handling tanks used in the oil and natural gas industry, and its stock plunged in November on poor earnings results. An overweighting in Acme Packet also was a misstep. I sold all three stocks by period end. Conversely, consumer electronics giant Apple experienced rapid growth over the past few years due to an unveiling of new products such as its iPhone® smartphone and iPad® tablet device. Strong sales helped propel the stock during the period, and an overweighting here was the fund's biggest contributor. Not owning index component Intel was another plus. Demand for the company's products has been very low since many of the most popular electronics - including laptops, smartphones and tablets - don't require Intel chips.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.14%
Actual		$ 1,000.00	$ 1,062.10	$ 5.88
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.76
Class T	1.31%
Actual		$ 1,000.00	$ 1,061.30	$ 6.75
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.61
Class B	1.90%
Actual		$ 1,000.00	$ 1,058.10	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.50	$ 9.57
Class C	1.86%
Actual		$ 1,000.00	$ 1,058.30	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.70	$ 9.37
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,063.90	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,021.00	$ 4.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.5	11.3
Express Scripts Holding Co.	3.0	1.5
QUALCOMM, Inc.	2.4	2.9
Home Depot, Inc.	2.3	1.8
Visa, Inc. Class A	2.2	0.0
The Coca-Cola Co.	2.1	1.5
Facebook, Inc. Class A	2.1	0.0
Harley-Davidson, Inc.	2.0	2.2
Google, Inc. Class A	1.8	1.6
Monsanto Co.	1.7	0.6
	31.1
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.3	32.5
Consumer Discretionary	19.0	19.8
Consumer Staples	13.3	9.8
Health Care	10.6	5.9
Industrials	7.6	14.7
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 97.9%		Stocks 97.7%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 2.3%
* Foreign investments	11.8%	** Foreign investments	13.5%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.0%
Automobiles - 2.5%
Harley-Davidson, Inc.	1,277,764	$ 60,004
Tesla Motors, Inc. (a)	391,531	13,242
		73,246
Diversified Consumer Services - 1.0%
Anhanguera Educacional Participacoes SA	967,800	14,616
Kroton Educacional SA unit (a)	764,200	14,821
		29,437
Hotels, Restaurants & Leisure - 4.3%
Arcos Dorados Holdings, Inc. Class A (d)	660,100	8,086
Chipotle Mexican Grill, Inc. (a)	61,470	16,215
Dunkin' Brands Group, Inc. (d)	374,936	11,930
McDonald's Corp.	217,273	18,911
Panera Bread Co. Class A (a)	95,137	15,269
Sonic Corp. (a)	354,353	3,590
Starbucks Corp.	703,501	36,491
Yum! Brands, Inc.	238,366	15,990
		126,482
Household Durables - 0.7%
Ethan Allen Interiors, Inc.	101,700	2,950
Mohawk Industries, Inc. (a)	199,558	17,160
		20,110
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	125,050	31,519
Media - 1.4%
Comcast Corp. Class A (special) (non-vtg.)	549,428	19,801
Discovery Communications, Inc. Class C (non-vtg.) (a)	335,509	18,882
The Walt Disney Co.	93,100	4,623
		43,306
Multiline Retail - 1.2%
Dollarama, Inc.	584,845	37,357
Specialty Retail - 6.0%
Dick's Sporting Goods, Inc.	148,600	7,803
GNC Holdings, Inc.	813,426	28,576
Haverty Furniture Companies, Inc.	5,900	99
Home Depot, Inc.	1,047,950	68,190
PetSmart, Inc.	216,409	15,291
Ross Stores, Inc.	325,066	18,503
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	440,982	$ 19,553
Vitamin Shoppe, Inc. (a)	331,659	19,654
		177,669
Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (a)	95,100	6,826
Michael Kors Holdings Ltd.	74,200	3,944
NIKE, Inc. Class B	125,852	12,268
		23,038
TOTAL CONSUMER DISCRETIONARY		562,164
CONSUMER STAPLES - 13.3%
Beverages - 3.3%
Anheuser-Busch InBev SA NV ADR	185,689	16,335
SABMiller PLC	401,600	18,193
The Coca-Cola Co.	1,656,072	62,798
		97,326
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	154,100	16,025
Wal-Mart Stores, Inc.	318,200	22,917
Whole Foods Market, Inc.	237,856	22,206
		61,148
Food Products - 3.3%
Green Mountain Coffee Roasters, Inc. (a)(d)	1,054,691	38,676
Mead Johnson Nutrition Co. Class A	347,627	23,705
The Hershey Co.	432,850	31,715
Want Want China Holdings Ltd.	1,942,000	2,836
		96,932
Household Products - 1.2%
Colgate-Palmolive Co.	342,955	37,211
Personal Products - 0.9%
Herbalife Ltd.	608,849	27,989
Tobacco - 2.5%
British American Tobacco PLC sponsored ADR	245,500	25,883
Philip Morris International, Inc.	524,100	47,106
		72,989
TOTAL CONSUMER STAPLES		393,595
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 7.3%
Energy Equipment & Services - 2.3%
Cameron International Corp. (a)	299,642	$ 16,166
Dresser-Rand Group, Inc. (a)	281,604	14,872
National Oilwell Varco, Inc.	265,663	18,145
Oceaneering International, Inc.	347,977	18,331
		67,514
Oil, Gas & Consumable Fuels - 5.0%
Atlas Pipeline Partners LP	391,096	12,902
Concho Resources, Inc. (a)	191,987	15,409
Kosmos Energy Ltd. (a)	859,198	10,190
Markwest Energy Partners LP	173,440	8,963
Noble Energy, Inc.	71,400	6,979
Phillips 66	702,990	36,816
Pioneer Natural Resources Co.	125,402	13,418
Targa Resources Corp.	180,669	9,050
The Williams Companies, Inc.	536,300	17,612
Valero Energy Corp.	566,493	18,275
		149,614
TOTAL ENERGY		217,128
FINANCIALS - 3.0%
Capital Markets - 0.6%
Apollo Global Management LLC Class A	103,652	1,626
GP Investments Ltd. (depositary receipt) (a)	1,061,775	2,658
Invesco Ltd.	474,428	11,856
		16,140
Commercial Banks - 0.2%
First Republic Bank	149,700	5,063
Consumer Finance - 0.3%
Mahindra & Mahindra Financial Services Ltd.	222,140	4,094
Shriram Transport Finance Co. Ltd.	479,634	5,924
		10,018
Real Estate Investment Trusts - 1.4%
American Tower Corp.	443,517	33,233
Public Storage	58,730	8,260
		41,493
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.5%
Realogy Holdings Corp.	394,215	$ 14,866
TOTAL FINANCIALS		87,580
HEALTH CARE - 10.6%
Biotechnology - 4.2%
Aegerion Pharmaceuticals, Inc. (a)	66,964	1,467
Amgen, Inc.	294,300	26,134
AVEO Pharmaceuticals, Inc. (a)(d)	657,514	4,274
Biogen Idec, Inc. (a)	244,599	36,467
BioMarin Pharmaceutical, Inc. (a)	310,209	15,076
Biovitrum AB (a)	1,121,213	5,409
Cytokinetics, Inc.	1,427,700	917
Cytokinetics, Inc. warrants 6/25/17 (a)	856,620	3
Gilead Sciences, Inc. (a)	397,458	29,809
Grifols SA ADR	140,301	3,422
Thrombogenics NV (a)	62,191	2,993
		125,971
Health Care Equipment & Supplies - 0.4%
The Cooper Companies, Inc.	117,043	11,112
Health Care Providers & Services - 3.4%
Apollo Hospitals Enterprise Ltd.	342,441	5,168
Express Scripts Holding Co. (a)	1,656,914	89,225
Qualicorp SA (a)	703,300	6,830
		101,223
Health Care Technology - 0.4%
Cerner Corp. (a)	166,720	12,874
Pharmaceuticals - 2.2%
Elan Corp. PLC sponsored ADR (a)	817,171	8,155
Novo Nordisk A/S Series B	149,597	23,713
Valeant Pharmaceuticals International, Inc. (Canada) (a)(d)	583,468	32,505
		64,373
TOTAL HEALTH CARE		315,553
INDUSTRIALS - 7.6%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	220,340	13,513
Precision Castparts Corp.	86,547	15,872
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
TransDigm Group, Inc.	169,249	$ 23,021
United Technologies Corp.	239,637	19,197
		71,603
Building Products - 0.4%
USG Corp. (a)(d)	424,600	11,392
Commercial Services & Supplies - 0.2%
Aggreko PLC	128,200	4,584
Encore Capital Group, Inc. (a)	37,900	1,007
		5,591
Electrical Equipment - 1.7%
Hubbell, Inc. Class B	193,210	16,278
Regal-Beloit Corp.	127,260	8,876
Roper Industries, Inc.	227,166	25,336
		50,490
Industrial Conglomerates - 0.5%
Danaher Corp.	299,994	16,191
Machinery - 0.2%
Graco, Inc.	141,215	6,977
Professional Services - 1.7%
Equifax, Inc.	674,694	34,571
Verisk Analytics, Inc. (a)	297,429	14,824
		49,395
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply, Inc. (a)	225,563	6,956
W.W. Grainger, Inc.	35,209	6,831
		13,787
TOTAL INDUSTRIALS		225,426
INFORMATION TECHNOLOGY - 31.3%
Communications Equipment - 2.4%
QUALCOMM, Inc.	1,108,789	70,541
Computers & Peripherals - 12.7%
Apple, Inc.	579,892	339,404
SanDisk Corp. (a)	918,911	35,929
		375,333
Electronic Equipment & Components - 0.2%
InvenSense, Inc. (d)	784,180	7,881
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 6.7%
Baidu.com, Inc. sponsored ADR (a)	76,195	$ 7,338
Bankrate, Inc. (a)	417,569	5,023
Blucora, Inc. (a)	522,449	7,706
CoStar Group, Inc. (a)	87,636	7,612
eBay, Inc. (a)	547,584	28,923
Facebook, Inc. Class A	2,237,202	62,642
Google, Inc. Class A (a)	78,487	54,813
MercadoLibre, Inc. (d)	209,300	15,059
SPS Commerce, Inc. (a)	246,191	9,075
		198,191
IT Services - 2.8%
Gartner, Inc. Class A (a)	63,600	3,045
Heartland Payment Systems, Inc.	467,218	13,844
Visa, Inc. Class A	438,040	65,579
		82,468
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	209,500	6,786
ASML Holding NV	54,263	3,395
Avago Technologies Ltd.	469,503	16,480
MagnaChip Semiconductor Corp. (a)	410,991	5,178
		31,839
Software - 5.4%
ANSYS, Inc. (a)	83,840	5,561
BroadSoft, Inc. (a)	82,906	2,622
Citrix Systems, Inc. (a)	455,076	27,832
Computer Modelling Group Ltd.	395,300	7,855
FleetMatics Group PLC	62,200	1,355
Intuit, Inc.	223,451	13,387
Red Hat, Inc. (a)	212,500	10,498
salesforce.com, Inc. (a)	283,773	44,742
ServiceNow, Inc. (d)	79,765	2,603
SolarWinds, Inc. (a)	417,669	23,402
VMware, Inc. Class A (a)	210,548	19,149
Workday, Inc.	37,200	1,864
		160,870
TOTAL INFORMATION TECHNOLOGY		927,123
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.9%
Chemicals - 3.3%
Albemarle Corp.	49,500	$ 2,960
FMC Corp.	416,100	23,077
Monsanto Co.	572,997	52,481
Sherwin-Williams Co.	130,500	19,904
		98,422
Construction Materials - 0.3%
James Hardie Industries NV sponsored ADR	205,000	9,787
Metals & Mining - 0.1%
Kenmare Resources PLC (a)	4,569,151	2,365
Paper & Forest Products - 0.2%
Norbord, Inc. (a)	159,400	3,901
TOTAL MATERIALS		114,475
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
SBA Communications Corp. Class A (a)	387,188	26,646
UTILITIES - 1.0%
Electric Utilities - 1.0%
ITC Holdings Corp.	377,100	29,621
TOTAL COMMON STOCKS (Cost $2,334,230)		2,899,311
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 0.19% (b)	74,453,093	74,453
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	77,043,295	77,043
TOTAL MONEY MARKET FUNDS (Cost $151,496)		151,496
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $2,485,726)		3,050,807
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(89,220)
NET ASSETS - 100%		$ 2,961,587
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 126
Fidelity Securities Lending Cash Central Fund	2,133
Total	$ 2,259
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 562,164	$ 562,164	$ -	$ -
Consumer Staples	393,595	393,595	-	-
Energy	217,128	217,128	-	-
Financials	87,580	87,580	-	-
Health Care	315,553	291,837	23,716	-
Industrials	225,426	225,426	-	-
Information Technology	927,123	927,123	-	-
Materials	114,475	114,475	-	-
Telecommunication Services	26,646	26,646	-	-
Utilities	29,621	29,621	-	-
Money Market Funds	151,496	151,496	-	-
Total Investments in Securities:	$ 3,050,807	$ 3,027,091	$ 23,716	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
Canada	2.8%
United Kingdom	1.7%
Cayman Islands	1.2%
Brazil	1.2%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $75,316) - See accompanying schedule: Unaffiliated issuers (cost $2,334,230)	$ 2,899,311
Fidelity Central Funds (cost $151,496)	151,496
Total Investments (cost $2,485,726)		$ 3,050,807
Foreign currency held at value (cost $1,436)		1,436
Receivable for investments sold		14,126
Receivable for fund shares sold		1,248
Dividends receivable		2,320
Distributions receivable from Fidelity Central Funds		310
Prepaid expenses		10
Other receivables		160
Total assets		3,070,417

Liabilities
Payable for investments purchased	$ 25,049
Payable for fund shares redeemed	3,840
Accrued management fee	1,343
Distribution and service plan fees payable	713
Other affiliated payables	630
Other payables and accrued expenses	212
Collateral on securities loaned, at value	77,043
Total liabilities		108,830

Net Assets		$ 2,961,587
Net Assets consist of:
Paid in capital		$ 3,474,487
Accumulated net investment loss		(410)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,077,567)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		565,077
Net Assets		$ 2,961,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($631,601 ÷ 10,225.3 shares)	$ 61.77

Maximum offering price per share (100/94.25 of $61.77)	$ 65.54
Class T: Net Asset Value and redemption price per share ($1,107,625 ÷ 18,024.8 shares)	$ 61.45

Maximum offering price per share (100/96.50 of $61.45)	$ 63.68
Class B: Net Asset Value and offering price per share ($26,291 ÷ 474.9 shares)A	$ 55.36

Class C: Net Asset Value and offering price per share ($133,092 ÷ 2,365.3 shares)A	$ 56.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,062,978 ÷ 16,125.3 shares)	$ 65.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 32,951
Income from Fidelity Central Funds (including $2,133 from security lending)		2,259
Total income		35,210

Expenses
Management fee	$ 16,636
Transfer agent fees	6,824
Distribution and service plan fees	9,078
Accounting and security lending fees	889
Custodian fees and expenses	91
Independent trustees' compensation	21
Registration fees	90
Audit	65
Legal	17
Miscellaneous	28
Total expenses before reductions	33,739
Expense reductions	(90)	33,649
Net investment income (loss)		1,561
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,275
Foreign currency transactions	(60)
Total net realized gain (loss)		91,215
Change in net unrealized appreciation (depreciation) on: Investment securities	277,886
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		277,882
Net gain (loss)		369,097
Net increase (decrease) in net assets resulting from operations		$ 370,658

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,561	$ (2,761)
Net realized gain (loss)	91,215	411,171
Change in net unrealized appreciation (depreciation)	277,882	(176,794)
Net increase (decrease) in net assets resulting from operations	370,658	231,616
Distributions to shareholders from net realized gain	(6,141)	(4,514)
Share transactions - net increase (decrease)	(218,428)	(463,674)
Total increase (decrease) in net assets	146,089	(236,572)

Net Assets
Beginning of period	2,815,498	3,052,070
End of period (including accumulated net investment loss of $410 and accumulated net investment loss of $138, respectively)	$ 2,961,587	$ 2,815,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 54.56	$ 50.75	$ 42.07	$ 34.36	$ 64.24
Income from Investment Operations
Net investment income (loss) C	.02	(.04)	(.14)	(.01)	.11
Net realized and unrealized gain (loss)	7.30	3.90	8.82	7.79	(29.99)
Total from investment operations	7.32	3.86	8.68	7.78	(29.88)
Distributions from net investment income	-	-	-	(.06)	-
Distributions from net realized gain	(.11)	(.05)	-	(.02)	-
Total distributions	(.11)	(.05)	-	(.07) G	-
Net asset value, end of period	$ 61.77	$ 54.56	$ 50.75	$ 42.07	$ 34.36
Total Return A, B	13.45%	7.61%	20.63%	22.71%	(46.51)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.15%	1.16%	1.19%	1.16%
Expenses net of fee waivers, if any	1.14%	1.15%	1.16%	1.19%	1.16%
Expenses net of all reductions	1.14%	1.14%	1.15%	1.18%	1.15%
Net investment income (loss)	.04%	(.08)%	(.31)%	(.04)%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 632	$ 609	$ 636	$ 640	$ 628
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.07 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 54.26	$ 50.51	$ 41.94	$ 34.25	$ 64.15
Income from Investment Operations
Net investment income (loss) C	(.08)	(.14)	(.22)	(.09)	.02
Net realized and unrealized gain (loss)	7.27	3.89	8.79	7.78	(29.92)
Total from investment operations	7.19	3.75	8.57	7.69	(29.90)
Net asset value, end of period	$ 61.45	$ 54.26	$ 50.51	$ 41.94	$ 34.25
Total Return A, B	13.25%	7.42%	20.43%	22.45%	(46.61)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.31%	1.32%	1.34%	1.39%	1.33%
Expenses net of fee waivers, if any	1.31%	1.32%	1.34%	1.39%	1.33%
Expenses net of all reductions	1.31%	1.31%	1.33%	1.39%	1.32%
Net investment income (loss)	(.13)%	(.25)%	(.48)%	(.24)%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,108	$ 1,139	$ 1,246	$ 1,268	$ 1,274
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 49.17	$ 46.04	$ 38.45	$ 31.57	$ 59.47
Income from Investment Operations
Net investment income (loss) C	(.39)	(.42)	(.44)	(.26)	(.28)
Net realized and unrealized gain (loss)	6.58	3.55	8.03	7.14	(27.62)
Total from investment operations	6.19	3.13	7.59	6.88	(27.90)
Net asset value, end of period	$ 55.36	$ 49.17	$ 46.04	$ 38.45	$ 31.57
Total Return A, B	12.59%	6.80%	19.74%	21.79%	(46.91)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.90%	1.91%	1.94%	1.91%
Expenses net of fee waivers, if any	1.90%	1.90%	1.91%	1.94%	1.91%
Expenses net of all reductions	1.90%	1.90%	1.91%	1.93%	1.90%
Net investment income (loss)	(.72)%	(.83)%	(1.06)%	(.79)%	(.54)%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 35	$ 54	$ 70	$ 91
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 49.96	$ 46.77	$ 39.05	$ 32.06	$ 60.41
Income from Investment Operations
Net investment income (loss) C	(.37)	(.41)	(.44)	(.26)	(.27)
Net realized and unrealized gain (loss)	6.68	3.60	8.16	7.25	(28.08)
Total from investment operations	6.31	3.19	7.72	6.99	(28.35)
Net asset value, end of period	$ 56.27	$ 49.96	$ 46.77	$ 39.05	$ 32.06
Total Return A, B	12.63%	6.82%	19.77%	21.80%	(46.93)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.86%	1.88%	1.90%	1.94%	1.90%
Expenses net of fee waivers, if any	1.86%	1.88%	1.90%	1.94%	1.90%
Expenses net of all reductions	1.86%	1.87%	1.90%	1.93%	1.89%
Net investment income (loss)	(.68)%	(.81)%	(1.05)%	(.79)%	(.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 133	$ 136	$ 143	$ 142	$ 141
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 58.24	$ 54.14	$ 44.71	$ 36.61	$ 68.21
Income from Investment Operations
Net investment income (loss) B	.25	.16	.02	.12	.32
Net realized and unrealized gain (loss)	7.75	4.16	9.41	8.27	(31.92)
Total from investment operations	8.00	4.32	9.43	8.39	(31.60)
Distributions from net investment income	-	-	-	(.27)	-
Distributions from net realized gain	(.32)	(.22)	-	(.02)	-
Total distributions	(.32)	(.22)	-	(.29) F	-
Net asset value, end of period	$ 65.92	$ 58.24	$ 54.14	$ 44.71	$ 36.61
Total Return A	13.83%	7.99%	21.09%	23.11%	(46.33)%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.80%	.80%	.85%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.85%	.80%
Expenses net of all reductions	.79%	.79%	.80%	.84%	.79%
Net investment income (loss)	.39%	.27%	.05%	.30%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,063	$ 897	$ 973	$ 983	$ 934
Portfolio turnover rate D	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 638,722
Gross unrealized depreciation	(79,535)
Net unrealized appreciation (depreciation) on securities and other investments	$ 559,187

Tax Cost	$ 2,491,620

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 450
Capital loss carryforward	$ (1,045,244)
Net unrealized appreciation (depreciation)	$ 559,183

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (186,661)
2017	(858,583)
Total capital loss carryforward	$ (1,045,244)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 6,141	$ 4,514

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,102,628 and $2,346,833, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,607	$ 47
Class T	.25%	.25%	5,779	53
Class B	.75%	.25%	310	234
Class C	.75%	.25%	1,382	56
			$ 9,078	$ 390

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42
Class T	25
Class B*	35
Class C*	5
$ 107

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,903.30
Class T	2,449.21
Class B	94.30
Class C	367.27
Institutional Class	2,011.20
	$ 6,824

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,331. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $800 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $90 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
Class A	$ 1,215	$ 667
Institutional Class	4,926	3,847
Total	$ 6,141	$ 4,514

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,382	1,835	$ 82,422	$ 102,516
Reinvestment of distributions	21	11	1,098	602
Shares redeemed	(2,338)	(3,210)	(138,919)	(178,862)
Net increase (decrease)	(935)	(1,364)	$ (55,399)	$ (75,744)
Class T
Shares sold	2,021	3,104	$ 120,048	$ 172,144
Shares redeemed	(4,996)	(6,777)	(296,134)	(374,459)
Net increase (decrease)	(2,975)	(3,673)	$ (176,086)	$ (202,315)
Class B
Shares sold	5	16	$ 239	$ 823
Shares redeemed	(239)	(483)	(12,835)	(24,437)
Net increase (decrease)	(234)	(467)	$ (12,596)	$ (23,614)
Class C
Shares sold	154	285	$ 8,368	$ 14,713
Shares redeemed	(504)	(638)	(27,593)	(32,456)
Net increase (decrease)	(350)	(353)	$ (19,225)	$ (17,743)
Institutional Class
Shares sold	4,266	3,619	$ 270,700	$ 214,383
Reinvestment of distributions	86	54	4,818	3,064
Shares redeemed	(3,622)	(6,244)	(230,640)	(361,705)
Net increase (decrease)	730	(2,571)	$ 44,878	$ (144,258)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

EPG-UANN-0113
1.786679.109

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	13.83%	-0.33%	5.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Institutional Class on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. equity benchmarks posted double-digit gains for the year ending November 30, 2012, despite investors' concerns over debt woes in Europe, slower growth in China and partisan gridlock in Congress. Signs of recovery in the U.S. economy lifted stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.13% for the 12 months, while the technology-heavy Nasdaq Composite® Index gained 16.32% and the blue-chip-laden Dow Jones Industrial AverageSM added 11.10%. Stocks fell early on, but an improving U.S. economy and proposed bailouts in Europe buoyed equities in the first quarter of 2012. Fear resurfaced in April and May, but stocks rebounded in June on central bank stimulus, a reviving U.S. housing market and more eurozone aid. Although equity benchmarks hit multiyear highs in September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts triggered some profit-taking, followed by a brief post-election sell-off. Hurricane Sandy's aftereffects added to uncertainty, but stocks proved resilient. Five of the 10 sectors within the S&P 500® Index outperformed the benchmark, led by financials and consumer discretionary, while energy and utilities lagged the most, with only modest gains. Despite eurozone turmoil, foreign developed-markets stocks rose, with the MSCI® EAFE® Index adding 12.76%.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Institutional Class shares gained 13.83%, compared with the 14.63% result of the Russell 3000® Growth Index. Unfavorable industry positioning and a small cash stake undermined good security selection overall. The fund's two biggest detractors were out-of-index holdings: Newmont Mining and Poseidon Concepts. Gold producer Newmont Mining was hurt by the rapidly rising cost of mining in an environment where gold prices were volatile. Poseidon engages in renting fracturing fluid handling tanks used in the oil and natural gas industry, and its stock plunged in November on poor earnings results. An overweighting in Acme Packet also was a misstep. I sold all three stocks by period end. Conversely, consumer electronics giant Apple experienced rapid growth over the past few years due to an unveiling of new products such as its iPhone® smartphone and iPad® tablet device. Strong sales helped propel the stock during the period, and an overweighting here was the fund's biggest contributor. Not owning index component Intel was another plus. Demand for the company's products has been very low since many of the most popular electronics - including laptops, smartphones and tablets - don't require Intel chips.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Class A	1.14%
Actual		$ 1,000.00	$ 1,062.10	$ 5.88
HypotheticalA		$ 1,000.00	$ 1,019.30	$ 5.76
Class T	1.31%
Actual		$ 1,000.00	$ 1,061.30	$ 6.75
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.61
Class B	1.90%
Actual		$ 1,000.00	$ 1,058.10	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.50	$ 9.57
Class C	1.86%
Actual		$ 1,000.00	$ 1,058.30	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.70	$ 9.37
Institutional Class	.80%
Actual		$ 1,000.00	$ 1,063.90	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,021.00	$ 4.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.5	11.3
Express Scripts Holding Co.	3.0	1.5
QUALCOMM, Inc.	2.4	2.9
Home Depot, Inc.	2.3	1.8
Visa, Inc. Class A	2.2	0.0
The Coca-Cola Co.	2.1	1.5
Facebook, Inc. Class A	2.1	0.0
Harley-Davidson, Inc.	2.0	2.2
Google, Inc. Class A	1.8	1.6
Monsanto Co.	1.7	0.6
	31.1
Top Five Market Sectors as of November 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.3	32.5
Consumer Discretionary	19.0	19.8
Consumer Staples	13.3	9.8
Health Care	10.6	5.9
Industrials	7.6	14.7
Asset Allocation (% of fund's net assets)
As of November 30, 2012*		As of May 31, 2012**
	Stocks 97.9%		Stocks 97.7%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 2.3%
* Foreign investments	11.8%	** Foreign investments	13.5%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.0%
Automobiles - 2.5%
Harley-Davidson, Inc.	1,277,764	$ 60,004
Tesla Motors, Inc. (a)	391,531	13,242
		73,246
Diversified Consumer Services - 1.0%
Anhanguera Educacional Participacoes SA	967,800	14,616
Kroton Educacional SA unit (a)	764,200	14,821
		29,437
Hotels, Restaurants & Leisure - 4.3%
Arcos Dorados Holdings, Inc. Class A (d)	660,100	8,086
Chipotle Mexican Grill, Inc. (a)	61,470	16,215
Dunkin' Brands Group, Inc. (d)	374,936	11,930
McDonald's Corp.	217,273	18,911
Panera Bread Co. Class A (a)	95,137	15,269
Sonic Corp. (a)	354,353	3,590
Starbucks Corp.	703,501	36,491
Yum! Brands, Inc.	238,366	15,990
		126,482
Household Durables - 0.7%
Ethan Allen Interiors, Inc.	101,700	2,950
Mohawk Industries, Inc. (a)	199,558	17,160
		20,110
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	125,050	31,519
Media - 1.4%
Comcast Corp. Class A (special) (non-vtg.)	549,428	19,801
Discovery Communications, Inc. Class C (non-vtg.) (a)	335,509	18,882
The Walt Disney Co.	93,100	4,623
		43,306
Multiline Retail - 1.2%
Dollarama, Inc.	584,845	37,357
Specialty Retail - 6.0%
Dick's Sporting Goods, Inc.	148,600	7,803
GNC Holdings, Inc.	813,426	28,576
Haverty Furniture Companies, Inc.	5,900	99
Home Depot, Inc.	1,047,950	68,190
PetSmart, Inc.	216,409	15,291
Ross Stores, Inc.	325,066	18,503
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	440,982	$ 19,553
Vitamin Shoppe, Inc. (a)	331,659	19,654
		177,669
Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (a)	95,100	6,826
Michael Kors Holdings Ltd.	74,200	3,944
NIKE, Inc. Class B	125,852	12,268
		23,038
TOTAL CONSUMER DISCRETIONARY		562,164
CONSUMER STAPLES - 13.3%
Beverages - 3.3%
Anheuser-Busch InBev SA NV ADR	185,689	16,335
SABMiller PLC	401,600	18,193
The Coca-Cola Co.	1,656,072	62,798
		97,326
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	154,100	16,025
Wal-Mart Stores, Inc.	318,200	22,917
Whole Foods Market, Inc.	237,856	22,206
		61,148
Food Products - 3.3%
Green Mountain Coffee Roasters, Inc. (a)(d)	1,054,691	38,676
Mead Johnson Nutrition Co. Class A	347,627	23,705
The Hershey Co.	432,850	31,715
Want Want China Holdings Ltd.	1,942,000	2,836
		96,932
Household Products - 1.2%
Colgate-Palmolive Co.	342,955	37,211
Personal Products - 0.9%
Herbalife Ltd.	608,849	27,989
Tobacco - 2.5%
British American Tobacco PLC sponsored ADR	245,500	25,883
Philip Morris International, Inc.	524,100	47,106
		72,989
TOTAL CONSUMER STAPLES		393,595
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 7.3%
Energy Equipment & Services - 2.3%
Cameron International Corp. (a)	299,642	$ 16,166
Dresser-Rand Group, Inc. (a)	281,604	14,872
National Oilwell Varco, Inc.	265,663	18,145
Oceaneering International, Inc.	347,977	18,331
		67,514
Oil, Gas & Consumable Fuels - 5.0%
Atlas Pipeline Partners LP	391,096	12,902
Concho Resources, Inc. (a)	191,987	15,409
Kosmos Energy Ltd. (a)	859,198	10,190
Markwest Energy Partners LP	173,440	8,963
Noble Energy, Inc.	71,400	6,979
Phillips 66	702,990	36,816
Pioneer Natural Resources Co.	125,402	13,418
Targa Resources Corp.	180,669	9,050
The Williams Companies, Inc.	536,300	17,612
Valero Energy Corp.	566,493	18,275
		149,614
TOTAL ENERGY		217,128
FINANCIALS - 3.0%
Capital Markets - 0.6%
Apollo Global Management LLC Class A	103,652	1,626
GP Investments Ltd. (depositary receipt) (a)	1,061,775	2,658
Invesco Ltd.	474,428	11,856
		16,140
Commercial Banks - 0.2%
First Republic Bank	149,700	5,063
Consumer Finance - 0.3%
Mahindra & Mahindra Financial Services Ltd.	222,140	4,094
Shriram Transport Finance Co. Ltd.	479,634	5,924
		10,018
Real Estate Investment Trusts - 1.4%
American Tower Corp.	443,517	33,233
Public Storage	58,730	8,260
		41,493
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.5%
Realogy Holdings Corp.	394,215	$ 14,866
TOTAL FINANCIALS		87,580
HEALTH CARE - 10.6%
Biotechnology - 4.2%
Aegerion Pharmaceuticals, Inc. (a)	66,964	1,467
Amgen, Inc.	294,300	26,134
AVEO Pharmaceuticals, Inc. (a)(d)	657,514	4,274
Biogen Idec, Inc. (a)	244,599	36,467
BioMarin Pharmaceutical, Inc. (a)	310,209	15,076
Biovitrum AB (a)	1,121,213	5,409
Cytokinetics, Inc.	1,427,700	917
Cytokinetics, Inc. warrants 6/25/17 (a)	856,620	3
Gilead Sciences, Inc. (a)	397,458	29,809
Grifols SA ADR	140,301	3,422
Thrombogenics NV (a)	62,191	2,993
		125,971
Health Care Equipment & Supplies - 0.4%
The Cooper Companies, Inc.	117,043	11,112
Health Care Providers & Services - 3.4%
Apollo Hospitals Enterprise Ltd.	342,441	5,168
Express Scripts Holding Co. (a)	1,656,914	89,225
Qualicorp SA (a)	703,300	6,830
		101,223
Health Care Technology - 0.4%
Cerner Corp. (a)	166,720	12,874
Pharmaceuticals - 2.2%
Elan Corp. PLC sponsored ADR (a)	817,171	8,155
Novo Nordisk A/S Series B	149,597	23,713
Valeant Pharmaceuticals International, Inc. (Canada) (a)(d)	583,468	32,505
		64,373
TOTAL HEALTH CARE		315,553
INDUSTRIALS - 7.6%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	220,340	13,513
Precision Castparts Corp.	86,547	15,872
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
TransDigm Group, Inc.	169,249	$ 23,021
United Technologies Corp.	239,637	19,197
		71,603
Building Products - 0.4%
USG Corp. (a)(d)	424,600	11,392
Commercial Services & Supplies - 0.2%
Aggreko PLC	128,200	4,584
Encore Capital Group, Inc. (a)	37,900	1,007
		5,591
Electrical Equipment - 1.7%
Hubbell, Inc. Class B	193,210	16,278
Regal-Beloit Corp.	127,260	8,876
Roper Industries, Inc.	227,166	25,336
		50,490
Industrial Conglomerates - 0.5%
Danaher Corp.	299,994	16,191
Machinery - 0.2%
Graco, Inc.	141,215	6,977
Professional Services - 1.7%
Equifax, Inc.	674,694	34,571
Verisk Analytics, Inc. (a)	297,429	14,824
		49,395
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply, Inc. (a)	225,563	6,956
W.W. Grainger, Inc.	35,209	6,831
		13,787
TOTAL INDUSTRIALS		225,426
INFORMATION TECHNOLOGY - 31.3%
Communications Equipment - 2.4%
QUALCOMM, Inc.	1,108,789	70,541
Computers & Peripherals - 12.7%
Apple, Inc.	579,892	339,404
SanDisk Corp. (a)	918,911	35,929
		375,333
Electronic Equipment & Components - 0.2%
InvenSense, Inc. (d)	784,180	7,881
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 6.7%
Baidu.com, Inc. sponsored ADR (a)	76,195	$ 7,338
Bankrate, Inc. (a)	417,569	5,023
Blucora, Inc. (a)	522,449	7,706
CoStar Group, Inc. (a)	87,636	7,612
eBay, Inc. (a)	547,584	28,923
Facebook, Inc. Class A	2,237,202	62,642
Google, Inc. Class A (a)	78,487	54,813
MercadoLibre, Inc. (d)	209,300	15,059
SPS Commerce, Inc. (a)	246,191	9,075
		198,191
IT Services - 2.8%
Gartner, Inc. Class A (a)	63,600	3,045
Heartland Payment Systems, Inc.	467,218	13,844
Visa, Inc. Class A	438,040	65,579
		82,468
Semiconductors & Semiconductor Equipment - 1.1%
Altera Corp.	209,500	6,786
ASML Holding NV	54,263	3,395
Avago Technologies Ltd.	469,503	16,480
MagnaChip Semiconductor Corp. (a)	410,991	5,178
		31,839
Software - 5.4%
ANSYS, Inc. (a)	83,840	5,561
BroadSoft, Inc. (a)	82,906	2,622
Citrix Systems, Inc. (a)	455,076	27,832
Computer Modelling Group Ltd.	395,300	7,855
FleetMatics Group PLC	62,200	1,355
Intuit, Inc.	223,451	13,387
Red Hat, Inc. (a)	212,500	10,498
salesforce.com, Inc. (a)	283,773	44,742
ServiceNow, Inc. (d)	79,765	2,603
SolarWinds, Inc. (a)	417,669	23,402
VMware, Inc. Class A (a)	210,548	19,149
Workday, Inc.	37,200	1,864
		160,870
TOTAL INFORMATION TECHNOLOGY		927,123
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 3.9%
Chemicals - 3.3%
Albemarle Corp.	49,500	$ 2,960
FMC Corp.	416,100	23,077
Monsanto Co.	572,997	52,481
Sherwin-Williams Co.	130,500	19,904
		98,422
Construction Materials - 0.3%
James Hardie Industries NV sponsored ADR	205,000	9,787
Metals & Mining - 0.1%
Kenmare Resources PLC (a)	4,569,151	2,365
Paper & Forest Products - 0.2%
Norbord, Inc. (a)	159,400	3,901
TOTAL MATERIALS		114,475
TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
SBA Communications Corp. Class A (a)	387,188	26,646
UTILITIES - 1.0%
Electric Utilities - 1.0%
ITC Holdings Corp.	377,100	29,621
TOTAL COMMON STOCKS (Cost $2,334,230)		2,899,311
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 0.19% (b)	74,453,093	74,453
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	77,043,295	77,043
TOTAL MONEY MARKET FUNDS (Cost $151,496)		151,496
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $2,485,726)		3,050,807
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(89,220)
NET ASSETS - 100%		$ 2,961,587
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 126
Fidelity Securities Lending Cash Central Fund	2,133
Total	$ 2,259
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 562,164	$ 562,164	$ -	$ -
Consumer Staples	393,595	393,595	-	-
Energy	217,128	217,128	-	-
Financials	87,580	87,580	-	-
Health Care	315,553	291,837	23,716	-
Industrials	225,426	225,426	-	-
Information Technology	927,123	927,123	-	-
Materials	114,475	114,475	-	-
Telecommunication Services	26,646	26,646	-	-
Utilities	29,621	29,621	-	-
Money Market Funds	151,496	151,496	-	-
Total Investments in Securities:	$ 3,050,807	$ 3,027,091	$ 23,716	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
Canada	2.8%
United Kingdom	1.7%
Cayman Islands	1.2%
Brazil	1.2%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2012

Assets
Investment in securities, at value (including securities loaned of $75,316) - See accompanying schedule: Unaffiliated issuers (cost $2,334,230)	$ 2,899,311
Fidelity Central Funds (cost $151,496)	151,496
Total Investments (cost $2,485,726)		$ 3,050,807
Foreign currency held at value (cost $1,436)		1,436
Receivable for investments sold		14,126
Receivable for fund shares sold		1,248
Dividends receivable		2,320
Distributions receivable from Fidelity Central Funds		310
Prepaid expenses		10
Other receivables		160
Total assets		3,070,417

Liabilities
Payable for investments purchased	$ 25,049
Payable for fund shares redeemed	3,840
Accrued management fee	1,343
Distribution and service plan fees payable	713
Other affiliated payables	630
Other payables and accrued expenses	212
Collateral on securities loaned, at value	77,043
Total liabilities		108,830

Net Assets		$ 2,961,587
Net Assets consist of:
Paid in capital		$ 3,474,487
Accumulated net investment loss		(410)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,077,567)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		565,077
Net Assets		$ 2,961,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($631,601 ÷ 10,225.3 shares)	$ 61.77

Maximum offering price per share (100/94.25 of $61.77)	$ 65.54
Class T: Net Asset Value and redemption price per share ($1,107,625 ÷ 18,024.8 shares)	$ 61.45

Maximum offering price per share (100/96.50 of $61.45)	$ 63.68
Class B: Net Asset Value and offering price per share ($26,291 ÷ 474.9 shares)A	$ 55.36

Class C: Net Asset Value and offering price per share ($133,092 ÷ 2,365.3 shares)A	$ 56.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,062,978 ÷ 16,125.3 shares)	$ 65.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2012

Investment Income
Dividends		$ 32,951
Income from Fidelity Central Funds (including $2,133 from security lending)		2,259
Total income		35,210

Expenses
Management fee	$ 16,636
Transfer agent fees	6,824
Distribution and service plan fees	9,078
Accounting and security lending fees	889
Custodian fees and expenses	91
Independent trustees' compensation	21
Registration fees	90
Audit	65
Legal	17
Miscellaneous	28
Total expenses before reductions	33,739
Expense reductions	(90)	33,649
Net investment income (loss)		1,561
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,275
Foreign currency transactions	(60)
Total net realized gain (loss)		91,215
Change in net unrealized appreciation (depreciation) on: Investment securities	277,886
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		277,882
Net gain (loss)		369,097
Net increase (decrease) in net assets resulting from operations		$ 370,658

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,561	$ (2,761)
Net realized gain (loss)	91,215	411,171
Change in net unrealized appreciation (depreciation)	277,882	(176,794)
Net increase (decrease) in net assets resulting from operations	370,658	231,616
Distributions to shareholders from net realized gain	(6,141)	(4,514)
Share transactions - net increase (decrease)	(218,428)	(463,674)
Total increase (decrease) in net assets	146,089	(236,572)

Net Assets
Beginning of period	2,815,498	3,052,070
End of period (including accumulated net investment loss of $410 and accumulated net investment loss of $138, respectively)	$ 2,961,587	$ 2,815,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 54.56	$ 50.75	$ 42.07	$ 34.36	$ 64.24
Income from Investment Operations
Net investment income (loss) C	.02	(.04)	(.14)	(.01)	.11
Net realized and unrealized gain (loss)	7.30	3.90	8.82	7.79	(29.99)
Total from investment operations	7.32	3.86	8.68	7.78	(29.88)
Distributions from net investment income	-	-	-	(.06)	-
Distributions from net realized gain	(.11)	(.05)	-	(.02)	-
Total distributions	(.11)	(.05)	-	(.07) G	-
Net asset value, end of period	$ 61.77	$ 54.56	$ 50.75	$ 42.07	$ 34.36
Total Return A, B	13.45%	7.61%	20.63%	22.71%	(46.51)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.15%	1.16%	1.19%	1.16%
Expenses net of fee waivers, if any	1.14%	1.15%	1.16%	1.19%	1.16%
Expenses net of all reductions	1.14%	1.14%	1.15%	1.18%	1.15%
Net investment income (loss)	.04%	(.08)%	(.31)%	(.04)%	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 632	$ 609	$ 636	$ 640	$ 628
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.07 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 54.26	$ 50.51	$ 41.94	$ 34.25	$ 64.15
Income from Investment Operations
Net investment income (loss) C	(.08)	(.14)	(.22)	(.09)	.02
Net realized and unrealized gain (loss)	7.27	3.89	8.79	7.78	(29.92)
Total from investment operations	7.19	3.75	8.57	7.69	(29.90)
Net asset value, end of period	$ 61.45	$ 54.26	$ 50.51	$ 41.94	$ 34.25
Total Return A, B	13.25%	7.42%	20.43%	22.45%	(46.61)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.31%	1.32%	1.34%	1.39%	1.33%
Expenses net of fee waivers, if any	1.31%	1.32%	1.34%	1.39%	1.33%
Expenses net of all reductions	1.31%	1.31%	1.33%	1.39%	1.32%
Net investment income (loss)	(.13)%	(.25)%	(.48)%	(.24)%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,108	$ 1,139	$ 1,246	$ 1,268	$ 1,274
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 49.17	$ 46.04	$ 38.45	$ 31.57	$ 59.47
Income from Investment Operations
Net investment income (loss) C	(.39)	(.42)	(.44)	(.26)	(.28)
Net realized and unrealized gain (loss)	6.58	3.55	8.03	7.14	(27.62)
Total from investment operations	6.19	3.13	7.59	6.88	(27.90)
Net asset value, end of period	$ 55.36	$ 49.17	$ 46.04	$ 38.45	$ 31.57
Total Return A, B	12.59%	6.80%	19.74%	21.79%	(46.91)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.90%	1.91%	1.94%	1.91%
Expenses net of fee waivers, if any	1.90%	1.90%	1.91%	1.94%	1.91%
Expenses net of all reductions	1.90%	1.90%	1.91%	1.93%	1.90%
Net investment income (loss)	(.72)%	(.83)%	(1.06)%	(.79)%	(.54)%
Supplemental Data
Net assets, end of period (in millions)	$ 26	$ 35	$ 54	$ 70	$ 91
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 49.96	$ 46.77	$ 39.05	$ 32.06	$ 60.41
Income from Investment Operations
Net investment income (loss) C	(.37)	(.41)	(.44)	(.26)	(.27)
Net realized and unrealized gain (loss)	6.68	3.60	8.16	7.25	(28.08)
Total from investment operations	6.31	3.19	7.72	6.99	(28.35)
Net asset value, end of period	$ 56.27	$ 49.96	$ 46.77	$ 39.05	$ 32.06
Total Return A, B	12.63%	6.82%	19.77%	21.80%	(46.93)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.86%	1.88%	1.90%	1.94%	1.90%
Expenses net of fee waivers, if any	1.86%	1.88%	1.90%	1.94%	1.90%
Expenses net of all reductions	1.86%	1.87%	1.90%	1.93%	1.89%
Net investment income (loss)	(.68)%	(.81)%	(1.05)%	(.79)%	(.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 133	$ 136	$ 143	$ 142	$ 141
Portfolio turnover rate E	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 58.24	$ 54.14	$ 44.71	$ 36.61	$ 68.21
Income from Investment Operations
Net investment income (loss) B	.25	.16	.02	.12	.32
Net realized and unrealized gain (loss)	7.75	4.16	9.41	8.27	(31.92)
Total from investment operations	8.00	4.32	9.43	8.39	(31.60)
Distributions from net investment income	-	-	-	(.27)	-
Distributions from net realized gain	(.32)	(.22)	-	(.02)	-
Total distributions	(.32)	(.22)	-	(.29) F	-
Net asset value, end of period	$ 65.92	$ 58.24	$ 54.14	$ 44.71	$ 36.61
Total Return A	13.83%	7.99%	21.09%	23.11%	(46.33)%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.80%	.80%	.85%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.85%	.80%
Expenses net of all reductions	.79%	.79%	.80%	.84%	.79%
Net investment income (loss)	.39%	.27%	.05%	.30%	.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,063	$ 897	$ 973	$ 983	$ 934
Portfolio turnover rate D	73%	70%	71%	135%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 638,722
Gross unrealized depreciation	(79,535)
Net unrealized appreciation (depreciation) on securities and other investments	$ 559,187

Tax Cost	$ 2,491,620

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 450
Capital loss carryforward	$ (1,045,244)
Net unrealized appreciation (depreciation)	$ 559,183

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (186,661)
2017	(858,583)
Total capital loss carryforward	$ (1,045,244)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 6,141	$ 4,514

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,102,628 and $2,346,833, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,607	$ 47
Class T	.25%	.25%	5,779	53
Class B	.75%	.25%	310	234
Class C	.75%	.25%	1,382	56
			$ 9,078	$ 390

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 42
Class T	25
Class B*	35
Class C*	5
$ 107

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,903.30
Class T	2,449.21
Class B	94.30
Class C	367.27
Institutional Class	2,011.20
	$ 6,824

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,331. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $800 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $90 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2012	2011
From net realized gain
Class A	$ 1,215	$ 667
Institutional Class	4,926	3,847
Total	$ 6,141	$ 4,514

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2012	2011	2012	2011
Class A
Shares sold	1,382	1,835	$ 82,422	$ 102,516
Reinvestment of distributions	21	11	1,098	602
Shares redeemed	(2,338)	(3,210)	(138,919)	(178,862)
Net increase (decrease)	(935)	(1,364)	$ (55,399)	$ (75,744)
Class T
Shares sold	2,021	3,104	$ 120,048	$ 172,144
Shares redeemed	(4,996)	(6,777)	(296,134)	(374,459)
Net increase (decrease)	(2,975)	(3,673)	$ (176,086)	$ (202,315)
Class B
Shares sold	5	16	$ 239	$ 823
Shares redeemed	(239)	(483)	(12,835)	(24,437)
Net increase (decrease)	(234)	(467)	$ (12,596)	$ (23,614)
Class C
Shares sold	154	285	$ 8,368	$ 14,713
Shares redeemed	(504)	(638)	(27,593)	(32,456)
Net increase (decrease)	(350)	(353)	$ (19,225)	$ (17,743)
Institutional Class
Shares sold	4,266	3,619	$ 270,700	$ 214,383
Reinvestment of distributions	86	54	4,818	3,064
Shares redeemed	(3,622)	(6,244)	(230,640)	(361,705)
Net increase (decrease)	730	(2,571)	$ 44,878	$ (144,258)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

EPGI-UANN-0113
1.786680.109

Item 2. Code of Ethics

As of the end of the period, November 30, 2012, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Stock Selector Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$44,000	$-	$5,700	$800
Fidelity Advisor Equity Income Fund	$41,000	$-	$5,700	$700
Fidelity Advisor Equity Value Fund	$46,000	$-	$6,100	$400
Fidelity Advisor Growth & Income Fund	$41,000	$-	$4,600	$600
Fidelity Advisor Growth Opportunities Fund	$45,000	$-	$5,700	$600
Fidelity Advisor Large Cap Fund	$43,000	$-	$4,600	$500
Fidelity Advisor Stock Selector Mid Cap Fund	$43,000	$-	$4,600	$600
Fidelity Advisor Strategic Growth Fund	$40,000	$-	$4,600	$400
Fidelity Advisor Value Strategies Fund	$42,000	$-	$6,300	$500

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$42,000	$-	$5,700	$600
Fidelity Advisor Equity Income Fund	$41,000	$-	$5,700	$500
Fidelity Advisor Equity Value Fund	$46,000	$-	$6,100	$300
Fidelity Advisor Growth & Income Fund	$41,000	$-	$4,600	$400
Fidelity Advisor Growth Opportunities Fund	$45,000	$-	$5,700	$500
Fidelity Advisor Large Cap Fund	$41,000	$-	$5,200	$400
Fidelity Advisor Stock Selector Mid Cap Fund	$42,000	$-	$4,600	$500
Fidelity Advisor Strategic Growth Fund	$40,000	$-	$4,600	$300
Fidelity Advisor Value Strategies Fund	$42,000	$-	$6,500	$400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund and Fidelity Advisor Small Cap Fund (the "Funds"):

Services Billed by PwC

November 30, 2012 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$43,000	$-	$3,500	$1,900
Fidelity Advisor Small Cap Fund	$48,000	$-	$3,500	$3,300

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$43,000	$-	$3,300	$2,100
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,300	$3,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2012A	November 30, 2011A
Audit-Related Fees	$880,000	$610,000
Tax Fees	$-	$-
All Other Fees	$955,000	$605,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2012A	November 30, 2011A
Audit-Related Fees	$5,130,000	$3,505,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2012 A	November 30, 2011 A
PwC	$6,050,000	$5,260,000
Deloitte Entities	$1,925,000	$1,360,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 25, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 25, 2013